                                                                Exhibit 10.45(a)

                                 FIRST AMENDMENT
                              TO FUNDING AGREEMENT

         FIRST AMENDMENT, dated as of June 11, 2002 (this "AMENDMENT"), to the Funding Agreement, dated as of December 27, 2001 (the "FUNDING AGREEMENT"), between CHAUTAUQUA AIRLINES, INC., a New York corporation ("CHAUTAUQUA"), and AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL, a Brazilian Federal public company with its main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100, registered in the General Register of Taxpayers under the number 33.660.564/0001-00 (the "LENDER" or "FINAME"), a wholly owned subsidiary of Banco Nacional de Desenvolvimento Economico e Social, a Brazilian Federal public company with its principal place of business in Brasilia, Distrito Federal, Federative Republic of Brazil, and main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100, registered in the General Register of Taxpayers under the number 33.657.248/0001-89 ("BNDES").

                              W I T N E S S E T H:

         WHEREAS, Chautauqua and FINAME are parties to the Funding Agreement and desire to make certain amendments thereto; and

         WHEREAS, Chautauqua and FINAME have agreed to amend the Funding Agreement subject to the terms and conditions contained in this Amendment;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Unless otherwise defined herein, terms which are used herein shall have the meanings assigned thereto in the Funding Agreement.

         2. AMENDMENTS TO THE WHEREAS CLAUSES. (a) The first WHEREAS clause of the Funding Agreement is hereby amended by (i) inserting after "AE3007A1P engines" the following: "and of EMB-145 model EMB-135 KL jet aircraft, each equipped with two Rolls Royce Allison AE3007A1/3 engines" and (ii) deleting the words "including the 4 aircraft listed in Schedule II hereto" and substituting in lieu thereof the words "including the 15 aircraft listed in Schedule II hereto, 4 of which were financed with Direct Loans on January 17, 2002 and 7 of which are being financed on June 11, 2002."

         (b) The fourth WHEREAS clause of the Funding Agreement is hereby amended to delete "Aircraft" and substitute in lieu thereof the following:
"first eleven Aircraft listed on Schedule II hereto".

         (c) The fifth WHEREAS clause of the Funding Agreement is hereby amended by deleting the words "export of the four (4) Aircraft" and substituting in lieu thereof the words "export of the fifteen (15) Aircraft".

         3. AMENDMENTS TO THE DEFINITIONS. (a) The definition of "Bridge Aircraft" is hereby amended to read as follows: "the 11 Aircraft first listed on
Schedule II."

================================================================================

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

         (b) The definition of "Brazilian Lender" is hereby amended by deleting the words "under 10.1.3" and substituting in lieu thereof the words "under
Section 10.1.3(b)(1)", and by deleting the words "and Section 9.5(b)" and substituting in lieu thereof the words "and Section 9.5(b)(1)".

         (c) The definition of the "Relevant Interest Rate" is hereby amended to read as follows: "for the 11 Aircraft delivered on or before June 11, 2002, the "Debt Rate" as set forth in the Relevant Loan Agreements, and for the 4 other Aircraft "Relevant CIRR" for the date of the relevant closing."

         (d) The definition of the term "Relevant CIRR" is hereby added to
Section 1.1 of the Funding Agreement, in alphabetical order, to read as follows:

         [*]

         (e) The definition of "Relevant Payment Date" is hereby amended to insert after [*] the following: [*]

         (f) The definition of "Termination Date" is hereby amended to read as follows:

         ""TERMINATION DATE": the earlier of (i) December 31, 2002 and (ii) six months following the Scheduled Delivery Date as of the date of this Agreement of the last Aircraft which Chautauqua has the right to purchase pursuant to the Purchase Agreement and to finance hereunder; PROVIDED that the Termination Date may be extended, at the option of Chautauqua, for up to the number of days during which a strike was in effect at the Manufacturer resulting in a delay of delivery of Aircraft to Chautauqua, at the written request of Chautauqua to the Lender."

         4. AMENDMENT TO SECTION 2.2. Section 2.2(a) of the Funding Agreement is hereby amended (i) by inserting at the end of the first sentence thereof the following: "after [*], which fee shall begin to accrue on [*], (ii) by changing the date "[*]" to read "[*]" and (iii) by changing the date "[*]" in the second sentence thereof to read "[*]" Section 2.2(b) of the Funding Agreement is hereby amended to add the phrase "not delivered on or before [*] following the words
"4 (or fewer) Aircraft" in clause (i) of Section 2.2(b).

         5. CONCERNING SECTION 2.3(D). No Planning Notice shall be required for any Bridge Aircraft or Aircraft N379SK if financed prior to June 30, 2002.

         6. CONCERNING SECTION 2.4(B). The second sentence of Section 2.4(b) is not applicable to a Relevant Interest Rate based upon Relevant CIRR.

         7. AMENDMENT TO SECTION 2.4(E). The first sentence of Section 2.4(e) is hereby amended by adding the following thereto: ", PROVIDED that with respect to the last 4 Aircraft listed on Schedule II, the Lender agrees to cooperate in good faith with a Borrower request to utilize a Leveraged Lease Loan structure on the applicable closing date (in which no affiliate of Chautauqua is the Owner Participant (as defined in the Relevant Participation Agreement) thereunder) pursuant to a restructuring of the documentation in the same manner as is contemplated in Section 8.18 for a restructuring after the applicable closing date."

--------
* Confidential

         8. AMENDMENT TO SECTION 2.6. Section 2.6 is hereby amended to delete "on the date indicated in Schedule II" and by replacing the words "subject to" with the words "in accordance with".

         [*]

         10. AMENDMENT TO SECTION 5.3. Section 5.3 is hereby amended by adding the following sentence at the end of this Section: "Lender shall not be obligated to make a Direct Loan to finance any Aircraft after June 11, 2002 if it shall have given written notice to Chautauqua before June 19, 2002 that the Delta Connection Agreement, dated and effective the 7th day of June, 2002, between Delta Air Lines, Inc., is not satisfactory to Lender."

         11. Amendment to Section 6. Section 6 is hereby amended by adding a new paragraph 6(d) which reads as follows:

         "(d) Confirmatory Filings. Chautauqua agrees to execute and deliver such further documents of termination or release including any confirmatory filings of such terminations or releases with respect to any Bridge Loans as may reasonably be requested by FINAME."

         12. AMENDMENT TO SECTION 8.7(C). Section 8.7(c) of the Funding Agreement is hereby amended by deleting the words "and the Additional Commitment Period" in the first sentence of Section 8.7(c).

         13. AMENDMENT TO SCHEDULE II. Schedule II to the Funding Agreement is hereby deleted and replaced in its entirety with Schedule II to the Funding Agreement attached hereto as Exhibit 1.

         14. AMENDMENT TO SECTION 8.15. Section 8.15 is hereby amended by deleting the words "(x) to the Manufacturer" and substituting in lieu thereof the words "(x) to the Manufacturer or, in the case of any Loan Documents or closing documents delivered thereunder relating to the last eleven Aircraft listed on Schedule II, to [*] and its affiliates, exclusive of Code-Share Agreements with unaffiliated parties."

         15. AMENDMENT TO SECTION 8.18. Section 8.18 is hereby amended by deleting the words "and D-1" and substituting in lieu thereof the words "D-1, and N."

         16. AMENDMENTS TO EXHIBITS. Exhibits A, B-1, C-1, D-1 and N to the Funding Agreement are hereby deleted in their entirety and replaced by the exhibits attached hereto as Exhibits 2, 3, 4, 5 and 6 respectively.

         17. EFFECTIVENESS. This Amendment shall become effective on the date hereof.

         18. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Funding Agreement are and shall remain in full force and effect.

---------
* Confidential

         19. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         20. INCORPORATION. This Amendment shall be construed as supplemental to the Funding Agreement and shall form a part of it, and the Funding Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         21. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                CHAUTAUQUA AIRLINES, INC.



                                By:___________________________
                                   Name:
                                   Title:



                                AGENCIA ESPECIAL DE FINANCIAMENTO
                                  INDUSTRIAL - FINAME



                                By:___________________________
                                   Name:
                                   Title:



WITNESSES:

____________________

____________________

                                                                       Exhibit 1

                                                                     SCHEDULE II

                                                            TO FUNDING AGREEMENT

                           DELIVERY DATES OF AIRCRAFT

----------------------------- ----------------- ---------------- --------------- -------------- ---------------
                                    FAA
          AIRCRAFT                  REG.
            TYPE                    MARK              MSN           ENGINE 1       ENGINE 2     BORROWING DATE
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145LR                     N282SK            145409           311737          311740            1/17/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145LR                     N283SK            145424           311771          311761            1/17/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145LR                     N284SK            145427           311772          311768            1/17/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145LR                     N285SK            145435           311787          311782            1/17/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N372SK            145538           312019          312020            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N373SK            145543           312026          312021            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N374SK            145544           312032          312031            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N375SK            145569           312062          312065            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N376SK            145578           312079          312090            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N377SK            145579           312091          312100            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N378SK            145593           312048          312049            6/11/02
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N379SK            145606              312151*         312152*          N/A
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N380SK            145613                 **             **             N/A
---------------------------------------------------------------------------------------------------------------
* Expected           ** To be assigned

EMB-145 model EMB-135 KL      N381SK            145619                 **             **             N/A
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
EMB-145 model EMB-135 KL      N382SK            145624                 **             **             N/A
----------------------------- ----------------- ---------------- --------------- -------------- ---------------
         * Expected         ** To be assigned

                                    EXHIBIT 3

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                            PURSUANT TO RULE 406

                                                                     EXHIBIT B-1
                                                                     -----------


                                                            TO FUNDING AGREEMENT
                                                            --------------------




--------------------------------------------------------------------------------


                        [FORM OF] RELEVANT LOAN AGREEMENT


                            (LEVERAGED LEASING LOANS)

                                   (CH-_____)

                            Dated as of ______, 2001

                                     between


              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not
                    individually except as stated herein and
                   otherwise solely as Owner Trustee under the
                       Trust Agreement referred to herein,

                                   as Borrower

                                       and

             AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME,

                                    as Lender

                                 * * * * * * * *


          One Embraer [EMB-145 model EMB-135 KL] [EMB-145 LR] Aircraft
                    United States Registration Number [N___]



CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                Table of Contents

Section 1.  Definitions.......................................................      1

Section 2.  The Loan.   .....................................................       1

Section 3.  Voluntary Termination............................................       6

Section 4.  Events of Default................................................       6

Section 5.  Miscellaneous....................................................       7



SCHEDULE I -- Debt Rate; Original Principal Amount; Maturity Dates

SCHEDULE II -- Loan Payment Dates and Amounts



EXHIBIT A -- Form of Note



ANNEX A -- Definitions

                                 LOAN AGREEMENT
                                   (CH-_____)

            THIS LOAN AGREEMENT (CH-_____) dated as of _____, 2001 (this "AGREEMENT" or this "LOAN AGREEMENT"), is between WELLS FARGO BANK NORTHWEST N.A., a national banking association, not individually ("BANK") except as stated herein but otherwise solely as Owner Trustee under the Trust Agreement referred to herein ("BORROWER"), having an office at [_______________ _________], and AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME, a Brazilian federal public company registered in the General Register of Taxpayers under the number 33.660.564/0001.00 ("LENDER"), having an office at Avenida Republica do Chile No. 100, 18th floor, Rio de Janeiro, state of Rio de Janeiro, Brazil.

                                 R E C I T A L S
                                 ---------------

            WHEREAS, pursuant to that certain Participation Agreement (CH___) dated as of even date herewith among Borrower, the Owner Participant identified therein, Chautauqua Airlines, Inc., as Lessee, JP Morgan Chase Bank, as Security Trustee and Lender, Borrower will purchase one Embraer [EMR-145 LR][EMB-145 model EMB-135 KL] aircraft, equipped with two [Rolls Royce] Allison [AE3007A1/3] [AE3007A1P]-series engines (the "AIRCRAFT"); and

            WHEREAS, Lender has agreed, on the terms and conditions set forth herein, to lend Borrower the funds necessary to purchase the Aircraft and Borrower has agreed to issue the Note to Lender in exchange therefor; and

            WHEREAS, simultaneously with the purchase of the Aircraft, Borrower will lease the Aircraft to Lessee pursuant to a Lease Agreement dated as of even date herewith; and

            NOW, THEREFORE, the parties hereto hereby agree as follows:

      Section 1. DEFINITIONS. Unless otherwise specified herein or therein, all capitalized terms used in this Agreement, the Note or any certificate or other document made or delivered pursuant hereto shall have the meanings set forth in Annex A hereto.

      Section 2.  THE LOAN.

            2.01 PROCEDURE FOR BORROWING. (a) On the Closing Date, the Lender shall make the Loan to the Borrower in Dollars in the amount of $[_______]. The Closing of the Loan shall take place no later than 12:30 P.M., Rio de Janeiro time, on the Closing Date at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other time and place as the parties to the Participation Agreement shall have agreed in writing.

                  (b) The Lender shall advance the Loan to the Borrower by transferring the amount thereof in the Brazilian Currency Equivalent of the Loan in immediately available funds to the Aircraft Manufacturer at the time and date aforesaid. Such advance may be made during banking hours in Rio de Janeiro on the Closing Date; provided that the Lender irrevocably agrees to make such advance on the Closing Date.

            2.02  NOTE EVIDENCING THE LOAN.

                  (a) The Loan shall be evidenced by a Note, substantially in the form of EXHIBIT A, payable to Lender.

            The Note shall have a maturity date equal to the Maturity Date, shall be delivered in New York, New York, and shall provide for the payment of the principal amounts of the Loan in accordance with the provisions of SECTIONS 2.04, 2.05 and 2.06.

            Borrower agrees to record separately the name and address and any other necessary identifying information of Lender in a register maintained as part of a book-entry system. Borrower and Lender shall treat the party whose name is recorded in such register as Lender with all entitlements under this Loan Agreement.

            Notwithstanding anything to the contrary set forth in this Loan Agreement or the other Operative Agreements, no assignment by Lender of any rights or obligations under or in respect of the Loan or the Note shall be effective unless and until Lender shall have complied with the provisions of
Section 5.07(c) of this Agreement.

                  (b) Subject to the applicable provisions of Sections 9 and 10 of the Participation Agreement, Lender, at its cost and expense (including all Taxes, if any), may transfer the Note to a new payee or exchange the Note for a new Note of a different denomination in a principal amount of at least $[*] (except as may be necessary to evidence the entire outstanding principal amount of such Note), by surrendering the Note to Borrower upon receipt of a new Note at the principal office of Borrower, together with a written request from Lender for the issuance of a new Note specifying the denomination or denominations of the same, and, in the event of a surrender for registration of transfer, the name and address of the transferee or transferees.

            2.03  REPLACEMENT NOTES

                  (a) If the Note shall become mutilated, destroyed, lost or stolen, Borrower shall, upon the written request of the registered holder thereof, issue, and deliver in replacement thereof, a new Note, payable to such registered holder in the same principal amount, with the same final maturity date, bearing the same interest rate and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to Borrower. If the Note being replaced has become destroyed, lost or stolen, Lender shall furnish to Borrower such indemnity as may be reasonably required by Borrower to save Borrower harmless from any cost, expense, damage, loss and liability resulting therefrom, and an affidavit as to the destruction, loss or theft of such Note and of the ownership thereof.

                  (b) Subject to Sections 9 and 10 of the Participation Agreement, upon the issuance of a new Note or new Notes pursuant to this Section 2.03, Borrower may require from the party requesting such new Note or new Notes payment of a sum sufficient to reimburse Borrower for, or to provide funds for, the payment of any Tax or other governmental charge in

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* Confidential
connection therewith or any charges and expenses connected with such Tax or other governmental charge paid or payable by Borrower.

            2.04 PRINCIPAL AND INTEREST. The Borrower hereby unconditionally promises to pay Lender the principal amount of and interest on the Loan as follows:

                  (a) Borrower shall make payments of the principal of and interest on the Loan to the registered holder(s) of the Note in accordance with the provisions of the Note and Section 2.05 and as set forth in SCHEDULE II. The Lender is hereby authorized to record on the schedule annexed to and constituting part of the Note indebtedness of the Borrower resulting from the Loan from time to time, including the amounts of principal and interest payable and paid from time to time under this Agreement.

                  (b) Borrower shall make payments to the registered holder(s) of the Note of interest on the unpaid principal amounts of the Loan for the period commencing on the Closing Date through but excluding the date the Loan shall be paid in full, at the following rates (the "INTEREST RATE") per annum (computed using a computation base of a 360-day year comprised of twelve 30-day months):

                      (1) from and after the Closing Date at the Debt Rate for the Loan; and

                      (2) if all or any portion of the principal of or interest on the Loan or any other amount due from Borrower to Lender hereunder with respect to the Loan under the Note or the Security Agreement or any other Operative Agreement relating to the Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), to the extent permitted by applicable law, the amount of such overdue principal, interest or other amount shall bear interest at a rate per annum which is equal to the Default Rate, in each case from the date of such non-payment until such overdue principal, interest or other amount is paid in full (as well after as before judgment). Interest accruing pursuant to the preceding sentence of this Section 2.04(b)(2) shall be payable from time to time on demand.

                  (c) On the Loan Termination Date, Borrower shall pay the aggregate amount of principal of the Loan outstanding, all accrued interest thereon, and all other Liabilities with respect to the Loan then due and payable, such payments to be applied in the order specified in Section 2.04(d).

                  (d) Each payment of amounts due on the Note shall be applied first to the payment of any amount (other than principal and interest) due from the Borrower to Lender hereunder and to Lender and Security Trustee under the other Operative Agreements, including [*], in respect of the Note; second to the payment of accrued and unpaid interest due on the Note;

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* Confidential
and third to the payment of the remaining outstanding principal amount of the Note then due and payable.

            2.05  PREPAYMENT; ACCELERATION.

                  (a) Except as expressly provided in this SECTION 2.05, Borrower may not prepay the Note.

                  (b) On any Loss Payment Date on which the Lessee is required pursuant to Section 10.1 of the Lease to make payment of Stipulated Loss Value with respect of the Aircraft, Borrower shall prepay the principal of the Loan then outstanding together with all accrued and unpaid interest on the Loan and all other Liabilities with respect to the Loan [*] then due. Any sums payable to Borrower by the Lessee, any insurer or any other Person with respect to an Event of Loss (other than Excluded Payments) shall, if received by the Borrower, be paid over to Security Trustee for application as provided in Section 3 of the Security Agreement.

                  (c) If Lessee elects to purchase the Aircraft prior to the end of the Term pursuant to Section 17 of the Lease, Borrower shall on the date Lessee so purchases the Aircraft prepay in full the principal of the Loan outstanding, together with all accrued and unpaid interest on the Loan and all other Liabilities with respect to the Loan [*] due on such date. Borrower shall give Lender and Security Trustee a copy of Lessee's notice of Lessee's intent to terminate the Lease under Section 17 thereof promptly upon receipt thereof from Lessee (if not provided by Lessee to Lender).

                  (d) If Lessee determines to terminate the Lease pursuant to
Section 9 of the Lease, Borrower shall, on the date of termination of the Lease pursuant to such Section 9, prepay in full the principal of the Loan then outstanding, together with all accrued and unpaid interest on the Loan and all other Liabilities [*] with respect to the Loan due on such date. Borrower shall give Lender and Security Trustee a copy of Lessee's notice of Lessee's election to terminate the Lease under such Section 9 promptly upon receipt thereof from Lessee (if not provided by Lessee to Lender).

                  (e) Borrower shall have the right, upon 30 days' revocable prior notice to Lender and Security Trustee), to prepay the Loan in full at any time; PROVIDED, that such prepayment with respect to the Loan is of all principal outstanding on the Loan, and all other Liabilities [*] of, Borrower with respect to the Loan due on such date.

                  (f) The Notes and the Loan (i) may be accelerated following any Loan Event of Default specified in Section 4.01(a) through (f) and (ii) will automatically accelerate following any Loan Event of Default specified in
Section 4.01(g), as provided in Section 5 of the Security Agreement and, upon any such acceleration, all principal outstanding on the Loan, all accrued interest thereon, [*] and all other Liabilities of Borrower under the Operative Agreements then due, shall become due and payable in full. At any time (1) following the occurrence and during the continuance of a Loan Event of Default and (2) prior to the Security Trustee's exercise of its rights under clause (6) of Section 5.1(c) of the Security Agreement, Borrower shall have the right (x) to prepay in full, [*] the principal amount then outstanding of

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* Confidential
the Loan, together with all accrued and unpaid interest thereon and all other Liabilities with respect to the Loan then due or (y) to purchase the Note, for a purchase price equal to the principal amount then outstanding of the Loan, together with all accrued and unpaid interest on the Loan and all other Liabilities with respect to the Loan due on the date of purchase [*]. Upon receipt of such purchase price, Lender shall sell, assign and transfer to Borrower (or Owner Participant if so requested by Borrower) all of Lender's right, title and interest in and to this the Loan Agreement, the Note, the Loan, the Collateral and the Participation Agreement (except with respect to the period prior to such purchase), without recourse or warranty except for Lender's own acts.

                  (g) [Intentionally omitted].

                  (h) If Lessee elects to refinance the Loan pursuant to Section 11 of the Participation Agreement, Borrower shall on the Refunding Date prepay in full the entire principal amount of the Loan then outstanding, together with all accrued and unpaid interest on the Loan and all other Liabilities [*] with respect to the Loan outstanding and unpaid on such date.

                  (i) Notwithstanding any provision hereof or of any other Operative Agreement to the contrary, Borrower agrees that if on or after the date of a Securitization (x) it prepays or purchases the Loan pursuant to
Section 2.05(c) or (d) or (h), it shall make an additional payment of make-whole premium in an amount equal to the deficiency amount paid by the Lessee in connection with such prepayment contemplated by Section 10.1.3(b)(2), clause
(ii) of the Participation Agreement, and (y) it prepays the Loan pursuant to
Section 2.05(e) or the second sentence of Section 2.05(f) prior to the earlier of (x) acceleration of the Note or (y) 180 days after one or more Lease Events of Defaults have occurred, it shall make an additional payment of make-whole premium in an amount equal to the deficiency amount contemplated by Section 10.1.3(b)(2), clause (ii) of the Participation Agreement (calculated in the same manner as if the Lessee had initiated such prepayment). Any agreement between the Lessee and the Lender as to the calculation or determination of the deficiency amount contemplated by Section 10.1.3(b)(2), clause (ii) of the Participation Agreement shall be binding on the Borrower for purposes of Sections 2.05(c), (d) and (h) hereof provided a copy of such agreement is furnished to the Borrower and to the Owner Participant.

            2.06 PAYMENTS. (a) All payments and prepayments by Borrower of principal and interest on the Loan, and all fees, expenses and other amounts under this Loan Agreement or the other Operative Agreements payable to Lender shall be made in immediately available funds in Dollars not later than 12:30 p.m. New York City time on the dates called for under this Loan Agreement, by wire transfer to Lender at the account of Lender set forth in Schedule 1 to the Participation Agreement or as otherwise instructed in writing by Lender. Notwithstanding any other provision of the Operative Agreements, unless and until otherwise instructed in writing by Lender, all payments referred to in the preceding sentence (or elsewhere in this Agreement as being payable to Lender) shall be paid to the Security Trustee at the account specified in the Participation Agreement in immediately available funds in Dollars not later than 12:30 p.m. New York City time on the respective due dates and, if any amount is so paid to the Security Trustee, such payment shall constitute payment to the Lender. If any payment of principal of or interest on the Loan, or any fee or other amounts payable hereunder or under any Operative Agreement

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* Confidential
becomes due and payable on a day which is not a Business Day, such payment shall be made on the immediately following Business Day without additional interest.

                  (b) All payments to be made by Borrower under this Agreement or the Note shall be made only from the income and the proceeds from the Trust Estate to the extent included in the Collateral and only to the extent that Borrower shall have sufficient income or proceeds from the Trust Estate to the extent included in the Collateral to enable Borrower to make payments in accordance with the terms hereof and thereof. Lender agrees that it will look solely to the income and proceeds from the Collateral to the extent available for distribution to it as provided in the Security Agreement and that none of, Bank, Owner Participant or Security Trustee is personally liable to Lender for any amounts payable or for any liability under this Agreement or the Note, except as expressly provided herein or in the Participation Agreement; PROVIDED, HOWEVER, that this Section 2.06(b) shall not be construed to prohibit any action or proceeding against Owner Trustee for its own willful misconduct or grossly negligent conduct or its simple negligence in the handling of remitting of funds; and PROVIDED, FURTHER, that nothing contained in this Section 2.06(b) shall be construed to limit the exercise and enforcement in accordance with the terms of this Agreement or any other Operative Agreements of rights and remedies against the Owner Trustee. The foregoing provisions of this Section 2.06(b) shall survive the termination of this Agreement and the other Operative Agreements.

      Section 3.  VOLUNTARY TERMINATION

            3.01 If Lessor exercises its option to take possession of the Aircraft as provided in Section 9 of the Lease, Lessor shall provide to Lender a written undertaking by the Owner Participant to the effect that if the Lessee shall have, on the Termination Date, made all payments required to be made by Lessee under the Lease and the other Operative Agreements on or before the Termination Date, and otherwise complied with its obligations under Section 9 of the Lease, the Owner Participant will provide funds to the Owner Trustee, on the Termination Date, in an amount equal to the principal amount of the Loan outstanding on the Termination Date (but not any other amounts).

      Section 4.  EVENTS OF DEFAULT.

            4.01 The occurrence of any one or more of the following events shall constitute a "LOAN EVENT OF DEFAULT":

                  (a) any Lease Event of Default (provided that any such Lease Event of Default caused solely by a failure of Lessee to pay to the Borrower or the Owner Participant when due any amount that is included in the definition of Excluded Payments shall not constitute a Loan Event of Default unless notice is given by the Borrower to the Security Trustee that such failure shall constitute a Loan Event of Default); or

                  (b) the failure of the Borrower to pay when due any payment of principal of, interest on or other amount due and payable under the Note or hereunder (other than as a result of a Lease Event of Default or a Lease Default) and such failure shall have continued unremedied for five Business Days in the case of any payment of principal or interest, if any, thereon and, in the case of any other amount, for ten Business Days after the Borrower or the Owner Participant receives written demand from the Security Trustee or Lender; or

                  (c) any Lien required to be discharged by the Borrower (in its individual or trust capacity, or by the Owner Participant under the Operative Agreements shall remain undischarged for a period of thirty (30) days after the Borrower or the Owner Participant, as the case may be, shall have received written notice from the Security Trustee or the Lender of such Lien; or

                  (d) any representation or warranty made by the Owner Participant or the Borrower in the Participation Agreement, the Security Agreement or this Loan Agreement or in any certificate furnished by the Owner Participant or the Owner Trustee to the Security Trustee or Lender in connection with the transactions contemplated by the Operative Agreements shall prove to have been false or incorrect when made in any material respect, and, such misrepresentation shall not have been remedied within thirty (30) days after the Security Trustee or the Lender shall have given Borrower or Owner Participant, as the case may be, notice thereof; or

                  (e) other than as provided in (c) above or (f) below, any failure by the Borrower or Owner Participant to observe or perform any other covenant or obligation of the Borrower or Owner Participant, as the case may be, for the benefit of the Security Trustee or the Lender contained in any Operative Agreement for the benefit of the Security Trustee or Lender and required to be complied with by Borrower or Owner Participant and such failure to comply shall not have been remedied within a period of thirty (30) days after the Security Trustee or the Lender shall have given Borrower or Owner Participant, as the case may be, notice of the occurrence thereof; or

                  (f) if at any time when the Aircraft is registered under the Laws of the United States, the Owner Participant shall not be a "citizen of the United States" within the meaning of Section 40102(a)(15) of Part A of Subtitle VII of Title 49, United States Code, and as a result thereof the registration of the Aircraft under the Federal Aviation Act, and regulations then applicable thereunder, shall cease to be effective; PROVIDED that no Event of Default shall be deemed to have occurred under this paragraph (f) unless such circumstances continue unremedied for more than thirty (30) days after Owner Participant has Actual Knowledge of the state of facts that resulted in such ineffectiveness and of such loss of citizenship; or

                  (g) a Bankruptcy Event shall have occurred and be continuing with respect to the Owner Participant, Borrower or the Trust Estate.

      Section 5.  MISCELLANEOUS.

            5.01 NOTICES. Any notice or other communication of any kind pursuant hereto or in respect hereof shall be made in the manner specified in Section
16.7 of the Participation Agreement and shall be effective as provided therein.

            5.02  TERM OF AGREEMENT.

            This Loan Agreement and all covenants, agreements, representations and warranties made herein shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note and shall continue in full force and effect until the payment in full of all of Borrower's obligations hereunder and under the other Operative Agreements.

            5.03  GOVERNING LAW; JURISDICTION.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                  (b) Each of Borrower and Lender hereby irrevocably and unconditionally:

                        (1) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party to the jurisdiction of the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                        (2) agrees that any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in such courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same by way of motion as a defense or otherwise;

                        (3) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law in addition to Section 5.03(b)(6);

                        (4) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby any special, exemplary, punitive or consequential damages;

                        (5) agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and

                        (6) agrees that service of process upon it in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in
                              Schedule 1 to the Participation Agreement or at such other address of which the other party hereto shall have been notified pursuant to Section 16.7 thereof.

            5.04 MODIFICATIONS. Notwithstanding any provision to the contrary herein, no term of this Loan Agreement may be amended or modified without the prior written consent of both parties hereto.

            5.05 WAIVER. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege under any of the Operative Agreements shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The remedies provided in the Operative Agreements are cumulative and not exclusive of any remedies provided by law. No notice to or demand on Borrower or Owner Participant in any case shall entitle Borrower or Owner Participant to any other or further notice or demand in the same, similar or other circumstances.

            5.06 WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY EITHER OF SUCH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THE OPERATIVE AGREEMENTS.

            5.07 BINDING EFFECT; ASSIGNMENT; REGISTRY. (a) This Loan Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and permitted assigns.

                  (b) Except as otherwise expressly permitted or required by the provisions of the Operative Agreements, neither Borrower nor Lender may assign any of its rights or obligations hereunder or under any Operative Agreement without the prior written consent of the other party, provided that Lender may at any time, sell, assign, transfer, grant a participation in or otherwise dispose of all or any portion of the Loan, the Note or of any of Lender's right, title and interest therein or related thereto pursuant to Section 10.1.3 of the Participation Agreement.

                  (c) The Borrower or its agent shall maintain a register (the "REGISTER") for the recordation of the names and addresses of the owners of the Loan and the related Notes and the principal amounts owing to such owners. Pursuant to the Security Agreement the Security Trustee agrees to maintain the Register as agent for and on behalf of the Borrower. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, its agent and the Lender may treat any person whose name is recorded in the Register as the owner of any interest in the Loan and the related Note recorded therein for all purposes of this Agreement and the Operative Agreements. Upon the receipt of notice from any owner of any interest in the Loan and the related Note of any transfer of any such interest in the Loan and the related Note in compliance with the provisions of Section 10.1.3 of the Participation Agreement, the Borrower or its agent shall record such transfer in the Register and give notice of such recordation to the owner and transferee of any such interest in the Loan and the related Note.

            Notwithstanding the foregoing, the Security Trustee shall not be required to register the transfer of the Loan and the Note unless it shall have received a certificate from the Borrower or the Lender to the effect that all conditions to such transfer set forth in Section 10.1 of the Participation Agreement have been complied with.

                  (d) Transfer of the right to principal of, and interest on, the Loan will be effective only upon (i) notice to the Borrower or its agent of such transfer and (ii) recordation of such transfer in the Register.

            5.08  WITHHOLDING.

                  (a) All amounts payable by the Borrower under this Agreement or the Note shall be paid free and clear of, and without withholding or deduction for, any Taxes, now or hereafter imposed by any Government Entity or taxing authority, respectively, unless otherwise required by Law.

                  (b) If any amount payable by Borrower under this Agreement or the Note becomes subject to Taxes imposed by withholding or any other deduction, then pursuant to Section 3.8 of the Security Agreement the Security Trustee, after consultation with Borrower shall (1) withhold such amount and remit it to the appropriate taxing authority (within the period for payment permitted by Law), (2) pay such additional amounts out of funds therefor received from Lessee so that the net amount actually received by Lender, after reduction for any withholding or deduction, including any reduction for withholding applicable to additional sums payable under Section 3.8 of the Security Agreement, shall be equal to the full amount otherwise then due and payable, PROVIDED, HOWEVER, that the Security Trustee shall only be required to pay such additional amounts to the extent Lessee is required to indemnify Lender for such amount under Sections
9.3 and 9.4 of the Participation Agreement and shall have paid such additional amounts to Security Trustee for distribution to Lender and (3) provide to Lender (or cause to be provided to Lender) reasonably satisfactory evidence available to Borrower of such payment to the relevant tax authority.

            5.09  CONTRACTUAL CURRENCY.

                  (a) This is an international transaction in which the specification of the currency of payments is of the essence. Except as otherwise provided herein, each payment under this Agreement will be made in Dollars (the "CONTRACTUAL CURRENCY"). Any obligation to make payments under this Agreement or any other Operative Agreement in the Contractual Currency will not be, to the extent permitted by applicable Law, discharged or satisfied by any tender in any currency other than the Contractual Currency (unless otherwise specified herein or therein).

                  (b) To the extent permitted by applicable Law, rule or regulation, if any judgment or order expressed in a currency other than the Contractual Currency is rendered for the payment of any amount owing in respect of this Agreement or any other Operative Agreement or in respect of a judgment or order of another court for the payment of any amount owing in respect of this Agreement or any other Operative Agreement, the party to which such payment is owed, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency (and will refund promptly to the other party any excess of the Contractual Currency received by such party) if such shortfall (or such excess) arises or results from any variation between (i) the rate of exchange at which the currency of the judgment or order is converted into the Contractual Currency on the date of entry of such judgment or order and (ii) the rate of exchange at which such party is able to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

            5.10 PERFORMANCE BY LENDER. If Borrower or Owner Participant fails to perform or comply with any of its obligations under the Operative Agreements, Lender shall have the right, but shall not be obligated, to effect such performance, after notice to Borrower and a reasonable opportunity to cure not to exceed 30 days or such shorter period during which such failure shall give rise to a Loan Event of Default, and the amount of any out-of-pocket expenses and other reasonable expenses of Lender incurred in connection with such performance, together with interest thereon from the date such expenses shall have been incurred until such expenses shall have been paid in full at a rate equal to the Default Rate, shall be payable by Borrower upon demand. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact (which power shall be deemed coupled with an interest) following the occurrence of a Loan Event of Default to take any action Lender is allowed to take under this SECTION 5.10.

            5.11 CAPTIONS. The captions or headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Loan Agreement.

            5.12 COUNTERPARTS. This Loan Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument; PROVIDED, that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to Lender.

            5.13 SEVERABILITY. Any provision of this Loan Agreement which is prohibited or unenforceable shall be, to the extent permitted by applicable Law, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            5.14 MAXIMUM INTEREST RATE. Notwithstanding anything that may be to the contrary in any of the Operative Agreements, no amount of interest due under any of the Operative Agreements shall in any event exceed the maximum rate permitted by law.

            5.15 INTENT. The parties agree and intend that for U.S. federal income tax purposes, the Loan is considered to be indebtedness of the Borrower as of the Closing Date.

            5.16 NOTICES, INSTRUCTIONS, CONSENTS, EXECUTION AND WAIVER. Whenever the provisions of this Agreement or any Operative Agreements require or permit notice from or to, instructions from, consent of, execution of any amendment, supplement, modification, instrument, certificate or other document by, or a waiver by, the Lender, the notice from or to, instruction from, consent of, execution by or waiver by, the holders on the date of such notice, instruction, consent, execution or waiver of more than 50% in interest of the principal amount of the Loan then outstanding shall be considered notice from or to, instruction from, consent of, execution by or waiver by, the Lender and shall be binding upon any present or subsequent Lender; PROVIDED, HOWEVER, that without the consent of each holder at the time thereof affected thereby, no amendment, supplement, consent or waiver shall:

                 (a) change the final maturity of the Note, or change the dates or amounts of payment of any installment of the principal of or interest on the Note, or reduce the principal of or interest on the Note, or change to a location outside the United States of America the place of payment where, or the coin or currency in which, the principal amount of the Note is payable; or

                 (b) create any Lien with respect to the Collateral except such as are permitted by the Security Agreement, or deprive any such holder of the benefit of the Lien on the Collateral created by the Security Agreement; or

                 (c) modify the provisions of this Section 5.16; or

                 (d) adversely affect any indemnities in favor of such holder.

        [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed as of the date first above written.

                             WELLS FARGO BANK NORTHWEST, NATIONAL
                             ASSOCIATION, not in its individual capacity except as stated herein and otherwise solely as trustee under the Trust Agreement


                             By: __________________________
                                 Name:
                                 Title:


                             AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME, as Lender


                             By: ___________________________
                                 Name:
                                 Title:


                             By: ___________________________
                                 Name:
                                 Title:

                                   SCHEDULE I
                                       TO
                             LOAN AGREEMENT (N[___])


                                    DEBT RATE



                      The Debt Rate is [_____]% per annum.

                            ORIGINAL PRINCIPAL AMOUNT



                  Note              Original Principal Amount

                  Note                     $[________]


                                 MATURITY DATES


                The Loan Maturity Date is:        [___________]

                               SCHEDULE II - Note
                                       TO
                                 LOAN AGREEMENT
                                Aircraft (______)

                         LOAN PAYMENT DATES AND AMOUNTS

Loan Payment                                                  Installment

   Date               Principal               Interest           Amount
   ----               ---------               --------           ------





                                                                       EXHIBIT A
                                                                              TO
                                                         LOAN AGREEMENT (______)


                                  Form of Note
                                  ------------



                                   [ATTACHED]

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, UNLESS EITHER REGISTERED UNDER SUCH ACT AND SUCH APPLICABLE STATE LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                            [FORM OF] PROMISSORY NOTE
                                      NOTE
                  Relating to One (1) Embraer EMB-145 Aircraft
                          U.S. Registration No. [_____]
                      Manufacturer's Serial Number [______]


$[----------]                                                    ------ -, ----

            WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee (in such capacity, the "BORROWER") pursuant to that Trust Agreement (CH______) between Borrower and the Owner Participant identified therein, for value received, hereby promises to pay to Agencia Especial de Financiamento Industrial - FINAME, or its registered assigns ("LENDER"), at c/o Diretoria BNDES-EXIM1, Av. Republica do Chile, No. 100, CEP 20139-900 Rio de Janeiro - RJ, Brazil 20-139-900, Attn: Diretor de Operacoes - DIREX1 (or at such other location as Lender may from time to time designate), the principal sum of [__________] Dollars ($[_________]) (the "LOAN ") or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by Lender to Borrower under that certain Loan Agreement (CH______) dated as of _____, 2001 (as at any time hereafter amended, the "LOAN AGREEMENT"), by and between Borrower and Lender, in lawful money of the United States of America and immediately available funds on the Maturity Date (the period from the Closing Date to the Maturity Date, or such lesser period if the Loan is accelerated or prepaid pursuant to the terms of the Loan Agreement being the "LOAN TERM") and to pay interest on the unpaid principal amount of the Loan on such dates as are provided in the Loan Agreement and the repayment schedule attached hereto as Annex A-1 (each such day a "PAYMENT DATE") and on the date the Loan is due (at maturity, by acceleration or otherwise) and thereafter on demand. During the Loan Term, on each Payment Date Borrower shall pay Lender principal and interest in accordance with Annex A-1 and as provided in the Loan Agreement.

            All payments of principal, interest and other amounts to be made by Borrower to Lender shall be made to the account specified and in the manner provided in the Loan Agreement. Except as otherwise provided in Section 3 of the Security Agreement, Lender shall apply each payment of amounts due on this Note as follows: FIRST to the payment of any [*] or other amount (other than principal and interest) due from the Borrower to Lender under the Operative Agreements with respect to the Loan; SECOND to the payment of accrued and unpaid interest due on this Note; and THIRD to the payment of principal under this Note then due and payable.

            Interest shall accrue on the unpaid principal amount of the Loan from and including the Closing Date to but not including the date the principal amount of the Loan shall be due (at maturity, by acceleration or otherwise) at the rate per annum provided in Section 2.04 of

--------
* Confidential
the Loan Agreement (the "INTEREST RATE") and thereafter until paid in full at a rate per annum equal to the Default Rate. Any payment of interest, principal or any other payment not paid to the Lender when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Default Rate.

            This Note is a Note referred to in the Loan Agreement and is entitled to the security and benefits provided in the Security Agreement.

            Borrower may prepay or be obligated to prepay this Note, in whole or in part, all as specified in the Loan Agreement and subject to the requirements thereof.

            All payments to be made by Borrower under the Loan Agreement or this Note shall be made only from the income and the proceeds from the Trust Estate to the extent included in the Collateral and only to the extent that Borrower shall have sufficient income or proceeds from the Trust Estate to the extent included in the Collateral to enable Borrower to make payments in accordance with the terms thereof or hereof. Each holder of this Note, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Collateral to the extent available for distribution to it as provided in the Security Agreement and that none of Bank, Owner Participant or Security Trustee Bank is personally liable to the holder hereof for any amounts payable or liability under the Loan Agreement or any Note, except, in the case of Borrower or Bank, as expressly provided herein or in the Participation Agreement; PROVIDED, HOWEVER, that this paragraph shall not be construed to prohibit any action or proceeding against Bank or Security Trustee Bank for its own willful misconduct or grossly negligent conduct or for its own negligence in handling or remitting funds; and PROVIDED, FURTHER, that nothing contained in this paragraph shall be construed to limit the exercise and enforcement in accordance with the terms of the Loan Agreement or any other Operative Agreement of rights and remedies against the Trust Estate. The foregoing provisions of this paragraph shall survive the termination of the Loan Agreement and the other Operative Agreements.

            Upon the occurrence of a Loan Event of Default and for so long as such Loan Event of Default shall continue, the principal hereof and accrued interest hereon may be declared to be or may automatically become forthwith due and payable, all as provided in the Loan Agreement and the Security Agreement.

            Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

            Borrower waives diligence, demand, presentment, notice of nonpayment and protest, all in the sole discretion of Lender and without notice and without affecting in any manner the liability of Borrower.

            THIS NOTE A SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

        [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed by one of its authorized officers as of the date hereof.

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION, not in its individual capacity except as stated herein and otherwise solely as trustee under the Trust Agreement


                                    By:__________________________
                                       Name:
                                       Title:

                                                                       Annex A-1
                                                                              to
                                                                        the Note



                           Payment Dates and Amounts
                           -------------------------


                                [TO BE ATTACHED]

                                    EXHIBIT 2

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                            PURSUANT TO RULE 406

                                                                       EXHIBIT A
                                                            TO FUNDING AGREEMENT
                                                            --------------------


             CONFIDENTIAL: SUBJECT TO RESTRICTIONS ON DISSEMINATION
                    SET FORTH IN SECTION 8 OF THIS AGREEMENT

================================================================================

                      FORM OF PARTICIPATION AGREEMENT (CH _______ )

                           Dated as of [_______], 2001

                                      Among

                           CHAUTAUQUA AIRLINES, INC.,
                                     Lessee,

                                   [-------],
                               Owner Participant,

                        AGENCIA ESPECIAL DE FINANCIAMENTO
                               INDUSTRIAL-FINAME,
                                     Lender

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                         Not in its individual capacity
                      except as expressly provided herein,
                          but solely as Owner Trustee,
                                 Owner Trustee,

                                       and

                              JPMORGAN CHASE BANK,
                         Not in its individual capacity
                      except as expressly provided herein,
                         but solely as Security Trustee
                          under the Security Agreement,

                          ----------------------------

        One Embraer [EMB-145 model EMB-135 KL] [model EMB-145LR] Aircraft
                     Bearing Manufacturer's Serial No. [ ]
                         and U.S. Registration No. N[ ]
      with Two [Rolls Royce] Allison Model [AE3007A1/3] [AE3007A1P] Engines


CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                Table of Contents

                                                                            Page
SECTION 1.   DEFINITIONS AND CONSTRUCTION................................... 2

SECTION 2.   PARTICIPATION IN LESSOR'S COST................................. 2
      2.1    Participation in Lessor's Cost................................. 2
      2.2    Nature of Obligations of Participants.......................... 2

SECTION 3.   TERMINATION OF OBLIGATION TO PARTICIPATE....................... 2

SECTION 4.   PROCEDURE FOR PARTICIPATION IN PAYMENT OF
             LESSOR'S COST; POSTPONEMENT OF SCHEDULED CLOSING DATE.......... 3
      4.1    Notices of Scheduled Closing Date.............................. 3
      4.2    Payment of Lessor's Cost....................................... 3
      4.3    Postponement of Scheduled Closing Date......................... 4
      4.4    Closing........................................................ 4

SECTION 5.   CONDITIONS PRECEDENT........................................... 4
      5.1    Conditions Precedent to Obligations of Participants............ 4
      5.2    Conditions Precedent to Obligations of Owner Trustee...........13
      5.3    Conditions Precedent to Obligations of Security Trustee........13
      5.4    Conditions Precedent to Obligations of Lessee..................14
      5.5    Post-Registration Opinion......................................14

SECTION 6.   REPRESENTATIONS AND WARRANTIES.................................14
      6.1    Lessee's Representations and Warranties........................14
      6.2    Owner Participant's Representations and Warranties.............18
      6.3    Bank Representations and Warranties............................20
      6.4    Security Trustee Representations and Warranties................22
      6.5    Representations and Warranties of the Lender...................25

SECTION 7.   COVENANTS, UNDERTAKINGS AND AGREEMENTS.........................26
      7.1    Covenants of Lessee............................................26
      7.2    Covenants of Owner Participant.................................28
      7.3    Covenants of Bank and Owner Trustee............................31
      7.4    Covenants of Security Trustee Bank.............................33
      7.5    Covenants of Lender............................................34
      7.6    Agreements.....................................................34

SECTION 8.   CONFIDENTIALITY................................................41

SECTION 9.   INDEMNIFICATION AND EXPENSES...................................41
      9.1    General Indemnity..............................................41
      9.2    Expenses.......................................................47
      9.3    General Tax Indemnity..........................................47

                                 i


      9.4    Withholding Taxes..............................................57
      9.5    Increased Costs................................................58

SECTION 10.  ASSIGNMENT OR TRANSFER OF INTERESTS............................59
      10.1   Owner Participant, Owner Trustee; Lender and Lessee............59
      10.2   Effect of Transfer.............................................66

SECTION 11.  REFUNDING AND CERTAIN OTHER MATTERS............................66
      11.1   Refunding Generally............................................66
      11.2   Limitations to Obligation to Refund............................67
      11.3   Execution of Certain Documents.................................68
      11.4   ERISA..........................................................68
      11.5   Consent to Optional Redemptions................................68

SECTION 12.  SECTION 1110...................................................68

SECTION 13.  CHANGE OF CITIZENSHIP..........................................69
      13.1   Generally......................................................69
      13.2   Owner Participant..............................................69
      13.3   Owner Trustee..................................................69
      13.4   Security Trustee...............................................70

SECTION 14.  CONCERNING OWNER TRUSTEE.......................................70

SECTION 15.  SPECIAL LENDER PROVISIONS......................................70
      15.1   Prepayment.....................................................70
      15.2   Configuration of Aircraft......................................70
      15.3   Re-Registration................................................70
      15.4   Subleasing.....................................................71
      15.5   Quiet Enjoyment................................................71
      15.6   Insurance......................................................72

SECTION 16.  MISCELLANEOUS..................................................72
      16.1   Amendments.....................................................72
      16.2   Severability...................................................73
      16.3   Survival.......................................................73
      16.4   Reproduction of Documents......................................73
      16.5   Counterparts...................................................73
      16.6   No Waiver......................................................73
      16.7   Notices........................................................74
      16.8   GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE...............74
      16.9   Contractual Currency...........................................76
      16.10  Third-Party Beneficiary........................................76
      16.11  Entire Agreement...............................................77
      16.12  Further Assurances.............................................77
      16.13  Notices, Instructions, Consents, Execution and Waiver..........77

                    ANNEX, SCHEDULES AND EXHIBITS

ANNEX A         Definitions

SCHEDULE 1      Accounts; Addresses
SCHEDULE 2      Commitments
SCHEDULE 3      Certain Terms
SCHEDULE 4      Permitted Countries
SCHEDULE 5      Special Equity Amounts

                           PARTICIPATION AGREEMENT [ ]

         PARTICIPATION AGREEMENT [CH ], dated as of [__________], 2001 (this "AGREEMENT"), among (a) CHAUTAUQUA AIRLINES, INC., a New York corporation ("LESSEE"), (b) [ ], a [____________] corporation ("OWNER PARTICIPANT"), (c) AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL , a Brazilian Federal public company, ("LENDER"), (d) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee (this and all other capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in Section 1) (in its capacity as Owner Trustee, "OWNER TRUSTEE" or "LESSOR," and in its individual capacity, "BANK"), (e) JPMORGAN CHASE BANK, not in its individual capacity, except as expressly provided herein, but solely as Security Trustee (in its capacity as Security Trustee, "SECURITY TRUSTEE" and in its individual capacity, "SECURITY TRUSTEE BANK").

                                    RECITALS

         WHEREAS, Solitair Corp., an affiliate of the Lessee ("SOLITAIR"), and the Airframe Manufacturer have entered into the Purchase Agreement pursuant to which the Airframe Manufacturer has agreed to manufacture and sell to Solitair, and Solitair has agreed to purchase and take delivery of, among other things, an [EMB-145 model EMB-135 KL] [EMB-145LR model] aircraft, bearing U.S. registration no. N[ ] and equipped with two [Rolls Royce] Allison A-series engines, Solitair has assigned its right to purchase aircraft to the Lessee and the Lessee acquired such aircraft and borrowed a Direct Loan for such aircraft;

         WHEREAS, Lessor and the Lessee have entered into the Purchase Agreement Assignment pursuant to which, among other things, Lessee assigned to the Lessor certain rights with respect to the Aircraft;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Owner Participant and Owner Trustee are entering into that certain Trust Agreement pursuant to which the Owner Trustee agrees, among other things, to hold the Trust Estate for the use and benefit of the Owner Participant;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Owner Trustee and Lender are entering into a Loan Agreement dated the date hereof pursuant to which Lender agrees, subject to certain conditions in this Agreement and the Loan Agreement, to lend to Owner Trustee an amount equal to Lessor's Cost and the Owner Trustee agrees to issue the Note in evidence of Owner Trustee's indebtedness to Lender;

         WHEREAS, concurrently with the execution and delivery of this Agreement, in consideration for the loan made by the Lender, Owner Trustee and the Security Trustee are entering into a Security Agreement dated the date hereof pursuant to which the Owner Trustee will grant a security interest in the Collateral to Security Trustee;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Owner Participant will transfer, as its equity investment in the beneficial interest in the Trust Estate, an amount equal to Owner Participant's Percentage of Lessor's Cost to Owner Trustee;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Owner Trustee and Lessee are entering into that certain Lease dated as of the date hereof whereby, subject to the terms and conditions set forth therein, Owner Trustee agrees to lease to Lessee, and Lessee agrees to lease from Owner Trustee, the Aircraft on the Closing Date;

         WHEREAS, reference is hereby made to the recitals of the Funding Agreement for the purposes of this Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND CONSTRUCTION

         Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in Annex A.

SECTION 2. PARTICIPATION IN LESSOR'S COST

         2.1  PARTICIPATION IN LESSOR'S COST

         Subject to the terms and conditions of this Agreement, on the Closing Date, Owner Participant and Lender shall participate in the payment of Lessor's Cost as follows:

                  (a) Owner Participant shall make an equity investment in the beneficial ownership of the Aircraft in the amount in Dollars equal to Owner Participant's Percentage multiplied by Lessor's Cost; and

                  (b) Lender shall make two non-recourse secured loans to Owner Trustee to finance the Owner Trustee's payment of Lessor's Cost in the amount in Dollars equal to Lessor's Cost, such loans to be evidenced by the Note, dated the Closing Date, issued to the Lender in an aggregate principal amount equal to such amount.

         2.2  NATURE OF OBLIGATIONS OF PARTICIPANTS

         The obligations hereunder of each Participant are several, and not joint, and a Participant shall have no obligation to make available to Owner Trustee any portion of any amount not paid hereunder by any other Participant. The failure by any Participant to perform its obligations hereunder shall not affect the obligations of Lessee toward the other Participant, except to the extent provided in Section 5.4.

SECTION 3. TERMINATION OF OBLIGATION TO PARTICIPATE

         Notwithstanding any other provision of this Agreement, if the Closing does not occur on or before the Commitment Termination Date, the Commitment of each Participant and its obligation to participate in the payment of Lessor's Cost shall expire and be of no further force and effect; PROVIDED that the liability of any Participant that has defaulted in the payment of its Commitment shall not be released.

SECTION 4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST; POSTPONEMENT
           OF SCHEDULED CLOSING DATE

         4.1  NOTICES OF SCHEDULED CLOSING DATE

         Lessee agrees to give Participants, Owner Trustee, and Security Trustee at least five Business Days' written notice of the Scheduled Closing Date and, in addition, Lessee shall comply with the notice requirements of the Funding Agreement with respect to the Lender. Each Participant agrees that making available its respective Commitment shall constitute a waiver of such notice. Owner Trustee and Security Trustee shall be deemed to have waived such notice if Security Trustee or the Airframe Manufacturer, as the case may be, shall have received from each Participant funds in the full amount of its respective Commitment.

         4.2  PAYMENT OF LESSOR'S COST

                  (a) Owner Participant agrees, subject to the terms and conditions of this Agreement, to make the Dollar amount of its Commitment available, by wire transfer of immediately available funds to the JPMorgan Chase Bank ABA No. 021000021, Registered Bond Wire Account No. [*] or to such other account as is specified by the Security Trustee at or before 9:30 A.M., New York City time, on the Scheduled Closing Date.

                  (b) Lender agrees, subject to the terms and conditions of this Agreement and of the Funding Agreement, to make the amount of its Commitment available by transferring the amount thereof in the Brazilian Currency Equivalent (as hereinafter defined) of the Loan in immediately available funds to the Airframe Manufacturer on or prior to the time and date aforesaid. Such advance may be made during banking hours in Rio de Janeiro on the Closing Date. The "BRAZILIAN CURRENCY EQUIVALENT" of the amount of a borrowing denominated in Dollars means an amount in the legal currency of Brazil computed by multiplying such Dollar amount by the buying rate of exchange of Dollars into the legal currency of Brazil made public by the Central Bank of Brazil for commercial transactions under the Code PTAX 800 of SISBACEN for the Business Day immediately prior to the Closing Date.

                  (c) Subject to the satisfaction or waiver by the applicable party of the conditions precedent set forth in Section 5, and simultaneously with the receipt by the parties hereto of all amounts to be paid to them on the Closing Date pursuant to this Section 4.2, Owner Trustee shall:

                        (i) purchase, take title to, and unconditionally and irrevocably accept delivery of the Aircraft, and in connection therewith execute the Delivery Receipt in the form of Exhibit J hereto;

                        (ii) execute and deliver the Loan Agreement, the Security Agreement, the Purchase Agreement Assignment, the Lease, Lease Supplement No. 1, and the Loan Agreement;

--------
* Confidential

                        (iii) borrow from Lender the amount of Lender's Commitment to finance Lessor's Cost, and to issue and deliver to Lender the Note in an aggregate principal amount equal to the amount of Lender's Commitment pursuant hereto and pursuant to the Loan Agreement;

                        (iv) [intentionally omitted];

                        (v) in consideration of the transfer of title to the Aircraft to Owner Trustee, direct the Lender to pay Lessor's Cost, as set forth in the Manufacturer's Invoice to Airframe Manufacturer by wire transfer of immediately available funds in Brazilian currency to its account set forth in Schedule 1 or as otherwise directed by Airframe Manufacturer.

                        (vi) execute an application for registration of the Aircraft with the FAA and Lease Supplement No. 1, in each case with respect to the Aircraft;

                        (vii) lease the Aircraft to Lessee pursuant to the Lease; and

                        (viii) take such other action as may be required to be taken by the Owner Trustee on the Closing Date by the terms of any Operative Agreement.

         4.3  POSTPONEMENT OF SCHEDULED CLOSING DATE

                  4.3.1    POSTPONEMENT AS TO OWNER PARTICIPANT

         If for any reason whatsoever the Closing is not consummated on the Scheduled Closing Date, Lessee may by telephonic notice, given by 5:00 p.m., New York City time (such telephonic notice to be promptly confirmed in writing by personal delivery or facsimile), on the Scheduled Closing Date to Owner Participant, Owner Trustee and the Security Trustee, designate a Delayed Closing Date.

                  4.3.2    POSTPONEMENT AS TO LENDER

         The Closing may be postponed with respect to the Lender and its Commitment as provided in the Funding Agreement.

         4.4  CLOSING

         The Closing shall occur at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or such other place as the parties shall agree, before 12:30 p.m. Rio de Janeiro time.

SECTION 5. CONDITIONS PRECEDENT

         5.1  CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTICIPANTS

         The obligation of each Participant to make the Dollar amount of its respective Commitment available for payment as directed by the Owner Trustee on the Closing Date is subject to satisfaction or waiver by each such Participant, at or prior to the Closing, of the conditions precedent set forth below in this Section 5.1; PROVIDED that it shall not be a condition precedent to the obligation of any Participant that any document be produced or action taken that is to be produced or taken by such Participant or by a Person within such Participant's control; PROVIDED, FURTHER, that Sections 5.1.2(iii) and (xv) shall not be conditions precedent to the obligation of Lender, and Section 5.1.5 shall not be a condition precedent to the obligation of Owner Participant.

                  5.1.1    NOTICE

         Such Participant shall have received the notice described in Section 4.1, when and as required thereby, or shall have waived such notice.

                  5.1.2    DELIVERY OF DOCUMENTS

         Such Participant shall, except as noted below, have received executed counterparts of the following agreements, instruments, certificates or documents, and each of such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be in the form indicated below and otherwise satisfactory in form and substance to such Participant and (c) shall be in full force and effect:

                        (i) the Lease, in the form of Exhibit D to the Funding
                  Agreement; PROVIDED that only Security Trustee shall receive the sole executed chattel paper original thereof;

                        (ii) Lease Supplement No. 1; PROVIDED that only Security
                  Trustee shall receive the sole executed chattel paper original thereof;

                        (iii) the Tax Indemnity Agreement; PROVIDED that only
                  Owner Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

                        (iv) the Trust Agreement;

                        (v) the Loan Agreement, in the form of Exhibit B-1 to
                  the Funding Agreement;

                        (vi) the Security Agreement, in the form of Exhibit C-1
                  to the Funding Agreement;

                        (vii) [intentionally omitted];

                        (viii) the Purchase Agreement Assignment;

                        (ix) the Engine Warranty Agreement, in the form of
                  Exhibit L to the Funding Agreement;

                        (x) the Aircraft Warranty Agreement, in the form of
                  Exhibit M to the Funding Agreement;

                        (xi) the Note dated the Closing Date; PROVIDED that only
                  the Lender shall receive the original Note;

                        (xii) (A) in the case of each Participant an excerpted
                  copy of the Purchase Agreement to the extent relating to Airframe Manufacturer's warranties or related obligations or any right in the Purchase Agreement assigned to Owner Trustee pursuant to the Purchase Agreement Assignment; PROVIDED that only the Owner Trustee and Security Trustee shall receive copies of such agreements (copies of which may be inspected by Participants and their respective special counsel on the Closing Date, but after the Closing Date such copies shall be retained by Owner Trustee and Security Trustee and may be inspected and reviewed by Owner Participant or its respective counsel if and only if there shall have occurred and be continuing a Lease Default or Lease Event of Default), and (B) in the case of the Lender, a copy of such portion of the Purchase Agreement as is required to be delivered to it under the Funding Agreement;

                        (xiii) the Bills of Sale and the Bills of Sale (as
                  defined in the Direct Loan documentation);

                        (xiv) the broker's report and insurance certificates
                  required by Section 11 of the Lease;

                        (xv) if requested by the Owner Participant, an appraisal
                  or appraisals from an Appraiser, which appraisal or appraisals shall be reasonably satisfactory in form and substance to Owner Participant; PROVIDED that only Owner Participant shall receive a copy of its appraisal (the "APPRAISAL");

                        (xvi) in the case of Lender, a certificate of the
                  Secretary or an Assistant Secretary of the Lessee, dated as of the Closing Date that certifies to the following: (A)(i) that attached to the certificate are accurate and true copies of each Code-Share Agreement and amendment to a Code-Share Agreement entered into by the Lessee since the most recent advance of a Leveraged Leasing Loan or a Direct Loan under the Funding Agreement or, if no Leveraged Leasing Loan or Direct Loan has been advanced under the Funding Agreement, since the Financial Closing Date (as defined in the Funding Agreement), or (ii) that Borrower has not entered into any Code-Share Agreement or amendment to a Code-Share Agreement since the most recent advance of a Leveraged Leasing Loan or Direct Loan under the Funding Agreement or, if no Leveraged Leasing Loan or Direct Loan has been advanced under the Funding Agreement, since the Financial Closing Date, and (B) listing all Code-Share Agreements which are in effect and further indicating any Code-Share Agreement which is in effect but not listed in Schedule III to the Funding Agreement as well as any Code-Share Agreement which is listed in Schedule III to the Funding Agreement but has terminated;

                        (xvii) (A) a copy of the Certificate of Incorporation
                  and By-Laws of Lessee and resolutions of the board of directors of Lessee, in each case certified as of the Closing Date, by the Secretary or an Assistant Secretary of

                  Lessee, duly authorizing the execution, delivery and performance by Lessee of the Lessee Operative Agreements required to be executed and delivered by Lessee on or prior to the Closing Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Lessee, Owner Participant, Bank, Lender and Security Trustee as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of such party; (C) a copy of the long-form good standing certificate (certified as of a recent date by the Secretary of State of Lessee's jurisdiction of incorporation) certified as a true and complete copy thereof by the Secretary or an Assistant Secretary of Lessee, and (D) a copy of the Certificate of Incorporation or Articles of Incorporation and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, Bank, Lender and Security Trustee, certified as of the Closing Date by the Secretary or an Assistant or Attesting Secretary or other authorized officer of Owner Participant, Bank, Lender and Security Trustee, respectively, which authorize the execution, delivery and performance by Owner Participant, Bank, Lender and Security Trustee, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Lessee or any Participant may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

                        (xviii) an Officer's Certificate of Lessee, dated as of
                  the Closing Date, stating that its (A) representations and warranties set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date), (B) all covenants and conditions required to be performed or fulfilled by it prior to or on the Closing Date have been performed or fulfilled; (C) as of the Closing Date, both before and after giving effect to the transactions contemplated by this Agreement, no Lease Default or Lease Event of Default shall have occurred and be continuing; (D) absent a Change in U.S. Tax Law, or being requested to do so by any appropriate governmental authority and subject to the receipt of a W8-EXP, the Lessee has no present intention to withhold taxes on payments of interest on the Note;

                        (xix) Officer's Certificate of Lender, dated as of the
                  Closing Date, stating that its (A) representations and warranties set forth in this Agreement are true and current as of the Closing Date, and (B) all covenants and conditions required to be performed or fulfilled by it prior to or on the Closing Date have been performed or fulfilled.

                        (xx) an Officer's Certificate of the Airframe
                  Manufacturer, representing and warranting to and for the benefit of the parties to this Agreement that title to the Aircraft, free and clear of all Liens arising from, through or under the Airframe Manufacturer, has been conveyed to the Owner Trustee pursuant to the Warranty Bill of Sale, and agreeing to defend such title forever against the claims and demands of all Persons.

                        (xxi) an Officer's Certificate of Bank, dated as of the
                  Closing Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                        (xxii) an Officer's Certificate of Owner Participant,
                  dated as of the Closing Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                        (xxiii) an Officer's Certificate of Security Trustee,
                  dated as of the Closing Date, stating that its representations and warranties in its individual capacity or as Security Trustee, as the case may be, set forth in this Agreement are true and correct as of the Closing Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                        (xxiv) an application for registration of the Aircraft
                  with the FAA under the Act on AC Form 8050-1 (or such other form as may be approved by the FAA in the name of Owner Trustee; PROVIDED that only special FAA counsel in Oklahoma City, Oklahoma shall receive the sole executed copy thereof for filing with the FAA;

                        (xxv) the Manufacturer's Invoice;

                        (xxvi) the Financing Statements;

                        (xxvii) the following opinions of counsel, in each case
                  dated the Closing Date:

                        (A) an opinion of Hughes Hubbard & Reed LLP, special
                     counsel to Lessee, in form and substance satisfactory to each Participant;

                        (B) an opinion of Lessee's general counsel, in form and
                     substance satisfactory to each Participant;

                        (C) an opinion of counsel to Airframe Manufacturer, in
                     form and substance satisfactory to each Participant;

                        (D) an opinion of [ ], special counsel to Owner Trustee,
                     in form and substance satisfactory to each Participant;

                        (E) an opinion of [ ], special counsel to Security
                     Trustee, in form and substance satisfactory to each Participant;

                        (F) an opinion of Special Counsel to Owner Participant
                     and
                     an opinion of internal counsel to Owner Participant
                     (each as defined in Schedule 3 to this Agreement), in form and substance satisfactory to each Participant;

                        (G) if requested by the Owner Participant, an opinion of
                     Special Tax Counsel to Owner Participant (as defined in
                     Schedule 3 to this Agreement), with respect to certain tax consequences of the transactions contemplated hereby; PROVIDED that only Owner Participant shall receive such opinion;

                        (H) an opinion of Daugherty, Fowler, Peregrin & Haught,
                     P.C., special FAA counsel, in form and substance satisfactory to each Participant; and

                        (I) in the case of the Lender, an opinion of Simpson
                     Thacher & Bartlett, special New York counsel, and of Pinheiro Neto-Advogados, Brazilian counsel, in a form satisfactory to the Lender;

                        (xxviii) evidence that the Aircraft has been certified
                  as to type by the FAA;

                        (xxix) the Lender shall have received the certificate of
                  Lessee referred to in Section 5.3 of the Funding Agreement;
                  and

                        (xxx) the Participants and their respective counsel
                  shall have received copies of such documents and papers as such Participants may reasonably request (including with respect to the conversion of the Direct Loan into the Leveraged Lease Loan), other than in the case of parties other than Owner Participant and its special counsel, the Tax Indemnity Agreement.

                  5.1.3    OTHER COMMITMENTS

         The Lender shall have made available the Dollar amount of its Commitment in accordance with Section 4.

                  5.1.4    VIOLATION OF LAW

         No change shall have occurred after the date of this Agreement in any applicable Law that makes it a violation of Law for (a) Lessee, any Participant, Owner Trustee or Security Trustee to execute, deliver and perform the Operative Agreements to which any of them is a party or (b) any Participant to make the Dollar amount of its Commitment available or, in the case of the Lender, to acquire the Note or to realize the benefits of the security afforded by the Security Agreement.

                  5.1.5    PERFECTED SECURITY INTEREST

         On the Closing Date, after giving effect to the filing of the FAA Filed Documents and the Financing Statements, Security Trustee shall have received a duly perfected first priority security interest in all of Owner Trustee's right, title and interest in the Aircraft and the Lease, subject only to Permitted Liens.

                  5.1.6    REPRESENTATIONS, WARRANTIES AND COVENANTS

         The representations and warranties of each other party to this Agreement made, in each case, in this Agreement and in any other Operative Agreement to which it is a party, shall be true and accurate in all material respects as of the Closing Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and each other party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreement to which it is a party to be observed or performed by it as of the Closing Date.

                  5.1.7    NO EVENT OF DEFAULT

                           (a) On the Closing Date, no event shall have occurred
and be continuing, or would result from the sale, mortgage or lease of the Aircraft, which constitutes a Lease Default or Lease Event of Default, Loan Default or Loan Event of Default.

                           (b) The Lessee shall not be in payment default or
other material default under any lease secured by a Leveraged Leasing Loan (as defined in the Funding Agreement) made under the Funding Agreement or under any Direct Loan (as defined in the Funding Agreement) made under the Funding Agreement or under any other agreement with the Lender or BNDES.

                  5.1.8    NO EVENT OF LOSS

         On the Closing Date, no Event of Loss with respect to the Airframe or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred.

                  5.1.9    TITLE

         Owner Trustee shall have good title (subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except (a) the rights of Lessee under the Lease, (b) the Lien created by the Security Agreement and (c) other Permitted Liens.

                  5.1.10   CERTIFICATION

                                    (i) Lessee shall have received an FAA
                  certificate of airworthiness for any EMB jet aircraft delivered to it 30 days or more prior to the Closing Date pursuant to the Purchase Agreement and financed by the Lender, by the later of (i) the Closing Date and (ii) 30 days after the import of such aircraft into the United States.

                                    (ii) The Aircraft shall have been certified
                  as to type by the FAA.

                                    (iii) The Aircraft shall have been duly
                  certified as to airworthiness by the Brazilian aviation authority.

                  5.1.11   SECTION 1110

         Owner Trustee, as lessor under the Lease (and Security Trustee, as assignee of Owner Trustee under the Security Agreement), are entitled to the benefits of Section 1110 (as currently in effect) including the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.
                  5.1.12   FILING

         On the Closing Date (a) the FAA Filed Documents shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Act and (b) each Financing Statement shall have been duly filed (or shall be in the process of being so duly filed) in the appropriate jurisdiction.

                  5.1.13   NO PROCEEDINGS

         No action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any Government Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

                  5.1.14   GOVERNMENTAL AUTHORITY

         All appropriate action required to have been taken prior to the Closing Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States or Brazil, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued.

                  5.1.15   SECURITY TRUSTEE CERTIFICATE

         The Lender shall have received a certificate from the Security Trustee dated the Closing Date signed by an authorized officer of the Security Trustee certifying that no Liens exist of the type that the Security Trustee has agreed to remove pursuant to Section 6.7 of the Security Agreement.

                  5.1.16   [OMITTED]


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                                                                              12


                  5.1.17   NO SALES TAX

         Each Participant shall be satisfied that no sales, use, value added or like Tax, and no stamp duty, is payable with respect to the purchase and leasing of the Aircraft on the Closing Date.

                  5.1.18   NO TERMINATION OF COMMITMENTS

         No Commitment Termination Event (as defined in the Funding Agreement) shall have occurred and be continuing.

                  5.1.19   AMENDMENT OF PURCHASE AGREEMENT

         On the Closing Date, the Lender shall (a) have received any amendments to the Purchase Agreement since the date of the Funding Agreement that have not been previously delivered to it, except any amendments which are not requested by it after being informed of their substance and (b) be satisfied that none of such amendments could reasonably be expected to result in any material increase in the Lender's obligations or material diminution in the Lender's rights hereunder or under any other Operative Agreements and that the Purchase Agreement remains in full force and effect.

                  5.1.20   ACCEPTANCE OF AIRCRAFT

                                    (i) The Airframe Manufacturer shall have
                  delivered the Aircraft under the Purchase Agreement, the Aircraft shall have been unconditionally and irrevocably accepted by or on behalf of the purchaser or its assignee under the Purchase Agreement in Fly-Away-Factory Condition, and copies of the acceptance certificate shall have been furnished to each Participant.

                                    (ii) The Lender shall have received by 7:00
                  p.m. Rio de Janeiro time on the first day prior to the Closing Date a copy of the printout on the screen of the Register of Credit Operation-RC, and of the Register of Export-RE, both obtained through the SISCOMEX (Bureau of Foreign Trade) System, evidencing the authorization for export of the Aircraft, indicating the Lender as lender/creditor under this Agreement and indicating the Lessor's Cost.

                  5.1.21   ORIGINATION FEE

         The Lessee shall have paid to the Lender (directly and not through the Security Trustee) the Origination Fee (as defined in the Funding Agreement).

                  5.1.22   AIRCRAFT PRICE; MANUFACTURER INVOICE

                                    (i) The principal amount of the Loan shall
                  not exceed the amount permitted by Section 2.1 of the Funding Agreement.

                                    (ii) The Lender shall have received a copy
                  of the Manufacturer Invoice for the Aircraft.


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                                                                              13


         5.2  CONDITIONS PRECEDENT TO OBLIGATIONS OF OWNER TRUSTEE

         The obligation of Owner Trustee to take the actions required by this Agreement to be taken by it on the Closing Date is subject to satisfaction or waiver by Owner Trustee, at or prior to the Closing, of the conditions precedent set forth below in this Section 5.2.

                  5.2.1    NOTICE

         Owner Trustee shall have received the notice described in Section 4.1 or, in the case of a Delayed Closing Date, 4.3, when and as required thereby, or shall have waived such notice.

                  5.2.2    DOCUMENTS

         Executed originals of the agreements, instruments, certificates or documents described in Section 5.1.2 shall have been received by Owner Trustee, except as specifically provided therein, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Owner Trustee.

                  5.2.3    OTHER CONDITIONS PRECEDENT

         Each of the conditions set forth in Sections 5.1.4, 5.1.6, 5.1.7 and
5.1.11 shall have been satisfied unless the failure of any such condition to be satisfied is the result of any action or inaction by Owner Trustee.

         5.3  CONDITIONS PRECEDENT TO OBLIGATIONS OF SECURITY TRUSTEE

         The obligation of Security Trustee to take the actions required by this Agreement to be taken by it on the Closing Date is subject to the satisfaction or waiver by Security Trustee, at or prior to the Closing, of the conditions precedent set forth below in this Section 5.3.

                  5.3.1    NOTICE

         Security Trustee shall have received the notice described in Section
4.1 or, in the case of a Delayed Closing Date, 4.3, when and as required thereby, or shall have waived such notice.

                  5.3.2    DOCUMENTS

         Executed originals of the agreements, instruments, certificates or documents described in Section 5.1.2 shall have been received by Security Trustee, except as specifically provided therein, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Security Trustee.

                  5.3.3    OTHER CONDITIONS PRECEDENT

         Each of the conditions set forth in Sections 5.1.4, 5.1.6, 5.1.7 and
5.1.11 shall have been satisfied unless the failure of any such condition to be satisfied is the result of any action or inaction by Security Trustee.


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                                                                              14


         5.4  CONDITIONS PRECEDENT TO OBLIGATIONS OF LESSEE

         The obligation of Lessee to lease the Aircraft on the Closing Date and to take the other actions required by this Agreement to be taken by it at the Closing is subject to the satisfaction or waiver by Lessee, at or prior to the Closing, of the conditions precedent set forth below in this Section 5.4.

                  5.4.1    DOCUMENTS

         Executed originals of the agreements, instruments, certificates or documents described in Section 5.1.2 shall have been received by Lessee, except as specifically provided therein, and shall be satisfactory to Lessee, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Lessee.

                  5.4.2    SALES TAX

         Lessee shall be satisfied that no sales, use, value added, goods and services or like Tax, and no stamp tax duty, is payable with respect to the delivery of the Aircraft on the Closing Date to the extent that Lessee has liability therefor under Section 9.3.

                  5.4.3    OTHER CONDITIONS PRECEDENT

         Each of the conditions set forth in Sections 5.1.3 (as to all Participants), 5.1.4, 5.1.6, 5.1.7 (as to Loan Defaults or Loan Events of Default not constituting Lease Defaults or Lease Events of Default, respectively), 5.1.8, 5.1.9, 5.1.10, 5.1.11, 5.1.12, 5.1.13, 5.1.14 and 5.1.20
shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

         5.5  POST-REGISTRATION OPINION

         Promptly upon the registration of the Aircraft and the recordation of the FAA Filed Documents pursuant to the Act, Lessee will cause Daugherty, Fowler, Peregrin & Haught, P.C., special FAA counsel in Oklahoma City, Oklahoma, to deliver to Lessee, each Participant, Owner Trustee and Security Trustee a favorable opinion or opinions addressed to each of them with respect to such registration and recordation.

SECTION 6. REPRESENTATIONS AND WARRANTIES

         6.1  LESSEE'S REPRESENTATIONS AND WARRANTIES

         Lessee represents and warrants to each Participant, Owner Trustee and Security Trustee that:

                  6.1.1    ORGANIZATION; QUALIFICATION

         Lessee is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New York and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Operative Agreements which are executed and delivered by it at the Closing (the "CLOSING LESSEE OPERATIVE AGREEMENTS"). Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Material Change as to it.

                  6.1.2    CORPORATE AUTHORIZATION

         Lessee has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of each of the Closing Lessee Operative Agreements, and the performance of its obligations thereunder.

                  6.1.3    NO VIOLATION

         The execution and delivery by Lessee of the Closing Lessee Operative Agreements, the performance by Lessee of its obligations thereunder and the consummation by Lessee on the Closing Date of the transactions contemplated thereby, do not and will not (a) violate any provision of its Certificate of Incorporation or By-Laws, (b) violate any Law applicable to or binding on it or
(c) violate or constitute any default under (other than any violation or default that would not result in a Material Change as to Lessee), or result in the creation of any Lien (other than a Permitted Lien) upon the Aircraft under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Lessee is a party or by which Lessee or any of its properties is bound.

                  6.1.4    APPROVALS

         The execution and delivery by Lessee of the Closing Lessee Operative Agreements, the performance by Lessee of its obligations thereunder and the consummation by Lessee on the Closing Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of Lessee and (b) any Government Entity, other than the filing of (x) the FAA Filed Documents and the Financing Statements (and UCC continuation statements periodically) and (y) filings, recordings, notices or other ministerial actions pursuant to any routine recording, contractual or regulatory requirements applicable to it.

                  6.1.5    VALID AND BINDING AGREEMENTS

         The Closing Lessee Operative Agreements to have been duly authorized, executed and delivered by Lessee and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, constitute the legal, valid and binding obligations of Lessee and are enforceable against Lessee in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

                  6.1.6    LITIGATION

         Except as disclosed in the financial statements referred to in Section 6.1.7, no action, claim or proceeding is now pending or, to the Actual Knowledge of Lessee, threatened, against Lessee, before any court, governmental body, arbitration board, tribunal or administrative agency, which is reasonably likely to be determined adversely to Lessee and if determined adversely to Lessee would result in a Material Change as to Lessee.

                  6.1.7    FINANCIAL CONDITION

         The audited balance sheet of Lessee as of December 31, 2000, and the related statements of operations and cash flows for the period then ended have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Lessee as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no Material Change to Lessee.

                  6.1.8    REGISTRATION AND RECORDATION

         Except for (a) the registration of the Aircraft with the FAA pursuant to the Act in the name of Owner Trustee, (b) the filing for recordation (and recordation) of the FAA Filed Documents pursuant to the Act, (c) the filing of the Financing Statements (and continuation statements relating thereto at periodic intervals), (d) the taking of possession and retention by Security Trustee of the original counterparts of the Lease and Lease Supplement No. 1,
(e) the affixation of the nameplates referred to in Section 7.1.3 of the Lease, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the UCC) is necessary in order to establish and perfect the right, title or interest of Owner Trustee, and the Security Trustee's security interest created under the Security Agreement in the Aircraft and the Lease, as against the Lessee and any other Person, in each case in any applicable jurisdiction in the United States.

                  6.1.9    CHIEF EXECUTIVE OFFICE

         The chief executive office (as such term is defined in Article 9 of the UCC) of Lessee is located at 2500 S. High School Road, Indianapolis, Indiana.

                  6.1.10   NO DEFAULT

         No event which, if the Aircraft were subject to the Lease constitutes a Lease Event of Default has occurred and is continuing.

                  6.1.11   NO EVENT OF LOSS

         No Event of Loss has occurred with respect to the Airframe or any Engine, and, to the Actual Knowledge of Lessee, no circumstance, condition, act or event has occurred that, with the giving of notice or lapse of time or both gives rise to or constitutes an Event of Loss with respect to the Airframe or any Engine.

                  6.1.12   COMPLIANCE WITH LAWS

                           (a) Lessee is a Citizen of the United States, a U.S.
Air Carrier and a Section 1110 Air Carrier.

                           (b) Lessee holds all licenses, permits and franchises
from the appropriate Government Entities necessary to authorize it to lawfully engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except where the failure to so hold any such license, permit or franchise would not give rise to a Material Change to Lessee.

                           (c) Lessee is not an "investment company" or a
company controlled by an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

                  6.1.13   SECURITIES LAWS

         Neither Lessee nor any person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement, or of the Note or any other interest in or Security under the Security Agreement, for sale to, or solicited any offer to acquire any such interest or Security from, or has sold any such interest or Security to, any person in violation of the Securities Act.

                  6.1.14   BROKER'S FEES

         No Person acting on behalf of Lessee is or will be entitled to any broker's fee, commission or finder's fee in connection with the Transactions (other than The Seabury Group LLC).

                  6.1.15   SECTION 1110

         Security Trustee, as secured party under the Security Agreement, is entitled to the benefits of Section 1110 (as currently in effect) including the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

                  6.1.16   [*] WITHHOLDING

         [*]

                  6.1.17   ERISA

         (a) No condition exists with respect to any Plan maintained, sponsored or contributed (or required to be contributed) to by Lessee or any Commonly Controlled Entity which could result in a Material Change to Lessee.


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* Confidential

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                                                                              18


         (b) No part of the funds to be used by the Lessee in connection with the payment of Rent directly or indirectly constitutes assets of a Plan.

                  6.1.18

         [intentionally omitted].

         6.2  OWNER PARTICIPANT'S REPRESENTATIONS AND WARRANTIES

         Owner Participant represents and warrants to Lessee, Lender, Owner Trustee and Security Trustee that:

                  6.2.1    ORGANIZATION, PERMITTED INSTITUTION, ETC.

         Owner Participant is a corporation duly incorporated, validly existing and in good standing under the Laws of the OP Jurisdiction, has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into, and perform its obligations under the Owner Participant Agreements. Owner Participant is a Permitted Institution.

                  6.2.2    CORPORATE AUTHORIZATION

         Owner Participant has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery of each of the Owner Participant Agreements, and the performance of its obligations thereunder.

                  6.2.3    NO VIOLATION

         The execution and delivery by Owner Participant of the Owner Participant Agreements, the performance by Owner Participant of its obligations thereunder and the consummation by Owner Participant on the Closing Date of the transactions contemplated thereby, do not and will not (a) violate any provision of the Certificate of Incorporation or By-Laws of Owner Participant, (b) violate any Law applicable to or binding on Owner Participant or (c) violate or constitute any default under (other than any violation or default that would not result in a Material Change to Owner Participant), or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Owner Participant is a party or by which Owner Participant or any of its properties is bound.

                  6.2.4    APPROVALS

         The execution and delivery by Owner Participant of the Owner Participant Agreements, the performance by Owner Participant of its obligations thereunder and the consummation by Owner Participant on the Closing Date of the transactions contemplated thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any

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                                                                              19


trustee or other holder of any Debt of Owner Participant and (b) any Government Entity, other than the filing of the FAA Filed Documents and the Financing Statements (and UCC continuation statements periodically).

                  6.2.5    VALID AND BINDING AGREEMENTS

         The Owner Participant Agreements have been duly authorized, executed and delivered by Owner Participant and, assuming the due authorization, execution and delivery by the other party or parties thereto, constitute the legal, valid and binding obligations of Owner Participant and are enforceable against Owner Participant in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

                  6.2.6    CITIZENSHIP

         On the Closing Date, Owner Participant is a Citizen of the United States and holds an interest in the Trust Estate such that the Aircraft can be registered in the United States (without giving consideration to Section 47.9 of the FAA Regulations or any other provision that could restrict Lessee's use or operation of the Aircraft).

                  6.2.7    NO LIENS

         On the Closing Date, there are no Lessor Liens attributable to Owner Participant in respect of all or any part of the Trust Estate.

                  6.2.8    INVESTMENT BY OWNER PARTICIPANT

         Owner Participant's beneficial interest in the Trust Estate is being acquired by it for its own account, for investment and not with a view to any resale or distribution thereof, except that, subject to the restrictions on transfer set forth in Section 10, the disposition by Owner Participant of its beneficial interest in the Trust Estate shall at all times be within its control.

                  6.2.9    ERISA

         No part of the funds to be used by Owner Participant to acquire or hold its interests in the Trust Estate to be acquired by it under this Agreement directly or indirectly constitutes assets of a Plan.

                  6.2.10   LITIGATION

         There are no pending or, to the Actual Knowledge of Owner Participant, threatened actions or proceedings against Owner Participant before any court, governmental body, arbitration board, administrative agency or tribunal which, if determined adversely to Owner Participant, would materially adversely affect the ability of Owner Participant to perform its obligations under, or affect the validity or enforceability of, the Owner Participant Agreements.

                  6.2.11   SECURITIES LAWS

         Neither Owner Participant nor any person Owner Participant has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or the Note or any other interest in or Security under the Security Agreement for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the registration provisions of the Securities Act or applicable state securities Laws.

                  6.2.12   BROKER'S FEES

         No Person acting on behalf of Owner Participant is or will be entitled to any broker's fee, commission or finder's fee in connection with the Transactions.

                  6.2.13   [*]WITHHOLDING

         [*]

         6.3  BANK REPRESENTATIONS AND WARRANTIES

         Bank (or, with respect to 6.3.13, Owner Trustee) represents and warrants to Lessee, Owner Participant, Lender, and Security Trustee that:

                  6.3.1    ORGANIZATION, ETC.

         Bank is a national banking association duly organized, validly existing and in good standing under the Laws of the United States, holding a valid certificate to do business as a national banking association with banking authority to execute and deliver, and perform its obligations under, the Owner Trustee Agreements.

                  6.3.2    CORPORATE AUTHORIZATION

         Bank has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by Law or by its Articles of Association or By-Laws) to authorize the execution and delivery by Bank, in its individual capacity and as Owner Trustee, of each of the Owner Trustee Agreements, and the performance of its obligations thereunder.

                  6.3.3    NO VIOLATION

         The execution and delivery by Bank, in its individual capacity and as Owner Trustee of the Owner Trustee Agreements, the performance by Bank, in its individual capacity and as Owner Trustee, of its obligations thereunder and the consummation by Bank in its individual capacity and as Owner Trustee on the Closing Date of the transactions contemplated thereby, do not and will not (a) violate any provision of the Articles of Association or By-Laws of Bank, (b) violate any Law of the State of Utah or federal banking Law applicable to or binding on Owner Trustee or Bank or (c) violate or constitute any default under(other than any violation or default that would not result in a Material Change as to Bank, in its individual capacity or as

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* Confidential

Owner Trustee), or result in the creation of any Lien (other than the lien of the Security Agreement) upon any property of Bank, in its individual capacity and as Owner Trustee, or any of its Subsidiaries under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Bank, in its individual capacity and as Owner Trustee, is a party or by which Bank, in its individual capacity and as Owner Trustee, or any of its properties is or may be bound or affected.

                  6.3.4    APPROVALS

         The execution and delivery by Bank, in its individual capacity and as Owner Trustee, of the Owner Trustee Agreements, the performance by Bank, in its individual capacity and as Owner Trustee, of its obligations thereunder and the consummation by Bank, in its individual capacity and as Owner Trustee, on the Closing Date of the transactions contemplated thereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of First Security Bank or (b) any Government Entity governing banking and trust powers, other than the filing of the FAA Filed Documents and the Financing Statements (and UCC continuation statements periodically).

                  6.3.5    VALID AND BINDING AGREEMENTS

         The Owner Trustee Agreements have been duly authorized, executed and delivered by Bank, in its individual capacity or as Owner Trustee, as the case may be, and constitute the legal, valid and binding obligations of Bank, in its individual capacity and as Owner Trustee, and, assuming the due authorization, execution and delivery thereof by the other party or parties thereto, are enforceable against Bank, in its individual capacity and as Owner Trustee, in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

                  6.3.6    CITIZENSHIP

         On the Closing Date, Bank is a Citizen of the United States.

                  6.3.7    CHIEF EXECUTIVE OFFICE

         The chief executive office (as such term is defined in Article 9 of the UCC) of Owner Trustee is located at 79 South Main Street, Salt Lake City, Utah 84111.

                  6.3.8    TITLE

         On the Closing Date, Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it under the Bills of Sale.

                  6.3.9    NO LIENS; FINANCING STATEMENTS

         On the Closing Date, there are no Lessor Liens attributable to Bank or Owner Trustee in respect of all or any part of the Aircraft or the Trust Estate. Except for the Financing Statements, it has not, either in its individual capacity or as Owner Trustee, executed any UCC financing statements relating to the Aircraft or the Lease.

                  6.3.10   LITIGATION

         There are no pending or, to the Actual Knowledge of Bank, threatened actions or proceedings against Bank or Owner Trustee before any court, governmental body, arbitration board, administrative agency or tribunal which, if determined adversely to Bank, would materially adversely affect the ability of Bank or Owner Trustee to perform its obligations under, or affect the validity or enforceability of, the Owner Trustee Agreements.

                  6.3.11   SECURITIES LAWS

         Neither Bank, nor any person authorized to act on its behalf, has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or the Note or any other interest in or Security under the Loan Agreement or Security Agreement for sale to, or solicited any offer to acquire any such interest or Security from, or has sold any such interest or Security to, any person other than the Participants.

                  6.3.12   EXPENSES AND TAXES

         There are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate or any part thereof or any interest therein, Lessee, Owner Participant, Owner Trustee or Security Trustee (except as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of Utah in connection with the execution, delivery or performance of any Operative Agreement by Owner Trustee or in connection with the issuance of the Note, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in or
(z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Utah.

                  6.3.13   [*] WITHHOLDING

         [*]

         6.4      SECURITY TRUSTEE REPRESENTATIONS AND WARRANTIES

         Security Trustee represents and warrants to Lessee, Owner Participant, Lender and Owner Trustee that:

                  6.4.1    ORGANIZATION, ETC.

         Security Trustee is a New York banking corporation duly organized, validly existing and in good standing under the Laws of the State of New York, holding a valid certificate to do

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* Confidential
business as a New York banking corporation with banking authority to execute and deliver, and perform its obligations under the Security Trustee Agreements.

                  6.4.2    CORPORATE AUTHORIZATION

         Security Trustee has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by Law or by its Certificate of Incorporation or By-Laws) to authorize the execution and delivery by Security Trustee Bank, as Security Trustee, as the case may be, of the Security Trustee Agreements to and the performance of its obligations thereunder.

                  6.4.3    NO VIOLATION

         The execution and delivery by Security Trustee Bank, in its individual capacity as Security Trustee of the Security Trustee Agreements, the performance by the Security Trustee of its obligations thereunder and the consummation on the Closing Date of the transactions contemplated thereby, do not and will not
(a) violate any provision of the Certificate of Incorporation or By-Laws of Security Trustee Bank, (b) violate any New York or federal Law governing the trust or banking powers of Security Trustee Bank applicable to or binding on Security Trustee Bank, in its individual capacity or (except in the case of any Law relating to any Plan) as Security Trustee, or (c) to the Actual Knowledge of Security Trustee Bank, violate or constitute any default under (other than any violation or default that would not result in a Material Change to Security Trustee Bank), or result in the creation of any Lien (other than the lien of the Security Agreement) upon any property of Security Trustee Bank under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other agreement, instrument or document to which Security Trustee Bank, is a party or by which Security Trustee Bank, in its individual capacity or as Security Trustee, or any of their respective properties is bound.

                  6.4.4    APPROVALS

         The execution and delivery by Security Trustee Bank, in its individual capacity as Security Trustee of the Security Trustee Agreements, the performance by Security Trustee Bank, in its individual capacity as Security Trustee of its obligations thereunder and the consummation on the Closing Date by Security Trustee Bank, in its individual capacity as Security Trustee of the transactions contemplated thereby do not and will not require the consent, approval or authorization of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of, (a) to the Actual Knowledge of Security Trustee Bank, any trustee or other holder of any Debt of Security Trustee Bank or (b) any [New York] or federal Government Entity having jurisdiction over the trust or banking powers of Security Trustee Bank, other than the filing of the FAA Filed Documents and the Financing Statements (and UCC continuation statements periodically).

                  6.4.5    VALID AND BINDING AGREEMENTS

         The Security Trustee Agreements have been duly authorized, executed and delivered by Security Trustee Bank and, assuming the due authorization, execution and delivery by the other party or parties thereto, constitute the legal, valid and binding obligations of Security Trustee

Bank, in its individual capacity or as Security Trustee, as the case may be, and are enforceable against Security Trustee Bank, in its individual capacity or as Security Trustee, as the case may be, in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

                  6.4.6    CITIZENSHIP

         Security Trustee Bank is a Citizen of the United States.

                  6.4.7    NO LESSOR LIENS

         On the Closing Date, there are no Lessor Liens attributable to Security Trustee Bank in respect of all or any part of the Trust Estate.

                  6.4.8    LITIGATION

         To the Actual Knowledge of Security Trustee Bank, there are no pending or threatened actions or proceedings against Security Trustee Bank, in its individual capacity as Security Trustee, before any court, administrative agency or tribunal which, if determined adversely to Security Trustee Bank would materially adversely affect the ability of Security Trustee Bank, in its individual capacity as Security Trustee to perform its obligations under, or affect the validity or enforceability of, any of the Security Trustee Agreements.

                  6.4.9    SECURITIES LAWS

         Neither Security Trustee Bank nor any person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or the Note or any other interest in or Security for sale to, or solicited any offer to acquire any such interest or Security from, or has sold any such interest or Security to, any Person other than the Participants.

                  6.4.10

         Security Trustee Bank is not an Affiliate of the Owner Participant or the Owner Trustee.

                  6.4.11   BROKER'S FEES

         No Person acting on behalf of Security Trustee Bank, in its individual capacity or as Security Trustee, is or will be entitled to any broker's fee, commission or finder's fee in connection with the Transactions.

                  6.4.12   [*] WITHHOLDING

         [*]

--------
* Confidential

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                                                                              25


         6.5      REPRESENTATIONS AND WARRANTIES OF THE LENDER

         The Lender hereby represents and warrants to the Lessee, Owner Participant, Security Trustee and Owner Trustee that:

                  6.5.1    EXISTENCE; COMPLIANCE WITH LAW

         The Lender (a) is duly organized, validly existing and in good standing under the laws of Brazil and (b) has the power and authority, and the legal right, to conduct the business in which it is currently engaged.

                  6.5.2    POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

         The Lender has the power and authority, and the legal right, to make, deliver and perform this Agreement and the other Operative Agreements to which it is a party and to make the Loan hereunder and has taken all necessary action to authorize the Loan on the terms and conditions of this Agreement and the other Operative Agreements to which it is a party and to authorize the execution, delivery and performance of the Operative Agreements to which it is a party. No consent or authorization of, filing with, notice to or other act (including any approval) by or in respect of, any Government Entity or any other Person which has not been obtained and continues in full force and effect is required on the part of the Lender in order for it to validly execute, deliver and perform this Agreement and the Operative Agreements to which it is a party, except as expressly provided in any such Operative Agreements. Each of this Agreement and the other Operative Agreements to which the Lender is a party has been duly executed and delivered on behalf of the Lender. Each of this Agreement and the other Operative Agreements to which the Lender is a party are in proper legal form under the laws of Brazil for enforcement thereof in Brazil against the Lender (except, however, that a sworn translation into Portuguese and registration of such document with the recorder of deeds will be necessary for purposes of enforcement). Each of this Agreement and the other Operative Agreements to which the Lender is a party constitutes a legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

                  6.5.3    NO LEGAL BAR

         The execution, delivery and performance by the Lender of the Operative Agreements to which the Lender is a party and the making of the Loan hereunder will not result in a violation by the Lender of any material Requirement of Law or material Contractual Obligation of the Lender that may impair the ability of the Lender to comply with its obligations hereunder.

                  6.5.4    NO IMMUNITIES

         Under Brazilian law and, after giving effect to the provisions of
Section 16.8(e) hereof, under United States law, the Lender is subject to civil and commercial law with respect to its obligations under this Agreement and the other Operative Agreements to which it is a party. Neither the Lender nor any of its property, whether or not held for its own account, have any

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                                                                              26


immunity (sovereign or otherwise) from any suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of any Government Entity of Brazil or (after giving effect to the provisions of Section 16.8(e) hereof) under the laws of any Government Entity of the United States or the State of New York in respect of its obligations under this Agreement or any other Operative Agreements.

                  6.5.5    ERISA

         No part of the funds used by Lender to make or hold Loans under the Operative Agreements constitutes, or may be deemed under the Code or ERISA or any regulations or rules thereunder to constitute, assets of a Plan subject to Title I of ERISA or Section 4975 of the Code.

SECTION 7. COVENANTS, UNDERTAKINGS AND AGREEMENTS

         7.1  COVENANTS OF LESSEE

         Lessee covenants and agrees with Owner Participant, Lender, Owner Trustee and Security Trustee as follows:

                  7.1.1    CORPORATE EXISTENCE; U.S. AIR CARRIER

         Lessee shall at all times maintain its corporate existence, except as permitted by Section 13.2 of the Lease, and shall at all times remain a Citizen of the United States, a U.S. Air Carrier and a Section 1110 Air Carrier.

                  7.1.2    NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

         Lessee will give Owner Participant, Owner Trustee and Security Trustee timely written notice (but in any event within 30 days prior to the expiration of the period of time specified under applicable Law to prevent lapse of perfection) of any relocation of its chief executive office (as such term is defined in Article 9 of the UCC) from its then present location or of any change in its corporate name, or of any change in its jurisdiction of incorporation (and will provide in such notice, if applicable, the identification number assigned to it by the new jurisdiction), and will promptly take any action required by Section 7.1.3(c) as a result of such relocation or change of name or change in jurisdiction.

                  7.1.3    CERTAIN ASSURANCES

                  (a) Lessee shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as Owner Participant, Owner Trustee or Security Trustee shall reasonably request for accomplishing the purposes of this Agreement and the other Operative Agreements, PROVIDED that any instrument or other document so executed by Lessee will not expand any obligations or limit any rights of Lessee in respect of the transactions contemplated by any Operative Agreement.

                  (b) Lessee shall promptly take such action with respect to the recording,


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                                                                              27


filing, re-recording and re-filing of the Lease, the Trust Agreement and the Security Agreement and the respective supplements thereto, including, without limitation, Lease Supplement No. 1, as shall be necessary to establish, perfect and protect the interests and rights of Owner Trustee in and to the Aircraft and under the Lease and the perfection and priority of the Lien created by the Security Agreement, and Lessee shall pay all out-of-pocket costs and expenses thereof to the extent not paid by another party as Transaction Expenses. Lessee shall furnish to Owner Participant or Owner Trustee such information (other than with respect to the citizenship of Owner Participant and Owner Trustee) in Lessee's possession or otherwise reasonably available to Lessee as may be required to enable Owner Participant or Owner Trustee to make application for registration of the Aircraft under the Act (subject to Lessee's rights under Section 7.1.2 of the Lease).

                  (c) Lessee will cause the FAA Filed Documents, the Financing Statements and all continuation statements (and any amendments necessitated by any combination, consolidation or merger pursuant to Section 13.2 of the Lease, any relocation of its chief executive office, or any change in its jurisdiction of incorporation, or any change in its corporate name) in respect of the Financing Statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee and Security Trustee, as applicable, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Act (with respect to the FAA Filed Documents) or the UCC or similar law of any other applicable jurisdiction (with respect to such other documents).

                  (d) Pursuant to any applicable Law, Lessee authorizes the Lessor or Security Trustee as assignee of Lessor to file or record financing statements and other filing or recording documents or instruments with respect to the Lease, as a precautionary matter, without the signature of Lessee in such form and in such offices as the Lessor determines appropriate to recognize Lessor's interest in the property subject to the Lease and the other Operative Agreements.

                  7.1.4    SECURITIES LAWS

         Neither Lessee nor any person authorized to act on its behalf will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement or of the Note or any other interest in or Security under the Security Agreement, for sale to, or solicit any offer to acquire any such interest or Security from, or sell any such interest or Security to, any person in violation of the Securities Act or applicable state or foreign securities Laws.

                  7.1.5    FINANCIAL STATEMENTS

         Furnish to Owner Trustee, Owner Participant, Lender and the Security
Trustee:

                           (a) within 120 days after the end of each fiscal year
of the Lessee, a copy of its audited balance sheet (consolidated, if applicable) and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by the Lessee's independent public accountants of recognized national standing to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Lessee (on a consolidated basis, if applicable) in accordance with GAAP; and

                           (b) within 90 days after the end of each of the first
three fiscal quarters of each fiscal year of the Lessee, its balance sheet (consolidated, if applicable) and related statements of operations and cash flows as of the end of and for such fiscal quarter (in the case of the statement of operations) and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as the end of) the previous fiscal year, prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

                  7.1.6    CERTIFICATES; OTHER INFORMATION

         Furnish to Lender and Security Trustee:

                           (a) concurrently with any delivery of financial
statements under 7.1.5(a) above, a certificate of an officer of the Lessee certifying (i) that he is familiar with or has reviewed the relevant terms of the Lease and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Lessee during the preceding year and (ii) as to whether the Lessee has Actual Knowledge that a Lease Event of Default has occurred and is continuing and, if so, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

                           (b) promptly following any request therefor, such
other nonconfidential information regarding the Aircraft, the operations, business affairs and financial condition of the Lessee or any Subsidiary, or compliance with the terms of the Operative Agreements, as Lender or Security Trustee from time to time reasonably request; and

                           (c) unless the Lessee is subject to Section 13 or
15(d) of the Securities Exchange Act of 1934, as amended, or is exempt from reporting pursuant to Rule 12g3-2(b) under that Act, if requested by Lender in connection with a Securitization, such other additional information with respect to the Lessee that would be within the scope of Rule 144A(d)(4) under the Securities Act of 1933 assuming for this purpose only that the securities issued in the Securitization were deemed to be issued by the Lessee.

                  7.1.7    MAINTENANCE OF PROCESS AGENT

         Lessee shall maintain in New York City a Person acting as agent to receive on its behalf service of process.

         7.2  COVENANTS OF OWNER PARTICIPANT

         Owner Participant covenants and agrees with Lessee, and except with respect to Section 7.2.4, Lender, Owner Trustee and Security Trustee as follows:

                  7.2.1    LIENS

         Owner Participant (a) will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate or the Aircraft, (b) will, at its own cost and expense, take such action as may be necessary to discharge any Lessor Lien attributable to Owner Participant on all or any part of the Trust Estate, or the Aircraft, PROVIDED that Owner Participant shall not be in breach of its obligations under this sentence so long as (i) Owner Participant shall, at its own cost and expense, be diligently contesting such Lessor Lien in good faith by appropriate proceedings and (ii) such Lessor Lien and such proceedings do not involve (x) any material danger of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine or any Part thereof or (y) any restriction on the use or operation of the Aircraft or title thereto. Owner Participant will hold harmless and indemnify Lessee, Owner Trustee, Lender, Security Trustee, each of their respective Affiliates, successors and permitted assigns and the Trust Estate from and against (i) any and all Expenses, (ii) any reduction in the amount payable out of the Trust Estate and (iii) any interference with the possession, operation or other use of all or any part of the Aircraft, in each case imposed on, incurred by or asserted against any of the foregoing as a consequence of any such Lessor Lien.

                  7.2.2    REVOCATION OF TRUST AGREEMENT

                           (a) Owner Participant will comply with the provisions
of the Trust Agreement applicable to it, and will not terminate or revoke the Trust Agreement or the trusts created thereunder without the prior written consent of Lessee and Security Trustee and will not amend, modify or supplement the Trust Agreement, or waive any of the provisions thereof, if such amendment, modification, supplement or waiver would have a material adverse effect on Lessee, without the consent of Lessee, or on Security Trustee or the Lender, without the consent of Security Trustee.

                           (b) Notwithstanding Section 7.2.2(a), with the
consent of the Lender the Owner Participant may at any time remove Owner Trustee pursuant to Section 9.01 of the Trust Agreement or terminate the Trust Agreement pursuant to Section 11.01 of the Trust Agreement; PROVIDED that so long as no Lease Event of Default shall have occurred and be continuing, no such removal without cause shall be made without the approval of Lessee.

                  7.2.3    CHANGE OF SITUS OF OWNER TRUST

         If, at any time, any Indemnitee or the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to Section 9.3 of this Agreement and if, as a consequence thereof, Lessee should request that the situs of the Trust be moved to another state in the United States from the state in which it is then located, the situs of the Trust may be moved with the written consent of Owner Participant (which consent shall not be unreasonably withheld) and Owner Participant will take whatever action may be reasonably necessary to accomplish such removal; PROVIDED that, in any event, (a) Lessee shall provide such additional tax indemnification as Owner Participant and the Lender or the Security Trustee may reasonably request to cover any additional unindemnified Taxes or loss of Tax benefits described in the assumptions in the Tax Indemnity Agreement resulting from such change in the situs of the Trust (it being agreed that if a Lease Event of Default shall have occurred and is then continuing, it shall not be unreasonable for Owner Participant to withhold its consent to moving the situs of the Trust, notwithstanding the provision by Lessee of such additional tax indemnification, unless a Section 1110 Event shall have occurred and is then continuing), (b) the rights and obligations under the Operative Agreements of Owner Participant, the Lender and Security Trustee shall not be adversely affected as a result of the taking of such action, and the ability of the Lender to effect a Securitization shall not be adversely affected as a result of taking of such action, (c) the Lien of the Security Agreement shall not be adversely affected by such action, and Lessee and Owner Trustee shall execute and deliver such documents as may be necessary or as may reasonably be requested by Security Trustee to protect and maintain the perfection and priority of such Lien, (d) Owner Participant, Lender and Security Trustee shall have received an opinion or opinions of counsel (which counsel is reasonably satisfactory to Owner Participant, Lender and Security Trustee) in scope, form and substance reasonably satisfactory to Owner Participant, Lender and Security Trustee to the effect that (i) the Trust, as thus removed, shall remain a validly established trust, (ii) any amendments to the Trust Agreement necessitated by such removal shall have been duly authorized, executed and delivered by the parties thereto and shall constitute the valid and binding obligations of such parties, enforceable in accordance with their terms, (iii) covering such other matters as Owner Participant, Lender or Security Trustee may reasonably request, (e) if such removal involves the replacement of Owner Trustee, then Owner Participant, Lender and Security Trustee shall have received an opinion of counsel to such successor Owner Trustee in form and substance reasonably satisfactory to Owner Participant, Lender and Security Trustee covering the matters described in the opinion delivered pursuant to Section 5.1.2(xxvii)(D) and (f) Lessee shall indemnify and hold harmless Owner Participant, Lender and Bank, in its individual capacity and as Owner Trustee, on a net after-tax basis against any and all reasonable out-of-pocket costs and expenses including attorneys' fees and disbursements, fees and expenses of any new owner trustee, registration, recording or filing fees and taxes incurred by Owner Participant, Lender or Owner Trustee in connection with such change of situs. Owner Participant agrees with Lessee that it will not consent to or direct a change in the situs of the Trust Estate without the prior written consent of Lessee and of the Security Trustee, except that such consent shall not be required if a Lease Event of Default shall have occurred and is then continuing, PROVIDED that such consent of the Lessee shall be required during a Section 1110 Period.

                  7.2.4    COMPLIANCE WITH LEASE PROVISIONS

         Owner Participant will, solely for the benefit of Lessee, comply with the express provisions applicable to it contained in the Lease.

                  7.2.5    SECURITIES ACT

         Owner Participant will not directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or the Note or any other interest in or Security under the Security Agreement for sale to, or solicit any offer to acquire any such interest or Security from, or sell any such interest or Security to, any Person in violation of the registration provisions of the Securities Act or applicable state or foreign Securities Laws, PROVIDED that the foregoing shall not be deemed to impose on Owner Participant any responsibility with respect to any such offer, sale or solicitation by any other party hereto.

                  7.2.6    REGARDING THE OWNER TRUSTEE

         Owner Participant will instruct Owner Trustee to perform its obligations under each Owner Trustee Agreement.

                  7.2.7    CERTAIN PAYMENTS

         Owner Participant agrees with the Lessee that, in the event the Owner Trustee shall become liable in connection with the termination of the Lease to make payment to the Lessee in accordance with the provisions of Section 9.2.2(c)
(iii), Section 9.3(b) (iii), the last sentence of Section 15.1.3 or the last sentence of Section 15.1.4 of the Lease, Owner Participant will provide Owner Trustee on the date such payment becomes due an amount equal to the payment required to be made by Owner Trustee to Lessee pursuant to such provisions.

         7.3  COVENANTS OF BANK AND OWNER TRUSTEE

         Bank, in its individual capacity and/or as Owner Trustee, as provided below, covenants and agrees with Lessee, Owner Participant, the Lender and Security Trustee as follows:

                  7.3.1    LIENS

         Bank (a) will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it or Owner Trustee with respect to all or any part of the Trust Estate or the Aircraft, (b) will, at its own cost and expense, take such action as may be necessary to discharge any Lessor Lien attributable to Bank or Owner Trustee on all or any part of the Trust Estate or the Aircraft, PROVIDED that Bank shall not be in breach of its obligations under this sentence so long as (i) Bank shall, at its own cost and expense, be diligently contesting such Lessor Lien in good faith by appropriate proceedings and (ii) such Lessor Lien and such proceedings do not involve (x) any material danger of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine or any Part thereof or (y) any restriction on the use or operation of the Aircraft or title thereto. Bank will in its individual capacity hold harmless and indemnify Lessee, Owner Participant, the Lender, Security Trustee, each of their respective Affiliates, successors and permitted assigns, the Trust Estate from and against (i) any and all Expenses, (ii) any reduction in the amount payable out of the Trust Estate and (iii) any interference with the possession, operation or other use of all or any part of the Aircraft, in each case imposed on, incurred by or asserted against any of the foregoing as a consequence of any such Lessor Lien.

                  7.3.2    OTHER BUSINESS

         Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Agreements.

                  7.3.3    NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

         Bank, in its individual capacity and as Owner Trustee, will give Lessee, each Participant and Security Trustee written notice (but in any event within 30 days prior to the expiration of the period of time specified under applicable Law to prevent lapse of perfection) of any change in its name or of any relocation of its chief executive office (as such term is defined in Article 9 of the

UCC) from its then present location or of any change in its jurisdiction of incorporation (and will provide in such notice, if applicable, the identification number assigned to it by the new jurisdiction) and will promptly take any action required by Section 7.3.8 as a result of such relocation, change of name or change of jurisdiction.

                  7.3.4    SECURITIES ACT

         Bank, in its individual capacity and as Owner Trustee, will not directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or the Note or any other interest in or Security under the Security Agreement for sale to, or solicit any offer to acquire any such interest or Security from, or sell any such interest or Security to, any Person in violation of the registration provisions of the Securities Act or applicable state or foreign securities Laws, PROVIDED that the foregoing shall not be deemed to impose on Bank in its individual capacity or as Owner Trustee, any responsibility with respect to any such offer, sale or solicitation by any other party hereto.

                  7.3.5    PERFORMANCE OF AGREEMENTS

         Owner Trustee shall perform its obligations under the Owner Trustee Agreements in accordance with the terms thereof.

                  7.3.6    RELEASE OF LIEN OF SECURITY AGREEMENT

         Owner Trustee, in each instance referred to in the Lease in which a transfer of any property is required to be made by Owner Trustee to Lessee or any other Person (other than Security Trustee or Owner Participant), shall, at Lessee's request and expense, use its reasonable efforts to procure from Security Trustee the prompt release of the Lien of the Security Agreement with respect to such property.

                  7.3.7    NOTICES; DOCUMENTS

         In the event any claim with respect to any liabilities is filed against the Owner Trustee in its capacity as such and Owner Trustee shall have Actual Knowledge thereof, the Owner Trustee shall promptly notify Lessee and Security Trustee in writing thereof. Owner Trustee further agrees to provide to Lessee promptly any documents (including the certificate of aircraft registration) that it receives from the FAA with respect to the Aircraft.

                  7.3.8    FILINGS

         After the Closing Date, Owner Trustee shall duly execute and deliver to Lessee all filings and recordings (including, without limitation, all filings and UCC financing statements under the Act and the UCC and any amendments to UCC financing statements necessitated by any relocation of its chief executive office, change in its name or change in jurisdiction of formation), prepared and delivered to it by Lessee required to perfect Owner Trustee's title to the Aircraft and the liens of and security interests granted by the Security Agreement (or to maintain such perfection) and to make such title, liens and security interests valid and enforceable. Pursuant to any applicable Law, Owner Trustee authorizes the Security Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the


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                                                                              33


Collateral without the signature of Owner Trustee in such form and in such offices as the Security Trustee and the Lender determine appropriate to perfect the security interests of the Security Trustee under this Agreement and the other Operative Agreements.

                  7.3.9    TRUST AGREEMENT

         Each of Bank and Owner Trustee hereby agrees with Lessee, the Lender and Security Trustee not to revoke the trust created by the Trust Agreement so long as the Lien of the Security Agreement remains undischarged or if such revocation would have an adverse effect on the Lessee. Nothing contained in this Agreement shall impair any right under the Trust Agreement of Bank to resign as Owner Trustee in accordance with the provisions of the Trust Agreement.

         7.4  COVENANTS OF SECURITY TRUSTEE BANK

         Security Trustee Bank in its individual capacity as Security Trustee, as the case may be, covenants and agrees with Lessee, Owner Participant and Owner Trustee as follows:

                  7.4.1    LIENS

         Security Trustee Bank (a) will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate, or the Aircraft, (b) will, at its own cost and expense, promptly take such action as may be necessary to discharge any Lessor Lien attributable to Security Trustee Bank or the Security Trustee on all or any part of the Trust Estate or the Aircraft and (c) will in its individual capacity hold harmless and indemnify Lessee, Owner Participant, the Lender, Owner Trustee, each of their respective Affiliates, successors and permitted assigns and the Trust Estate from and against (i) any and all Expenses, (ii) any reduction in the amount payable out of the Trust Estate and
(iii) any interference with the possession, operation or other use of all or any part of the Aircraft, in each case imposed on, incurred by or asserted against any of the foregoing as a consequence of any such Lessor Lien.

                  7.4.2    SECURITIES ACT

         Security Trustee Bank in its individual capacity as Security Trustee, will not offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or the Note or any other interest in or Security under the Security Agreement for sale to, or solicit any offer to acquire any such interest or Security from, or sell any such interest or Security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED that the foregoing shall not be deemed to impose on Security Trustee Bank any responsibility with respect to any such offer, sale or solicitation by any other party hereto.

                  7.4.3    PERFORMANCE OF AGREEMENTS

         Security Trustee Bank, in its individual capacity as Security Trustee, shall perform its obligations under the Security Trustee Agreements in accordance with the terms thereof.


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                                                                              34


         7.5  COVENANTS OF LENDER

         Lender covenants and agrees with Lessee, Owner Participant, Owner Trustee and Security Trustee as follows:

                  7.5.1    TRANSFER; COMPLIANCE

         Lender will not transfer the Note or interest therein other than in compliance with Section 10.1.3.

                  7.5.2    BREAKAGE COST

         If the Lender becomes entitled to any Breakage Costs, it shall promptly notify the Owner Trustee and Lessee and provide the Owner Trustee and Lessee a certificate as to any amounts of Breakage Costs payable to it.

         7.6  AGREEMENTS

                  7.6.1    OWNER TRUSTEE IS OWNER FOR ALL PURPOSES

         Lessee, the Owner Participant, Lender and Owner Trustee agree that for all purposes, after the Closing, Owner Trustee will be the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee will be the lessee thereof. No transfer, by operation of Law or otherwise, of the beneficial interest of Owner Participant in and to the Trust Estate shall operate to transfer legal title to any part of the Trust Estate to any transferee thereof.

                  7.6.2    COMMENCEMENT OF BANKRUPTCY PROCEEDINGS

         Lessee, each Participant, Bank, Owner Trustee and Security Trustee agree for the benefit of each of the others that it will not commence or join in any proceeding under the Bankruptcy Code to commence a case under Section 303 of the Bankruptcy Code against the Trust Estate. Nothing contained herein shall be deemed to preclude any Participant, Bank, Owner Trustee, or Security Trustee from filing any claim against the Trust Estate in any case commenced against the Trust Estate or preclude the exercise of remedies pursuant to, or limit the rights of Security Trustee under, the Security Agreement in such case.

                  7.6.3    CERTAIN BANKRUPTCY MATTERS

         If (a) all or any part of the Trust Estate becomes the property of, or Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (b) pursuant to such reorganization provisions, including Section 1111(b) of the Bankruptcy Code, Bank or Owner Participant is required, by reason of Bank or Owner Participant being held to have recourse liability to Lender or Security Trustee directly or indirectly (other than the recourse liability of Bank or Owner Participant under this Agreement, the Security Agreement or by separate agreement), to make payment on account of any amount payable as principal, Breakage Cost, if any, interest or other amounts on the Note, and (c) Lender or Security Trustee actually receives any Excess Amount, as defined below, which reflects any payment by Bank or Owner Participant on account of (b) above, then Lender or Security Trustee,

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                                                                              35


as the case may be, shall promptly refund, to the extent permitted by applicable Law, to Bank or Owner Participant (whichever shall have made such payment) such Excess Amount.

         For purposes of this Section 7.6.3, "EXCESS AMOUNT" means the amount by which such payment exceeds the amount that would have been received by Lender or Security Trustee if Bank or Owner Participant had not become subject to the recourse liability referred to in clause (b) above, and Lender or Security Trustee receives written notice that such amount is an Excess Amount prior to its distribution thereof. Nothing contained in this Section 7.6.3 shall prevent Lender or Security Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of Bank or Owner Participant under this Agreement (other than as referred to in clause (b) above) or the Security Agreement (and any exhibits or annexes thereto) or under any other Operative Agreement or the Funding Agreement or from retaining any amount paid by Owner Participant under Section 3 of the Security Agreement.

                  7.6.4    QUIET ENJOYMENT; SALE BY OWNER TRUSTEE BINDING

                           (a) Owner Participant, Lender, Owner Trustee and
Security Trustee agrees as to itself with Lessee that, so long as no Lease Event of Default shall have occurred and be continuing, such Person shall not (and shall not permit any Affiliate or other Person claiming by, through or under it
to) interfere with Lessee's rights in accordance with the Lease to the quiet enjoyment, possession and use of the Aircraft during the Term.

                           (b) Any assignment, sale, transfer or other
conveyance of the Aircraft by Owner Trustee made pursuant to the terms of this Agreement or the Lease shall bind Owner Participant and shall be effective to transfer or convey all right, title and interest of Owner Trustee and Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance, or as to the application of any sale or other proceeds with respect thereto by Owner Trustee, as regards Owner Participant.

                  7.6.5    RELEASE OF LIEN OF SECURITY AGREEMENT

         Each of Lessee, Lessor and Security Trustee agrees that in each instance referred to in the Lease in which a transfer of any property is required to be made by Lessor to Lessee or any other Person (other than Security Trustee), Security Trustee shall, upon request of Lessor and compliance with the applicable provisions of the Lease and Security Agreement, promptly execute (at Lessee's cost and expense) such instruments as Lessor or Lessee may reasonably request to evidence the release of the Lien of the Security Agreement with respect to such property.

                  7.6.6    NON-RECOURSE

         Lender and Security Trustee agree that (a) obligations of Owner Trustee under the Security Agreement or any other Operative Agreement and with respect to the Note shall be non-recourse to Owner Participant and to Bank and (b) they will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to Lender or Security Trustee as provided in the Security Agreement and that neither Owner Participant nor Bank will be personally liable to Lender or Security Trustee for any amounts payable by Owner Trustee

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                                                                              36


under the Security Agreement or any other Operative Agreement; PROVIDED, HOWEVER, that the foregoing is not intended nor shall it be construed to limit any recourse liability of Owner Participant or Bank to the extent that such liability is expressly set forth in this Agreement or in any of the Operative Agreements or arises by reason of the breach of any representation or warranty or covenant of such Person.

                  7.6.7    OTHER DOCUMENTS; AMENDMENT

                           (a) Each of the Owner Participant and the Owner
Trustee hereby agrees with Lessee, Lender and the Security Trustee not to amend, supplement or otherwise modify any provision of the Trust Agreement in a manner that could materially adversely affect such party without the prior written consent of such party. Notwithstanding the foregoing, so long as the Lease has not been terminated or expired, each Participant, the Security Trustee and the Owner Trustee hereby agree for the benefit of Lessee that without the consent of Lessee they will not amend, supplement or otherwise modify (i) Section 3,
Section 9 or Section 11.17 of the Security Agreement, (ii) any provision of any Operative Agreement that will affect the stated principal amount of or premium or interest on the Note or (iii) any other provision of the Security Agreement or Note in a manner that could materially adversely affect Lessee. Security Trustee and Owner Trustee agree promptly to furnish to Lessee copies of any supplement, amendment, waiver or modification of any of the Operative Agreements to which Lessee is not a party. Lender agrees that it will not take any action in respect of the Trust Estate or Collateral except through the Security Trustee pursuant to the Security Agreement or as otherwise permitted by the Security Agreement.

                           (b) Owner Trustee agrees to join with Lessee to the
extent that action on its part is necessary or appropriate (i) to cause the following to be duly accomplished in accordance with applicable United States federal Law by the time the Aircraft is delivered under this Agreement and the
Lease: (A) the application for registration of the Aircraft in the name of Owner Trustee and (B) all related action necessary in order for Lessee to have temporary or permanent authority to operate the Aircraft as contemplated by the Lease and (ii) forthwith upon delivery of the Aircraft under this Agreement and the Lease, to cause all necessary documents to be duly filed for recording in accordance with applicable United States federal Law.

                  7.6.8    CONSENTS

         Owner Participant and Owner Trustee each covenants and agrees, for the benefit of Lessee, that it shall not unreasonably withhold its consent or approval with respect to any consent or approval requested of it or in the case of the Owner Participant, which is requested of the Owner Trustee, under the terms of any of the Operative Agreements, to the extent that under such terms such consent or approval is not to be unreasonably withheld by such Person.

                  7.6.9    INSURANCE

         Each of Owner Participant and the Owner Trustee agrees not to obtain or maintain insurance for its own account as permitted by Section 11.2 of the Lease if such insurance would limit or otherwise materially adversely affect the coverage of any insurance required to be obtained or maintained by Lessee pursuant to Section 11 and Annex D of the Lease.

                  7.6.10   EXTENT OF INTEREST OF LENDER

         Lender shall not, as such, have any further interest in, or other right with respect to, the Trust Estate or Collateral when and if the principal and Breakage Cost, if any, of and interest on the Note, and all other sums, then due and payable to Lender hereunder and under any other Operative Agreement, shall have been paid in full.

                  7.6.11   FOREIGN REGISTRATION

         Each Participant, Owner Trustee and Security Trustee hereby agree, for the benefit of Lessee but subject to the provisions of Section 7.1.2 of the Lease and to the provisions of Section 15.3 hereof:

                           (a) that Lessee shall be entitled to register the
Aircraft or cause the Aircraft to be registered in a country other than the United States subject to compliance with the following:

                                 (i) each of the following requirements is
                  satisfied:

                                 (A) no Lease Event of Default or Bankruptcy
                           Default shall have occurred and be continuing at the time of such registration;

                                 (B) such proposed change of registration is
                           made in connection with a Permitted Sublease to a Permitted Air Carrier; and

                                 (C) such country is a Permitted Country with
                           which the United States then maintains normal diplomatic relations.

                                 (ii) the Owner Trustee, Lender, Owner
                  Participant and Security Trustee shall have received an opinion (subject to customary exceptions), in form and substance reasonably satisfactory to the Owner Participant and Lender, of counsel reasonably satisfactory to the Owner Participant, Security Trustee and Lender addressed to each such party to the effect that:

                                 (A) such country would recognize the Owner
                           Trustee's title to, ownership interest in and right to possession of, the Aircraft;

                                 (B) the obligations of Lessee, and the rights
                           and remedies of Owner Trustee, under the Lease are valid, binding and enforceable under the laws of such country (or the laws of the country to which the laws of such country would refer as the applicable governing law);

                                 (C) after giving effect to such change in
                           registration, the Lien of the Security Agreement on the Owner Trustee's right, title and interest in and to the Aircraft and the Lease and, to the extent assigned pursuant to a Sublease Assignment, any Permitted Sublease, shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished

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                                                                              38

                           (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and (2) Owner Trustee and the Security Trustee shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to Owner Trustee and the Security Trustee on or prior to the effective date of such change in registration);

                                 (D) it is not necessary, solely as a
                           consequence of such change in registration and without giving effect to any other activity of Owner Trustee, the Owner Participant or the Security Trustee (or any Affiliate thereof), as the case may be, for Owner Trustee, the Owner Participant or the Security Trustee to qualify to do business in such country as a result of such reregistration;

                                 (E) there is no tort liability of the owner or
                           lessor or mortgagee of an aircraft not in possession thereof under the laws of such country (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Owner Participant and Security Trustee, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant and Security Trustee is provided to cover such risk); and

                                 (F) unless Lessee shall have agreed to provide
                           insurance reasonably satisfactory to Owner
                           Participant and Security Trustee covering the risk of requisition of use of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed reregistration has obtained such license or permit) for the taking or requisition by such government of such use.

                           (b) In addition, as a condition precedent to any
change in registration Lessee shall have given to Lessor and Security Trustee assurances reasonably satisfactory to each of them:

                                 (i) to the effect that the provisions of
                  Section 11 of the Lease have been complied with after giving effect to such change of registration;

                                 (ii) the country of such re-registration
                  imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

                                 (iii) no Liens (except Permitted Liens) shall
                  arise by reason of such re-registration;

                                 (iv) any export licenses and certificate of
                  deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee, it being agreed that the Lessee shall be responsible for the cost thereof;

                                 (v) the courts of such proposed country of
                  registry will give effect to the choice of New York law to govern the Lease; and

                                 (vi) of the payment by Lessee of all reasonable
                  out-of-pocket expenses at no after-tax cost to Owner Participant, Lender, Lessor, or Security Trustee in connection with such change of registry, including, without limitation
                  (1) the reasonable fees and disbursements of counsel to Lender, Lessor and Security Trustee, (2) any filing or recording fees, Taxes or similar payments incurred in connection with the change of registration of the Aircraft and the creation and perfection of the security interest therein in favor of Security Trustee for the benefit of Lender, (3) all costs and expenses incurred in connection with any filings necessary to continue in the United States the perfection of the security interest in the Aircraft and the Lease in favor of Security Trustee for the benefit of Lender and (4) costs in connection with the calculation of the lump sum payment described in clause (i)(A) of this Section 7.6.11.

                  7.6.12   OTHER COMMERCIAL RELATIONS UNAFFECTED

         Notwithstanding anything to the contrary set forth in any Operative
Agreement:

                           (a) Except as set forth in the Purchase Agreement
Assignment, nothing contained in the Operative Agreements shall constitute or be deemed to be a waiver by Lessee of any rights, remedies or claims it may have against Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities or indemnities in favor of Airframe Manufacturer, Engine Manufacturer or any subcontractor or supplier of either with respect to any such rights, remedies or claims of Lessee; and

                           (b) The Airframe Manufacturer, by its execution and
delivery of the Consent and Agreement, shall not be deemed to have waived any rights, remedies or claims which Airframe Manufacturer (or any subcontractor or supplier of Airframe Manufacturer) may have against Lessee; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities or indemnities in favor of Lessee with respect to any such rights, remedies or claims of Airframe Manufacturer (or any subcontractor or supplier of Airframe Manufacturer).

                  7.6.13   INTEREST IN CERTAIN ENGINES

         Each Participant, Owner Trustee, and Security Trustee agree, for the benefit of each of the lessor, conditional seller, mortgagee or secured party of any airframe or engine leased to, or purchased by, Lessee or any Permitted Sublessee subject to a lease, conditional sale, trust indenture or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, mortgagee or secured party, any right, title or interest in any engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such mortgagee or secured party.

                  7.6.14   RESTRUCTURING

         In the event that withholding Taxes are imposed by a Government Entity of or within the United States (or the IRS asserts that the Lender [*] is subject to withholding Taxes on interest payments) with respect to any Loan pursuant to the Funding Agreement or any similar transaction at any time during the term of this Agreement and the other Operative Agreements, the Lessee and the Lender shall, each acting reasonably and in good faith, endeavor to restructure the transaction in such a manner as to reduce or eliminate the withholding Tax, which restructuring may involve a defeasance or transfer of the debt to an institution in the U.S. or otherwise, PROVIDED that such restructuring shall not put the party that would not be responsible for such withholding tax in a worse economic position than it would have been in if no withholding Tax had been imposed and no restructuring had been undertaken. The cost of any such restructuring shall be borne by the party that would be responsible for such withholding Tax.

         If following the imposition of withholding Taxes by a Government Entity of or within the United States or an IRS assertion that the Lender is subject to withholding Taxes by a Government Entity of or within the United States with respect to any Loan pursuant to the Funding Agreement or any similar transaction, notwithstanding the good faith efforts of the parties to restructure, the parties are unable to agree upon a satisfactory restructuring which would eliminate such withholding Taxes within 60 days of learning of the possible imposition of withholding Taxes, then (A) if the Lessee shall be responsible for such withholding Taxes, the Lessee shall, at its election either
(i) be responsible for such withholding Taxes in accordance with Section 9.4 hereof or (ii) pay an amount of Supplemental Rent, or arrange a refunding pursuant to Section 11 hereof, sufficient for the Owner Trustee to prepay the entire Loan in full, together with accrued interest thereon, or (B) if the Lender would be responsible for such withholding Taxes in accordance with
Section 9.4 hereof, the Lender shall continue to be responsible for such withholding Taxes. The Owner Participant agrees to cooperate with any restructuring under this Section 7.6.14.

                  7.6.15   [INTENTIONALLY OMITTED].

                  7.6.16   CERTAIN TAX RELATED AGREEMENTS

         [*]

--------
* Confidential

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                                                                              41


SECTION 8.                 CONFIDENTIALITY

         Lessee, Owner Participant, Lender, Owner Trustee and Security Trustee shall keep Annexes B, C and D and Schedules 1, 2, 3 and 4 to the Lease, the Purchase Agreement Assignment, the Tax Indemnity Agreement and all other non-public information provided to it pursuant to or in connection with this Agreement, the other Operative Agreements and the transactions contemplated hereby or thereby confidential and shall not disclose, or cause to be disclosed, the same to any other Person, except (A) to prospective and permitted transferees of Lessee's, Owner Participant's, Owner Trustee's or Security Trustee's interest or their respective counsel or special counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential and, in the case of the Lender, as permitted in Section 10.1.3 in connection with an Assignment or a Securitization, (B) to Lessee's, Owner Participant's, Lender's, Owner Trustee's or Security Trustee's counsel or special counsel, independent insurance brokers, auditors, or other agents, Affiliates or investors who agree to hold such information confidential, (C) as may be required by any statute, court or administrative order or decree, legal process or governmental ruling or regulation, including those of any applicable insurance regulatory bodies (including, without limitation, the National Association of Insurance Commissioners), federal or state banking examiners, Internal Revenue Service and state and local income tax auditors or any stock exchange, (D) with respect to Lessee and Owner Participant, by mutual agreement of such parties, (E) with respect to Lender or Security Trustee, to a nationally recognized rating agency for the purpose of obtaining a rating on the Note or to support an NAIC rating for the Note, (F) such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party or for the purposes of enforcing such documents by such party, (G) as permitted in the Funding Agreement or the other Operative Agreements, (H) if required by the terms of the other Operative Agreements or (I) if the other relevant party gives its prior written consent; PROVIDED that any and all disclosures permitted by clauses (C), (D), (E), (F), (G) or(H) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

SECTION 9.                 INDEMNIFICATION AND EXPENSES

         9.1  GENERAL INDEMNITY

                  9.1.1    INDEMNITY

         If the Closing occurs, Lessee shall indemnify, protect, defend and hold harmless each Indemnitee from, against and in respect of, and shall pay on a After-tax Basis, any and all Expenses of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any Indemnitee, relating to, resulting from, or arising out of or in connection with, any one or more of the following:

                           (a) The Operative Agreements, the transactions
contemplated thereby, and the enforcement of any of the terms thereof;

                           (b) The Aircraft, the Airframe, any Engine or any
Part, including, without limitation, with respect thereto, (i) the manufacture, design, purchase, acceptance, nonacceptance or rejection, ownership, registration, reregistration, deregistration, delivery, nondelivery, lease,

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                                                                              42


sublease, assignment, possession, use or non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery or other disposition of the Aircraft, any Engine or any Part, (ii) any claim or penalty arising out of violations of applicable Laws by Lessee (or any Permitted Sublessee), (iii) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed), (iv) death or property damage of passengers, shippers or others, (v) environmental control, noise or pollution and (vi) any Liens in respect of the Aircraft, any Engine or any Part;

                           (c) Any breach of or failure to perform or observe,
or any other noncompliance with, any covenant or agreement or other obligation to be performed by Lessee under any Lessee Operative Agreement or the falsity of any representation or warranty of Lessee in any Lessee Operative Agreement other than in the Tax Indemnity Agreement.

                  9.1.2    EXCEPTIONS

         Notwithstanding anything contained in Section 9.1.1, Lessee shall not be required to indemnify, protect, defend and hold harmless any Indemnitee pursuant to Section 9.1.1 in respect of any Expense of such Indemnitee:

                           (a) For any Taxes or a loss of Tax benefit, whether
or not Lessee is required to indemnify therefor pursuant to the Tax Indemnity Agreement provided, however, this Section 9.1.1(a) shall not apply to any Taxes taken into account in making any payment on an After-tax Basis;

                           (b) Except to the extent attributable to acts or
events occurring prior thereto, acts or events (other than acts or events related to the performance or failure to perform by Lessee of its obligations pursuant to the terms of the Lessee Operative Agreements) that occur after the earlier of: (i) with respect to the Airframe, any Engine or any Part, the return of possession (it being understood that the date of the placement of the Aircraft in storage as provided in Section 5 of the Lease constitutes the date of return of the Aircraft under the Lease) of such Airframe, Engine or Part pursuant to the terms of and in compliance with the Lease (other than pursuant to Section 15 thereof, in which case Lessee's liability under this Section 9.1 shall survive for so long as Lessor or Security Trustee shall be entitled to exercise remedies under such Section 15) or (ii) the termination of the Term in accordance with the Lease in circumstances where the Aircraft is not required to be returned to Lessor;

                           (c) To the extent attributable to any Transfer
(voluntary or involuntary) of the Note or interest therein, except (i) for out-of-pocket costs and expenses incurred as a result of any such Transfer pursuant to the exercise of remedies under any Operative Agreement resulting from a Lease Event of Default and (ii) as otherwise required by the terms of the Security Agreement or Section 11 hereof;

                           (d) To the extent attributable to any Transfer
(voluntary or involuntary) by or on behalf of the Owner Participant of any interest in the Aircraft, or the Trust Estate except for costs and expenses incurred as a result of such Transfer, if such Transfer arises directly from a Lease Event of Default that shall have occurred and be continuing;

                           (e) To the extent attributable to the gross
negligence or willful misconduct of such Indemnitee or any related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any Operative Agreement);

                           (f) In the case of Bank, to the extent attributable
to matters enumerated in the proviso to Section 14;

                           (g) To the extent attributable to the incorrectness
or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Agreement;

                           (h) To the extent attributable to the failure by such
Indemnitee or any related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Agreement;

                           (i) To the extent attributable to the offer or sale
by such Indemnitee or any related Indemnitee of any interest in the Aircraft, the Note the Trust Estate or the Trust Agreement or any similar interest, in violation of the Securities Act or other applicable federal, state or foreign securities Laws (other than any offer or sale thereof caused by the acts or omissions of Lessee);

                           (j) (i) With respect to any Indemnitee (other than
Security Trustee), to the extent attributable to the failure of the Security Trustee to distribute funds received and distributable by it in accordance with the Security Agreement, (ii) with respect to any Indemnitee (other than the Owner Trustee), to the extent attributable to the failure of the Owner Trustee to distribute funds received and distributable by it in accordance with the Trust Agreement, (iii) with respect to Security Trustee, to the extent attributable to the negligence or willful misconduct of Security Trustee in the distribution of funds received and distributable by it in accordance with the Security Agreement and (iv) with respect to Owner Trustee, to the extent attributable to the negligence or willful misconduct of Owner Trustee in the distribution of funds received and distributable by it in accordance with the Trust Agreement.

                           (k) Other than during the continuation of a Lease
Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any Operative Agreement other than such as have been requested by Lessee or as are required by or made pursuant to the terms of the Operative Agreements (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Agreements);

                           (l) To the extent attributable to any amount which
any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by Lessee;

                           (m) To the extent that it is an ordinary and usual
operating or overhead expense;

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                                                                              44


                           (n) With respect to the Owner Participant or the
Owner Trustee, or any related Indemnitee, to the extent attributable to the deregistration of the Aircraft under the Act as a result of Owner Participant's or Owner Trustee's (or any related Indemnitee of either) not being a Citizen of the United States as a result of any act (other than reregistration of the Aircraft pursuant to Section 7.1.2 of the Lease) of Owner Participant or Owner Trustee, or any related Indemnitee of either of the foregoing (not taken at the request of the Lessee);

                           (o) For any Lessor Lien attributable to such
Indemnitee or any related Indemnitee;

                           (p) If another provision of an Operative Agreement
specifies the extent of Lessee's responsibility or obligation with respect to such Expense, to the extent arising from other than failure of Lessee to comply with such specified responsibility or obligation;

                           (q) To the extent it is a Transaction Expense;

                           (r) To the extent constituting principal, Breakage
Cost or interest on the Note attributable solely to a Loan Event of Default not constituting a Lease Event of Default; or

                           (s) [*]

         For purposes of this Section 9.1, a Person shall be considered a "related" Indemnitee with respect to an Indemnitee if such Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, agent, or servant of such Indemnitee or any such Affiliate or a successor or permitted assignee of any of the foregoing.

                  9.1.3    SEPARATE AGREEMENT

         This Agreement constitutes a separate agreement with respect to each Indemnitee and is enforceable directly by each such Indemnitee.

                  9.1.4    NOTICE

         If a claim for any Expense that an Indemnitee shall be indemnified against under this Section 9.1 is made, such Indemnitee shall give prompt written notice thereof to Lessee. Notwithstanding the foregoing, the failure of any Indemnitee to notify Lessee as provided in this Section 9.1.4, or in Section 9.1.5, shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to Lessee (in which event Lessee shall not be responsible for such additional Expense) or materially impairs Lessee's ability to contest such claim.

                  9.1.5    NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS; LIMITATIONS

                           (a) In case any action, suit or proceeding shall be
brought against any Indemnitee for which Lessee is responsible under this
Section 9.1, such Indemnitee shall notify Lessee of the commencement thereof and Lessee may, at its expense, participate in and to the extent that it shall wish (subject to the provisions of the following paragraph), assume and control the defense thereof and, subject to Section 9.1.5(c), settle or compromise the same.

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                           (b) Lessee or its insurer(s) shall have the right, at
its or their expense, to investigate or, if Lessee or its insurer(s) shall agree in writing not to dispute liability to the Indemnitee giving notice of such action, suit or proceeding under this Section 9.1.5 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, control the defense of, any action, suit or proceeding, relating to any Expense for which indemnification is sought pursuant to this Section 9.1, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; PROVIDED that Lessee shall not be entitled to control the defense of any such action, suit, proceeding or compromise any such Expense (i) during the continuance of any Lease Event of Default (except during the Section 1110 Period), (ii) if such proceedings would entail a material risk of the sale, forfeiture or loss of the Aircraft, (iii) if such proceedings would entail a risk of criminal liability or greater than de minimis risk of material civil penalties being imposed on such Indemnitee or (iv) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel. In connection with any such action, suit or proceeding being controlled by Lessee, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee; PROVIDED that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such case.

                           (c) In no event shall any Indemnitee enter into a
settlement or other compromise with respect to any Expense without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 9.1.

                           (d) In the case of any Expense indemnified by the
Lessee hereunder which is covered by a policy of insurance maintained by Lessee pursuant to Section 11 of the Lease, at Lessee's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense.

                           (e) If an Indemnitee is not a party to this
Agreement, Lessee may require such Indemnitee to agree in writing to the terms of this Section 9 and Section 16.8 prior to making any payment to such Indemnitee under this Section 9.

                           (f) Nothing herein shall be deemed to be an
assumption by Lessee of obligations of Owner Trustee with respect to, or a guarantee by Lessee of, any amounts payable by Owner Trustee upon the Note or a guarantee of any residual value of the Aircraft.

                           (g) Nothing contained in this Section 9.1.5 shall be
deemed to require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  9.1.6    INFORMATION

         Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee, as is in Lessee's control or is reasonably available to Lessee, which such

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Indemnitee may reasonably request and will otherwise cooperate with such
Indemnitee so as to enable such Indemnitee to fulfill its obligations under
Section 9.1.5. The Indemnitee shall supply Lessee with such information not within the control of Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 9.1.5.

                  9.1.7 EFFECT OF OTHER INDEMNITIES; SUBROGATION; FURTHER ASSURANCES

         Upon the payment in full by Lessee of any indemnity provided for under this Agreement, Lessee, without any further action and to the full extent permitted by Law, will be subrogated to all rights and remedies of the person indemnified (other than with respect to any of such Indemnitee's insurance policies or in connection with any indemnity claim such Indemnitee may have under Section 6.3 of the Security Agreement or Section 5.03 or 7.01 of the Trust Agreement) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with Lessee to permit Lessee to pursue such claims, if any, to the extent reasonably requested by Lessee and at Lessee's expense.

                  9.1.8    PRIMARY OBLIGOR

         The Lessee's obligations under this Section 9 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

                  9.1.9    WAIVER OF CERTAIN CLAIMS

         The Lessee hereby waives and releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft during the Term, including, without limitation, any latent or patent defect whether or not discoverable.

                  9.1.10   REFUNDS

         If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by Lessee hereunder, such Indemnitee will (in the case of a Brazilian Lender, to the extent permitted by applicable Law (and such Lender agrees to use reasonable efforts to obtain any required approval of the Central Bank of Brazil)) promptly pay the amount refunded (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Expense) over to Lessee unless a Lease Event of Default, Payment Default, or, except during the Section 1110 Period, Bankruptcy Default shall have occurred and be continuing, in which case such amounts shall be paid over to Owner Trustee (or, so long as the Lien of the Security Agreement shall not have been discharged, to Security Trustee) to hold as security for Lessee's obligations under the Lessee Operative Agreements or, if requested by Lessee, applied to satisfy such obligations.

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                                                                              47


         9.2  EXPENSES

                  9.2.1    TRANSACTION EXPENSES

         Owner Participant shall pay all Transaction Expenses (including the fees and expenses of the financial advisor to Owner Participant but excluding the ongoing fees, disbursements and expenses of Security Trustee and the Owner Trustee). All Transaction Expenses which are not, for any reason, paid by the Owner Participant shall be paid by the Lessee as Supplemental Rent. Any such payment by Lessee shall not affect Owner Participant's obligations or Lessee's rights against Owner Participant for its failure to make any such payment. Notwithstanding the definition of Transaction Expenses, Lessee shall pay the ongoing fees, disbursements and expenses (including, without limitation, the reasonable fees and expenses of counsel) of Owner Trustee and Security Trustee.

                  9.2.2    PAYMENT OF OTHER EXPENSES

         Lessee will be responsible for the fees and charges of its counsel incurred in connection with the preparation, execution and delivery of the Operative Agreements. All out-of-pocket costs and expenses of Lessee (including, without limitation, reasonable attorney's fees and charges) incurred in performance of Sections 7.1.3(a), (b) and (c) (other than with respect to the first parenthetical of Section 7.1.3(c)) to the extent constituting Transaction Expenses, shall be paid pursuant to Section 9.2.1.

         9.3  GENERAL TAX INDEMNITY

                  9.3.1    INDEMNITY

         Except as otherwise expressly provided herein, Lessee shall pay, and on written demand shall indemnify and hold harmless on an After-tax Basis each Indemnitee (as defined in Section 9.3.7) from and against, any and all Taxes imposed against any Indemnitee, Lessee or any Affiliate of Lessee, the Aircraft or any Equipment, or any sublessee or user thereof, by the United States or any state or local government or other taxing authority thereof, or by any foreign government or any international taxing authority or any political subdivision or taxing authority of any of the foregoing upon or with respect to the Aircraft, any Equipment or any interest therein; the acquisition, manufacture, purchase, mortgaging, financing, refinancing, ownership, delivery, nondelivery, redelivery, transport, location, lease, sublease, hire, assignment, alteration, improvement, possession, registration, de-registration, transfer of registration, presence, use, replacement, substitution, pooling, operation, insurance, installation, modification, rebuilding, overhaul, condition, storage, maintenance, repair, sale, return, abandonment, preparation, transfer of title, conditional sale, acceptance, importation, exportation, rejection or other disposition of the Aircraft, any Equipment or any interest in any of the foregoing; the rentals, receipts, income or earnings arising from the purchase, financing, ownership, delivery, redelivery, leasing, subleasing, possession, use, operation, return, storage, transfer of title, sale or other disposition of the Aircraft, any Equipment or any interest in any of the foregoing; the Note, the Operative Agreements, the issuance, acquisition, transfer thereof or assumption thereof by Lessee or refinancing thereof (such refinancing being by or at the request of the Lessee), or the payment of any amounts thereon; the execution, delivery or performance of

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any of the Operative Agreements or any future amendment, supplement, waiver or consent thereto, or any of the transactions contemplated thereby, any proceeds or payments or amounts payable under any thereof, or the issuance, acquisition or subsequent transfer thereof; the property or the income or other proceeds with respect to any of the Trust Estate; the payment of the Lessor's Cost pursuant to this Participation Agreement, the Lease, the Purchase Agreement and the Purchase Agreement Assignment; or otherwise with respect to or in connection with the transactions contemplated by the Operative Agreements.

                  9.3.2    EXCLUSIONS FROM GENERAL TAX INDEMNITY

         The provisions of Section 9.3.1 shall not apply to, and Lessee shall have no obligation to pay, or to indemnify or hold harmless any Person with respect to the following:

                           (a) With respect to any Indemnitee other than Lender,
Taxes imposed on, based on, or measured by the income (including gross income), receipts, capital, franchises, excess profits or conduct of business of the Indemnitee (other than sales, use, ad valorem, rental, property, or license Taxes imposed by any U.S. federal, state or local authority (or foreign government)), provided that this paragraph (a) shall not exclude from the indemnity described in Section 9.3.1 above any such Taxes imposed by any foreign government to the extent such Taxes are imposed by any jurisdiction in which such Indemnitee would not be subject to Taxes of such type but for (i) the operation, presence, or registration of the Aircraft or any Equipment in such jurisdiction, or (ii) the presence of Lessee or any sublessee, or Lessee or any sublessee making payments from or performing any other actions permitted or required under the Operative Agreements in such jurisdiction);

                           (b) Taxes attributable to any period following the
earlier of (i) the expiration or early termination of the Lease and, unless the Lessee has exercised its option to purchase the Aircraft pursuant to the Lease, return of the Aircraft pursuant to Section 15 of the Lease and (ii) the discharge in full of Lessee's obligations to pay the Stipulated Loss Value, and all other amounts then payable under the Lease and the other Operative Agreements; provided, however, that the exclusions set forth in this paragraph
(b) shall not apply to Taxes incurred in connection with the exercise of remedies pursuant to Section 15 of the Lease Agreement or Section 5 of the Security Agreement following the occurrence and during the continuation of a Lease Event of Default thereunder or to Taxes relating to payments made by Lessee to or for the benefit of any Indemnitee under the Operative Agreements following such events;

                           (c) Taxes imposed on an Indemnitee in excess of Taxes
that would have been imposed if such Indemnitee had not engaged in any business in or had any presence or contact in the jurisdiction imposing such Taxes other than any business, presence or contact as a result of the operation, presence, registration or location of the Aircraft in such jurisdiction or as a result of the transactions contemplated by the Operative Agreements;

                           (d) Taxes imposed on an Indemnitee which arise out of
or are caused by the gross negligence or willful misconduct of such Indemnitee (unless such gross negligence or willful misconduct is imputed to such Indemnitee by reason of the acts or omissions of Lessee);

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                           (e) [*] Taxes (other than amounts necessary to make
payments on an After-tax Basis) imposed on an Indemnitee which become payable as a result of a transfer by such Indemnitee of all or a portion of its interest in the Aircraft, the Trust Estate, the Lease, the Note, the Loan Documents or any of the other Operative Agreements (or, where the Indemnitee is a transferee, the transfer to such Indemnitee) other than in connection with (i) the exercise of remedies pursuant to a Lease Event of Default in accordance with the terms of the Operative Agreements, (ii) the early termination of the Lease by Lessee pursuant to Section 9 of the Lease, (iii) an Event of Loss, (iv) the exercise of Lessee's option to purchase the Aircraft pursuant to Section 17 of the Lease, or
(v) a change in the situs of the Trust Estate pursuant to a request therefor by Lessee under Section 7.2.3;

                           (f) Taxes imposed on Owner Trustee or the Bank with
respect to any fees received by it for services rendered in its capacity as Owner Trustee under the Trust Agreement or Taxes imposed on the Security Trustee or the Security Trustee Bank with respect to any fees received by it for services rendered in its capacity as Security Trustee under the Security Agreement;

                           (g) With respect to any Indemnitee other than Lender,
Taxes which have been included in the Lessor's Cost and Taxes which have been capitalized as Transaction Expenses and which are paid to the appropriate taxing authority;

                           (h) With respect to Owner Participant, Taxes subject
to indemnification by Lessee under the Tax Indemnity Agreement;

                           (i) U.S. Withholding Taxes on payments made to such
Indemnitee (except, in the case of Lender, as otherwise provided in Section
9.4);

                           (j) Intangible (or similar) Taxes imposed upon Owner
Participant with respect to its interest in the Trust Estate other than such Taxes imposed solely as a result of (i) the operation, presence or registration of the Aircraft or any Equipment in the jurisdiction imposing such Taxes, or
(ii) the presence of Lessee, or any sublessee in, or Lessee or any sublessee making payments from or performing any other actions permitted or required under the Operative Agreements in the jurisdiction imposing such Taxes;

                           (k) With respect to any Indemnitee other than Lender,
Taxes imposed on such Indemnitee resulting from or which would not have occurred but for a Lessor Lien attributable to such Indemnitee or a related Indemnitee;

                           (l) With respect to any Indemnitee other than Lender,
any Taxes that would not have been imposed but for the existence or status of the trust created by the Trust Agreement or resulting from the treatment of the trust created by the Trust Agreement as other than a grantor trust;

                           (m) Taxes that would not have been imposed but for
any failure of an Indemnitee to (i) file proper and timely reports or returns or to pay any Taxes when due (except to the extent caused by a breach by Lessee of its obligations pursuant to this Section 9.3) or (ii) comply with any certification, information, documentation, reporting or other similar requirements, concerning the nationality, residence, identity or connection with jurisdiction

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imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and such Indemnitee was eligible to comply with such requirement (but only if and to the extent that such Indemnitee is entitled under applicable Law to furnish such forms and is eligible to claim such reduction or exemption and only to the extent that such forms may be filed by such Indemnitee without adverse consequences to the Indemnitee or any of its Affiliates, or risk thereof, as reasonably determined by such Indemnitee in good faith);

                           (n) With respect to an Indemnitee other than a
Lender, Taxes on items of tax preference or any minimum tax or alternative minimum tax;

                           (o) To the extent incurred by or asserted against an
Indemnitee as a result of any "prohibited transaction", within the meaning of
Section 406 of ERISA or Section 4975(c)(1) of the Code resulting from a breach of the representation of such Indemnitee or any related Indemnitee set forth in
Section 6.2.9 or 6.5.5, as applicable;

                           (p) With respect to an Indemnitee other than a
Lender, Taxes in excess of those that would have been imposed and subject to indemnification had there not been a transfer by or to such Indemnitee (or any predecessor in interest of such Indemnitee) described in paragraph (e) above; or

                           (q) [*] Taxes imposed by any Government Entity in a
jurisdiction within which such Lender is incorporated or has its principal place of business (but excluding any such Taxes resulting from the presence, activities or conduct of the Owner Participant or the Lessee (or any Affiliate of either) in such jurisdiction).

                  9.3.3    CALCULATION OF GENERAL TAX INDEMNITY PAYMENTS

                           (a) Any payment which Lessee shall be required to
make to or for the account of any Indemnitee with respect to any Tax which is subject to indemnification under this Section 9.3 shall be made on an After-tax Basis (without regard to the exclusions therein).

                           (b) [*] if by reason of any payment with respect to
Taxes made by or on behalf of Lessee to or for the account of such Indemnitee pursuant to this Section 9.3 or Section 9.4, such Indemnitee subsequently realizes Tax savings not previously taken into account in computing such payment, such Indemnitee shall promptly pay to Lessee an amount equal to the sum of the actual net reduction in Taxes, if any, realized by such Indemnitee which is attributable to such Tax savings and the actual reduction in any Taxes realized by such Indemnitee as the result of any payment made by such Indemnitee pursuant to this sentence, provided that such Indemnitee shall not be obligated to pay any such amount if a Lease Event of Default shall have occurred and be continuing or to the extent that such amount would exceed (x) the aggregate amount of all prior payments by Lessee to such Indemnitee under this Section 9.3 and Section 9.4 (including the payment of any amount necessary for such payments to be on an After-tax Basis) less (y) the aggregate amount of all prior payments by such Indemnitee to Lessee pursuant to this Section 9.3, and provided, further, that, subject to Section 9.3.3 hereof, that any amount not paid to Lessee pursuant to the foregoing limitation

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shall be carried forward to reduce pro tanto any future payments that Lessee may be required to make to such Indemnitee pursuant to this Section 9.3.

                           (c) Any Taxes that are imposed on an Indemnitee as a
result of the disallowance or reduction of any Tax savings paid to Lessee pursuant to this Section 9.3.3 shall be treated as a Tax for which Lessee is obligated to indemnify such Indemnitee subject to the provisions of Section
9.3.2 (other than paragraph (a) thereof), provided that such Indemnitee shall use reasonable good faith efforts to reclaim and retain the allowance of such Tax savings.

                           (d) With respect to any Indemnitee [*], in
determining the order in which such Indemnitee utilizes any foreign Taxes as a credit against such Indemnitee's home country Income Taxes, such Indemnitee shall be deemed to utilize (i) first, all foreign Taxes other than those described in clause (ii) below; (ii) then, all foreign Taxes with respect to which such Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document, participation agreement, or indemnification agreement (including this Agreement).

                  9.3.4    CONTESTS

                           (a) Except as provided in Section 9.4, if a written
claim shall be made against and received by any Indemnitee for any Tax for which Lessee is obligated to indemnify pursuant to this Section 9.3, such Indemnitee shall notify Lessee in writing of such claim within 30 days after its receipt, and shall provide Lessee such information regarding such claim as Lessee may reasonably request; provided, however, that the failure to provide such notice within such 30 days shall not release Lessee from any of its obligations to indemnify under Section 9 unless, and only to the extent that, such failure has a material adverse effect on the conduct of such contest. To the extent permitted under applicable Law, such Indemnitee will not make any payments with respect to such claim for at least 30 days after giving notice of such claim to Lessee.

                           (b) If requested by Lessee in writing within 30 days
after its receipt of such notice, such Indemnitee shall, at the expense of Lessee and subject to subsection (c) below, contest the validity, applicability or amount of such Taxes by, in the case of an "Indemnitee-Controlled Contest" (which shall mean any contest other than a Lessee-Controlled Contest (as defined below)), in such Indemnitee's sole discretion or, in the case of a "Lessee-Controlled Contest" (which shall mean any contest which such Indemnitee agrees in its sole discretion to allow Lessee to control or involving only Taxes with respect to which participation by neither the Indemnitee nor any Affiliate of the Indemnitee is required (it being understood that any contest involving Taxes in the nature of Income Taxes or any contest conducted in the name of such Indemnitee is a contest requiring the participation of such Indemnitee) and no tax return of the Indemnitee or any of its Affiliates is held open with respect to which any Indemnitee may reasonably be viewed as having an actual or potential material liability for Taxes not indemnified against by Lessee), in Lessee's sole discretion, resisting payment thereof if practicable, not paying such Tax except under protest, if protest is necessary and proper, if payment of such Tax is made, using reasonable efforts to obtain a refund thereof, in appropriate administrative and judicial proceedings, and in the case of an Indemnitee-Controlled Contest, considering in good faith any other reasonable action as Lessee and Lessee's counsel may reasonably request. Each

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Indemnitee shall consult in good faith with Lessee and Lessee's counsel concerning the forum in which the contest is most likely to be favorably resolved and whether such contest shall be by (x) resisting payment of such Tax,
(y) paying such Tax under protest or (z) paying such Tax and seeking a refund or other repayment thereof. In the case of an Indemnitee-Controlled Contest, such Indemnitee shall (i) keep Lessee reasonably informed regarding the progress of such contest, and (ii) consult with Lessee in good faith regarding the manner of contesting such claim, provided, however, that the Indemnitee shall have ultimate control over such contest and its decisions with respect to such contest shall be conclusive and binding. If requested to do so by Lessee, the Indemnitee shall appeal any adverse administrative or judicial decision, [*]

                           (c) In no event shall an Indemnitee be required, or
Lessee be permitted, to contest the imposition of any Tax for which Lessee is obligated pursuant to this Section 9.3 or Section 9.4 hereof unless (i) Lessee shall have agreed to pay and shall promptly on request pay on an After-tax Basis all reasonable out of pocket costs and expenses that such Indemnitee incurs in contesting such claim or arising out of or relating to such contest and which are reasonably allocable to such claim (including legal fees and disbursements, including those on appeal, if any); (ii) (unless Lessee has provided to the relevant Indemnitee a bond or other security in form and substance acceptable to such Indemnitee in its sole discretion) such contest is not reasonably likely to result in a material danger of the sale, seizure, forfeiture or loss of the Aircraft, or the creation of any Lien thereon other than Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings and for which such reserves, if any, as are required to be provided under GAAP have been provided by Lessee; (iii) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have advanced sufficient funds, on an interest-free basis, to make the payment required, and shall have agreed to indemnify the Indemnitee against any additional net after-Tax cost to such Indemnitee of such advance; (iv) if requested by the Indemnitee in writing, such Indemnitee shall have received an opinion of independent Tax counsel selected by Lessee and reasonably acceptable to such Indemnitee and furnished at Lessee's sole expense to the effect that a "Realistic Possibility of Success" (which shall mean the standard upon which an attorney may properly advise the taking of a position on a tax return as set forth in ABA Formal Opinion 85-352) exists for contesting such claim (or, in the case of an appeal of an adverse judicial determination, a written opinion from such independent Tax counsel to the effect there is a Realistic Possibility of Success such adverse judicial determination will be reversed or substantially modified); (v) Lessee shall have delivered to such Indemnitee a written acknowledgment of Lessee's obligation to indemnify such Indemnitee to the extent that the contest is not successful, provided, however, that Lessee will not be bound by its acknowledgment of liability if the contest is resolved on a clear and unambiguous basis showing no such liability under this Section 9.3 or Section 9.4 hereof with respect to such Tax; (vi) if a Lease Event of Default shall have occurred and be continuing, Lessee shall have provided security for its obligation hereunder satisfactory to the Indemnitee by placing in escrow sufficient funds to cover any such contested Tax and the reasonably expected expenses of such contest on an After-tax Basis, or otherwise providing satisfactory (as determined in such Indemnitee's sole discretion) provisions for payment of such amounts; (vii) the aggregate amount of all indemnity payments that Lessee may be required to make to such Indemnitee with respect to such claim (or similar or related claims) is at least $10,000 [*] and
(viii) the claim is not for a Tax the imposition of which has been previously contested by Lessee hereunder, and such previous contest (including all allowable appeals) was decided adversely to Lessee, unless Lessee has delivered an opinion of independent Tax counsel selected by Lessee and reasonably

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acceptable to the Indemnitee to the effect that, on the basis of (x) a change in applicable Law, or (y) a difference in the underlying facts, there is currently a Realistic Possibility of Success for contesting such claim.

                           (d) With respect to any Indemnitee [*], if such
Indemnitee shall obtain a refund of all or any part of any Tax paid, advanced or indemnified by Lessee (or of an amount which otherwise would have been a refund was used to offset another liability of such Indemnitee not indemnified by Lessee hereunder (an "Applied Amount")), such Indemnitee shall pay Lessee, but not before Lessee shall have made all payments theretofore due to such Indemnitee pursuant to this Section 9.3 and any other payments theretofore due to such Indemnitee under any of the Operative Agreements, an amount equal to the amount of such refund (or such Applied Amount), including interest received or credited and attributable thereto plus, if Lessee has paid an amount pursuant to the first sentence of Section 9.3.3(a), any net Tax benefit (or minus any net Tax detriment) realized by such Indemnitee as a result of any refund (or Applied Amount) received, and payment made, by such Indemnitee pursuant to this sentence, provided that the Indemnitee shall not be obligated to pay any amount under the preceding sentence to the extent that such amount (other than that portion attributable to interest) would exceed the amount of Taxes paid, reimbursed or advanced by Lessee to such Indemnitee plus any other payment in respect of such Taxes paid, reimbursed or advanced, provided, further, that any amount not paid to Lessee pursuant to the foregoing limitation shall be carried forward to reduce pro tanto any future payments that Lessee may be required to make to such Indemnitee pursuant to this Section 9.3. If any Indemnitee shall have paid Lessee any refund (or Applied Amount) of all or part of any Tax paid by Lessee and it is subsequently determined pursuant to a contest conducted in accordance with Section 9.3.4 that such Indemnitee was not entitled to the refund, such determination shall be treated as the imposition of a Tax for which Lessee is obligated to indemnify such Indemnitee pursuant to the provisions of this Section 9.3 subject to the exclusions set forth in Section 9.3.2. With respect to an Indemnitee [*], if an Indemnitee receives an award of attorneys fees in a contest for which the Lessee has paid an allocable portion of the contest expenses, such Indemnitee shall pay to the Lessee the same proportion of the amount of such award as the amount of such Indemnitee's attorneys fees paid or reimbursed by the Lessee bears to the total amount of attorneys fees actually incurred by such Indemnitee in conducting such contest, up to the amount of attorneys fees paid or borne by the Lessee in connection with such contest. With respect to an Indemnitee [*], an Indemnitee shall have the right to settle or compromise a contest that it is otherwise required to pursue pursuant to this
Section 9.3.4 if the applicable Indemnitee has provided Lessee a reasonable opportunity to review a copy of that portion of the settlement or compromise proposal which relates to the Tax for which the applicable Indemnitee is seeking indemnification hereunder; provided that, if (i) the applicable Indemnitee fails to provide the Lessee such a reasonable opportunity to review such portion of such proposal or (ii) after such reasonable opportunity to review such proposal the Lessee in writing reasonably withholds its consent to all or part of such settlement or compromise proposal, the Lessee shall not be obligated to indemnify such Indemnitee hereunder to the extent of the amount attributable to the Tax to which such settlement or compromise relates as to which the Lessee has reasonably withheld its consent and with respect to any other Tax for which a successful contest is foreclosed because of such settlement or compromise as to which the Lessee has withheld its consent. If the applicable Indemnitee effects a settlement or compromise of such contest, notwithstanding that the Lessee has reasonably withheld its consent thereto, such Indemnitee shall repay to the Lessee such amounts theretofore advanced by the

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Lessee pursuant to this Section 9.3.4 and the amount of any Tax subject to such contest paid or reimbursed by Lessee, to the extent the Lessee has reasonably withheld its consent to the settlement or compromise thereof (together with interest at the rate applicable to refunds of such Tax on any such amount paid by the Lessee from the date paid by the Lessee to the date repaid by such Indemnitee).

                           (e) [*] if [*] Lender shall obtain a refund of all or
any part of any Tax paid, advanced or indemnified by Lessee (or if an amount which otherwise would have been a refund was used to offset another liability of the Lender not indemnified by Lessee hereunder (an "Applied Amount")), such Lender shall pay Lessee, but not before Lessee shall have made all payments theretofore due to the Lender pursuant to this Section 9.3 and any other payments theretofore due the Lender under any of the Operative Agreements, an amount equal to the amount of such refund (or such Applied Amount), including interest received or credited and attributable thereto plus, if Lessee has paid an amount pursuant to the first sentence of Section 9.3.3(a), any net Tax benefit (or minus any net Tax detriment) realized by such Lender as a result of any refund (or Applied Amount) received, and payment made, by such Lender pursuant to this sentence, provided that such Lender shall not be obligated to pay any amount under the preceding sentence [*] and (ii) to the extent that such amount (other than that portion attributable to interest) would exceed the amount of Taxes paid, reimbursed or advanced by Lessee to such Lender plus any other payment in respect of such Taxes paid, reimbursed or advanced. If such Lender shall have paid Lessee any refund (or Applied Amount) of all or part of any Tax paid by Lessee and it is subsequently determined pursuant to a contest conducted in accordance with Section 9.3.4 that the Lender was not entitled to the refund, such determination shall be treated as the imposition of a Tax for which Lessee is obligated to indemnify the Lender pursuant to the provisions of this Section 9.3. If such Lender receives an award of attorneys fees in a contest for which the Lessee has paid an allocable portion of the contest expenses, the Lender shall pay [*] to the Lessee the same proportion of the amount of such award as the amount of the Lender's attorneys fees paid or reimbursed by the Lessee bears to the total amount of attorneys fees actually incurred by the Lender in conducting such contest, up to the amount of attorneys fees paid or borne by the Lessee in connection with such contest.

                           (f) Nothing contained in this Section 9.3.4 shall
require any Indemnitee to contest, or permit Lessee to contest in the name of such Indemnitee, a claim which such Indemnitee would otherwise be required to contest pursuant to this Section 9.3.4 if such Indemnitee shall waive payment by Lessee of any amount that might otherwise be payable by Lessee under this
Section 9.3 in connection with such claim (and any other claim for which a successful contest would be foreclosed because of the absence of, or the failure to pursue, such contest) and promptly [*] pay Lessee an amount equal to all funds advanced with respect to such contest by Lessee.

                  9.3.5    REPORTS

         Lessee will provide such information reasonably within its possession or control as may reasonably be requested by an Indemnitee to enable an Indemnitee to fulfill its Tax filing or other information reporting requirements with respect to the transactions contemplated by the Operative Agreements. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 9.3, to the extent legally

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permitted to do so Lessee shall timely file the same (except for any such report, return or statement which the Indemnitee has notified Lessee that the Indemnitee intends to file, or for Income Tax returns or any other return, report or statement which the Indemnitee is required by law to file in its own name); provided that Lessee shall have no obligation under the preceding sentence if such Indemnitee, after receipt of Lessee's written request, shall have failed to furnish Lessee with such information as is within such Indemnitee's control and is necessary to file such returns. Lessee shall either file such report, return or statement required to be filed by it pursuant to the second preceding sentence and send a copy of such report, return or statement to the Indemnitee, or, where Lessee is not so permitted to file such report, return or statement, it shall notify the Indemnitee of such requirement and prepare and deliver, subject to the immediately preceding sentence, such report, return or statement to the Indemnitee in a manner reasonably satisfactory to such Indemnitee within a reasonable time prior to the time such report, return or statement is to be filed.

                  9.3.6    PAYMENT

         Except as provided in Section 9.3.4 regarding Lessee's right to contest certain claims for Taxes, Lessee shall pay any Tax for which it is liable pursuant to this Section 9.3 directly to the appropriate taxing authority or, upon demand of an Indemnitee, to such Indemnitee within 20 Business Days of such demand, but in no event more than three Business Days prior to the date such Tax is due, in Immediately Available Funds. Any such demand for payment from an Indemnitee shall specify in reasonable detail the amount of the payment and the facts upon which the right to payment is based (all in accordance with Section 9.3) and shall be verified in accordance with the procedures set forth in clause
9.3.11 below. Each Indemnitee shall promptly forward to Lessee any notice, bill or advice in the nature of a notice or bill received by it concerning any Tax subject to indemnification hereunder. As soon as practicable after each payment by Lessee of any Tax, Lessee shall furnish the appropriate Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax (if Lessee receives such a receipt) or such other evidence of payment of such Tax as is reasonably acceptable to such Indemnitee.

                  9.3.7    DEFINITION OF INDEMNITEE

         For purposes of this Participation Agreement, the term "Indemnitee" means each of Owner Participant, Owner Trustee (in its individual capacity and as trustee), the Trust Estate, Lender, and Security Trustee (in its individual capacity and as such under the Security Agreement) and each of their respective affiliates, successors, permitted assigns, directors, officers, employees, servants and agents. For purposes of this Section 9.3 and Section 9.1, the term "Indemnitee" shall also include any consolidated or combined group of which such Indemnitee is a member if such group is treated as a single taxpayer for purposes of any Tax.

                  9.3.8 APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT

         Any amount payable to Lessee pursuant to the terms of this Section 9.3 shall not be paid to Lessee if at the time such payment is to be made a Lease Event of Default shall have occurred and be continuing. At such time as there shall not be continuing any such Lease Event of Default, Payment Default or Bankruptcy Default, such amount shall be paid to Lessee (without

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interest) to the extent not applied against Lessee's obligations then due and owing hereunder or under any of the other Operative Agreements.

                  9.3.9    FORMS

                           (a) With respect to an Indemnitee [*], each such
Indemnitee agrees to furnish from time to time to Lessee, or to such other person as Lessee may designate, at Lessee's written request or pursuant to the terms of the Operative Agreements, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of, or exemption from, any Tax which Lessee may be required to indemnify against hereunder, unless such Indemnitee determines, pursuant to an opinion of counsel selected by such Indemnitee and reasonably satisfactory to Lessee, which opinion is to be provided at Lessee's sole cost and expense, that it is not entitled to claim such reduction or exemption; provided that Lessee has provided such Indemnitee timely notice of such requirement, such Indemnitee has in good faith determined it would suffer no adverse consequences as the result of providing such forms and Lessee agrees to pay the costs and expenses of providing such forms on an after-tax basis.

                           (b) [*]

                  9.3.10   REIMBURSEMENTS BY INDEMNITEES GENERALLY

         If, for any reason, Lessee makes any payment which Lessee is required by applicable Law or by the Operative Agreements to make for or with respect to any Taxes imposed on any Indemnitee in respect of the transactions contemplated by the Operative Agreements or on the Aircraft or any Equipment, and such Taxes are not the responsibility of Lessee pursuant to Section 9.3.2, then such Indemnitee shall pay to Lessee within 20 Business Days of Lessee's written demand therefor an amount which equals the amount paid by Lessee with respect to such Taxes (minus any withholding taxes imposed thereon).

                  9.3.11   VERIFICATION

         At Lessee's request, the amount of any indemnity payment by Lessee pursuant to this Section 9.3, or any payment by an Indemnitee to Lessee pursuant to this Section 9.3, shall be verified by an accounting firm to be jointly selected by Lessee and the Indemnitee (which may not be the accounting firm that regularly prepares the Indemnitee's or Lessee's certified financial statements). Each Indemnitee and Lessee hereby agrees to provide such accounting firm with all information and materials as shall be reasonably necessary or desirable in connection herewith. Such accounting firm shall be requested to make its determination within 30 Days. In the event such accounting firm shall determine that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The computations of the accounting firm shall be final, binding and conclusive upon Lessee and Indemnitee. All fees and expenses payable pursuant to this Section shall be borne by Lessee unless the verification results in a reduction of the amount payable by Lessee (or an increase in the amount payable by the Indemnitee to Lessee) of more than five percent (5%), in which case such expense shall be borne by the Indemnitee.

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         9.4  WITHHOLDING TAXES

                  9.4.1    WITHHOLDING TAXES ON LOAN PAYMENTS

         Without regard to the exclusions set forth in Section 9.3.2 and except as otherwise provided below, all payments to Lender under the Operative Agreements shall be made without deduction or withholding for or on account of any present or future Taxes whether or not collected by way of withholding or deduction from any payment thereunder, except as required by applicable Law. If any amount payable to Lender under any of the Operative Agreements (including the Loan Documents) becomes subject to any Tax imposed by way of withholding or deduction, [*] other than (i) any Taxes imposed by a Government Entity within the jurisdiction of which such Lender is incorporated or maintains its principal place of business (but excluding any such Taxes resulting from the presence, activities or conduct of the Owner Participant or the Lessee or any Affiliate of either in such jurisdiction), and (ii) any Taxes in excess of Taxes that would have been imposed if such Lender had not engaged in any business in or had any presence or contact in the jurisdiction imposing such Taxes other than any business, presence or contact as a result of the operation, presence, registration or location of the Aircraft in such jurisdiction or as a result of the transactions contemplated by the Operative Agreements), Lessee [*] shall indemnify and hold harmless Lender without regard to the exclusions set forth in
Section 9.3.2 (provided that the Lender has complied with the obligations set forth in Section 9.3.9), against such Taxes and shall pay an additional amount for distribution to Lender so that the net amount actually received by Lender, after reduction by any such withholding tax including any reduction for withholding applicable to additional sums payable under this Section 9.4, shall be equal to the full amount that Lender would have otherwise received under the Operative Agreements [*] whenever any withholding taxes are paid by Lessee, Lessee shall promptly forward to Lender an official receipt (or certified copy thereof) or other documentation reasonably acceptable to Lender evidencing such payment to the relevant tax authority.

                  9.4.2    LENDER RESPONSIBILITY [*]

         [*] Such Lender will make any indemnity under this Section [*] promptly [*].

                  9.4.3    LESSEE INDEMNITY [*]

         Notwithstanding anything in the Operative Agreements to the contrary and without regard to the exclusions in Section [*] (but subject to Section [*] and Lender's compliance with its obligations under Section [*].

                  9.4.4    CONTESTS

         Notwithstanding anything to the contrary herein, in the event a U.S. Withholding Tax is imposed or required to be withheld from any payment to Lender under the Operative Agreements, the provisions of Section 9.3.4 regarding contests shall govern [*], (i) Lender, Lessor or Lessee, as the case may be, promptly and in writing shall notify each other, Owner Participant and Owner Trustee immediately upon being informed of such imposition or requirement (unless such party is so informed by the other), (ii) [*] (iii) any contest concerning the imposition of a U.S. Withholding Tax shall in all events constitute an Indemnitee-Controlled Contest (within the meaning of Section 9.3.4(b)) in which Lender shall control, [*].

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                  9.4.5    ADDITIONAL INDEMNIFICATION OF CERTAIN PAYORS

         Lessee hereby agrees to indemnify and hold harmless Security Trustee, the Owner Trustee, and the Owner Participant, to the extent otherwise provided in Section 9.3 or this Section 9.4 from and against all liability imposed against such party as a result of its compliance with any of Section 5.8 of the Loan Agreement, or Section 3.8 of the Security Agreement.

                  9.4.6    FOREIGN TAX ON LOAN PAYMENTS

         If an Owner Participant is incorporated or organized in, or maintains a place of business or conducts activities in, a country other than the United States or in a territory, possession or commonwealth of the United States (within the meaning of the tax law of that foreign jurisdiction) and if as a result thereof any foreign Taxes (including withholding Taxes) are imposed on the Lender, then Owner Participant shall reimburse Lessee for any payments Lessee is required to make to or on behalf of Lender under Section 9.3 or this
Section 9.4 as a result of the imposition of such Taxes. The amount payable by Owner Participant to Lessee shall be an amount which, after taking into account any such Taxes, any Tax imposed upon the receipt or accrual by Lessee of such payment by Owner Participant and any tax benefits or tax savings realized by Lessee with respect to the payment of such withholding Tax or the payment hereunder, shall equal the amount of Lessee's payment to or on behalf of Lender.

         9.5  INCREASED COSTS.

         If (1) the adoption, after the date hereof, of any applicable Law, rule or regulation regarding capital adequacy, (2) any change, after the date hereof, in the interpretation or administration of any such law, rule or regulation by any central bank or other Government Entity charged with the interpretation or administration thereof or (3) compliance by a Lender or any corporation or bank controlling a Lender with any applicable guidelines or requests of general applicability, issued after the date hereof, by any central bank or other Government Entity (whether or not having the force of law) that constitutes a change of the nature described in clause (2), has the effect of (x) requiring an increase in the amount of capital required to be maintained by a Lender or any corporation or bank controlling a Lender or (y) reducing the rate of return on assets or capital of such Lender (or such corporation or bank) and such adoption, change or compliance, as the case may be, relates to a category of claims or assets that includes such Lender's Loans, the Lessee shall pay to such Lender from time to time such additional amount or amounts as are necessary to compensate such Lender for such portion of such increase or reduction as shall be reasonably allocable to such Lender's Loans or obligations to the Lessee hereunder; PROVIDED that no such amounts shall be payable by the Lessee to any Lender pursuant to this Section unless such Lender certifies to the Lessee that, such Lender is assessing to its other Lessees (of loans similar to the Loans) comparable allocable costs, PROVIDED, FURTHER, that the Lessee shall have no obligations under this Section after consummation of any Assignment of the Loans, in whole or in part, except with respect to any part retained by the Lender.

         Each Lender will notify the Lessee of any event occurring after the date of this Agreement that will entitle such Lender to compensation pursuant to this Section as promptly as practicable but in any event within 90 days, after such Lender obtains Actual Knowledge thereof; PROVIDED, HOWEVER, that if any Lender fails to give such notice within 90 days after it obtains

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Actual Knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section in respect of any costs resulting from such event, be entitled to payment under this Section only for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice. Such notice shall describe in reasonable detail the calculation of the amounts owed under this Section. Determinations by a Lender for purposes of this Section of the effect of any increase in the amount of capital required to be maintained by the bank and of the amount allocable to such Lender's obligations to the Lessee hereunder shall be PRIMA FACIE evidence of the amounts owed under this Section.

SECTION 10.                ASSIGNMENT OR TRANSFER OF INTERESTS

         10.1 OWNER PARTICIPANT, OWNER TRUSTEE; LENDER AND LESSEE

                  10.1.1   OWNER PARTICIPANT

                           (a) Owner Participant shall not Transfer any or all
of its right, title or interest in the Trust Estate or the Trust Agreement and to this Agreement unless:

                                    (i) The Transferee shall have full power,
                  authority and legal right to execute and deliver and to perform the obligations of Owner Participant under this Agreement and the other Owner Participant Agreements and shall provide reasonably satisfactory evidence of such power and authority to Lessee, Lender, Owner Trustee and Security Trustee;

                                    (ii) The Transferee shall enter into one or
                  more legal, valid, binding and enforceable agreements effective to confirm that such Transferee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of, the transferring Owner Participant contained in the Owner Participant Agreements and in which it makes representations and warranties substantially the same as those contained in Section 6.2 of this Participation Agreement;

                                    (iii) Lessee shall not be obligated to pay
                  any greater amount or incur any greater obligation than that which it would have been obliged to pay or incur under the Lease or other Lessee Operative Agreement if no transfer or assignment had taken place, and the terms and conditions of the Lease and the other Lessee Operative Agreements insofar as they relate to the rights and obligations of Lessee or the Lender shall not be altered;

                                    (iv) Owner Participant shall deliver to
                  Lessee, Owner Trustee, Lender and Security Trustee an opinion of counsel reasonably satisfactory to each of them (which, if the Transferee is an Affiliate of the Owner Participant, may be in-house counsel to such Owner Participant) to the effect that such agreement or agreements referred to in Section 10.1.1(a)(ii) and, if applicable, 10.1.1(a)(vi) are legal, binding and enforceable in accordance with its or their terms and that such transfer will not violate applicable securities laws, the Act or any other applicable Law and is in accordance with this Section 10.1.1;

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                                    (v) The Transferee is a Citizen of the
                  United States (it being understood that the existence of any such requirement is to be determined without giving consideration to Section 47.9 of the FAA Regulations or any other provision that would restrict Lessee's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Trust Estate such that the Aircraft can be registered in the United States (without giving consideration to Section 47.9 of the FAA Regulations or any other provision that would restrict Lessee's use or operation of the Aircraft);

                                    (vi) The Transferee shall be one person and
                  shall be either (A) a Permitted Institution or (B) any other person (other than, without Lessee's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder or an Affiliate of any of the foregoing) the obligations of which under the Owner Participant Agreements are guaranteed by a Permitted Institution in any case, pursuant to a written guaranty, in form and substance reasonably satisfactory to Lessee, Lender, Owner Trustee and Security Trustee; and

                                    (vii) The Transferee shall be a "U.S.
                  Person" as defined in Section 7701(a)(30) of the Code (or any successor provision thereto).

                           (b) Owner Participant shall give written notice to
Lessee, Security Trustee, Lender and Owner Trustee at least ten days prior to any such Transfer, specifying the name and address of the proposed Transferee, and providing financial statements of the proposed Transferee evidencing satisfaction of the requirements described in Section 10.1.1(a)(vi)(A) or (B) above.

                           (c) Any fees, charges and expenses, including the
reasonable legal fees, charges and expenses incurred by Lessee, Owner Participant, Security Trustee, Lender or Owner Trustee in connection with any Transfer by Owner Participant permitted by this Section 10.1.1, or by the Transferee in any such case, will be paid for by Owner Participant.

                  10.1.2   OWNER TRUSTEE

         Owner Trustee may transfer its interests in the Trust Agreement pursuant to Section 9 thereof.

                  10.1.3   LENDER

                           (a) Lender shall not assign or transfer its rights or
obligations under this Agreement or the Note, including any participation in the
Note involving the transfer by the Lender of voting rights to, or the creation of contractual privity between the Borrower and any such participant in the Note.

                           (b) (1)Notwithstanding paragraph (a) of this Section
10.1.3, the Lender may assign or transfer (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement and the other Operative Agreements if all of the following conditions are met: (i) [*] (ii) the Lender concurrently assigns to the assignee of this Agreement all of its rights and obligations under the other Operative Agreements to which it is a party, (iii) neither Lessee,

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Owner Trustee or Owner Participant will be obligated to pay any amount under any
Operative Agreement in excess of the amount that would have been payable to the Lender had such assignment not occurred, (iv) the assignee enters into an assumption agreement or agreements, whereby the assignee confirms that it shall be deemed a party to such Operative Agreements and agrees to be bound by all of the terms of, and to undertake all of the obligations of, the Lender contained in the Operative Agreements, and in which the assignee makes representations and warranties as to immunities substantially equivalent to those of the Lender contained herein, (v) unless a Lease Event of Default has occurred and is continuing, each of the Lessee and the Owner Participant is given 30 days' written notice in advance of such assignment or transfer (or such lesser period of notice as is reasonably practicable under the circumstances), (vi) the Lender delivers to Lessee and the Owner Participant on or prior to the date of such assignment the certificate of a duly authorized Director or the President of the Lender to the effect that each of the conditions set forth in clauses (i), (ii),
(iii), (iv) and (v) of this paragraph (b) has been complied with as of the date of such assignment, (vii) the Lender delivers to Lessee and the Owner
Participant an opinion or opinions of counsel reasonably acceptable to Lessee to the effect that the assumption agreement referred to in clause (iv) has been duly authorized, executed and delivered by the assignee and is enforceable against the assignee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or by general principles of equity and (viii) unless a Lease Event of Default has occurred and is continuing, in the case of the Lessee, or a Loan Event of Default not constituting a Lease Event of Default has occurred and is continuing, in the case of the Owner Participant, the Lender agrees to reimburse Lessee and Owner Participant for all reasonable and documented out-of-pocket costs and expenses incurred by it in connection with such assignment or transfer by the Lender.

                           (2) Notwithstanding paragraph (a) of this Section
                  10.1.3 and subject to Section 10.1.3(d)(iv), the Lender may assign or transfer (as aforesaid) in whole or in part its rights and obligations under this Agreement and the other Operative Agreements (any such transaction, an "ASSIGNMENT"); PROVIDED that all the conditions under this clause (2) are met. Any such Assignment may be made by the [*] Lender to an assignee as part of a securitization transaction involving the Loan in whole or in part (a "SECURITIZATION"). With respect to any Assignment:

                                    (i) each party hereto agrees that, with
                           respect to a Securitization, a special purpose entity (an "SPV") organized in a manner acceptable to the placement agents, rating agencies and other participants in the transaction shall be an acceptable successor Lender under the Operative Agreements (it being understood that such SPV may only have nominal capitalization) with the result that neither Lender nor BNDES will be responsible for the performance of the obligations of the Lender under the Operative Agreements with respect to the period after the date of assignment to the extent the SPV assumes such obligations;

                                    (ii) Lessee agrees that, with respect to a
                           Securitization, solely involving loans made under the Funding Agreement, in connection with an optional prepayment of the Loan by the Lessee after the date of such Securitization the Lessee will agree to pay as Supplemental Rent, to the

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                           extent that the principal amount of the Loan is
                           insufficient to repay the principal amount of the SPV's securities corresponding to such principal amount of the Loan plus a market-based make-whole premium (calculated with a discount rate not less than the prevailing yield on U.S. Treasury securities having approximately the same average life as the average life of the SPV's securities without any margin) on such principal amount of the SPV's securities, an amount equal to such deficiency;

                                    (iii) each party hereto agrees that the
                           Operative Agreements, closing documents and legal opinions may be disclosed to the rating agencies, underwriters, investors, agents and trustees and other parties in the Assignment, and their respective counsel, insurance brokers, auditors, agents and advisors who agree to hold such information confidential;

                                    (iv) each party hereto agrees that the
                           transaction may be structured in a manner determined by the Lender and its advisors within the parameters of this clause (b)(2) to include the possibility in a Securitization of a pre-funded structure in which the Lender continues to initially finance the debt portion of Lessor's Cost;

                                    (v) each party hereto agrees that the SPV
                           may create a perfected lien on the Loan Agreement and related Operative Agreements to secure the indebtedness of the SPV to its lenders; and

                                    (vi) Lessee agrees to name the SPV (or other
                           successor Lender) an additional insured on liability insurance and as an indemnitee with respect to indemnifications contained in the Operative Agreements, and to continue to name the Security Trustee as loss payee on hull insurance.

                           (3) At the request of the Lender, Owner Participant
                  agrees to cooperate reasonably with any Assignment that is structured and proposed to be documented reasonably in light of market standards and as a result of which Owner Participant's obligations under the Operative Agreements are not increased, PROVIDED that the Lender shall pay all of the reasonable out of pocket costs and expenses of Owner Participant (including reasonable fees and disbursements of outside counsel to Owner Participant, subject to such counsel providing estimates, periodic reports and documented invoices).

                           (4) At the request of Lender, Lessee agrees to
                  cooperate reasonably with any Assignment that is structured and proposed to be documented reasonably in light of market standards, PROVIDED that (i) Lessee's obligations under the Operative Agreements shall not be increased as a result of any such transaction (except to the extent provided in paragraph d(iv) below), (ii) the Lender pays all reasonable out-of-pocket costs and expenses of Lessee (including reasonable fees and disbursements of outside counsel to Lessee, subject to such counsel providing estimate and periodic reports and invoices) in connection with an Assignment, and (iii) in a Securitization, the [*] Lender agrees to indemnify Lessee for any

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                                                                              63


                  liabilities, obligations, losses or damages incurred by Lessee as a result of such Assignment (except to the extent provided in paragraph d(iv) below), subject to normal exceptions, provided that such indemnity shall not include Taxes which are the subject matter of the Tax Indemnity Agreement or liabilities thereunder. Lessee's agreement to cooperate reasonably with Assignments that are structured and proposed to be documented reasonably in light of market standards shall include the following, in each case with respect to not more than one Assignment per calendar year:

                                            (A)   to make available to the
                                                  underwriters (or investors, as
                                                  applicable) a reasonable
                                                  opportunity to conduct
                                                  customary due diligence with
                                                  respect to Lessee and its
                                                  Subsidiaries;

                                            (B)   if requested by the Lender, to
                                                  provide customary legal
                                                  opinions and accountants'
                                                  comfort letters and to
                                                  consider in good faith such
                                                  amendments to the Operative
                                                  Agreements as may be
                                                  reasonably requested by the
                                                  Lender in order to close the
                                                  Assignment in the then current
                                                  market conditions, such
                                                  possible amendments to include
                                                  adjustments of payment dates
                                                  to facilitate the Assignment
                                                  (subject to the consent of
                                                  Owner Participant, not to be
                                                  unreasonably withheld); and

                                            (C)   to make good faith efforts to
                                                  accommodate the timing of such
                                                  Assignment proposed by the
                                                  Lender, PROVIDED that Lessee
                                                  shall not be obligated to
                                                  cooperate in any such
                                                  Assignment if Lender's
                                                  proposed timing would
                                                  interfere with another similar
                                                  financing transaction proposed
                                                  by Lessee, PROVIDED, FURTHER,
                                                  that Lessee shall be available
                                                  to cooperate in at least one
                                                  such Assignment per calendar
                                                  year on a timing basis
                                                  reasonable for such an
                                                  Assignment.

                           (c) With respect to the non-economic covenants of
Lessee in the Operative Agreements, it is agreed by all parties hereto that such provisions shall be amended, at the request of the Lender, prior to any Assignment involving an assignment or transfer of the Loan in its entirety, in order to reflect either the agreement of the parties with respect to such provision after an Assignment as set forth in the Operative Agreements, or if no such agreement is set forth in the Operative Agreements, the then current market standard for transactions similar to the proposed Assignment which have been closed by Lessee within twelve (12) months prior to the proposed Assignment, PROVIDED that Owner Participant shall not be obligated to agree to any amendment that, in its reasonable judgment, would have a material adverse affect on Owner Participant under any of the Operative Agreements.

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                                                                              64


                           (d) (i) The Lender may, in the ordinary course of its
business and in accordance with applicable Law, at any time sell to one or more banks or other entities ("LOAN PARTICIPANTS") participating interests in either of the Note issued to Lender, and the Lender's related rights and/or obligations under the other the Operative Agreements. In the event of any such sale by a Lender of a participating interest to a Loan Participant, such Lender's obligations under the other Operative Agreements to the other parties thereto shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of the Note for all purposes under the Operative Agreements, and Lessee and the Security Trustee shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Operative Agreements.

                                    (ii) The Lender further agrees that any
                  Assignment will be subject to the provisions of clauses (iv) (with respect to the Loan or the portion thereof transferred, as the case may be), (v), (vi) (as to clauses (iv) and (v)) and (viii) of Subsection 10.1.3(b)(1); PROVIDED, HOWEVER, that no transferee (in an Assignment or Securitization) will be obligated to assume the liabilities of the transferring Lender with respect to its indemnities, misrepresentations or failure to perform covenants hereunder or under the other Operative Agreements . Notwithstanding the preceding proviso, each transferring Lender [*] will retain and will not be relieved of any of its liabilities referred to in the preceding proviso.

                                    (iii) The Lender further agrees that it will
                  not transfer any Loan or the Note or interest therein in violation of the U. S. federal or applicable state or foreign securities Law. The Lender agrees that it will not sell, assign, convey, exchange or otherwise transfer any Loan or Note or any interest in, or represented by, any Loan or Note unless (it being understood that if the transferee is the SPV, this provision shall not apply to the transfer to the SPV, but rather to the acquiror of securities issued by the SPV) (the "SPV SECURITIES"):

                                            (A)   the proposed transferee either
                                                  (w) provides a written
                                                  representation to the Lessee,
                                                  or (x) is deemed to represent
                                                  by acquisition of the SPV
                                                  Securities or the Loan or Note
                                                  or interest therein that
                                                  either (a) no portion of the
                                                  funds it uses to purchase,
                                                  acquire and hold the Loan or
                                                  Note or interest therein or
                                                  SPV Securities (as applicable)
                                                  constitutes, or may be deemed
                                                  under the Code or ERISA or any
                                                  regulations or rules
                                                  thereunder to constitute, the
                                                  assets of any Plan subject to
                                                  Title I of ERISA or Section
                                                  4975 of the Code, or (b) the
                                                  transfer and subsequent
                                                  holding of the Loan, Note or
                                                  interest therein or SPV
                                                  Securities (as applicable)
                                                  shall not involve and/or give
                                                  rise to a transaction that
                                                  constitutes a prohibited
                                                  transaction within the meaning
                                                  of Section 406 of ERISA or
                                                  Section 4975(c)(1) of the Code
                                                  involving Lessee

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                                                                              65


                                                  (other than a transaction that
                                                  is exempted from the
                                                  prohibitions of such sections
                                                  by applicable provisions of
                                                  ERISA or the Code or
                                                  administrative exemptions or
                                                  regulations issued
                                                  thereunder); and

                                            (B)   each subsequent transferee is
                                                  obligated to also make the
                                                  representation or deemed
                                                  representations described in
                                                  clause (A) above.

         Notwithstanding the foregoing, a proposed transferee shall only be permitted to make the "deemed" representation described above, rather than the "written" representation described above, if the proposed transferee is acquiring the SPV Securities or the Loan or Note or interest therein (as applicable) (y) in connection with a registered public offering or an offering pursuant to Securities Act of 1933 Rule 144A (or any successor rules) (a "BROAD BASED OFFERING") (as distinguished from a privately negotiated private placement) or (z) in connection with a subsequent transfer of such SPV Securities, Loan or Note or interest therein (as applicable) following a previous Broad Based Offering.

         If the proposed transferee is the SPV, the SPV shall provide the Lessee, with a written representation to the effect that, based upon, and subject to the accuracy of the representations made by the acquirors of the SPV Securities described above, either (a) no portion of the funds it uses to purchase, acquire and hold the Loan, Note or interest therein constitutes, or may be deemed under the Code or ERISA or any regulations or rules thereunder to constitute, the assets of any Plan subject to Title I of ERISA or Section 4975(c)(1) of the Code or (b) the transfer and subsequent holding of the Loan, Note or interest therein shall not involve or give rise to a transaction that constitutes a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code involving Lessee (other than a transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder).

                                    (iv) In the event that the Loan or any
                  interest therein is transferred in whole or in part by the Lender to a transferee that is not a [*], such transferee shall not be entitled to any greater payments with respect to withholding Tax than the Lender would have been entitled to absent the transfer, PROVIDED, HOWEVER, that in the case of a Lender organized in a Tax Treaty Country, the transferee shall be entitled to indemnification for withholding Taxes that would be subject to indemnification absent this Section 10.1.3(d)(iv) [*], PROVIDED that (A) such Lender delivers (upon written request of the Lessee) a properly completed IRS Form W-8BEN or W-8ECI (or successor forms) evidencing an exemption from U.S. Withholding Tax unless such Lender is not entitled to deliver such form due to a change in law after the date of the transfer, and (B) a change in the income tax treaty between the United States and such country which had been proposed prior to the transfer date or a change in the nature of an anti-treaty shopping or limitation on benefits provision, shall not constitute a change in law and PROVIDED, FURTHER, that, [*] to the extent such transferee would be subject to U.S. Withholding Taxes on the date of the transfer, the Lessee shall not be liable for such U.S. Withholding Taxes.

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                                                                              66


         10.2 EFFECT OF TRANSFER

         Upon any Transfer in accordance with Section 10.1.1, 10.1.2 or 10.1.3 (other than any Transfer by Lender, to the extent it only grants participations in the Note or in its beneficial interest therein), Transferee shall be deemed an "Owner Participant," "Owner Trustee," or a "Lender," respectively, for all purposes of this Agreement and the other Operative Agreements and, in the case of a Transferee of Owner Participant or Lender, shall be deemed to have paid its ratable portion of Lessor's Cost previously made by Owner Participant or Lender, respectively, making such conveyance and represented by the interest being conveyed, and each reference herein to Owner Participant, Owner Trustee or Lender, respectively, shall thereafter be deemed a reference to such Transferee for all purposes, and the transferring Owner Participant, Owner Trustee, or Lender shall be released (except, in the case of Owner Participant, to the extent of any guaranty provided by it under Section 10.1.1(a)(vi)) from all of its liabilities and obligations under this Agreement and any other Operative Agreements to the extent such liabilities and obligations arise after such Transfer and, in each case, to the extent such liabilities and obligations are assumed by the Transferee; PROVIDED that such transferring Owner Participant, Owner Trustee, or Lender (and its respective Affiliates, successors, assigns, agents, servants, representatives, directors and officers) will continue to have the benefit of any rights or indemnities under any Operative Agreement vested or relating to circumstances, conditions, acts or events prior to such Transfer.

SECTION 11.                REFUNDING AND CERTAIN OTHER MATTERS

         11.1 REFUNDING GENERALLY

         Subject to Sections 11.2 and 11.4, in the event that at any time Lessee shall have given written notice to Owner Participant, Owner Trustee, and Security Trustee that Lessee is requesting a voluntary redemption of all, but not less than all, of the outstanding Note (in compliance with the provisions of Section 2.05(e) of the Loan Agreement) by Owner Trustee as part of a refunding transaction, Owner Participant agrees to negotiate in good faith and promptly conclude an agreement with Lessee as to the terms of such refunding transaction (including the terms of any debt to be issued in connection with such refunding transaction and the documentation to be executed in connection therewith), and after Lessee and Owner Participant shall have concluded such an agreement:

                  11.1.1   REFUNDING CERTIFICATE

         Within ten Business Days after reaching such agreement, Owner Participant will deliver to Lessee a Refunding Certificate. Within ten Business Days of its receipt of the Refunding Certificate, Lessee may demand a verification pursuant to Section 3.2.3(c) of the Lease of the information set forth in the Refunding Certificate. Upon the acceptance by Lessee of the accuracy of the information set forth in the Refunding Certificate or the determination pursuant to such verification procedures of the Refunding Information, the appropriate parties will take the actions specified in Sections
11.1.2 through 11.1.6 below.

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                                                                              67


                  11.1.2   FINANCING AGREEMENTS

         The appropriate parties will enter into appropriate documentation (which may include an underwriting agreement or similar private placement agreement) with the institution or institutions to be named therein providing for (a) the issuance and sale by Owner Trustee to such institution or institutions on the Refunding Date of the New Debt and (b) the application of the proceeds of the sale of the New Debt to the redemption of the Note on the Refunding Date. Lessee, acting on behalf of Owner Trustee, shall give Security Trustee at least 30 days' revocable prior written notice of the proposed date of the optional redemption.

                               11.1.3   LEASE AMENDMENTS

         As a condition to the closing of the refunding transaction, Lessee and Owner Trustee will amend the Lease, as contemplated by Section 3.2.3(d) of the Lease, to provide that (a) payments and allocations of Basic Rent in respect of the period from and after the Refunding Date shall be as provided in the Refunding Information and (b) amounts payable in respect of Stipulated Loss Value and Termination Value, from and after the Refunding Date shall be as provided in the Refunding Information.

                               11.1.4   SECURITY AGREEMENTS

         Owner Trustee will enter into an agreement to provide for the securing thereunder of the New Debt in like manner as the Note and will enter into such amendments and supplements to the Security Agreement (or such new security agreement) and the other Operative Agreements as may be necessary to effect such refunding.

                               11.1.5   EXPENSES

         Whether or not such refunding transaction is consummated, Lessee shall pay or reimburse all of the reasonable out-of-pocket expenses of all parties to such refunding transaction, including, without limitation, any underwriting or placement fees and the reasonable fees and expenses of such parties' counsel and any related loan or commitment fees.

                               11.1.6   RETURN OF NOTE

         Subject to compliance by Owner Trustee and Lessee with all applicable terms and conditions for voluntary prepayment under the Loan Agreement and this Agreement, Lender will transfer to Owner Trustee the Note held by it for cancellation (and Owner Trustee shall cancel the same), against receipt by Lender of the then-outstanding principal amount of the Note, accrued and unpaid interest thereon, together with payment in full of all other amounts then payable to Lender and Security Trustee hereunder or under the Loan Agreement.

         11.2 LIMITATIONS TO OBLIGATION TO REFUND

         Notwithstanding the foregoing, Owner Participant shall have no obligation to proceed with any refunding transaction as contemplated by this
Section 11:

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                                                                              68


                           (a) If such transaction would have, or creates a
material risk of, an adverse tax consequence to Owner Participant unless Lessee agrees to indemnify Owner Participant against such adverse tax consequence;

                           (b) Unless Lessee indemnifies Owner Participant for
any liability, obligation (other than the obligation to pay principal and interest and related payments in respect of the New Debt), cost or expense (including, without limitation, reasonable attorneys' fees) related to or arising out of any such refunding transaction;

                           (c) If a Lease Event of Default shall have occurred
and be continuing; or

                           (d) If there shall have previously been consummated
three refunding transactions at Lessee's request pursuant to this Section 11.

         11.3 EXECUTION OF CERTAIN DOCUMENTS

         Lessee, Owner Participant, Owner Trustee, Lender and Security Trustee each agree to execute any document necessary or advisable to implement this
Section 11 (including, without limitation, the execution, delivery and/or provision of any appropriate additional or modified amendment, representation, warranty, certificate, opinion or other document that may reasonably be requested by Lessee or any other person).

         11.4 ERISA

         Owner Participant shall not be obligated to conclude the proposed refunding transaction unless the agreements utilized to effect such refunding contain an agreement by the initial holders of the New Debt substantially the same as Section 10.1.3(d)(iii) of this Agreement, except in the case of any refunding transaction where the New Debt is sold in a public offering under the Securities Act or a private placement intended for resale pursuant to Rule 144A under the Securities Act, in which case the holders of the New Debt shall be subject to the restrictions relating to ERISA substantially the same as those applicable in comparable transactions effected by Lessee.

         11.5 CONSENT TO OPTIONAL REDEMPTIONS

         Each of Owner Participant and Owner Trustee agrees with Lessee not to cause an optional prepayment or redemption of the Note without Lessee's consent except as set forth in Section 2.05 of the Loan Agreement.

SECTION 12.                SECTION 1110

         It is the intention of each of Lessee, Owner Participant, Lender, Owner Trustee and Security Trustee that Owner Trustee, as lessor under the Lease (and Security Trustee as assignee of Owner Trustee under the Security Agreement), shall be entitled to the benefits of Section 1110 in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor. Lessee shall at all times be certificated and registered to the extent necessary to entitle Owner Trustee to the rights afforded to lessors of aircraft equipment under
Section 1110 of the Bankruptcy Code.

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                                                                              69


SECTION 13.                CHANGE OF CITIZENSHIP

         13.1 GENERALLY

         Without prejudice to the representations, warranties or covenants regarding the status of any party hereto as a Citizen of the United States:

                           (a) Each of Lessee, Bank and Security Trustee agrees
that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith; and

                           (b) Owner Participant agrees that, in the event its
status is to change or has changed as a Citizen of the United States, or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify all the other parties to this Participation Agreement of (i) such change in status promptly after obtaining Actual Knowledge thereof or (ii) such belief as soon as practicable after such public disclosure but in any event within ten Business Days after such public disclosure.

         13.2 OWNER PARTICIPANT

         Owner Participant agrees, solely for the benefit of Lessee and the Lender that if, during such time as the Aircraft is registered in the United States, (a) it shall not be a Citizen of the United States and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Owner Trustee under the Act and regulations then applicable thereunder (without giving consideration to Section 47.9 of the FAA Regulations or any other provision that may restrict Lessee's use or operation of the Aircraft), then Owner Participant shall as soon as is reasonably practicable, but in any event within 30 days after obtaining Actual Knowledge of such ineligibility and of such loss of citizenship, (y) effect voting trust or other similar arrangements (in which case any provisions contained in the Operative Agreements restricting Owner Participant's or Owner Trustee's ability to amend the Trust Agreement shall not apply to the extent necessary to permit the use of such a voting trust or other similar arrangement) or take any other action as may be necessary to prevent any deregistration or maintain the United States registration of the Aircraft or (z) transfer in accordance with the terms of this Agreement all its right, title and interest in and to this Agreement, the Trust Estate and the Trust Agreement in accordance with Section 10.1.

         13.3 OWNER TRUSTEE

         Upon Bank giving any notice in accordance with Section 13.1(a), Owner Trustee shall, subject to Section 9.01 of the Trust Agreement, resign as Owner Trustee. Upon its receipt of such notice, Owner Participant shall as promptly as practicable appoint a Citizen of the United States as successor Owner Trustee pursuant to Section 9.01 of the Trust Agreement.

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                                                                              70


         13.4 SECURITY TRUSTEE

         Upon Security Trustee giving any notice in accordance with Section 13.1(a), Security Trustee shall (if and so long as such citizenship is necessary under the Act as in effect at such time or, if it is not necessary, if and so long as Security Trustee's citizenship could have any adverse effect on Lessee, any Participant or the Lender), subject to Section 8 of the Security Agreement, resign as Security Trustee promptly upon its ceasing to be such a citizen.

SECTION 14.                CONCERNING OWNER TRUSTEE

         It is understood and agreed that, except as otherwise expressly provided herein or in the Trust Agreement or the Security Agreement, Owner Trustee is entering into this Agreement solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity and in no case whatsoever will it be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements or obligations of Owner Trustee hereunder, or for any loss in respect thereof, as to all of which the parties agree to look solely to the Trust Estate; PROVIDED that nothing in this Section 14 shall be deemed to limit in scope or substance the personal liability of Bank (a) to Owner Participant as expressly set forth in the Trust Agreement, (b) in respect of the representations, warranties and agreements of Bank expressly made as such herein or in any other Operative Agreement to which it is a party, and (c) for the consequences of its own gross negligence, willful misconduct, and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee.

SECTION 15.                SPECIAL LENDER PROVISIONS

         Notwithstanding any contrary provision contained in this or any other Operative Agreement, the following provisions shall apply but only for as long as a Brazilian Lender has not assigned or transferred the Loan in whole or Substantial Part to a Lender that is not a Brazilian Lender pursuant to an Assignment and only so long as such Loan has not been paid in full, and upon such assignment or transfer of the Loan (in whole or Substantial Part) or payment in full, the following provisions shall no longer be effective:

         15.1 PREPAYMENT


         [*]


         15.2 CONFIGURATION OF AIRCRAFT

         Lessee shall not change or cause the configuration of any Aircraft to be changed from a commercial passenger jet.

         15.3 RE-REGISTRATION

         Notwithstanding the provisions of Section 7.1.2 of the Lease Agreement, the Aircraft shall not be re-registered outside the United States without the prior written consent of Lender.

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                                                                              71


         15.4 SUBLEASING

                           (a) With respect to Section 7.2.7 of the Lease
Agreement and notwithstanding the provisions thereof:

                                    (i) No Permitted Sublessee shall be in
                  material financial or non-financial default under any loan, note or other agreement with the Lender or BNDES at the time a Permitted Sublease is entered into;

                                    (ii) The Aircraft may not be subleased to a
                  Permitted Foreign Air Carrier without the written consent of Lender (such consent to be given or withheld by the Lender acting in good faith);

                                    (iii) Lessee shall provide written notice to
                  Lessor of Lessee's intent to enter into a Permitted Sublease, such notice to be accompanied by the proposed documentation, as early as practicable but in no event less than ten days before entering into such lease;

                                    (iv) Any Permitted Sublease under the Lease
                  shall be assigned as collateral security for Lease pursuant to a Sublease Assignment, substantially in the form of Exhibit B to the Lease;

                                    (v) The Lease and any sublease (unless to a
                  Permitted Foreign Air Carrier) entered into pursuant to
                  Section 7.2 thereof shall be entitled to the protections of
                  Section 1110 (assuming no change in U.S. Law which would make such benefits unavailable to mortgaged or leased aircraft (as the case may be) generally under U.S. Law) and the Security Trustee and the Lender shall have received a legal opinion of outside counsel to Lessee to such effect (said opinion and such counsel to be reasonably satisfactory to Lender);

                                    (vi) Lessee shall not sublease prior to the
                  first anniversary of the Closing Date;

                                    (vii) No Permitted Sublease may have a term
                  (including renewals) which extends beyond the Maturity Date;
                  and

                                    (viii) any Officer's Certificate delivered
                  pursuant to Section 7.2.7(i) of the Lease shall also confirm that all conditions precedent set forth in this Section 15.4 to any lease or sublease which is the subject of such Officer's Certificate have been complied with.

         15.5 QUIET ENJOYMENT

         Notwithstanding the provisions of Section 7.6.4 of this Participation Agreement, in the case of a Brazilian Lender, Lender's responsibilities thereunder shall be limited to actions taken only by itself, FINAME, BNDES or any Affiliate of such Lender controlled by such Lender.

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                                                                              72


         15.6 INSURANCE

         Notwithstanding the provisions of Section G of Annex D to the Lease, the self insurance referred to in the first sentence of such Section shall not exceed, on a per occurrence or on a fleet-wide basis during any policy year, an amount equal to 1% of the Lessee's tangible net worth, calculated as at the end of the Lessee's immediately preceding fiscal year (but in no event to exceed $[*]); PROVIDED that the Lessee has a tangible net worth of not less than $[*]. Notwithstanding the provisions of Schedule I to the Lease, the Threshold Amount shall be $[*].

         15.7 MAINTENANCE

         Notwithstanding the provisions of Section D of Annex C to the Lease, the amount specified for removal of parts specified in the second sentence shall not exceed $[*].

         15.8 ANNUAL REPORTS

         So long as there has not been a Change of Control with respect to Chautauqua, Chautauqua shall deliver or cause to be delivered to Lender, a copy of the annual report to shareholders (if any) with respect to the Wexford Private Equity Fund(s) (or any successor fund or funds) through which Wexford Capital LLC has a beneficial ownership interest in Chautauqua). Such annual reports shall be delivered to Lender at the same time and on the same basis as such annual reports are provided to the aforesaid shareholders.

         15.9 AIRFRAME INTERCHANGE

         Notwithstanding the definition of "Airframe Interchange Agreement" in Annex A of any Relevant Security Agreement, Chautauqua or a Permitted Sublessee may enter into an Airframe Interchange Agreement ONLY with another air carrier that qualifies as a Permitted Sublessee.



SECTION 16.                MISCELLANEOUS

         16.1 AMENDMENTS

         No provision of this Agreement may be amended, supplemented, waived, modified, discharged, terminated or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Agreement that it purports to amend, supplement, waive, modify, discharge, terminate or otherwise vary and is signed by the party against which the enforcement of the amendment, supplement, waiver, modification, discharge, termination or variance is sought. Each such amendment, supplement, waiver, modification, discharge, termination or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Agreement shall be varied or contradicted by oral communication, course of dealing or performance or other manner not set forth in an agreement, document or instrument in writing and signed by the party against which enforcement of the same is sought.

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         16.2 SEVERABILITY

         If any provision hereof shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal or unenforceable may be waived, such Law is hereby waived by the parties hereto to the full extent permitted, to the end that this Agreement shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

         16.3 SURVIVAL

         The indemnities set forth herein shall survive the delivery or return of the Aircraft, the Transfer of any interest of Owner Participant in this Agreement, the Trust Estate and the Trust Agreement, the Transfer of any interest by Lender of its Note and the expiration or other termination of this Agreement or any other Operative Agreement.

         16.4 REPRODUCTION OF DOCUMENTS

         This Agreement, all annexes, schedules and exhibits hereto and all agreements, instruments and documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed and (b) financial statements, certificates and other information previously or hereafter furnished to any party hereto, may be reproduced by such party by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and such party may destroy any original documents so reproduced. Any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction likewise is admissible in evidence.

         16.5 COUNTERPARTS

         This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument; PROVIDED that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to the Lender.

         16.6 NO WAIVER

         No failure on the part of any party hereto to exercise, and no delay by any party hereto in exercising, any of its respective rights, powers, remedies or privileges under this Agreement or provided at Law, in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof by it or the exercise of any other right, power, remedy or privilege by it. No notice to or demand on any party hereto in any case shall, unless otherwise required under this Agreement, entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party hereto to any other or further action in any circumstances without notice or demand.

         16.7 NOTICES

         Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers and other communications required or permitted to be made, given, furnished or filed hereunder shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter), shall refer specifically to this Agreement or other applicable Operative Agreement, and shall be personally delivered, sent by facsimile or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery), sent by registered mail or certified mail, return receipt requested, postage prepaid, or sent by overnight courier service, in each case to the respective address, or facsimile number set forth for such party in Schedule 1, or to such other address, facsimile or other number as each party hereto may hereafter specify by notice to the other parties hereto. Each such notice, request, demand, authorization, direction, consent, waiver or other communication shall be effective when received or, if made, given, furnished or filed (a) by facsimile or telecommunication transmission, when confirmed, or (b) by registered or certified mail, three Business Days after being deposited, properly addressed, with the U.S. Postal Service.

         16.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE

                           (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

                           (b) Each of the parties hereto hereby irrevocably and
unconditionally:

                                    (i) submits for itself and its property in
                  any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party to the jurisdiction of the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                                    (ii) agrees that any suit, action or
                  proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in such courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same by way of motion as a defense or otherwise;

                                    (iii) agrees that nothing herein shall
                  affect the right to effect
                  service of process in any manner permitted by law in addition to the provisions of Section 16.8(c);

                                    (iv) waives, to the maximum extent not
                  prohibited by law, any right it may have to claim or recover in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby any special, exemplary, punitive or consequential damages; and

                                    (v) agrees that, to the fullest extent
                  permitted by applicable Law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (c) The Lender hereby irrevocably and unconditionally
appoints, at the Lessee's expense, National Registered Agents, Inc. (the "LENDER PROCESS AGENT"), located at 440 9th Avenue, New York, New York 10001, as its agent to receive on behalf of the Lender and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding in any court of the State of New York sitting in the City of New York or court of the United States of America for the Southern District of New York with respect to the Operative Agreements and, if for any reason such Lender Process Agent (or any successor Lender Process Agent) is unable to act as such, will promptly notify the Lessee and will within 30 days appoint a successor Lender Process Agent in the City of New York (which successor Lender Process Agent shall accept such appointment in a writing reasonably satisfactory to the Lessee prior to the termination for any reason of the appointment of the predecessor Lender Process Agent). In any action or proceeding in any court of the State of New York sitting in the City of New York or court of the United States of America for the Southern District of New York, such service may be made on the Lender by delivering a copy of such process to the Lender in care of the appropriate Lender Process Agent at such Lender Process Agent's address. The Lender hereby also irrevocably and unconditionally authorizes and directs such Lender Process Agent to accept such service on its behalf.

                           (d) Each of the parties hereto (other than the
Lender) hereby irrevocably and unconditionally agrees that service of process upon it in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Schedule 1 or at such other address of which each other party hereto shall have been notified pursuant to Section 16.7.

                           (e) The Lender agrees that, to the extent that the
Lender or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from (a) any legal action, suit, arbitration proceeding or other proceeding, (b) set-off or counterclaim, (c) the jurisdiction of any court of competent jurisdiction, (d) service of process, (e) relief by way of injunction, order for specific performance or for recovery of property, (f) attachment of its assets prior to judgment or after judgment, (g) attachment in aid of execution or levy, (h) execution or enforcement of any decree or judgment, (i) judgment or jurisdiction or from any other legal process in any jurisdiction, the Lender, for itself and its property, does, to the full extent permitted by applicable Law, rule or regulation, hereby irrevocably and unconditionally waive all rights to, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the other Operative Agreements, or the subject matter hereof or thereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions or under any statute, including the Foreign Sovereign Immunities Act of 1976 of the United States of America. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against the Lender with respect to this Agreement.

                           (f) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         16.9 CONTRACTUAL CURRENCY.

                           (a) This is an international transaction in which the
specification of the currency of payments is of the essence. Except as otherwise provided herein, each payment under this Agreement will be made in Dollars (the "CONTRACTUAL Currency"). Any obligation to make payments under this Agreement or any other Operative Agreements in the Contractual Currency will not be, to the extent permitted by applicable Law, discharged or satisfied by any tender in any currency other than the Contractual Currency (unless otherwise specified herein or therein).

                           (b) To the extent permitted by applicable Law, rule
or regulation, if any judgment or order expressed in a currency other than the Contractual Currency is rendered for the payment of any amount owing in respect of this Agreement or any other Operative Agreement or in respect of a judgment or order of another court for the payment of any amount owing in respect of this Agreement or any other Operative Agreement, the party to which such payment is owed, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency (and will refund promptly to the other party any excess of the Contractual Currency received by such party) if such shortfall (or such excess) arises or results from any variation between (i) the rate of exchange at which the currency of the judgment or order is converted into the Contractual Currency on the date of entry of such judgment or order and (ii) the rate of exchange at which such party is able to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

         16.10    THIRD-PARTY BENEFICIARY

         This Agreement is not intended to, and shall not, provide any person not a party hereto (other than each Indemnitee, which is an intended third party beneficiary with respect to the provisions of Section 9.1 as provided in Section 9.1.3, the other persons referred to in Section 7.6.13, who are intended third party beneficiaries of such Section) with any rights of any nature whatsoever against any of the parties hereto and no person not a party hereto (other than each Indemnitee, with respect to the provisions of Section 9.1 as provided in Section 9.1.3, the other persons referred to in Section 7.6.13, with respect to such Section) shall have any right, power or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement.

         16.11    ENTIRE AGREEMENT

         This Agreement, together with the other Operative Agreements and, in the case of the Lessee and the Lender, the Funding Agreement, on and as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, among any of the parties hereto with respect to such subject matter are hereby superseded in their entireties .

         16.12    FURTHER ASSURANCES

         Each party hereto shall execute, acknowledge and deliver or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with the administration of, or to carry out more effectively the purposes of, or to better assure and confirm into such other party the rights and benefits to be provided under this Agreement and the other Operative Agreements.

         16.13    NOTICES, INSTRUCTIONS, CONSENTS, EXECUTION AND WAIVER

         Whenever the provisions of this Agreement or any Operative Agreement require or permit notice from or to, instructions from, consent of, execution of any amendment, supplement, modification, instrument, certificate or other document by, or a waiver by, the Lender, the notice from or to, instruction from, consent of, execution by or waiver by, the holders on the date of such notice, instruction, consent, execution or waiver of more than 50% in interest of the principal amount of the Loan then outstanding shall be considered notice from or to, instruction from, consent of, execution by or waiver by, the Lender and shall be binding upon any present or subsequent Lender; PROVIDED, HOWEVER, that without the consent of each holder at the time thereof affected thereby, no amendment, supplement, consent or waiver shall:

                           (a) change the final maturity of the Note, or change
the dates or amounts of payment of any installment of the principal of or interest on the Note, or reduce the principal of or interest on the Note, or change to a location outside the United States of America the place of payment where, or the coin or currency in which, the principal amount of the Note is payable; or

                           (b) create any Lien with respect to the Collateral
except such as are permitted by the Security Agreement, or deprive any such holder of the benefit of the Lien on the Collateral created by the Security Agreement; or

                           (c) modify the provisions of this Section 16.13, or

                           (d) adversely affect any indemnities in favor of such
holder.

         IN WITNESS WHEREOF, each of the parties has caused this Participation Agreement to be duly executed and delivered as of the day and year first above written.


                                    CHAUTAUQUA AIRLINES, INC.,
                                      Lessee


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    [                     ]
                                      Owner Participant


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION, not in its
                                      individual capacity, except as expressly provided herein, but solely as Owner Trustee


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    JPMORGAN CHASE BANK,
                                      not in its individual capacity, except as expressly provided herein, but solely as Security Trustee


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    AGENCIA ESPECIAL DE FINANCIAMENTO
                                      INDUSTRIAL-FINAME,
                                      Lender


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

SCHEDULE 1
TO PARTICIPATION AGREEMENT


                                                         ACCOUNTS; ADDRESSES

                                           ACCOUNT FOR PAYMENTS                                     ADDRESS FOR NOTICES
                                           --------------------                                     -------------------

CHAUTAUQUA AIRLINES, INC.    [__________________]                               Chautauqua Airlines, Inc.
                             Account No.: [__________]                          2500 S. High School Road
                             ABA#: [__________]                                 Suite 160
                             Attention: [__________]                            Indianapolis, IN 46241-4943
                             Voice: [__________]                                Attention:
                             Facsimile: [__________]                            Tel: (317) 484-6000
                             Reference: Lease [               ]                 Fax:  (317) 484-6040

                                                                                With a copy to:
                                                                                Wexford Capital LLC
                                                                                411 West Putnam Avenue, Suite 125
                                                                                Greenwich, CT 06830
                                                                                Attention: Jay Maymudes
                                                                                Tel: (203) 862-7050
                                                                                Fax: (203) 862-7350

OWNER PARTICIPANT            [_______________]                                  [_______________]

OWNER TRUSTEE                [*]                                                Wells Fargo Bank Northwest, National Association
                                                                                79 South Main Street
                                                                                MAC: U1254-031
                                                                                Salt Lake City, UT 84111
                                                                                Attn:  Corporate Trust Services
                                                                                Tel:  801-246-5630
                                                                                Fax:  801-246-5053
SECURITY TRUSTEE             JPMorgan Chase Bank                                JPMorgan Chase Bank
                             ABA #021000021                                     Institutional Trust Services
                             Institutional Trust Services                       450 West 33rd Street, 15th Floor
                             Account #:                                         New York, NY 10001
                             FAO:  Chautauqua Airlines, Inc.                    Attention:  Natalia Rodriguez
                             FFC:  Aircraft [                       ]           Tel:  212-946-7867
                                                                                Fax:  212-946-8158/8159/8160

LENDER                       [*]                                                Agencia Especial de Financiamento Industrial-FINAME
                                                                                c/o Area de Exportacao
                                                                                Av. Republica do Chile, 100 - 18.(0)andar
                                                                                Rio de Janeiro - RJ
                                                                                CEP 20.139-900  Brasil
                                                                                Attn.: Luciano Siani Pires

--------
* Confidential

                                                                      SCHEDULE 1
                                                      TO PARTICIPATION AGREEMENT


                                                                                Gerente Executivo de Exportacoes
                             Beneficiary:  Agencia Especial de                  Tel: (011) 55 21 2277-7995
                             Financiamento Industrial - FINAME                  Fax: (011) 55 21 2220-8244/2262-1470

SCHEDULE 2
TO PARTICIPATION AGREEMENT


                                   COMMITMENTS


         PARTICIPANT          PERCENTAGE OF LESSOR'S COST         DOLLAR AMOUNT
         -----------          ---------------------------         -------------

OWNER PARTICIPANT                OWNER PARTICIPANT'S
                                      PERCENTAGE
                                        [__%]

LENDER                                LENDER'S
                                     PERCENTAGE
                        [SAME AS FOR THE RELATED DIRECT LOAN]

SCHEDULE 3
TO PARTICIPATION AGREEMENT


                                  CERTAIN TERMS


                       DEFINED TERM                                   DEFINITION

Equity Commitment Termination Date                                    [_______________]

Equity Advisor                                                        [_______________]

Lessor's Cost                                                         [_______________]

Special Counsel to the Owner Participant                              [_______________]

OP Jurisdiction                                                       [_______________]

Special Tax Counsel to the Owner Participant                          [_______________]

SCHEDULE 4
TO PARTICIPATION AGREEMENT


                               PERMITTED COUNTRIES


        [*]






--------
* Confidential

SCHEDULE 5
TO PARTICIPATION AGREEMENT


                             SPECIAL EQUITY AMOUNTS

See "Equity Portion" of the attached Schedule 3 to the Lease Agreement.

                                    EXHIBIT 4

                                                CONFIDENTIAL TREATMENT REQUESTED

                                                            PURSUANT TO RULE 406

                                                                     EXHIBIT C-1

                                                            TO FUNDING AGREEMENT


--------------------------------------------------------------------------------


         [FORM OF] AIRCRAFT SECURITY AGREEMENT (LEVERAGED LEASING LOANS)
                                    (CH-___)

                                   Dated as of

                                  _______, 2001

                                     between

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                    not individually except as stated herein
                      but solely as Owner Trustee under the
                       Trust Agreement referred to herein,

                                    as Debtor

                                       and

                               JPMORGAN CHASE BANK

                               as Security Trustee

                                   relating to

               One Embraer [EMB-145 model EMB-135 KL] [EMB-145LR]
                   United States Registration Number [______]

                       Manufacturer's Serial No. [_______]

--------------------------------------------------------------------------------

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                           TABLE OF CONTENTS

                                                                                                               PAGE

Section 1.        Definitions.....................................................................................1

Section 2.        Security Interest...............................................................................1

Section 3.        Distribution of Proceeds........................................................................4

        3.1       Distribution....................................................................................4

        3.2       Distribution upon Event of Loss.................................................................4

        3.3       Payments After Loan Event of Default............................................................5

        3.4       Application Upon Prepayment.....................................................................7

        3.5       Excluded Payments...............................................................................7

        3.6       Certain Payments................................................................................7

        3.7       Payment Instructions............................................................................7

        3.8       Withholding of Tax..............................................................................8

Section 4.        Representations, Warranties and Agreements......................................................8

        4.1       Authority of Debtor.............................................................................8

        4.2       Agreements Constituting or Evidencing Collateral................................................8

        4.3       Performance of Lease; Payments under Lease......................................................8

        4.4       Attorney-in-Fact................................................................................8

        4.5       No Assumption by the Security Trustee...........................................................8

        4.6       Dealings with Lessee............................................................................9

        4.7       Disposition of Collateral.......................................................................9

        4.8       Maintenance of Security Interest...............................................................10

        4.9       Delivery of Collateral.........................................................................10

        4.10      Payment of Charges, etc........................................................................10

        4.11      Limitation of Liability........................................................................10


                                      -i-

        4.12      Replacement Airframes and Replacement Engines..................................................10

        4.13      Security Agreement Supplements for Replacements................................................11

        4.14      Effect of Replacement..........................................................................11

Section 5.        Events of Default; Remedies and Waivers........................................................11

        5.1       Remedies.......................................................................................11

        5.2       Waiver of Appraisement, etc....................................................................15

Section 6.        Duties of The Security Trustee.................................................................16

        6.1       Notice of Loan Event of Default; Action Upon Loan Event of Default.............................16

        6.2       Action Upon Instructions; Certain Rights and Limitations.......................................16

        6.3       Indemnification................................................................................18

        6.4       No Duties Except as Specified in Security Agreement or Instructions............................19

        6.5       No Action Except Under Security Agreement or Instructions......................................19

        6.6       Reports, Notices, Etc..........................................................................19

        6.7       Removal of Certain Liens.......................................................................19

        6.8       No Charges.....................................................................................20

Section 7.        The Security Trustee...........................................................................20

        7.1       Acceptance of Trusts and Duties................................................................20

        7.2       Absence of Duties..............................................................................20

        7.3       Reliance; Security Trustees; Advice of Counsel.................................................20

        7.4       Capacity in Which Acting.......................................................................21

Section 8.        Successor Trustee..............................................................................21

        8.1       Resignation of Security Trustee; Appointment of Successor......................................21

Section 9.        Supplements and Amendments to this Security Agreement and Other Documents......................22

        9.1       Supplemental Security Agreements...............................................................22

        9.2       Security Trustee Protected.....................................................................23


                                      -ii-

         9.3      Documents Mailed to Lender.....................................................................23

Section 10.       Investment of Security Funds...................................................................23

        10.1      Investment of Security Funds...................................................................23

        10.2      Liability for Losses...........................................................................24

Section 11.       Miscellaneous..................................................................................24

        11.1      Notices........................................................................................24

        11.2      Benefit of Agreement...........................................................................24

        11.3      Binding Effect; Assignment.....................................................................24

        11.4      Remedies.......................................................................................24

        11.5      Termination of Security Agreement..............................................................24

        11.6      No Legal Title to Collateral in Note Holders...................................................25

        11.7      Survival of Representations, Warranties and Covenants..........................................25

        11.8      Form of Reports, Schedules and Assignments.....................................................25

        11.9      Governing Law and Construction.................................................................25

        11.10     Headings.......................................................................................25

        11.11     Counterparts...................................................................................25

        11.12     Waiver of Trial by Jury........................................................................26

        11.13     Quiet Enjoyment................................................................................26

        11.14     No Representations or Warranties as to Aircraft or Documents...................................26

        11.15     No Segregation of Moneys; No Interest..........................................................26

        11.16     Severability...................................................................................26

        11.17     Notices, Instructions, Consents, Execution and Waiver..........................................27

        11.18     Register.......................................................................................27



ANNEX A -- Definitions

                           AIRCRAFT SECURITY AGREEMENT

                                    (CH-____)

                  THIS AIRCRAFT SECURITY AGREEMENT (CH-___), dated as of ______, 2001 (this "SECURITY AGREEMENT"), is among WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, having an office at ____________________________________, not in its individual capacity except as stated herein, but solely as Owner Trustee under the Trust Agreement referred to hereinafter ("DEBTOR"), and JPMorgan Chase Bank, as Security Trustee (the "SECURITY TRUSTEE").

                  WHEREAS, pursuant to that certain Loan Agreement (CH ______), dated as of even date herewith (the "LOAN AGREEMENT"), between Debtor, as borrower, and AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME, a Brazilian federal public company registered in the General Register of Taxpayers under the number 33.660.564/0001.00, having an office at Avenida Republica do Chile No. 10018, Rio de Janeiro, state of Rio de Janeiro, Brazil (together with its successors and permitted assigns, "LENDER"), Lender has made the Loan, including Loan A, to Debtor; and

                  WHEREAS, it is a condition precedent to Lender's acceptance of Debtor as Borrower under the Loan Agreement that Debtor execute and deliver this Security Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS. Unless otherwise specified herein or therein, all capitalized terms used in this Agreement, the Note or any certificate or other document made or delivered pursuant hereto shall have the meanings set forth in Annex A hereto.

         Section 2. SECURITY INTEREST. As security for the payment and performance of all Loan Secured Obligations (whether as scheduled, upon acceleration or otherwise) and of all costs of collection and enforcement of such Loan Secured Obligations (but not any other Secured Obligations), Debtor hereby conveys, mortgages, pledges and assigns to the Security Trustee, and hereby creates in and grants to the Security Trustee, a continuing first priority security interest in, but none of its obligations or liabilities respecting, all of Debtor's right, title and interest in and to the following described property, rights and privileges, whether now owned or hereafter acquired (other than Excluded Payments) (which property, rights and privileges, excluding Excluded Payments, but including all property hereafter specifically subject to the Lien of this Agreement by the terms hereof or any supplement hereto constitute the "COLLATERAL"):

                  (1) The Airframe which is one EMBRAER [EMB-145 model EMB-135 KL] [EMB-145LR] aircraft with the FAA Registration number of [_____] and the manufacturer's serial number of [______] and the Engines with the manufacturer's serial numbers of [______] and [______], each of which is a[n] [Rolls Royce] Allison model [AE3007A1/3] [AE3007A1P] engine and is of 750 or more rated takeoff horsepower or the equivalent of such horsepower as the same is now and will hereafter be constituted, whether now owned by the Debtor or hereafter acquired, leased or intended to be leased under the Lease, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (a) all Parts of whatever nature, which are from time to time included within the definitions of "Airframe" or "Engines", whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents;

                  (2) All right, title, interest, claims and demands of the Debtor, as Lessor, in, to and under the Lease, together with all rights, powers, privileges, options and other benefits of the Debtor as lessor under the Lease, including the immediate and continuing right to receive and collect all Rent, income, revenues, issues, profits, insurance proceeds, condemnation awards and other payments, tenders and security now or hereafter payable to or receivable by the Lessor under the Lease pursuant thereto, and, subject to Section 6.2(b) hereof, the right to make all waivers and agreements, to give and receive copies of all notices and other instruments or communications, to accept surrender or redelivery of the Aircraft or any part thereof, as well as all the rights, powers and remedies on the part of the Debtor, as Lessor under the Lease, to take such action upon the occurrence and during the continuance of a Lease Event of Default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Lease or by Law, and to do any and all other things whatsoever which the Debtor or any lessor is or may be entitled to do under or in respect of the Lease and any right to restitution from the Lessee or any other Person in respect of any determination of invalidity of the Lease;

                  (3) All right, title, interest, claims and demands of the Debtor in, to and under:

                           (a)      the Purchase Agreement;

                           (b) the Purchase Agreement Assignment and the Engine Warranty Agreement;

                           (c)      the Bills of Sale; and

                           (d)      any and all other contracts, agreements and
instruments relating to the Airframe and Engines or any rights or interests therein to which the Debtor is now or may hereafter be a party;

together with all rights, powers, privileges, licenses, easements, options and other benefits of the Debtor under each contract, agreement and instrument referred to in this clause (3), including the right to receive and collect all payments to the Debtor thereunder now or hereafter payable to or receivable by the Debtor pursuant thereto and, subject to Section 5.1(f) hereof, the right to make all waivers and agreements, to give and receive notices and other instruments or communications, or to take any other action under or in respect of any thereof or to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by Law, and to do any and all other things which the Debtor is or may be entitled to do thereunder and any right to restitution from the Lessee, the Owner Participant or any other Person in respect of any determination of invalidity of any thereof;

                  (4) All rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Security Agreement, including all payments or proceeds payable to the Debtor after termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Debtor in and to the same;

                  (5) Without limiting the generality of the foregoing, all insurance and requisition proceeds with respect to the Aircraft or any part thereof, including the insurance required under Section 11 of the Lease;

                  (6) Without limiting the generality of the foregoing, all rights of the Debtor to amounts paid or payable by Lessee to the Debtor under the Participation Agreement and all rights of the Debtor to enforce payments of any such amounts thereunder;

                  (7) Without limiting the generality of the foregoing, all monies and securities from time to time deposited or required to be deposited with the Security Trustee pursuant to any terms of this Security Agreement or the Lease or required hereby or by the Lease to be held by the Security Trustee hereunder as security for the obligations of the Lessee under the Lease or of the Debtor hereunder; and

                  (8) All Proceeds of the foregoing;

excluding, however, in all events from each of foregoing clauses (1) through (8) inclusive all Excluded Payments and the right to specifically enforce the same or to sue for damages for the breach thereof as provided in Section 6.2(b) hereof.

                  Concurrently with the delivery hereof, Debtor is delivering to the Security Trustee the executed "chattel paper" originals of the Lease and Lease Supplement No. 1.

                  TO HAVE AND TO HOLD all and singular of the aforesaid property unto the Security Trustee and its successors and assigns in trust for the benefit and security of the Lender and for the uses and purposes and subject to the terms and provisions set forth in this Security Agreement.

                  It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by Debtor shall IPSO FACTO, and without any further conveyance, assignment or act on the part of Debtor or the Security Trustee, become and be subject to the Lien and security interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of Debtor contained in the foregoing paragraphs.

                  Debtor does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any other Collateral Document and will not take any action not permitted by this Security Agreement, or omit to take any action required by this Security Agreement, the taking or omission of which would reasonably be expected to result in an alteration or impairment of any Collateral Document or any of the rights created by any such document or the assignment hereunder.

                  Debtor agrees that at any time and from time to time, upon the written request of the Security Trustee, Debtor will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Security Trustee may reasonably request which are necessary to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Security Trustee the full benefits of the assignment hereunder and of the rights and powers herein granted.

                  Nothing contained in this SECTION 2 shall grant the Security Trustee a security interest in any Excluded Payment.

         Section 3. DISTRIBUTION OF PROCEEDS.

                  3.1 DISTRIBUTION. Subject to the provisions of SECTIONS 3.2 through 3.5, any amounts received by the Security Trustee as Collateral shall be promptly distributed by the Security Trustee in the following order of priority:
FIRST so much of such amounts as shall be required to pay in full the aggregate amount of principal and interest (as well as any interest on overdue principal and, to the extent permitted by law, on any overdue interest) and other amounts then due and payable by the Borrower in respect of the Note, as certified by Lender, shall be distributed to Lender; and SECOND the balance, if any, of such amounts remaining thereafter shall be distributed to Debtor or as otherwise directed by Debtor for distribution pursuant to the Trust Agreement; PROVIDED, HOWEVER, that if a Loan Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause SECOND but shall be held by the Security Trustee as security for the Loan Secured Obligations (the period that such amounts are held being the "HOLDBACK PERIOD") until the following shall first occur: (i) Section 3.3 shall then be applicable to the distribution of such amounts, in which event such amounts shall be distributed in accordance with the provisions of SECTION 3.3; or (ii) the Holdback Period with respect to such Loan Event of Default shall have continued for a period of 120 days and no other Loan Event of Default shall have occurred and be continuing, in which event such amounts shall be distributed as provided in this clause SECOND as if no Loan Event of Default had occurred; or (iii) such Loan Event of Default shall have been cured and no other Loan Event of Default shall have occurred and be continuing, in which event such balance shall be distributed as provided in this clause SECOND as if no Loan Event of Default had occurred.

                  3.2 DISTRIBUTION UPON EVENT OF LOSS. Except as otherwise provided in SECTION 3.3 (and except for Excluded Payments), any amounts received or realized by the Security Trustee with respect to an Event of Loss of the Aircraft, including, without limitation, any insurance proceeds and the Stipulated Loss Value, shall be distributed promptly by the Security Trustee by applying such amounts as follows:

                        (i) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has been or is being replaced by the Lessee pursuant to
                              Section 10 of the Lease, such payments shall be paid over to, or retained by, the Security Trustee and upon completion of such replacement (or if such payments are to be used by Lessee to acquire the Replacement Aircraft and/or Replacement Engines, simultaneously with the satisfaction of the requirements set forth in the Lease with respect to such Replacement Airframe and/or Replacement Engine) shall be paid over to, or retained by, Lessee;

                        (ii) if such payments are received with respect to the Airframe or the Airframe and the Engines or engines installed on the Airframe that has not and will not be replaced pursuant to Section 10 of the Lease, first, so much of such amounts as shall be required to pay or reimburse the Security Trustee for any amounts then due to it under the Operative Agreements shall be applied by the Security Trustee to payment or reimbursement of such amounts, and second so much of such amounts as shall be required to reimburse Lender pursuant to the Operative Agreements for any Tax, Expenses (including reasonable attorneys' fees and expenses and court costs) or any expenditures incurred or advances made by Lender in the protection, exercise or enforcement of any right, power or remedy of Lender with respect to Loan A to the date of distribution in connection with such Event of Loss shall be applied by the Security Trustee towards the reimbursement of such Tax, Expenses, expenditures and any other expenses for which Lender is entitled to reimbursement under any Operative Agreement with respect to Loan A and has not been previously reimbursed in full, all as certified to Security Trustee by the Lender;

                        (iii) next, so much of such amounts remaining as shall
                              be required to pay in full the aggregate unpaid principal amount of the Note and all accrued but unpaid interest thereon, and all other Loan Secured Obligations then due and payable to Lender to the date of distribution shall be distributed to Lender, all as certified to the Security Trustee by the Lender; and

                         (iv) the balance, if any, of such amounts remaining
                              shall be distributed to Debtor.

                  3.3 PAYMENTS AFTER LOAN EVENT OF DEFAULT. Except for Excluded Payments and subject to SECTION 3.1, all payments received and amounts realized by the Security Trustee, after any time when both (i) a Loan Event of Default shall have occurred and be continuing and (ii) Loan A shall have been accelerated or deemed to have been accelerated (including, without limitation, any amounts realized by the Security Trustee from the exercise of any remedies pursuant to the terms of the Lease or any Operative Agreement with respect to Loan A as well as the payments or amounts then held by Security Trustee as security) shall be distributed promptly by the Security Trustee in the following order of priority:

                  FIRST so much of such payments or amounts as shall be required to pay the Security Trustee any compensation and fees then due to it under the Operative Agreements shall be applied by the Security Trustee to the payment thereof and thereafter so much of such payments or amounts as shall be required to reimburse, FIRST, the Security Trustee and, SECOND, the Lender pursuant to the Operative Agreements with respect to Loan A for any Tax, Expenses (including reasonable attorneys' fees and expenses and court costs) or any expenditures incurred or advances made by Security Trustee or Lender in the protection, exercise or enforcement of any right, power or remedy of Security Trustee or Lender, or of costs or expenses of Security Trustee or Lender related to the recovery, collection or obtaining of such amounts to the date of distribution in connection with such Loan Event of Default, shall be applied by Security Trustee and Lender towards the reimbursement therefor and Security Trustee and Lender shall be reimbursed for any other Expenses for which they are entitled to reimbursement under any Operative Agreement with respect to Loan A and for which they have not been previously reimbursed in full;

                  SECOND so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of the Note and all accrued but unpaid interest thereon and all other Loan Secured Obligations then due and payable to Lender (other than the Breakage Cost) to the date of distribution shall be distributed to Lender to be applied by Lender to any of such Loan Secured Obligations in such manner as Lender elects in its discretion;

                  THIRD so much of such payments or amounts remaining as shall be required to pay to Lender any Breakage Cost then due and payable to Lender in an amount not to exceed five percent (5%) of the then outstanding principal amount of the Note shall be distributed to Lender to be applied to such Breakage Cost;

                  FOURTH from the remainder of such payments or amounts there shall be distributed to Debtor, for distribution to Owner Participant, the Special Equity Amount determined as of the date of distribution pursuant to this clause FOURTH;

                  FIFTH so much of such payments or amounts remaining as shall be required to pay to Lender any Breakage Cost then due and payable to Lender and not theretofore paid pursuant to clause THIRD of this
                              Section 3.3 shall be distributed to Lender to be applied to such Breakage Cost; and

                  SIXTH     the remaining funds, if any, shall be distributed
                              to Debtor for payment to Owner Participant.

                  The Security Trustee shall receive, at its request, as a condition to any payment under this Section to the Lender or the Owner Participant, a certification of the Lender or the Owner Participant, as the case may be, as to the amounts due to it under this Section.

                  3.4 APPLICATION UPON PREPAYMENT. Upon a prepayment by Debtor of the Loan pursuant to Section 2.05 of the Loan Agreement, the proceeds thereof shall be distributed in the following order of priority:

                  FIRST to pay or to reimburse the Security Trustee and Lender in the manner provided in clause FIRST of
                              Section 3.3 hereof;

                  SECOND      to pay the amounts specified in clause SECOND of
                              Section 3.3 hereof; and

                  THIRD the balance of such proceeds shall be distributed in the manner set forth in clause SIXTH of Section
                              3.3 hereof.

                  3.5 EXCLUDED PAYMENTS. Notwithstanding anything contained herein to the contrary, if the Security Trustee shall receive any Excluded Payments, the Security Trustee shall immediately distribute Excluded Payments to the party entitled to the payment of such Excluded Payment, subject to receipt by the Security Trustee of certification from such party of the amount of such Excluded Payments then due to it after such party's receipt of notice from the Security Trustee that it has received an Excluded Payment.

                  3.6 CERTAIN PAYMENTS.

                           (a)      Any payments received by the Security
Trustee for which no provision as to the application thereof is made in this Security Agreement and for which such provision is made in the Lease or the Participation Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease or the Participation Agreement, as the case may be.

                           (b)      Notwithstanding any provision of this
Security Agreement to the contrary, any amounts held by Security Trustee as collateral pursuant to the terms of the Lease shall be held by the Security Trustee as security for the obligations of Lessee under the Lessee Operative Agreements and, if and when required by the Lease, paid and/or applied in accordance with the applicable provisions of the Lease.

                  3.7 PAYMENT INSTRUCTIONS. All amounts to be distributed hereunder shall be paid by wire transfer in immediately available funds to the respective accounts of Debtor or the Security Trustee, as trustee for Lender, set forth in Schedule 1 to the Participation Agreement or to such other account specified by Lender or Debtor, as the case may be, in writing. The Debtor hereby notifies the Security Trustee that unless and until the Security Trustee receives notice to the contrary from the Debtor, all amounts to be distributed to the Debtor pursuant to this Section 3 shall be distributed by wire transfer of immediately available funds to the account of the Owner Participant specified in Schedule 1 to the Participation Agreement or to such other account as the Owner Participant may specify from time to time by notice to the Security Trustee.

                  3.8 WITHHOLDING OF TAX

                  [*]


--------
* Confidential

         Section 4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents and warrants to and agrees with the Security Trustee as follows:

                  4.1 AUTHORITY OF DEBTOR. Debtor has full power and authority to execute this Security Agreement, to perform Debtor's obligations hereunder and to subject the Collateral to the security interest created hereby.

                  4.2 AGREEMENTS CONSTITUTING OR EVIDENCING COLLATERAL. Subject to the provisions of Section 6.2(b), Debtor will not agree to any material modification, amendment or cancellation of any Collateral Document or provide any consent, waiver, notice, acceptance or approval thereunder or with respect thereto without the Security Trustee's prior written consent, and will not waive, compromise, settle or subordinate any right to payment of Debtor thereunder to claims of other creditors of such obligor.

                  4.3 PERFORMANCE OF LEASE; PAYMENTS UNDER LEASE. Debtor will perform and comply with each and every obligation of Lessor under the Lease and the other Collateral Documents to be performed or complied with by Debtor. Debtor agrees that should it receive any such payments so directed to the Security Trustee or any proceeds for or with respect to the Collateral or as the result of the sale or other disposition thereof, it will hold such payments as agent for the Security Trustee and promptly forward such payments to the Security Trustee. Subject to the provisions of Section 3 hereof, the Security Trustee agrees to apply such payments from time to time received by it (from Lessee, Debtor or otherwise) with respect to the Lease or the Aircraft in the manner provided in Section 2.04 of the Loan Agreement. Notwithstanding anything which may be to the contrary contained in this Section 4.3 or elsewhere in this Security Agreement, it is understood and agreed that the Security Trustee shall not be obligated to make any application of payments until the funds therefor have been received by the Security Trustee in cash or other immediately available funds.

                  4.4 ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints, exercisable upon the occurrence of a Loan Event of Default, the Security Trustee its true and lawful attorney, coupled with an interest, with full power (in the name of Debtor or otherwise) for the purpose of enforcing Debtor's rights under any Collateral Document to endorse any checks or other instruments or orders in connection therewith and to file claims and to make any conveyances of the Aircraft or any part thereof or of the Lease or any other portion of the Collateral and of effectuating any sale, assignment, transfer or delivery for the enforcement of this Security Agreement, whether pursuant to foreclosure or power of sale or otherwise, and to execute and deliver all bills of sale, assignments and other instruments as the Security Trustee may consider necessary or appropriate, with full power of substitution. If so requested by the Security Trustee or any permitted purchaser of all or any part of the Collateral, Debtor shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Security Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

                  4.5 NO ASSUMPTION BY THE SECURITY TRUSTEE. Anything contained herein or in any other Operative Agreement to the contrary notwithstanding: (a) Debtor shall at all times remain primarily liable to Lessee under the Lease, and to any other obligee under any other Collateral Document, to perform all its duties and obligations thereunder to the same extent as if this

Security Agreement had not been executed; (b) the exercise by the Security Trustee of any of the rights assigned to it hereunder shall not release Debtor from any of its duties or obligations under the Lease or any other Collateral Document; and (c) neither Lender nor the Security Trustee shall be obligated to make any payment (other than an Excluded Payment) or to make any inquiry as to the sufficiency of any payment received by it or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder, or to pay or to see to the payment of or to make any filings in respect of any Taxes levied on or with respect to the Lease or any other Collateral Document, the payments thereunder or the Aircraft and neither this Security Agreement nor any of the other Operative Agreements, nor the exercise of any rights or remedies hereunder, shall constitute an assumption of any such obligations or duties of Debtor.

                  4.6 DEALINGS WITH LESSEE. Subject to the provisions of Section 6.2(b) and to the next succeeding sentence, unless the prior written consent of the Security Trustee is obtained, Debtor shall not waive, amend, modify, or in any way alter any of the terms of the Lease in any case releasing Lessee from its obligations in respect of the payment of Basic Rent or Stipulated Loss Value for the Aircraft or canceling or terminating the Lease or any other Collateral Document or consenting to or accepting any cancellation, termination or surrender thereof, or waiving any Lease Default or other material default under or material breach of the Lease or any other Collateral Document, or consenting to or accepting any prepayment of any amount under the Lease or any other Collateral Document or agreeing to any discount, reduction or postponement of any amount thereunder, or giving any other consent, acceptance, waiver, approval or notice under or with respect to the Lease or any other Collateral Document (other than notices which are not reasonably expected to materially affect the Security Trustee's rights under or with respect to the Lease or any other Collateral Document) or otherwise make any agreement with Lessee or with any other Person under or with respect to the Lease or any other Collateral Document (which would reasonably be expected materially to affect adversely the rights of Lender or the Security Trustee). Without the prior written consent of Lender, Debtor will not waive, amend, modify, or in any way alter any of the terms of
Section 3.2.1(b) of the Lease. Debtor will promptly deliver to Lender and the Security Trustee copies of any notice or other communication received by it from Lessee or Owner Participant in connection with the Lease.

                  4.7 DISPOSITION OF COLLATERAL. Debtor will not sell, transfer, convey, lease or otherwise dispose of all or part of the Collateral (either in one or a series of transactions), except the sale, transfer, conveyance, lease or other disposition of all or part of the Collateral pursuant to the Lease or as permitted in Section 13 thereof in the case of a successor Owner Trustee. The Security Trustee shall from time to time release from the lien of this Security Agreement any part of the Collateral so sold, transferred, conveyed or otherwise disposed of pursuant to the Lease other than the lease of the Aircraft thereunder.

                  4.8 MAINTENANCE OF SECURITY INTEREST. Debtor will at any time or times hereafter execute and file or record such financing statements and other documents and instruments and perform such acts as may be required under the UCC or as Lender or the Security Trustee may from time to time reasonably request in writing which are necessary to establish, perfect, maintain and continue the perfection and priority of a valid first priority security interest in the Collateral in favor of the Security Trustee.

                  4.9 DELIVERY OF COLLATERAL. Upon Debtor's receipt thereof, Debtor will promptly deliver to the Security Trustee one original of each of the Collateral Documents that are in Debtor's possession and, in the case of the Lease or any Permitted Sublease included in the Collateral, the "chattel paper" original thereof.

                  4.10 PAYMENT OF CHARGES, ETC. At any time after a Lease Event of Default shall have occurred and be continuing, Lender or Security Trustee may (without any obligation to do so) at any time, in accordance with the terms of the Lease, effect insurance coverage and necessary repairs to the Collateral and pay the premiums therefor and the costs thereof, pay and discharge any fees, assessments, charges, Taxes and Liens on the Collateral and, upon the occurrence of a Lease Event of Default, perform any of Debtor's or Lessee's obligations, or exercise any of Debtor's rights, under the Lease or any other Collateral Document, in each case as reasonably necessary to protect the Collateral. All sums so advanced or paid by Lender or Security Trustee shall be payable by Debtor to the Security Trustee on demand with interest at the Default Rate, and any amounts remaining unpaid, together with such interest thereon, shall be a part of the Secured Obligations.

                  4.11 LIMITATION OF LIABILITY. All payments to be made by Debtor under this Security Agreement, the Loan Agreement or the Note shall be made only from the income and the proceeds from the Trust Estate to the extent included in the Collateral and only to the extent that Debtor shall have sufficient income or proceeds from the Trust Estate to the extent included in the Collateral to enable Debtor to make payments in accordance with the terms hereof and thereof. Security Trustee agrees that it will look solely to the income and proceeds from the Collateral to the extent available for distribution to it as provided in this Security Agreement and that none of Debtor (in its individual capacity), Bank or Owner Participant is personally liable to Security Trustee for any amounts payable under this Security Agreement, the Loan Agreement or the Note, except, in the case of Debtor or Bank or Owner Participant, as expressly provided herein or in the Participation Agreement; PROVIDED, HOWEVER, that nothing contained in this Section 4.11 shall be construed to limit the exercise and enforcement in accordance with the terms of this Security Agreement or any other Operative Agreement of rights and remedies against the Trust Estate. In addition, nothing in this Section 4.11 shall (a) release Bank from personal liability, or constitute a covenant not to sue Bank in its individual capacity, for any breach of any representations, warranties or covenants of Bank, contained in the Operative Agreements or (b) release Debtor for any breach of any representation, warranty or covenant of Debtor contained in the Operative Agreements.

                  4.12 REPLACEMENT AIRFRAMES AND REPLACEMENT ENGINES. At any time an Airframe or Engine is to be replaced under or pursuant to Section 10 of the Lease by a Replacement Airframe or Replacement Engine, if no Lease Event of Default is continuing, the Debtor shall direct the Security Trustee to execute and deliver to the Debtor an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Security Agreement and the Security Trustee shall execute and deliver such instrument as aforesaid, but only upon compliance by Lessee with the applicable provisions of Section 10 of the Lease.

                  4.13 SECURITY AGREEMENT SUPPLEMENTS FOR REPLACEMENTS. If a Replacement Airframe or Replacement Engine is being substituted as contemplated by Section 10 of the Lease, the Debtor and the Security Trustee agree for the benefit of the Lender and Lessee, subject to fulfillment of the conditions precedent and compliance by Lessee with its obligations set forth in Section 10 of the Lease and the requirements of Section 4.12 hereof with respect to such Replacement Airframe or Replacement Engine, to execute and deliver a Lease Supplement and a Security Agreement Supplement, as applicable, as contemplated by Section 10 of the Lease.

                  4.14 EFFECT OF REPLACEMENT. In the event of the substitution of a Replacement Airframe or of a Replacement Engine pursuant to Section 10 of the Lease, all provisions of this Security Agreement relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for the Event of Loss with respect to the Airframe or Engine or Engines being replaced.

         Section 5.                 EVENTS OF DEFAULT; REMEDIES AND WAIVERS.

                  5.1 REMEDIES.  Subject to the provisions of SECTION 5.1(F):

                           (a)      if any Loan Event of Default described in
Section 4.01(g) of the Loan Agreement shall occur, or if a Loan Event of Default occurs under Section 4.01(a) of the Loan Agreement as a result of a Lease Event of Default arising under Section 14.5 of the Lease, then the outstanding principal of the Note, the accrued interest thereon, the Breakage Cost and all other Secured Obligations shall automatically be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Security Agreement or in the Note or the Loan Agreement to the contrary notwithstanding;

                           (b)      if any other Loan Event of Default shall
occur and be continuing, then, Lender may, in addition to exercising any and all other remedies it may have: declare the outstanding principal of the Note, the accrued interest thereon, the Breakage Cost and all other Secured Obligations due and payable, whereupon the Note, all accrued interest thereon and all other Secured Obligations shall immediately become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Security Agreement or in the Note or the Loan Agreement to the contrary notwithstanding;

                           (c)      if a Loan Event of Default shall have
occurred and be continuing, the Security Trustee may, without notice or demand of any kind except as expressly provided herein or mandatorily by applicable Law, exercise all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable Law. Without limiting the foregoing, if a Loan Event of Default shall have occurred and be continuing, the Security Trustee shall, have the authority, but shall not be obligated, to:
(1) notify Lessee or any or all obligors on agreements or instruments constituting Collateral of the existence of the Security Trustee's security interest and to require Lessee and any or all such obligors to pay or remit all sums due or to become due directly to the Security Trustee or its nominee; (2) in the name of Debtor, or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral;
(3) take any action which the Security Trustee may deem necessary or desirable in order to realize on the Collateral, including, without limitation, performing any contract or endorsing in the name of Debtor any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; (4) make any claim for, negotiate settlement of claims for, receive payment for and execute and endorse any documents, checks or other instruments in payment for loss, theft or damage under any insurance policy covering all or part of the Collateral; (5) enter upon any premises where any of the Collateral may be located and take possession of and remove such Collateral (so long as such actions are taken in a lawful and commercially reasonable manner); and (6) upon 10 Business Days' prior written notice to Debtor, convey, transfer, sell, lease or otherwise dispose of any or all of the Collateral, free of all rights and claims therein and thereto of Debtor, at any public or private sale (at which sale Lender or Owner Participant may bid for and purchase any or all of the Collateral and Lender may credit Secured Obligations owed to Lender against the purchase price therefor). The Security Trustee agrees that it will not convey, transfer, sell, lease or otherwise dispose of any of the Collateral unless it has provided 10 Business Days' prior notice to Debtor and Owner Participant. Such notice is agreed to be commercially reasonable as among Lender, the Security Trustee, Owner Participant and Debtor. Upon any such sale of the Collateral or any part or interest, the receipt of the officer making the sale under judicial proceedings or of the Security Trustee shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obliged to see to the application thereof.

                           (d)      Disposition and Care of Collateral; Waivers.

                                    (1)     Upon a Loan Event of Default, Debtor
         shall make the Collateral available, or cause the Collateral to be made available, to the Security Trustee at a place (or places) designated by the Security Trustee, and shall pay all costs of the Security Trustee, including reasonable attorneys' fees, in the collection of any of the Loan Secured Obligations.

                                    (2)     If any notification of intended
         disposition of any of the Collateral is required by applicable Law or by terms of this Security Agreement, such notification shall be deemed reasonable and properly given if given at least 10 Business Days' before such disposition (unless a different period is otherwise expressly provided for by applicable Law or this Security Agreement). The Security Trustee may employ or use any agent or broker selected by it in connection with the sale or other disposition of the Collateral and any reasonable fees or expenses of such agent or broker shall be at the sole cost of Debtor, such fees or costs to constitute Loan Secured Obligations.

                                    (3)     The Security Trustee's duty of care
         (as imposed by law) with respect to Collateral in its possession shall be deemed fulfilled if Security Trustee exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or other third Person, and the Security Trustee need not otherwise preserve, protect, insure or care for any Collateral. The Security Trustee shall not be obligated to preserve any rights Debtor may have against other parties or to realize on the Collateral at all or in any particular manner or order except to the extent specific rights have been granted to Debtor under the Loan Agreement.

                                    (4)     As between Debtor and the Security
         Trustee, no delay or failure by the Security Trustee in the exercise of any right, remedy, power or privilege shall constitute a waiver thereof, and no single or partial exercise by the Security Trustee of any right, remedy, power or privilege shall preclude other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver shall be valid unless in writing and signed by the Security Trustee, and then only to the extent specifically set forth in such writing.

                           (e) APPLICATION OF PROCEEDS OF SALE. The proceeds of the sale or other disposition of any of the Collateral shall be applied by the Security Trustee as provided in Section 3.3 hereof.

                           (f) CERTAIN CURE RIGHTS AND LIMITATIONS ON EXERCISE OF REMEDIES.

                                    (1)     The Security Trustee shall give the
         Lender, the Debtor and the Owner Participant prompt written notice of any Loan Event of Default arising out of a Lease Event of Default of which the Security Trustee has Actual Knowledge and shall give the Lender, the Debtor and the Owner Participant not less than ten Business Days' prior written notice of the date (the "ENFORCEMENT DATE") on or after which the Security Trustee may, subject to the limitation set forth in Section 5.1(f)(2), commence and consummate the exercise of any remedy or remedies described in Section 5.1. Notice of the Enforcement Date may also be given by the Lender. Without limiting the generality of the foregoing, the Security Trustee or the Lender shall give the Debtor and the Owner Participant at least ten Business Days' prior written notice (which may be given concurrently with notice of the Enforcement Date) of any termination of the Lease or of the exercise of any remedy or remedies pursuant to Section 15 of the Lease. If a Loan Event of Default arising out of a Lease Event of Default shall have occurred and be continuing, the Debtor shall have the rights set forth below, any of which may be exercised directly by the Owner Participant.

                  If as a result of the occurrence of a Loan Default in respect of the nonpayment by Lessee of Basic Rent due under the Lease, the Security Trustee shall have insufficient funds to make any payment of principal of or interest on the Note on the day it becomes due and payable, the Debtor may, but shall not be obligated, to pay the Security Trustee prior to the earlier of the Enforcement Date or 5 Business Days after such Loan Default becomes a Loan Event of Default, in the manner provided in Section 3.7, for application in accordance with Section 3.1 hereof, an amount equal to the portion of the principal and interest (including interest, if any, on any overdue payments) then due and payable on the Note, and, unless the Debtor has cured Loan Events of Default in respect of payments of Basic Rent on each of the three immediately preceding Basic Rent Payment Dates, or the Debtor has cured six previous Loan Events of Default in respect of payments of Basic Rent, such payment by the Debtor shall, solely for purposes of this Security Agreement be deemed to cure any Loan Event of Default which would otherwise have arisen on account of the nonpayment by Lessee of such installment of Basic Rent (but not any other Default or Loan Event of Loan Default which shall have occurred and be continuing).

                  If any Loan Event of Default (other than in respect of the nonpayment of Basic Rent by the Lessee) which can be cured by the payment of money has occurred, the Debtor may (unless the total amount of cure payments under this paragraph exceeds [*]), but shall not be obligated to, cure such Loan Event of Default by making such payment prior to the earlier of the Enforcement Date or 5 Business Days after such Loan Default becomes a Loan Event of Default, as is necessary to accomplish the observance or performance of the defaulted covenant, condition or agreement to the party entitled to the same.

                  Except as hereinafter in this Section 5.1(f)(1) provided, the Debtor shall not, as a result of exercising the right to cure any such Loan Event of Default, obtain any Lien on or rights with respect to any of the Collateral or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Debtor against Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Security Trustee in and to the Collateral. Upon any payment by the Debtor pursuant to the first or second preceding paragraphs of this Section 5.1(f)(1), the Debtor shall be subrogated to the rights of the Security Trustee and the Lender in respect of the Basic Rent which was overdue at the time of such payment and interest payable by the Lessee on account of its being overdue and any Supplemental Rent in respect of the reimbursement of amounts paid by Debtor pursuant to the immediately preceding paragraph (but in either case shall have no rights as a secured party hereunder), and thereafter, the Debtor shall be entitled (so long as the application thereof shall not give rise to a Loan Event of Default hereunder) to receive such overdue Basic Rent or Supplemental Rent, as the case may be, and interest thereon upon receipt thereof by the Security Trustee; PROVIDED, HOWEVER, that (i) if the principal amount and interest on the Note shall have become due and payable pursuant to Section 5.1(a) or 5.1(b) hereof, such subrogation shall, until the Secured Obligations shall have been paid in full, be subordinate to the rights of the Security Trustee and the Lender in respect of such payment of overdue Basic Rent, Supplemental Rent and such interest and (ii) the Debtor shall not otherwise attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this Section 5.1(f) except by demanding of the Lessee payment of such amount, or by commencing an action at law against the Lessee and obtaining and enforcing a judgment against the Lessee for the payment of such amount or taking appropriate action in a pending action at law against the Lessee (PROVIDED, HOWEVER, that at no time while an Loan Event of Default shall have occurred and be continuing shall any such demand be made or shall any such action be

--------
* Confidential
         commenced (or continued) and any amounts nevertheless received by the Debtor in respect thereof shall be held in trust for the benefit of, and promptly paid to, the Security Trustee for distribution as provided in Section 3.3 hereof).

                  Neither the Debtor nor the Owner Participant shall have the right to cure any Lease Event of Default or Lease Default except as specified in this Section 5.1(f)

                                    (2)     Anything in this Security Agreement
         to the contrary notwithstanding, the Security Trustee shall not be entitled to foreclose the Lien of this Security Agreement as a result of a Loan Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default unless the Security Trustee as security assignee of the Debtor shall have exercised or concurrently be exercising one or more of the dispossessory remedies provided for in Section 15 of the Lease with respect to the Aircraft (a "Lease Dispossessory Remedy"); PROVIDED, HOWEVER, that the Security Trustee need not exercise a Lease Dispossessory Remedy in circumstances where the Security Trustee is, and has been, for a continuous period in excess of 60 days or such other period as may be specified in Section 1110(a)(2)(A) of the Bankruptcy Code (such 60-day or other period being the "SECTION 1110(A)(2)(A) PERIOD"), involuntarily stayed or prohibited by applicable law or court order from exercising any Lease Dispossessory Remedy (a "CONTINUOUS STAY PERIOD"); PROVIDED, FURTHER that if the Lessee, during the Section 1110(a)(2)(A) Period, assumes or agrees to perform the Lease with the approval of the court acting pursuant to
         Section 365 or Section 1110(a)(2) of the Bankruptcy Code, for so long as Lessee performs its obligations and cures its defaults thereunder (except as not required by the Bankruptcy Code for defaults of the type referred to in Section 365(b)(2)) the preceding proviso shall have no application.

                  It is expressly understood and agreed that, subject only to the two preceding paragraphs, the inability, described in such paragraphs, of the Security Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Security Trustee from exercising any or all of its rights, powers and remedies under this Security Agreement, including, without limitation, this Section 5.

                  5.2 WAIVER OF APPRAISEMENT, ETC. Debtor agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any property subject to the Lien hereof may be situated, in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof; and Debtor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets comprising the Collateral marshalled upon any such sale; PROVIDED, HOWEVER, nothing contained herein or in any other Operative Agreement shall prohibit Debtor or Owner Participant from obtaining an appraisal of the Collateral in any event or circumstance, at the sole cost and expense of such party.

         Section 6.                 DUTIES OF THE SECURITY TRUSTEE

                  6.1 NOTICE OF LOAN EVENT OF DEFAULT; ACTION UPON LOAN EVENT OF DEFAULT. If any payments of the principal of, and interest on, the Loan Secured Obligations when due and payable (whether as scheduled, upon acceleration or otherwise), shall not have been paid in full, the Security Trustee shall give telephonic notice within one Business Day (followed by prompt written notice) to the Debtor and the Lender specifying the amount and nature of such deficiency in payment; PROVIDED that any failure to give such notice shall not relieve the Debtor of its obligation to make such payment. If the Security Trustee has knowledge of a Loan Event of Default, the Security Trustee shall promptly give notice of such Loan Event of Default to the Lender and to the Debtor by telegram, telecopy, telex, or telephone (to be promptly confirmed in writing). For all purposes of this Security Agreement, in the absence of Actual Knowledge, the Security Trustee shall not be deemed to have knowledge of a Loan Event of Default, a Loan Default, a Payment Default, a Bankruptcy Default, a Bankruptcy Event, a Lease Event of Default, an acceleration or deemed acceleration of the Loan Secured Obligations, or any cure or rescission of any of the foregoing, or an Event of Loss unless notified in writing by the Debtor or the Lender; PROVIDED, HOWEVER, the Security Trustee shall be deemed to have Actual Knowledge of the failure of the Debtor to maintain insurance as required under Section 11 of the Lease if an officer in the Corporate Trust Department of the Security Trustee shall receive written notice thereof from an insurer or insurance broker.

                  6.2 ACTION UPON INSTRUCTIONS; CERTAIN RIGHTS AND LIMITATIONS.
(a) Subject to the other terms of this Security Agreement, upon the written instructions at any time of the Lender, the Security Trustee shall promptly (i) give such notice, direction, consent, waiver or approval, or exercise such right, remedy or power hereunder in respect of all or any part of the Collateral, or (ii) take such other action in accordance with the terms hereof as shall be specified in such instruction. The Security Trustee will execute such continuation statements with respect to Uniform Commercial Code financing statements relating to the security interest created hereunder in the Collateral as may be specified from time to time in written instructions of the Lender, which instructions shall be accompanied by the form of continuation statement to be executed by the Security Trustee, such continuation statement to be filed by the Debtor. The Security Trustee shall not be liable to the Debtor with respect to any action taken or omitted to be taken by it in accordance with the requests or instructions of the Lender, which requests or instructions are in accordance with the terms hereof, except for any actions or omissions constituting the gross negligence or willful misconduct of the Security Trustee.

                           (b)      Subject to the terms of
Sections 5.1(a) , 5.1(f), 6.3 and this Section 6.2, upon the written instructions at any time and from time to time of Lender, the Security Trustee shall take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions; (ii) give such notice or direction or exercise such right, remedy or power under the Lease, the Participation Agreement or any other Collateral Document as shall be specified in such instructions; and (iii) approve as satisfactory to the Security Trustee all matters required by the terms of the Lease to be satisfactory to the Debtor, it being understood that without the written instructions of Lender, the Security Trustee shall not approve any such matter as satisfactory to the Trustee; PROVIDED, HOWEVER, that anything contained in this Security

Agreement, the Lease or the other Operative Agreements to the contrary notwithstanding, but subject to the next paragraph hereof:

                                    (1)     the Debtor or the Owner Participant,
         may, without the consent of the Security Trustee, demand, collect, sue for or otherwise obtain all amounts included in Excluded Payments from Lessee and seek legal or equitable remedies to require Lessee to maintain the insurance coverage referred to in Section 11 of the Lease; PROVIDED, HOWEVER, that the rights referred to in this clause (1) shall not be deemed to include the exercise of any remedies provided for in
         Section 15 of the Lease other than the right to proceed by appropriate court action, either at Law or in equity, to enforce payment by Lessee of such amounts included in Excluded Payments or performance by Lessee of such insurance covenant or to recover damages for the breach thereof or for specific performance of any other term of the Lease;

                                    (2)     so long as the Security Trustee has
         not foreclosed the Lien of this Agreement, the Security Trustee shall not, without the consent of the Debtor, which consent shall not be withheld if no right or interest of the Debtor or the Owner Participant shall be diminished or impaired thereby, (i) enter into, execute or deliver waivers, amendments or consents in respect of any of the provisions of the Lease, or (ii) approve any accountants, engineers, appraisers or counsel as satisfactory to render services for or issue opinions to the Debtor pursuant to the Operative Agreements;

                                    (3)     whether or not a Loan Default or
         Loan Event of Default has occurred and is continuing, the Debtor and the Owner Participant shall have the right, together with the Security Trustee, (i) to receive from Lessee certificates and other documents and information which Lessee is required to give or furnish to the Debtor or the Lessor pursuant to any Operative Agreement and (ii) to inspect in accordance with the Lease the Airframe and Engines and all Aircraft Documents and any other part of the Collateral;

                                    (4)     whether or not a Loan Default or
         Loan Event of Default has occurred and is continuing, the Debtor may, without the consent of the Security Trustee, (i) solicit and make bids with respect to the Aircraft under Section 9 of the Lease in respect of a termination of the Lease by Lessee pursuant to Section 9 thereof,
         (ii) determine Fair Market Sales Value and Fair Market Rental Value under Section 17 of the Lease for all purposes except following a Lease Event of Default, (iii) make an election pursuant to and in accordance with the provisions of Sections 9.1(b), 9.2 and 9.3 of the Lease, and
         (iv) obtain insurance for its own account in accordance with Section
         11.2 of the Lease; and

                                    (5)     so long as no Loan Event of Default
         shall have occurred and be continuing, all other rights of the "Lessor" under the Lease shall be exercised by the Debtor jointly with the Security Trustee including, without limitation, the right to (i) exercise all rights with respect to Lessee's use and operation, modification or maintenance of the Aircraft and any Engine which the Lease specifically confers on the Lessor, and (ii) consent to and approve any assignment pursuant to Section 13 of the Lease; PROVIDED, HOWEVER, that the foregoing shall not (x) limit (A) any rights separately granted to the Security Trustee under the Operative Agreements or (B) the right of the Security Trustee to receive any funds to be delivered to the "Lessor" under the Lease (except with respect to Excluded Payments) and under the Purchase Agreement or (y) confer upon the Debtor the right to adversely affect the validity or enforceability of the lien of this Agreement.

However, the Debtor does hereby agree that it will not without the written consent of the Security Trustee either:

                           (a)      receive or collect or agree to the receipt
or collection of any payment (other than Excluded Payments) of Rent, including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease prior to the date for the payment thereof provided for by the Lease or assign, transfer or hypothecate (other than to the Security Trustee hereunder) any payment of Rent, including Basic Rent, Stipulated Loss Value, Termination Value or any other payment to be made pursuant to Section 9 or 10 of the Lease, then due or to accrue in the future under the Lease in respect of the Airframe and Engines; or

                           (b)      except as contemplated by the Trust
Agreement in connection with the appointment of a successor owner trustee, sell, mortgage, transfer, assign or hypothecate (other than to the Security Trustee hereunder) its interest in the Airframe and Engines or any part thereof or in any amount to be received by it from the use or disposition of the Airframe and Engines, other than amounts distributed to it pursuant to Article III hereof.

                  Notwithstanding anything to the contrary contained herein (including this Section 6.2), the Security Trustee shall have the right, to the exclusion of the Debtor and the Owner Participant, to (A) declare the Lease to be in default under Section 15 thereof and (B) subject only to the provisions of
Section 5.1(f) hereof, exercise the remedies set forth in such Section 15 (other than in connection with Excluded Payments) at any time that a Lease Event of Default shall have occurred and be continuing. Further and for the avoidance of doubt, and anything to the contrary contained herein (including this Section 6.2) notwithstanding, in no event may the Debtor amend or otherwise modify the final sentence of the definition of Stipulated Loss Value or Termination Value, in any such case, without the prior written consent of the Security Trustee.

                           (c)      If any Lease Event of Default shall have
occurred and be continuing and the Debtor shall not have cured fully such Lease Event of Default under and in accordance with Section 5.1(f) hereof, on request of the Lender, the Security Trustee shall declare the Lease to be in default pursuant to Section 15 thereof and exercise those remedies specified by the Lender. The Security Trustee agrees to provide to Lender, the Debtor and the Owner Participant concurrently with such declaration by the Security Trustee, notice of such declaration by the Security Trustee.

                  6.3 INDEMNIFICATION. The Security Trustee shall not be required to take any action or refrain from taking any action under Section 6.1 (other than the first two sentences thereof), Section 6.2 or Article V or to take any action or refrain from taking any action at the direction or instructions of the Lender under any other Section hereof or under any other Operative

Agreement unless it shall have received indemnification against any risks or costs incurred in connection therewith in form and substance reasonably satisfactory to it, including, without limitation, adequate advances against costs which may be incurred by it in connection therewith. The Security Trustee shall not be required to take any action under Section 6.1 (other than the first two sentences thereof), Section 6.2 or Article V, nor shall any other provision of this Security Agreement or any other Operative Agreement be deemed to impose a duty on the Security Trustee to take any action, if the Security Trustee shall have been advised in writing by outside counsel that such action is contrary to the terms hereof or is otherwise contrary to law or would involve the Security Trustee in personal liability against which the indemnification provided by this Section would not be satisfactory.

                  6.4 NO DUTIES EXCEPT AS SPECIFIED IN SECURITY AGREEMENT OR INSTRUCTIONS. The Security Trustee shall not have any duty or obligation to manage, control, lease, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Security Agreement, except as expressly provided by the terms of this Security Agreement or as expressly provided in written instructions received pursuant to the terms of Section 6.1 or 6.2; and no implied duties or obligations shall be read into this Security Agreement against the Security Trustee.

                  6.5 NO ACTION EXCEPT UNDER SECURITY AGREEMENT OR INSTRUCTIONS. The Security Trustee agrees that it will not manage, control, use, sell, lease, operate, store, dispose of or otherwise deal with the Aircraft or other property constituting part of the Collateral except in accordance with the powers granted to, or the authority conferred upon, the Security Trustee pursuant to this Security Agreement and in accordance with the express terms hereof.

                  6.6 REPORTS, NOTICES, ETC. The Security Trustee will furnish to the Lender, promptly upon receipt thereof, duplicates or copies of all reports, opinions, notices, requests, demands, certificates, financial statements and other instruments furnished to the Security Trustee, to the extent that the same shall not have been otherwise furnished to the Lender pursuant to this Security Agreement or any other Operative Agreement or to the extent the Security Trustee does not reasonably believe that the same shall have been furnished by the Debtor directly to the Lender; PROVIDED, the failure of the Security Trustee to furnish the Lender with such duplicates or copies shall not impair or affect the validity of any such report, opinion, notice, request, demand, certificate, financial statement or other instrument. The Security Trustee's sole responsibility with respect to such reports, opinions, notices, requests, demands, certificates, financial statements and other instruments shall be to furnish them to the Lender to the extent provided in this Section 6.

                  6.7 REMOVAL OF CERTAIN LIENS. The Security Trustee will not directly or indirectly cause, incur, assume or suffer to exist any Lien attributable to the Security Trustee on any part of the Collateral (other than the Liens contemplated by the Operative Agreements), and it agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy any such Lien attributable to the Security Trustee and it shall indemnify, protect, defend and hold harmless the Debtor against any claims in any way resulting from or arising out of a breach by it of its obligations under this Section 6.7; provided that such Liens shall not include Liens arising out of Taxes required to be indemnified by the Lessee under the

Operative Agreements or transfers permitted by the terms of the Operative Agreements or pursuant to the exercise of remedies set forth in Section 5 of this Security Agreement and provided, further that such indemnity, to the extent that it relates to Liens arising out of acts of the Security Trustee not permitted by, or the failure of the Security Trustee to take any action required by the Operative Agreements, shall only relate to those Liens as shall have arisen as a result of the gross negligence or willful misconduct of the Security Trustee.

                  6.8 NO CHARGES. The Security Trustee agrees that it will not impose any listing charge, cable charge, remittance charge or any other charge or fee on any transfer by the Debtor of funds to, through or by the Security Trustee pursuant to any Operative Agreement, except as may be otherwise agreed in writing by the Debtor.

         Section 7.                 THE SECURITY TRUSTEE

                  7.1 ACCEPTANCE OF TRUSTS AND DUTIES. The Security Trustee accepts the trusts and duties hereby created and applicable to it and agrees to perform such duties but only upon the terms of this Security Agreement and agrees to receive and disburse all moneys received by it as Security Trustee constituting part of the Collateral in accordance with the terms hereof. The Security Trustee shall have no liability hereunder or under any other Operative Agreement, except (a) for its own willful misconduct or gross negligence (or ordinary negligence in the receipt or disbursement of money) or breach of any of its representations or warranties or covenants made herein or in any other Operative Agreement to which it is a party, or (b) as otherwise expressly provided in this Security Agreement or the other Operative Agreements.

                  7.2 ABSENCE OF DUTIES. Except in accordance with written instructions, requests or consents furnished pursuant to Sections 6.1, 6.2 or
9.1 and except as provided in, and without limiting the generality of, Section 6.4, the Security Trustee shall have no duty (a) to see to any registration of the Aircraft or any recording or filing of this Security Agreement or any other document, or to see to the maintenance of any such registration, recording or filing, (b) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not the Debtor shall be in default with respect thereto, (c) to confirm, verify or inquire into the failure to receive any financial statements of the Debtor, (d) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Debtor's covenants under this Security Agreement with respect to the Aircraft or (e) to give any consent, make any election or determination or exercise any discretion, it being understood that, except as otherwise expressly provided herein, the duties of the Security Trustee hereunder and under any other Operative Agreement shall be wholly ministerial in nature.

                  7.3 RELIANCE; SECURITY TRUSTEES; ADVICE OF COUNSEL. The Security Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by the Security Trustee to be genuine and reasonably believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the Board of Directors of the Debtor or the Lender certified by the Secretary or an Assistant Secretary of such party or in the case of the Lender, by any authorized officer as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Security Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer of the Debtor, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to the Debtor upon request such information and copies of such documents as the Security Trustee may have and as are necessary for the Debtor to perform its duties under SECTION 2; PROVIDED that the failure of the Security Trustee to furnish such information or documents shall not affect the Borrower's obligations hereunder or under the Loan Secured Obligations. The Security Trustee shall assume, and shall be fully protected in assuming, that the Debtor is authorized to enter into this Security Agreement and to take all actions permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Debtor with respect thereto. In the administration of the trusts hereunder, the Security Trustee may execute any trust or power hereof and perform its powers and duties hereunder directly or through agents or attorneys and the Security Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and may consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Security Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons' area of competence (so long as the Security Trustee shall have exercised reasonable care in selecting such persons).

                  7.4 CAPACITY IN WHICH ACTING. The Security Trustee has entered into this Security Agreement in its individual capacity

         Section 8. SUCCESSOR TRUSTEE

                  8.1 RESIGNATION OF SECURITY TRUSTEE; APPOINTMENT OF SUCCESSOR. Security Trustee may at any time resign by giving notice to the Debtor and the Lender, such resignation to be effective upon the appointment of a successor Security Trustee as hereinafter provided.

                  Lender may remove Security Trustee at any time by giving notice to the Debtor and, unless a Lease Event of Default has occurred and is continuing, with the approval of the Lessee. Debtor may remove Security Trustee at any time with the approval of Lender and, unless a Lease Event of Default has occurred and is continuing, with the approval of Lessee by giving written notice to Security Trustee (countersigned by Lender). Each such removal shall be effective only upon the appointment of a successor Security Trustee as hereinafter provided and upon payment of the existing Security Trustee's unpaid fees and expenses (including reasonable legal fees and disbursements).

                  In the event of any resignation or removal of Security Trustee, a successor Security Trustee shall be appointed by Lender, subject to the approval of the Lessee (except such approval shall not be required if a Lease Event of Default has occurred and is continuing). Such successor Security Trustee shall be (i) a bank or trust company organized under the laws of the United States of America (the "UNITED STATES") or of a State of the United States, having a corporate trust office in a State of the United States, and having a capital and surplus of not less than $500,000,000, or (ii) a foreign bank having a United States branch office in New York City, and having a capital and surplus of not less than $1,000,000,000. If a successor Security Trustee

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shall not have been appointed and shall not have accepted its appointment as
Security Trustee hereunder within 45 days after such notice of resignation of Security Trustee or such notice of removal of Security Trustee, Security Trustee or Lender may apply to any court of competent jurisdiction to appoint a successor Security Trustee to act until such time, if any, as a successor Security Trustee shall have accepted its appointment as above provided. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed by Lender. Any such successor Security Trustee shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Trustee shall succeed to all the rights and duties of Security Trustee hereunder and shall be entitled to receive all cash and investments held on behalf of the Lender from the predecessor Security Trustee.

                  Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Security Trustee may be transferred, shall, subject to the compliance with the terms of the second sentence of the next preceding paragraph of this Section 8.1, be a successor Security Trustee and the Security Trustee under this Agreement without further act.

         Section 9. SUPPLEMENTS AND AMENDMENTS TO THIS SECURITY AGREEMENT AND OTHER DOCUMENTS

                  9.1 SUPPLEMENTAL SECURITY AGREEMENTS.

                           (a)      With the written consent of the Lender, the
Debtor may, and the Security Trustee, subject to Section 9.2, shall, at any time and from time to time, enter into an amendment or amendments hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Security Agreement or of modifying in any manner the rights and obligations of the Lender and of the Debtor under this Security Agreement, subject to Section 7.6.7 of the Participation Agreement.

                           (b)      Notwithstanding the provisions of
Section 9.1(a), at any time after the date hereof, the Debtor and the Security Trustee may enter into one or more agreements supplemental hereto without the consent of the Lender for any of the following purposes: (i) (a) to cure any defect or inconsistency herein, or to make any change not inconsistent with the provisions hereof (PROVIDED that such cure or change does not adversely affect the interests of the Lender in its capacity solely as Lender) or (b) to cure any ambiguity or correct any mistake (ii) to evidence the succession of another party as the Debtor in accordance with the terms of the Trust Agreement or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Security Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Lender in its capacity solely as Lender; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Security Agreement or better to assure, convey and confirm unto the Security Trustee any property subject or required to be subject to the Lien of this Agreement, the Airframe or Engines or any Replacement Airframe or Replacement Engine; (v) to add to the covenants of the Debtor for the benefit of the Lender, or to surrender any rights or power herein conferred upon the Debtor, the Owner Participant or the Lessee; (vi) to add to the rights of the Lender, or (vii) to amend or supplement the Lease pursuant to Section 3.2.3(b) or 3.2.4(a) of the Lease. Prior to entering into any agreement supplemental hereto pursuant to this Section, the Security Trustee shall be entitled to receive and shall be fully protected in relying upon, an opinion of counsel stating that such agreement supplemental hereto is authorized or permitted by this Security Agreement.

                  9.2 SECURITY TRUSTEE PROTECTED. If in the opinion of the Security Trustee any document required to be executed pursuant to the terms of
Section 9.l adversely affects any right, duty, immunity or indemnity in favor of the Security Trustee under this Security Agreement or the other Operative Agreements, the Security Trustee may in its discretion decline to execute such document.

                  9.3 DOCUMENTS MAILED TO LENDER. Promptly after the execution by the Security Trustee of any document entered into pursuant to this Section 9, the Security Trustee shall mail, by first-class mail (air mail in the case of international), postage prepaid, a conformed copy thereof to the Lender at the address provided for the Lender in the Participation Agreement or at such other address as may be specified by the Lender pursuant to the Participation Agreement, but the failure of the Security Trustee to mail such conformed copies shall not impair or affect the validity of such document.

         Section 10. INVESTMENT OF SECURITY FUNDS

                  10.1 INVESTMENT OF SECURITY FUNDS. Any amounts held by the Security Trustee as assignee of the Debtor's rights to hold monies for security pursuant to Section 4.4 of the Lease shall be held in accordance with the terms of such Section and the Security Trustee agrees, for the benefit of Lessee, to perform the duties of the Debtor under such Section. Any moneys paid to or retained by the Security Trustee that are required to be paid to the Debtor or applied for the benefit or at the direction of the Debtor (including, without limitation, amounts payable to the Debtor under Sections 3.2 and 3.3), but which the Security Trustee is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of a Loan Event of Default), shall, until paid to the Debtor or applied as provided herein, be invested by the Security Trustee at the written authorization and direction of the Debtor in Permitted Investments, which investments shall be, as between the Debtor and the Security Trustee, at the sole expense and risk of the Debtor. Such authorization and direction of the Debtor shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment. There shall be promptly remitted to the Debtor any income or gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Loan Event of Default shall have occurred and be continuing. If a Loan Event of Default shall have occurred and be continuing, the Security Trustee shall hold any such income or gain as security for the obligations of the Debtor hereunder and apply it against such obligations as and when due, and at such time as there shall not be continuing any such Loan Event of Default, such amount, to the extent not previously so applied against the Debtor's obligations, shall be paid to the Debtor; PROVIDED that if any such amount has been so held as

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security for more than 120 days, during which period (i) the Security Trustee shall not have been limited by operation of law or otherwise from exercising remedies and (ii) the Security Trustee shall not have exercised any remedy available to it under Section 5.1, then such amount, to the extent not previously so applied against such obligations of the Debtor, shall be paid to the Debtor.

                  LIABILITY FOR LOSSES. The Security Trustee in its individual capacity shall not be liable for any loss relating to an investment made in accordance with this Section 10. The Debtor will promptly pay to the Security Trustee, on demand, the amount of any loss for which the Security Trustee is not liable realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

         Section 11. MISCELLANEOUS.

                  11.1 NOTICES. Any notice or other communication pursuant hereto shall be in writing, and shall be effective on the day on which delivered manually or by facsimile (with written confirmation delivered by overnight delivery service) to any party hereto at the address and in the manner specified in Section 16.7 of the Participation Agreement.

                  11.2 BENEFIT OF AGREEMENT. This Security Agreement shall be binding upon and inure to the benefit of Debtor and the Security Trustee and their respective successors and permitted assigns.

                  11.3 BINDING EFFECT; ASSIGNMENT. Subject to the terms and provisions hereof and of the other Operative Agreements, neither this Security Agreement nor any of the other Operative Agreements may be assigned by Debtor, in whole or in part, without the prior written consent of Lender.

                  11.4 REMEDIES. All remedies, rights, powers and privileges, either under this Security Agreement or by law or otherwise afforded the Security Trustee, shall be cumulative and not be exclusive of any remedies, rights, powers and privileges provided by law and shall be available until the Secured Obligations have been paid in full in lawful money of the United States of America. All of such remedies may be exercised in any order of priority.

                  11.5 TERMINATION OF SECURITY AGREEMENT. Upon (or at any time after) payment in full of the principal amount of, and interest on and all other amounts due under the Note and provided that there shall then be no other Secured Obligations due to the Lender and the Security Trustee hereunder or under the Participation Agreement or other Operative Agreement, the Debtor shall direct the Security Trustee to execute and deliver to or as directed in writing by the Debtor an appropriate instrument releasing, without recourse or warranty, the Aircraft and the Engines from the Lien of this Security Agreement and releasing, without recourse or warranty, the Lease, the Purchase Agreement, the Purchase Agreement Assignment and other Collateral from the assignment and pledge thereof hereunder and the Security Trustee shall execute and deliver such instrument as aforesaid and give written notice thereof to Lessee and, in such event, this Security Agreement and the trusts created hereby shall terminate and this Security Agreement shall be of no further force or effect; PROVIDED, HOWEVER, that this Security Agreement and the trusts created hereby shall earlier terminate and this Security Agreement shall be of no further force or effect upon any sale or other final disposition by the Security Trustee of all property constituting part of the Collateral and the final distribution by the Security Trustee of all monies or other property or proceeds constituting part of the Collateral in accordance with the terms hereof. Except as aforesaid otherwise provided, this Security Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof. The Security Trustee may rely on a certificate of the Lender that all amounts required by this Section to be paid to the Lender as a condition to the termination hereof have in fact been paid.

                  11.6 NO LEGAL TITLE TO COLLATERAL IN NOTE HOLDERS. No holder of the Note shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of the Note or other right, title and interest of any Lender in and to the Collateral or hereunder shall operate to terminate this Security Agreement or entitle such Lender or any successor or transferee of such Lender to an accounting or to the transfer to it of any legal title to any part of the Collateral.

                  11.7 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants (including without limitation those set forth in Section 4 hereof) made by Debtor to the Security Trustee in connection with this Security Agreement shall survive the execution and delivery of this Security Agreement. All statements contained in any certificate or other instrument signed by an officer of Debtor and delivered to the Security Trustee pursuant to this Security Agreement shall be deemed representations, warranties and covenants hereunder of Debtor.

                  11.8 FORM OF REPORTS, SCHEDULES AND ASSIGNMENTS. All reports, schedules, assignments, certificates and other items delivered to the Security Trustee or Lender pursuant to this Security Agreement or any other statement, instrument or transaction contemplated thereby or relating thereto and all endorsements in connection therewith, shall be executed by an authorized representative of Debtor and shall be in form reasonably satisfactory to the Security Trustee.

                  11.9 GOVERNING LAW AND CONSTRUCTION. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. In the event of any conflict within, between or among the provisions of this Security Agreement or any other statement, instrument or transaction contemplated thereby or relating thereto, those provisions giving the Security Trustee the greater right shall govern. All obligations of Debtor and the rights of the Security Trustee under this Security Agreement shall be in addition to, and not in limitation of, those provided by applicable Law.

                  11.10 HEADINGS. Section headings in this Security Agreement are for convenience in reference only and shall not govern the interpretation of any of the provisions of this Security Agreement.

                  11.11 COUNTERPARTS. This Security Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument; PROVIDED, that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to the Security Trustee.

                  11.12 WAIVER OF TRIAL BY JURY. EACH OF DEBTOR AND THE SECURITY TRUSTEE HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE OPERATIVE AGREEMENTS.

                  11.13 QUIET ENJOYMENT. Notwithstanding any of the provisions of this Agreement, so long as no Lease Event of Default shall be continuing, neither the Security Trustee nor any Person claiming by, through or under the Security Trustee will interfere with the peaceful and quiet possession, use and enjoyment of the Aircraft by Lessee in accordance with the Lease.

                  11.14 NO REPRESENTATIONS OR WARRANTIES AS TO AIRCRAFT OR DOCUMENTS. DEBTOR MAKES NO, NOR SHALL DEBTOR BE DEEMED TO HAVE MADE ANY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, WORKMANSHIP, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF WHATSOEVER, AND DEBTOR HEREBY EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY, except that Debtor warrants that on the Closing Date, (i) Debtor shall have received whatever right, title and interest in the Aircraft was conveyed to it on such Closing Date subject to the rights of the parties to the Operative Agreements and (ii) the Aircraft shall be free and clear of Lessor Liens attributable to Debtor in its individual capacity.

                  11.15 NO SEGREGATION OF MONEYS; NO INTEREST. Any moneys paid to or retained by the Security Trustee pursuant to any provision hereof and not then required to be distributed to Lessee or Debtor as provided in SECTION 3 hereof need not be segregated in any manner except as required by law, and may, except as aforesaid, be deposited under such general conditions as may be prescribed by law, and the Security Trustee shall not be liable for any interest thereon unless Lessee or Debtor requests that the Security Trustee put such moneys into an interest-bearing account, at which time such account shall bear interest at the then-existing rate for customers similar to Lessee or Debtor, as applicable; PROVIDED that any payment received or applied hereunder by the Security Trustee shall be accounted for by the Security Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

                  11.16 SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  11.17 NOTICES, INSTRUCTIONS, CONSENTS, EXECUTION AND WAIVER. Whenever the provisions of this Agreement or any Operative Agreement require or permit notice from or to, instructions from, consent of, execution of any amendment, supplement, modification, instrument, certificate or other document by, or a waiver by, the Lender, the notice from or to, instruction from, consent of, execution by or waiver by, the holders on the date of such notice, instruction, consent, execution or waiver of more than 50% in interest of the principal amount of Loan A then outstanding shall be considered notice from or to, instruction from, consent of, execution by or waiver by, the Lender and shall be binding upon any present or subsequent Lender; PROVIDED, HOWEVER, that without the consent of each holder at the time thereof affected thereby, no amendment, supplement, consent or waiver shall:

                           (a)      change the final maturity of the Note, or
change the dates or amounts of payment of any installment of the principal of or interest on the Note, or reduce the principal of or interest on the Note, or change to a location outside the United States of America the place of payment where, or the coin or currency in which, the principal amount of the Note is payable; or

                           (b)      create any Lien with respect to the
Collateral except such as are permitted by the Security Agreement, or deprive any such holder of the benefit of the Lien on the Collateral created by the Security Agreement; or

                           (c)      modify the provisions of this Section 11.17;
or

                           (d)      adversely affect any indemnities in favor of
such holder.

                  11.18 REGISTER. The Security Trustee hereby agrees to maintain the Register pursuant to Section 5.07(c) of the Loan Agreement as agent for and on behalf of the Debtor.

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                                       27

         IN WITNESS WHEREOF, the parties have caused this Aircraft Security Agreement to be executed by their duly authorized officers as of the day first above written.

                                WELLS FARGO BANK NORTHWEST,
                                NATIONAL ASSOCIATION, not
                                in its individual capacity
                                except as stated herein and
                                otherwise solely as Owner
                                Trustee, as Debtor

                                By: ________________________________
                                     Name:
                                     Title:


                                JPMORGAN CHASE BANK
                                 as Security Trustee

                                By: _______________________________
                                     Name:
                                     Title:

                                                                         ANNEX A

                                   DEFINITIONS

                                 [see attached]

                                                                         ANNEX A

                           LEVERAGED LEASE DEFINITIONS

GENERAL PROVISIONS

                  (a) In each Operative Agreement, unless otherwise expressly provided, a reference to:

                  (i) Each of "Lender," "Lessee," "Lessor," "Owner Trustee,"
              "Owner Participant," "Security Trustee," or any other person includes, without prejudice to the provisions of any Operative Agreement, any successor in interest to it and any permitted transferee, permitted purchaser or permitted assignee of it;

                  (ii) words importing the plural include the singular and words importing the singular include the plural;

                  (iii) any agreement, instrument or document, or any annex, schedule or exhibit thereto, or any other part thereof, includes, without prejudice to the provisions of any Operative Agreement, that agreement, instrument or document, or annex, schedule or exhibit, or part, respectively, as amended, modified or supplemented from time to time in accordance with its terms and in accordance with the Operative Agreements, and any agreement, instrument or document entered into in substitution or replacement therefor;

                  (iv) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued or reenacted prior to the Closing Date, and thereafter from time to time;

                  (v) the words "Agreement," "this Agreement," "hereby,"
              "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in any Operative Agreement refer to such Operative Agreement as a whole and not to any particular provision of such Operative Agreement;

                  (vi) the words "including," "including, without limitation,"
              "including, but not limited to," and terms or phrases of similar import when used in any Operative Agreement, with respect to any matter or thing, mean including, without limitation, such matter or thing; and

                  (vii) a "Section," an "Exhibit," an "Annex" or a "Schedule" in
              any Operative Agreement, or in any annex thereto, is a reference to a section of, or an exhibit, an annex or a schedule to, such Operative Agreement or such annex, respectively.

                  (b) Each exhibit, annex and schedule to each Operative Agreement is incorporated in, and shall be deemed to be a part of, such Operative Agreement.

                  (c) Unless otherwise defined or specified in any Operative Agreement, all accounting terms therein shall be construed and all accounting determinations thereunder shall be made in accordance with GAAP.

                  (d) Headings used in any Operative Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Agreement.

DEFINED TERMS

         "ACT" or "FEDERAL AVIATION CODE" means part A of subtitle VII of title 49, United States Code.

         "ACTUAL KNOWLEDGE" means (a) as it applies to Owner Trustee or Security Trustee, as the case may be, actual knowledge of a responsible officer in the Corporate Trust Department or the Corporate Trust Office, respectively, and (b) as it applies to any other party, actual knowledge of a President, Director, Vice President or more senior officer thereof having responsibility for the transactions contemplated by the Operative Agreements; provided that a party shall be deemed to have "Actual Knowledge" of any matter as to which it has received notice pursuant to the applicable notice provision of any Operative Agreement.

         "ADDITIONAL COMMITMENT PERIOD" means the period in which FINAME has a commitment to provide financing to Lessee with respect to any aircraft (other than the 4 aircraft covered by the Funding Agreement) to be delivered under the Purchase Agreement.

         "ADDITIONAL INSURED" is defined in Section D of Annex D to the Lease.

         "AFFILIATE" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For purposes of this definition, "CONTROL" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise and "CONTROLLING," "CONTROLLED BY" and "under common control with" have correlative meanings.

         "AFTER-TAX BASIS" with respect to any payment to be received or accrued by any Person, the amount of such payment adjusted, if necessary, so that such payment, after taking into account all Taxes payable to any taxing authority as a result of the receipt or accrual of such payments and any savings in Taxes with respect to the indemnified Taxes or other liability in respect of which such payment is due, shall be equal to the payment to be received or accrued.

         "AIRCRAFT" means, collectively, the Airframe and Engines.

         "AIRCRAFT BILL OF SALE" means the full warranty bill of sale covering the Aircraft delivered by the Lessee to Owner Trustee on the Closing Date.

         "AIRCRAFT DOCUMENTS" means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required by the FAA (or the relevant Aviation Authority) to be maintained with respect to the Aircraft, Airframe, Engines or Parts; and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time made, or required to be made, by the FAA (or other Aviation Authority) regulations, and in each case in whatever form and by whatever means or medium (including, without limitation, microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by or on behalf of Lessee (PROVIDED, that all such materials shall be maintained in the English language).

         "AIRCRAFT WARRANTY AGREEMENT": means the Aircraft Warranty Agreement, dated as of _______, 2001, between the [Airframe Manufacturer and Security Trustee.]

         "AIRFRAME" means (a) the Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft (excluding Engines or engines from time to time installed thereon) manufactured by Airframe Manufacturer and identified by Airframe Manufacturer's model number, United States registration number and Airframe Manufacturer's serial number set forth in Lease Supplement No. 1 and any Replacement Airframe and (b) any and all Parts incorporated or installed in or attached or appurtenant to such airframe, and any and all Parts removed from such airframe, unless title to such Parts shall not be vested in Lessor in accordance with
Section 8.1 and Annex C of the Lease. Upon substitution of a Replacement Airframe under and in accordance with the Lease, such Replacement Airframe shall become subject to the Lease and shall be the "Airframe" for all purposes of the Lease and the other Operative Agreements and thereupon the Airframe for which the substitution is made shall no longer be subject to the Lease, and such replaced Airframe shall cease to be the "Airframe."

         "AIRFRAME INTERCHANGE AGREEMENT" means an agreement between the Lessee (or a Permitted Sublessee) and another air carrier which qualifies as a Permitted Air Carrier pursuant to which they agree to provide passenger service to multiple destinations under circumstances where the Airframe may be operated by and in the possession of such other air carrier for a period not to exceed seven consecutive days subject to extension in the event of unforeseen circumstances.

         "AIRFRAME MANUFACTURER" means Embraer-Empresa Brasileira de Aeronautica S.A., a Brazilian corporation.

         "APPRAISAL" is defined in Section 5.1.2(xvi) of the Participation Agreement.

         "APPRAISER" means a firm of internationally recognized, independent aircraft appraisers.

         "ASSIGNMENT" has the meaning specified in Section 10.1.3(b)(2) of the Participation Agreement.

         "AVIATION AUTHORITY" means the FAA or, if the Aircraft is permitted to be, and is, registered with any other Government Entity under and in accordance with Section 7.6.11 of the Participation Agreement, such other Government Entity.

         "BANK" means Wells Fargo Bank Northwest, National Association, a national banking association, not in its capacity as Owner Trustee under the Trust Agreement, but in its individual capacity.

         "BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C.ss. 101 ET SEQ.

         "BANKRUPTCY DEFAULT" means a Lease Default under Section 14.5 of the Lease.

          "BANKRUPTCY EVENT" means with respect to any Person, any of the following events:

         (a) such Person shall consent to the appointment of or the taking of possession by the receiver, trustee or liquidator of itself or of substantially all of its property, or such Person shall admit in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors; or

         (b) such Person shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a proceeding under the Bankruptcy Code (as in effect at such time) or such Person shall seek relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time) or such Person's board of directors shall adopt a resolution authorizing any of the foregoing; or

         (c) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of such Person, a receiver, trustee or liquidator of such Person or of substantially all of its property, or sequestering substantially all of the property of such Person, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

         (d) a petition against such Person in a proceeding under the Bankruptcy Code (as in effect at such time) or any other bankruptcy laws or other insolvency laws, shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to such Person, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Person or of substantially all of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days.

         "BASE LEASE TERM" means the period beginning on and including the Closing Date and ending on the Scheduled Expiration Date, or such earlier date on which the Term terminates in accordance with the provisions of the Lease.

         "BASIC RENT" means the rent payable for the Aircraft pursuant to
Section 3.2.1 of the Lease.

         "BILLS OF SALE" means the FAA Bill of Sale and the Aircraft Bill of
Sale.

         "BFE": means all buyer furnished equipment, if any, installed on the Aircraft on the Date of Actual Delivery or to be installed thereafter, and listed in an attachment to the BFE Bill of Sale.

         "BFE BILL OF SALE": means a Bill of Sale, if there is any BFE, dated the Closing Date executed by the Lessee in favor of the Airframe Manufacturer (and covering the BFE for the Aircraft).

          "BNDES" means Banco Nacional de Desenvolvimento Economico e Social, a Brazilian Federal public company with its principal place of business in Brasilia, Distrito Federal, Federative Republic of Brazil, and main offices in the City of Rio de Janeiro, at Avenida Republica do Chile, No. 100 CEP 20139-900
- Rio de Janeiro - RJ, Brazil 20-139-900 registered in the General Register of Taxpayers under the number 33.657.248/0001-89.

         "BRAZIL": means the Federative Republic of Brazil.

         "BRAZILIAN CURRENCY EQUIVALENT" has the meaning set forth in Section 4.2(b) of the Participation Agreement.

         [*]

         [*]

         "BREAKAGE COST" means the amount of the difference (if positive) between (i) the benefit actually received by the Lender or BNDES, as the case may be, pursuant to any export benefit program of the Brazilian government (the "Export Benefit"), adjusted pursuant to applicable regulations, minus (ii) the Export Benefit that the Lender or BNDES, as the case may be, would have received had the maturity of the Loan at the time the Loan was advanced been the date to which such maturity is accelerated; provided, however , that the Breakage Cost shall be adjusted to reflect any charges imposed upon the Lender or BNDES pursuant to applicable regulations in Brazil by reason of any late payment made under the Loan including any penalty and fines that may be charged by the Brazilian Central Bank; provided, further, however, that if the whole amount of the outstanding Loan is assigned pursuant to an Assignment, other than to a Brazilian Lender, no Breakage Cost regarding the Export Benefit shall thereafter apply to such Loan; otherwise, if a partial Assignment of the Loan is made, other than to a Brazilian Lender, the Breakage Cost applies only to the non-transferred portion of the Loan held by a Brazilian Lender.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Indianapolis, Indiana, Rio De Janeiro, Brazil or the city and the state in which the Corporate Trust Department is located.

         "CASH AND INVESTMENTS": means cash, cash equivalents, instruments, investments and securities, including Permitted Investments.

         "CHANGE IN CONTROL": as defined in Section 13 of the Lease.

         [*]

         "CHAUTAUQUA" means Chautauqua Airlines, Inc., a New York corporation.

         "CITIZEN OF THE UNITED STATES" is defined in Section 40102(a)(15) of the Act and in the FAA Regulations.

--------
* Confidential

         "CLOSING" means the occurrence of the following concurrent events: (i) sale of the Aircraft to the Owner Trustee and the filing of the FAA Bill of Sale with the FAA in connection therewith; (ii) lease of the Aircraft by Owner Trustee to Lessee pursuant to the Lease; and (iii) completion of the other events contemplated by the Participation Agreement to occur at the Closing.

         "CLOSING DATE" means the Business Day specified in Lease Supplement No. 1 as the Closing Date, which shall be the date on which the Closing occurs.

         "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

         "CODE-SHARE AGREEMENT" means an agreement of the Lessee pursuant to which it is entitled to fly under another carrier's Designator Code.

         "COLLATERAL" has the meaning specified in Section 2 of the Security Agreement.

         "COLLATERAL DOCUMENTS" shall mean the Lease, each Lease Supplement, the Purchase Agreement (to the extent assigned pursuant to the Purchase Agreement Assignment), each Permitted Sublease (to the extent assigned under a Sublease Assignment), each Sublease Assignment, and the Bills of Sale.

         "COMMITMENT" means, for any Participant, the amount of its participation in the payment of Lessor's Cost as set forth in Schedule 2 to the Participation Agreement, subject, in the case of the Lender, to the additional provisions of the Funding Agreement.

         "COMMITMENT PERIOD" means the period in which the Comitment of a Participant is in effect.

         "COMMITMENT TERMINATION DATE" means, for the Owner Participant, the date specified in Schedule 3 to the Participation Agreement.

         "COMMONLY CONTROLLED ENTITY": means an entity, whether or not incorporated, that is under common control with the Lessee within the meaning of
Section 4001 of ERISA or is part of a group that includes the Lessee and that is treated as a single employer under Section 414 of the Code.

         "CONSENT AND AGREEMENT" means the Manufacturer Consent and Agreement (CH_____) dated as of even date with the Participation Agreement, of Airframe Manufacturer relating to the Aircraft.

"CORPORATE TRUST OFFICE" or "Trust Department" means the principal corporate trust office of Owner Trustee located from time to time at Owner Trustee's address for notices under the Participation Agreement or such other office at which Owner Trustee's corporate trust business shall be principally administered which Owner Trustee shall have specified by notice in writing to Lessee, Security Trustee and Lender.

         "CRAF" means the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C. ss. 9511-13 or any similar substitute program.

         "DEBT" means any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction or any other liabilities evidenced or to be evidenced by bonds, debentures, notes or other similar instruments.

         "DEBT RATE" means the interest rate per annum for the Loan set forth in
Schedule I to the Loan Agreement.

         "DEBTOR" means Owner Trustee.

         [*]

         "DELAYED CLOSING DATE" means a delayed Closing Date notified to each Participant, Owner Trustee and Security Trustee by Lessee pursuant to Section
4.3 of the Participation Agreement, which delayed Closing Date shall be a Business Day not later than the Commitment Termination Date and, in the case of the Lender, a date on which the Loan may be borrowed under the terms and conditions of the Funding Agreement.

         "DELIVERY DATE" or "DATE OF ACTUAL DELIVERY" means that date on which the Aircraft is or was delivered by the Airframe Manufacturer to the Lessee.

         "DESIGNATOR CODE" means the airline designations originally allotted and administered pursuant to Agreements CAB 24606 and 26056.

         "DIRECT LOANS": as defined in the Funding Agreement.

         "DOLLARS," "UNITED STATES DOLLARS" or "$" means the lawful currency of the United States.

         "DOT" means the Department of Transportation of the United States or any Government Entity succeeding to the functions of such Department of Transportation.

         "ENGINE" means (a) each of the two [Rolls Royce] Allison [AE3007A1/3] [AE3007A1/P]-series engines manufactured by Engine Manufacturer and identified by Engine Manufacturer's model number and Engine Manufacturer's serial number set forth in Lease Supplement No. 1, and any Replacement Engine, in any case whether or not from time to time installed on such Airframe or installed on any other airframe or aircraft, and (b) any and all Parts incorporated or installed in or attached or appurtenant to such engine, and any and all Parts removed from such engine, unless title to such Parts shall not be vested in Lessor in accordance with Annex C of the Lease. Upon substitution of a Replacement Engine under and in accordance with the Lease, such Replacement Engine shall become subject to the Lease and shall be an "Engine" for all purposes of the Lease and the other Operative Agreements and thereupon the Engine for which the substitution is made shall no longer be subject to the Lease, and such replaced Engine shall cease to be an "Engine."

         "ENGINE MANUFACTURER": means Rolls-Royce Company, formerly known as Allison Engine Company, Inc., a Delaware corporation.

--------
* Confidential

         "ENGINE WARRANTY AGREEMENT": means the Engine Warranty Assignment Agreement and Consent, dated as of______, 2001, among [the Lessee, the Engine Manufacturer, the Owner Trustee and the Security Trustee.]

         "EQUIPMENT" means the Aircraft, the Airframe, any Engine and/or any Part.

         "EQUITY ADVISOR" has the meaning provided in Schedule 3 to the Participation Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974 as amended.

         "EVENT OF LOSS" means, with respect to the Aircraft, Airframe or any Engine, any of the following circumstances, conditions or events with respect to such property, for any reason whatsoever:

                  (a) the destruction of such property, damage to such property beyond economic repair or rendition of such property permanently unfit for normal use by Lessee;

                  (b) the actual or constructive total loss of such property or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

                  (c) any theft, hijacking or disappearance of such property for a period of 90 consecutive days or more or, if earlier, the end of the Term;

                  (d) any seizure, condemnation, confiscation, taking or requisition (including loss of title) of such property by any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for a period exceeding 90 consecutive days or, if earlier, at the end of the Term;

                  (e) any seizure, condemnation, confiscation, taking or requisition of use of such property by the U.S. Government that continues until the last day of the Term, provided that no such Event of Loss shall exist if Lessor shall have elected not to treat such event as an Event of Loss pursuant to Section 10.6 of the Lease; and

                  (f) as a result of any law, rule, regulation, order or other action by the Aviation Authority or by any Government Entity of the government of registry of the Aircraft or by any Government Entity otherwise having jurisdiction over the operation or use of the Aircraft, the use of such property in the normal course of Lessee's business of passenger air transportation is prohibited for a period of 90 consecutive days, unless Lessee, prior to the expiration of such 90 day period, shall have undertaken and shall be diligently carrying forward such steps as may be necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use shall have been prohibited for a period of 365 days, provided that no Event of Loss shall be deemed to have occurred if such prohibition has been applicable to Lessee's (or a Permitted Sublessee's) entire U.S. fleet of such property and Lessee (or a Permitted Sublessee), prior to the expiration of such 365-day period, shall have conformed at least one unit of such property in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward, in a manner which does not discriminate against such property in so conforming such property, steps which are necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use shall have been prohibited for a period of three years or such use shall be prohibited at the expiration of the Term.

         [*]

          "EXPENSES" means any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel, accountants, appraisers, inspectors or other professionals, and costs of investigation).

         "FAA" means the Federal Aviation Administration of the United States or any Government Entity succeeding to the functions of such Federal Aviation Administration.

         "FAA BILL OF SALE" means a bill of sale for the Aircraft on AC Form 8050-2 (or such other form as may be approved by the FAA) delivered to Owner Trustee on the Closing Date by the Lessee.

         "FAA FILED DOCUMENTS" means the Lease, Lease Supplement No. 1, the Security Agreement, the Trust Agreement, the FAA Bill of Sale and an application for registration of the Aircraft with the FAA under the Act on AC Form 8050-1(or such other form as may be approved by the FAA) in the name of Owner Trustee.

         "FAA REGULATIONS" means the Federal Aviation Regulations issued or promulgated pursuant to the Act from time to time.

         "FAIR MARKET RENTAL VALUE" means the fair market rental value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing lessee under no compulsion to lease, and an informed and willing lessor under no compulsion to lease, the Aircraft, for the applicable Renewal Lease Term, assuming that (a) the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease, (b) payments of rent would be made quarterly, and (c) the Aircraft would be leased during any such Renewal Term on the same terms and conditions as are set forth in the Lease with respect to the Base Lease Term.

         "FAIR MARKET SALES VALUE" means the fair market sales value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing buyer under no compulsion to buy, and an informed and willing seller under no compulsion to sell, the Aircraft, in a transaction that would close on or about the relevant time of determination, assuming (except as otherwise provided in Section 15.4 of the Lease) that (a) the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease and (b) the Aircraft would be delivered to such informed and willing buyer in the return condition required by the Lease.

         "FINAME" as defined in the recitals to the Participation Agreement.

--------
* Confidential

         "FINANCING STATEMENTS" means, collectively, UCC-1 financing statements
(i) covering the Collateral containing the required information for Owner Trustee, as debtor, showing Security Trustee as secured party, for filing in Utah and each other jurisdiction that is necessary or, in the opinion of Security Trustee, is reasonably desirable to, perfect its Lien of the Security Agreement and (ii) covering the Lease and the Aircraft, as a precautionary matter, by Lessee, as debtor/lessee, showing Owner Trustee as secured party/lessor and Security Trustee as assignee of Owner Trustee, for filing in New York and each other jurisdiction that is necessary or, in the opinion of Owner Trustee and Security Trustee, is reasonably desirable to perfect the Security Trustee's Lien under the Security Agreement.

         "FLY-AWAY-FACTORY CONDITION" with respect to any Aircraft, that such Aircraft is or was accepted by Lessee from the Airframe Manufacturer on the Delivery Date as new and in compliance with the Purchase Agreement, subject to unsatisfied delivery discrepancies that the Airframe Manufacturer agrees or agreed to remedy.

         "FUNDING AGREEMENT": means the Funding Agreement, dated as of December 27, 2001, between Lender and the Lessee.

         "GAAP" means generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as such principles may at any time or from time to time be varied by any applicable financial accounting rules or regulations issued by the SEC and, with respect to any person, shall mean such principles applied on a basis consistent with prior periods except as may be disclosed in such person's financial statements.

         "GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

         "HOLDBACK PERIOD" has the meaning given to such term in Section 3.1 of the Security Agreement.

         "HOLIDAY DATE" has the meaning given to such term in Schedule 1 to the Lease.

         "HOLIDAY TERM" has the meaning given to such term in Schedule 1 to the Lease.

          "INDEMNITEE" means (i) Bank and Owner Trustee, (ii) Security Trustee Bank, and Security Trustee, (iii) each separate or additional trustee appointed pursuant to the Trust Agreement or the Security Agreement, (iv) each Participant, (v) the Trust Estate, (vi) each Affiliate of the persons described in clauses (i) through (iv), inclusive, (vii) the respective directors, officers, employees, agents and servants of each of the persons described in clauses (i) through (iv) inclusive and in clause (vi) and (viii), the successors and permitted assigns of the persons described in clauses (i) through (iv), inclusive, and in clauses (vi) and (vii). If any Indemnitee is Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either thereof, such Person shall be an Indemnitee only in its capacity as Owner Participant or Lender.

         "INTEREST RATE" has the meaning given to such term in SECTION 2.04(b) of the Loan Agreement.

         "IRS" means the Internal Revenue Service of the United States or any Government Entity succeeding to the functions of such Internal Revenue Service.

         "LAW" means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

         "LEASE" OR "LEASE AGREEMENT" means the Lease Agreement (CH____) dated as of even date with the Participation Agreement, between Owner Trustee and Lessee.

         "LEASE DEFAULT" means any condition, circumstance, act or event that, with the giving of notice, the lapse of time or both, would constitute a Lease Event of Default.

         "LEASE EVENT OF DEFAULT" means any one or more of the conditions, circumstances, acts or events set forth in Section 14 of the Lease.

         "LEASE SUPPLEMENT" means a supplement to the Lease, in the form of Exhibit A-1 to the Lease.

         "LENDER" means the Person executing the Participation Agreement as "Lender" and each other transferee deemed a "Lender" under Section 10.2 of the Participation Agreement.

         "LEASE SUPPLEMENT NO. 1" means the initial Lease Supplement, dated the Closing Date.

         "LESSEE" means Chautauqua Airlines, Inc., a New York corporation.

         "LESSEE OPERATIVE AGREEMENTS" means the Participation Agreement, the Lease, Lease Supplement No. 1, any Permitted Lease, any Sublease Assignment, and the Tax Indemnity Agreement.

         "LESSEE PERSON" means Lessee, any sublessee, assignee, successor or other user or person in possession of the Aircraft, Airframe or an Engine during the Term with or without color of right, or any Affiliate of any of the foregoing (excluding any Tax Indemnitee or any related Tax Indemnitee with respect thereto, or any person using or claiming any rights with respect to the Aircraft, Airframe or an Engine directly by or through any of the persons in this parenthetical, but not excluding any Person claiming directly or indirectly through or under the Lease).

         "LESSOR" means Owner Trustee in its capacity as lessor under the Lease.

         "LESSOR LIEN" means, with respect to any person and in respect of any property (including, without limitation, the Trust Estate, the Collateral, the Aircraft, Airframe, Engines, Parts or Aircraft Documents) or any payments, any Lien on such property or payments which

(a) arises from claims against such person (if such person is a trustee, whether in its individual capacity or in its capacity as a trustee) not related to any of the transactions contemplated by the Operative Agreements, (b) results from acts or omissions of such person (if such person is a trustee, whether in its individual capacity or in its capacity as a trustee) in violation of such person's obligations under any of the terms of the Operative Agreements, or not related to the transactions contemplated by the Operative Agreements, (c) is imposed as a result of Taxes against such person (if such person is a trustee, whether in its individual capacity or in its capacity as a trustee) or any of its Affiliates not required to be indemnified by Lessee under the Participation Agreement, or (d) claims against such person arising out of any transfer by such person of its interest in the Aircraft, the Trust Estate or the Operative Agreements, other than a Transfer permitted by the terms of the Operative Agreements or pursuant to the exercise of remedies set forth in Section 15 of the Lease.

         "LESSOR'S COST" means the amount indicated in the Manufacturer's Invoice to be paid by Owner Trustee to Airframe Manufacturer to purchase the Aircraft pursuant to the Participation Agreement, and is designated by Dollar amount in Schedule 3 to the Participation Agreement.

         "LEVERAGED LEASING LOAN": as defined in the Funding Agreement.

         "LIABILITIES" means the obligation of Owner Trustee to pay principal and interest on the Loan, any Breakage Cost and all other obligations and indemnities of Owner Trustee to Lender arising under the Operative Agreements, whether now or hereafter existing.

         [*]

         "LIEN": means any mortgage, pledge, lien, charge, claim, encumbrance, lease or security interest affecting title to or any interest in property.

         "LOAN" means the Loan evidenced by the Note.

         "LOAN AGREEMENT" means the Loan Agreement (CH_____), dated as of the date of the Participation Agreement, between Owner Trustee and the Lender.

         "LOAN MATURITY DATE" means the date specified as such in Schedule I to the Loan Agreement.

         "LOAN  SECURED OBLIGATIONS" shall mean the Secured Obligations.

         "LOAN DEFAULT" means any event or condition that with the giving of notice or the lapse of time or both would become a Loan Event of Default.

         "LOAN DOCUMENTS" has the meaning given such term in the Funding Agreement.

         "LOAN EVENT OF DEFAULT" has the meaning given to such term in SECTION
4.01 of the Loan Agreement.

         "LOAN PARTICIPANTS": as defined in Section 10.1.3 of the Participation Agreement.

--------
* Confidential

         "LOAN PAYMENT DATE" means (1) each Payment Date during the Loan Term and (2) the Loan Termination Date.

         "LOAN TERM" means the period commencing on the Closing Date and ending on the Loan Termination Date.

         "LOAN TERMINATION DATE" means the earlier of (1) the Maturity Date or
(2) the date upon which all amounts due to Lender under the Note and all Liabilities shall be payable in full in accordance with the terms of the Loan Agreement and of the Note and the other Operative Agreements.

         "LOSS PAYMENT DATE" means the date on which payment is due pursuant to
Section 10.1.2(a)(i) of the Lease.

         "MAINTENANCE PROGRAM is defined in Annex C to the Lease.

         "MANDATORY MODIFICATION" has the meaning set forth in Annex C of the Lease Agreement.

         "MANUFACTURER'S INVOICE" means the invoice of the Manufacturer setting forth the purchase price of the Aircraft (which shall be the Net Aircraft Cost).

         [*]

         "MATERIAL CHANGE" means, with respect to any person, any event, condition or circumstance that materially and adversely affects such person's business or consolidated financial condition, or its ability to observe or perform its obligations, liabilities and agreements under, or affect the validity or enforceability of the Operative Agreements.

         "MATURITY DATE" means the date specified as the "Loan Maturity Date" in
Schedule I to the Loan Agreement.

         "MINIMUM LIABILITY AMOUNT" is defined in Schedule 1 to the Lease.

          "NET AIRCRAFT COST" means, for the Aircraft, the Relevant Net Aircraft Cost (as defined in the Funding Agreement) for the Aircraft.

         "NET ECONOMIC RETURN" means the Owner Participant's net after-tax yield utilizing the multiple investment sinking fund method of analysis and aggregate net after-tax cash flow, computed on the basis of the same methodology and assumptions as were utilized by the initial Owner Participant in determining Basic Rent, Stipulated Loss Value percentages and Termination Value percentages, as of the Closing Date.

         "NET PRESENT VALUE OF RENTS" means the present value, as of the date of determination, discounted at [*] per annum, compounded semiannually to the date of determination, of all unpaid Basic Rent payments during the then-remaining portion of the Base Lease Term, expressed as a percentage of Lessor's Cost.

--------
* Confidential

         "NET WORTH" means, for any person, the excess of its total assets over its total liabilities in accordance with GAAP.

         "NEW DEBT" means debt securities in an aggregate principal amount specified in the Refunding Information.

         "NON-U.S. PERSON" means any Person other than a United States person, as defined in Section 7701(a)(30) of the Code.

         "NOTE" means the promissory note of Owner Trustee to be issued to Lender pursuant to SECTION 2.02(a) of the Loan Agreement and any subsequent promissory note or notes issued in substitution or replacement thereof pursuant to SECTION 2.03(a) of the Loan Agreement.

         "OBSOLETE PARTS" is defined in Section D of Annex C to the Lease.

         "OFFICER'S CERTIFICATE" means, in respect of any party to the Participation Agreement, a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant or Staff Vice President), any Director, the Treasurer or the Secretary of such party.

         "OPTIONAL MODIFICATION" has the meaning set forth in Annex C of the Lease Agreement.

         "OPERATIVE AGREEMENTS" means, collectively, the Participation Agreement, the Trust Agreement, the Purchase Agreement Assignment, the Engine Warranty Agreement, the Aircraft Warranty Agreement, the Lease, Lease Supplement No. 1, each Permitted Sublease, each Sublease Assignment, the Security Agreement, the Bills of Sale, the Tax Indemnity Agreement, the Loan Agreement and the Note.

         "OP JURISDICTION" is defined in Schedule 3 to the Participation Agreement.

         "ORIGINATION FEE" has the meaning set forth in Section 2.1 of the Loan Agreement.

         "OWNER PARTICIPANT" means the person executing the Participation Agreement as "Owner Participant" or any transferee deemed an "Owner Participant" under Section 10.2 of the Participation Agreement.

         "OWNER PARTICIPANT AGREEMENTS" means, collectively, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement.

         "OWNER PARTICIPANT'S PERCENTAGE" means the percentage of Lessor's Cost allocated to the Owner Participant in Schedule 2 to the Participation Agreement.

         "OWNER TRUSTEE" means Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity, except as expressly provided in any Operative Agreement, but solely as Owner Trustee under the Trust Agreement.

         "OWNER TRUSTEE AGREEMENTS" means, collectively, the Participation Agreement, the Lease, Lease Supplement No. 1, the Trust Agreement, any Sublease Assignment, the Security Agreement, the Loan Agreement, the Note and the Purchase Agreement Assignment.

         "PARTICIPANTS" means, collectively, Owner Participant and the Lender and "Participant" means Owner Participant or Lender, individually.

         "PARTICIPATION AGREEMENT" means the Participation Agreement (CH____) dated as of _____, 2001 among Lessee, Lender, Owner Participant, Owner Trustee and Security Trustee.

         "PARTS" means all appliances, parts, components, avionics, landing gear, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any Removable Parts leased by Lessee from a third party other than Lessor or subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to the Airframe or any Engine.

         "PAYMENT DATE" means each [__________] and [__________] during the Term, commencing with the first such date to occur after the Closing Date and the Maturity Date.

         "PAYMENT DEFAULT" means the failure by Lessee to pay any amount of Basic Rent, Renewal Rent, Stipulated Loss Value or Termination Value when due.

         "PAYMENT DUE RATE" means the Default Rate.

         "PAYMENT PERIOD" means each of the consecutive periods during the Term ending on a Payment Date, the first such period commencing on and including the Closing Date.

          "PERMITTED AIR CARRIER" means (i) any Permitted Foreign Air Carrier,
(ii) any other Person approved in writing by Lessor, or (iii) any U.S. Air Carrier.

         "PERMITTED COUNTRY" means a country listed on Schedule 5 to the Lease.

         "PERMITTED FOREIGN AIR CARRIER" means any air carrier with its principal executive offices in any Permitted Country and which is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft under the applicable Laws of such Permitted Country.

         "PERMITTED GOVERNMENT ENTITY" means the U.S. Government.

         "PERMITTED INSTITUTION" means any Person (other than, without Lessee's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder or Affiliate of any of the foregoing), in each case (a) with a tangible net worth of at least $25,000,000 (or $50,000,000 if such Permitted Institution is an "Owner Participant" under Related Operative Agreements covering five (5) or more aircraft) and (b) which is not an Affiliate of Lessee.

         "PERMITTED INVESTMENTS" means the following securities (which shall mature within 90 days of the date of purchase thereof): (a) direct obligations of the U.S. Government; (b) obligations fully guaranteed by the U.S. Government;
(c) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, Owner Trustee, Security Trustee or any bank, trust company or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of "C" or better from the Thomson BankWatch Service; (d) commercial paper of any issuer doing business under the Laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Rating Services or Moody's Investors Service, Inc. equal to A1 or higher; or (e) shares in money market mutual or similar funds which invest substantially in assets satisfying the requirements of clauses (a) through (d) of this definition.

         "PERMITTED LIEN" means any Lien described in clauses (a) through (g), inclusive, of Section 6 of the Lease.

         "PERMITTED SUBLEASE" means a sublease or sub-sublease permitted under
Section 7.2.7 of the Lease.

         "PERMITTED SUBLESSEE" means the sublessee or sub-sublessee under a Permitted Sublease.

         "PERSONS" OR "PERSONS" means individuals, firms, partnerships, joint ventures, trusts, trustees, Government Entities, organizations, associations, corporations, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

         "PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA, or any plan within the meaning of Section 4975(e)(1) of the Code.

         "PRELIMINARY NOTICE" is defined in Section 17.1 of the Lease.

         "PROCEEDS" shall have the meaning given in Section 9-306 of the Uniform Commercial Code (or successor provision) as in effect from time to time in the State of New York.

         "PURCHASE AGREEMENT" the EMB-145 Purchase Agreement Number GCT-025/98 dated as of November 12, 1998 between the Airframe Manufacturer and Solitair Corp., to the extent assigned pursuant to the Purchase Agreement Assignment.

         "PURCHASE AGREEMENT ASSIGNMENT" means the Purchase Agreement Assignment (_____), dated as of even date with the Participation Agreement, between Lessee and Owner Trustee.

         "PURCHASE DATE" means the last Business Day of the Base Lease Term or any Renewal Lease Term, as specified in any Purchase Notice.

         "PURCHASE NOTICE" is defined in Section 17.3.1 of the Lease.

         "PURCHASE PRICE CAP" means the amount specified as such in Schedule 1 to the Lease.

         "REFUNDING CERTIFICATE" means a certificate of an authorized representative of Owner Participant delivered pursuant to Section 11.1.1 of the Participation Agreement, setting forth (a) the Refunding Date and (b) the following information, subject to the limitations set forth in

Section 11 of the Participation Agreement: (i) the principal amount of debt to be issued by Owner Trustee on the Refunding Date, (ii) the proposed adjusted debt/equity ratio and (iii) the proposed revised schedules of Basic Rent, Stipulated Loss Value percentages and Termination Value percentages, and the proposed amortization schedule of the new debt, calculated in accordance with
Section 3.2.3 of the Lease.

         "REFUNDING DATE" means the proposed date on which the outstanding Note will be redeemed and refinanced pursuant to Section 11 of the Participation Agreement.

         "REFUNDING INFORMATION" means the information set forth in the Refunding Certificate (other than the Refunding Date) as such information may have been revised by any verification procedures demanded by Lessee pursuant to
Section 3.2.3(c) of the Lease.

         "REGISTER" has the meaning specified in Section 5.07(c) of the Loan Agreement.

         "RELATED LEASES" shall mean the aircraft leases included in Related Operative Agreements.

         "RELATED OPERATIVE AGREEMENTS": shall mean the "Operative Agreements" as defined in any leveraged lease transaction entered into pursuant to the Funding Agreement in which the Owner Participant or an Affiliate of the Owner Participant is the "Owner Participant" thereunder.

         "RELATED NOTES" means notes issued under the Related Operative Agreements.

         "RELEVANT LOAN AGREEMENT" has the meaning specified in the Funding Agreement.

         "REMOVABLE PART": has the meaning set forth in Section D of Annex C of the Lease.

         "RENEWAL LEASE TERM" means each two year term for which the Lease is extended by Lessee, if any, pursuant to the first or second such extensions in accordance with Section 17 of the Lease.

         "RENEWAL NOTICE" is defined in Section 17.2.1 of the Lease.

         "RENEWAL RENT" for the Aircraft means the rent payable therefor in respect of a Renewal Lease Term determined pursuant to Section 17.2.2 of the Lease.

         "RENT" means, collectively, Basic Rent, Renewal Rent and Supplemental Rent.

         "REPLACEMENT AIRCRAFT" means Aircraft of which a Replacement Airframe is part.

         "REPLACEMENT AIRFRAME" means any airframe substituted for the Airframe pursuant to Section 10 of the Lease.

         "REPLACEMENT ENGINE" means an engine substituted for an Engine pursuant to Section 10 of the Lease.

          "REQUIREMENT OF LAW": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RETURN ACCEPTANCE SUPPLEMENT" means a Return Acceptance Supplement, dated as of the date the Aircraft is returned to Lessor pursuant to Section 5 of the Lease, by Lessor and Lessee substantially in the form of Exhibit A-2 to the Lease.

         "SCHEDULED CLOSING DATE" means the expected Closing Date notified to Lessee, each Participant, Owner Trustee and Security Trustee by Lessee pursuant to Section 4.1 of the Participation Agreement, which expected Closing Date shall be a Business Day not later than the Commitment Termination Date.

         "SCHEDULED EXPIRATION DATE" is defined in Schedule 1 to the Lease.

         "SCHEDULED RENEWAL TERM EXPIRATION DATE" means, in the case of the first Renewal Lease Term, the second anniversary of the Scheduled Expiration Date, and in the case of the second Renewal Lease Term, the fourth anniversary of the Scheduled Expiration Date.

         "SEC" means the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.

         "SECTION 1110" means 11 U.S.C. ss. 1110 of the Bankruptcy Code or any successor section of the federal bankruptcy Law in effect from time to time.

         "SECTION 1110 AGREEMENT" means a written agreement of the debtor to perform referred to in Section 1110(a)(2)(A) of the Bankruptcy Code that, without further review or modification, qualifies under Section 1110 to keep the automatic stay provided by Section 362 of the Bankruptcy Code in effect with respect to the Aircraft.

         "SECTION 1110 AIR CARRIER" a Person holding an air carrier operating certificate issued pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; and

         "SECTION 1110 EVENT" means the institution of reorganization proceedings with respect to Lessee under Chapter 11 of the Bankruptcy Code and thereafter so long as the Section 1110 Period continues.

          "SECTION 1110 PERIOD": means the continuous period of (i) 60 days specified in Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period, if any, agreed to under Section 1110(b) of the Bankruptcy Code), plus
(ii) an additional period, if any, commencing with the trustee or debtor-in-possession in such proceeding entering into with court approval a
Section 1110 Agreement within such 60 days (or longer period as agreed) and continuing until such time as such trustee or debtor-in-possession ceases to fully perform its obligations thereunder with the result that the period during which the Owner Trustee is prohibited from repossessing the Aircraft under the Lease comes to an end; PROVIDED that, at all times on and after such 60 day period, all cures specified in Section 1110(a)(2)(B) of the Bankruptcy Code have been timely and fully made and performed.

         "SECURED OBLIGATIONS" shall mean, collectively, unpaid principal of and interest on the Loan and the Note and all other obligations and liabilities of
(x) Owner Trustee (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loan and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to Owner Trustee, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to Lender or Security Trustee, or any Security Agreement Indemnitee and (y) Lessee to Lender, Security Trustee or any Security Agreement Indemnitee, under the Operative Agreements, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under or out of the Loan Agreement, the Security Agreement or the other Operative Agreements, in each case whether on account of principal, interest, Breakage Cost, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to Lender that are required to be paid by Owner Trustee pursuant to the terms of any of the foregoing agreements).

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIZATION" has the meaning specified in Section 10.1.3(b)(2) of the Participation Agreement.

         "SECURITIZATION RATE" means the weighted average coupon rate of the debt issued in the Securitization transaction, which the Lender shall certify to the Security Trustee and to the Lessee at the request of either of them.

         "SECURITY" means a "security" as defined in Section 2(1) of the Securities Act.

         "SECURITY AGREEMENT" means the Aircraft Security Agreement (_____), dated as of the date of the Participation Agreement between Owner Trustee and the Security Trustee.

         "SECURITY AGREEMENT INDEMNITEE" means each Indemnitee other than (i) Bank and Owner Trustee, (ii) any separate or additional trustee under the Trust Agreement, (iii) the Owner Participant, and (iv) Indemnitees in respect of the foregoing Persons named in clauses (vi), (vii) and (viii) of the definition of the term "Indemnitees".

         "SECURITY AGREEMENT SUPPLEMENT" means any supplement to the Security Agreement from time to time executed and delivered in accordance with the Security Agreement.

         "SECURITY TRUSTEE" means JPMorgan Chase Bank, a New York banking corporation, as security trustee under the Security Agreement.

         "SECURITY TRUSTEE AGREEMENTS" means the Participation Agreement, the Engine Warranty Agreement, the Security Agreement, and the Sublease Assignment (if any) dated the date of the Participation Agreement.

         "SECURITY TRUSTEE BANK" means JPMorgan Chase Bank in its individual capacity, as Security Trustee.

         "SIMILAR AIRCRAFT" is defined in Schedule 1 to the Lease.

         "SLV RATE" is defined in Schedule 1 to the Lease.

         "SOLITAIR": has the meaning given in the Recitals to the Participation Agreement.

         [*]

         "SPECIAL PURCHASE DATE" and "SPECIAL PURCHASE PRICE" are defined in
Schedule 1 to the Lease.

         "STIPULATED LOSS VALUE" means, with respect to the Aircraft, (a) during the Base Lease Term, the amount determined by multiplying (i) the percentage set forth in Schedule 3 to the Lease (as adjusted from time to time in accordance with Section 3.2.3 of the Lease) opposite the Stipulated Loss Value Date by (ii) Lessor's Cost, (b) during any Renewal Lease Term, the amount determined pursuant to Section 17.2.3 of the Lease and (c) during any extension of the Term pursuant to the proviso to the definition of "Term", the Stipulated Loss Value immediately prior to the commencement of such extension. Notwithstanding anything to the contrary in any Operative Agreement, Stipulated Loss Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Note prior to such date), the aggregate unpaid principal amount of the Loan outstanding as of such date, together with accrued and unpaid interest on the Loan as of such date.

         "STIPULATED LOSS VALUE DATE" means, for any month, the day in such month indicated in Schedule 3 to the Lease.

         "SUBLEASE ASSIGNMENT" means a Sublease Assignment, substantially in the form of Exhibit B to the Lease covering the assignment of a Permitted Sublease.

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

         "SUBSTANTIAL PART" means, with respect to a Loan at any time, 90% or more of the then remaining cash flow scheduled to be paid with respect to such Loan.

         "SUPPLEMENTAL RENT" means, without duplication all amounts, liabilities, indemnities and obligations (other than Basic Rent or Renewal Rent but including Breakage Cost, if any) that Lessee assumes or becomes obligated to or agrees to pay under any Lessee Operative Agreement to or on behalf of Lessor or any other person, including, without limitation, payments of Stipulated Loss Value, Termination Value and payments of indemnities, fees and costs under
Section 9 of the Participation Agreement.

         "TAX" and "TAXES" means all governmental or quasi-governmental fees (including, without limitation, license, filing and registration fees) and all taxes (including, without limitation, franchise, excise, stamp, value added, income, gross receipts, sales, use, property, personal and real, tangible and intangible taxes and mandatory contributions), withholdings,

--------
* Confidential
assessments, levies, imposts, duties or charges, of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon or other additions thereto imposed, withheld, levied or assessed by any country, taxing authority or governmental subdivision thereof or therein or by any international authority, including any taxes imposed on any Person as a result of such Person being required to collect and pay over withholding taxes.

         "TAX ATTRIBUTE PERIOD" is defined in Section 1(f) of the Tax Indemnity Agreement.

         "TAX INDEMNITY AGREEMENT" means the Tax Indemnity Agreement (CH_____), dated as of even date with the Participation Agreement, between Lessee and Owner Participant.

         "Tax Treaty Countries" means [*]

         "TERM" means the term, commencing on the Closing Date, for which the Aircraft is leased pursuant to Section 3 of the Lease, and shall include the Base Lease Term and, if applicable, any Renewal Lease Term; provided that if at the scheduled end of the Term the Aircraft or Airframe is being used, or was within six (6) months prior thereto being used, by the U.S. Government pursuant to CRAF, the Term shall be deemed extended for the period necessary to accommodate usage of the Aircraft or Airframe pursuant to CRAF plus six months thereafter, and Lessee shall be obligated to pay Basic Rent with respect to any such period of extension at a rate equal to the Basic Rent paid during the Base Lease Term or the applicable Renewal Lease Term, whichever shall have ended immediately prior to such extension.

         "TERMINATION DATE" means any Payment Date occurring on or after the [_____] on which the Lease shall terminate in accordance with Section 9 of the Lease.

         "TERMINATION VALUE" means, with respect to the Aircraft, the amount determined by multiplying (a) the percentage set forth in Schedule 4 to the Lease (as adjusted from time to time in accordance with Section 3.2.3 of the Lease) opposite the applicable Payment Date by (b) Lessor's Cost. Notwithstanding anything to the contrary in any Operative Agreement, Termination Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Note prior to such date), the aggregate unpaid principal amount of the Loan outstanding as of such date, together with accrued and unpaid interest on the Loan as of such date.

         "THRESHOLD AMOUNT" is defined in Schedule 1 to the Lease.

         "TRANSACTIONS" means the transactions contemplated by the Participation Agreement and the other Operative Agreements to occur on the Closing Date.

         "TRANSACTION EXPENSES" means (a) all costs and expenses incurred by Lender, Owner Participant, Owner Trustee, and Security Trustee in connection with the preparation, execution and delivery of the Operative Agreements (including, without limitation, the reasonable fees and expenses of counsel for such parties), (b) all costs and expenses for the recording or filing of any documents, certificates or instruments in accordance with any Operative Agreement, including, without limitation, the FAA Filed Documents and the Financing Statements, (c) the equity placement fee and expenses of Equity Advisor attributable to the Aircraft, (d) the reasonable fees and disbursements of special FAA counsel in Oklahoma City, Oklahoma, in connection with the

--------
* Confidential

Closing, (f) all initial and ongoing fees, disbursements and expenses of Owner Trustee, and Security Trustee, (g) the fees and expenses of counsel to the Lessee in connection with the preparation, execution and delivery of the Operative Agreements, and (h) the fees and expenses of the Appraiser contemplated by Section 5.1.2(xvi) of the Participation Agreement.

         "TRANSFER" means the transfer, sale, assignment or other conveyance of all or any interest in any property, right or interest.

         "TRANSFEREE" means a person to which any Owner Participant, Owner Trustee or Lender purports or intends to Transfer any or all of its right, title or interest in the Trust Estate or the Note, respectively, as described in
Section 10 (but excluding participants in any participation referred to in Section 10.1.3), respectively, of the Participation Agreement.

         "TRUST" means the trust created by the Trust Agreement.

         "TRUST AGREEMENT" means the Trust Agreement (______) dated as of even date with the Participation Agreement, between Owner Participant and Owner Trustee.

         "TRUST ESTATE" means all estate, right, title and interest of Owner Trustee in and to the Aircraft, the Lease, any Lease Supplement and the other Operative Agreements, and the other Collateral, including, without limitation, all amounts of Basic Rent and Supplemental Rent including, without limitation, insurance proceeds (other than insurance proceeds payable to or for the benefit of Owner Participant, Lender or Security Trustee) and requisition, indemnity or other payments of any kind for or with respect to the Aircraft (except amounts owing to Owner Participant, Lender, or Security Trustee or to any of their respective directors, officers, employees, servants and agents, pursuant to
Section 9 of the Participation Agreement). Notwithstanding the foregoing, "Trust Estate" shall not include any Excluded Payment.

         "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "UNITED STATES" OR "U.S." means the United States of America; provided, that for geographic purposes, "United States" means, in aggregate, the 50 states and the District of Columbia of the United States of America.

         "U.S. AIR CARRIER" means any United States air carrier that is a Citizen of the United States holding an air carrier operating certificate issued pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the FAA Regulations, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

         "U.S. PERSON" means any Person described in Section 7701(a)(30) of the Code.

         "U.S. GOVERNMENT" means the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

         [*]

--------
* Confidential

         "U.S. WITHHOLDING TAX" any Tax imposed by way of deduction or withholding by the United States federal government, including the federal income tax imposed under Sections 881(a) and 1442 of the Code, on payments to a person who is not a U.S. Person within the meaning of Section 7701(a)(30) of the Code.

         "WET LEASE" means any arrangement whereby Lessee or a Permitted Sublessee agrees to furnish the Aircraft, Airframe or any Engine to a third party pursuant to which the Aircraft, Airframe or Engine shall at all times be in the operational control of Lessee or a Permitted Sublessee, provided that Lessee's obligations under this Lease shall continue in full force and effect notwithstanding any such arrangement.

                                                                       EXHIBIT N
                                                        TO THE FUNDING AGREEMENT

--------------------------------------------------------------------------------

                            [FORM OF] TRUST AGREEMENT

                                     (CH___)

                         Dated as of December ___, 2001

                                     between

                                     [_____]
                              as Owner Participant,

                                       and

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
                        individually and as Owner Trustee

           One Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] Aircraft
                          U.S. Registration No. [_____]
                               Serial No.: [____]

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I Definitions.............................................................................................1

         1.01     Certain Definitions.............................................................................1

ARTICLE II AUTHORITY TO EXECUTE CERTAIN OPERATIVE AGREEMENTS; DECLARATION OF TRUST................................2

         2.01     Authority to Execute Agreements.................................................................2
         2.02     Declaration of Trust............................................................................2

ARTICLE III PURCHASE OF AIRCRAFT..................................................................................2

         3.01     Purchase of Aircraft............................................................................2
         3.02     Conditions Precedent............................................................................3

ARTICLE IV RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE..................................3

         4.01     Distribution of Payments........................................................................3

ARTICLE V DUTIES OF OWNER TRUSTEE.................................................................................5

         5.01     Notice of Default or Event of Default...........................................................5
         5.02     Action Upon Instructions........................................................................5
         5.03     Indemnification of Owner Trustee................................................................5
         5.04     No Duties Except as Specified in Trust Agreement or Instructions................................6
         5.05     No Action Except Under Specified Agreements or Instruction......................................6
         5.06     Fixed Investment Trust..........................................................................6

ARTICLE VI OWNER TRUSTEE..........................................................................................7

         6.01     Acceptance of Trusts and Duties.................................................................7
         6.02     Absence of Certain Duties.......................................................................7
         6.03     Title, Lessor Liens and Representations and Warranties..........................................7
         6.04     No Segregation of Monies Required; No Interest..................................................8
         6.05     Reliance Upon Certificates, Counsel and Agents..................................................8
         6.06     Not Acting in Individual Capacity...............................................................9
         6.07     Fees; Compensation..............................................................................9
         6.08     Tax Returns.....................................................................................9

ARTICLE VII INDEMNIFICATION OF BANK BY OWNER PARTICIPANT..........................................................9

         7.01     Owner Participant to Indemnify Bank.............................................................9

                                      -i-

ARTICLE VIII TRANSFER OF OWNER PARTICIPANT'S INTEREST............................................................11

         8.01     Transfer of Interests..........................................................................11

ARTICLE IX SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES.................................................................11

         9.01     Resignation of Owner Trustee; Appointment of Successor.........................................11
         9.02     Co-Trustees and Separate Trustees..............................................................12

ARTICLE X SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT AND OTHER DOCUMENTS......................................13

         10.01    Supplements and Amendments and Delivery Thereof................................................13
         10.02    Discretion as to Execution of Documents........................................................13
         10.03    Absence of Requirements as to Form.............................................................14
         10.04    Distribution of Documents......................................................................14
         10.05    No Request Needed as to Lease Supplement.......................................................14

ARTICLE XI MISCELLANEOUS.........................................................................................14

         11.01    Termination of Trust Agreement.................................................................14
         11.02    Owner Participant Has No Legal Title in Trust Estate...........................................15
         11.03    Assignment or Sale of Aircraft.................................................................15
         11.04    Trust Agreement for Benefit of Certain Parties Only............................................15
         11.05    Citizenship of Owner Participant; Multiple Owner Participants..................................16
         11.06    Notices........................................................................................16
         11.07    Severability...................................................................................16
         11.08    Waivers, etc...................................................................................16
         11.09    Counterparts...................................................................................16
         11.10    Binding Effect, etc............................................................................16
         11.11    Construction...................................................................................17
         11.12    Governing Law..................................................................................17

ARTICLE XII CERTAIN LIMITATIONS..................................................................................17

         12.01    Limitations on Control.........................................................................17
         12.02    Discretion and Action of Owner Trustee.........................................................17
         12.03    General........................................................................................18
         12.04    Payments.......................................................................................18
         12.05    Owner Trustee Acts as Trustee..................................................................18
         12.06    Waiver of Claim Against Owner Trustee..........................................................18
         12.07    Amendments.....................................................................................19

                             TRUST AGREEMENT (CH___)

         THIS TRUST AGREEMENT (CH___) (this "AGREEMENT") is dated as of December ___, 2001 between [_____], a [Delaware] corporation ("OWNER PARTICIPANT"), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION a national banking association, in its individual capacity ("BANK"), and otherwise not in its individual capacity but solely as trustee hereunder (together with its permitted successors and assigns, "OWNER TRUSTEE").

                              W I T N E S S E T H :

WHEREAS, pursuant to that certain Participation Agreement (CH___) dated as of even date herewith (the "PARTICIPATION AGREEMENT"), among Owner Trustee, Owner Participant, Chautauqua Airlines, Inc. ("LESSEE"), JPMorgan Chase Bank, as Security Trustee, and Agencia Especial de Financiamento Industrial - FINAME, a Brazilian federal public company registered in the General Register of Taxpayers under the number 33.660.564/0001.00 ("LENDER"), Owner Trustee will purchase one Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft with U.S. registration number [_______] and manufacturer's serial number [_____] (as further described and defined in the Participation Agreement, the "AIRCRAFT") on the Delivery Date; and

         WHEREAS, simultaneously with Owner Trustee's purchase of the Aircraft, Lessee desires to lease from Owner Trustee and operate the Aircraft, such lease to be evidenced by the execution and delivery of an Aircraft Lease Agreement and a Lease Supplement No. 1 dated as of even date herewith and covering the Aircraft (collectively, the "LEASE"); and

         WHEREAS, Owner Participant desires to create a trust for the purposes of financing the acquisition of the Aircraft by Owner Trustee and leasing it to Lessee in accordance with the Participation Agreement; and

         WHEREAS, Owner Trustee is willing to accept the duties and obligations imposed hereby on the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration for the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                                   Definitions

         1.01 CERTAIN DEFINITIONS. Unless the context shall otherwise require (or unless otherwise defined herein), the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease for all purposes hereof.

                                   ARTICLE II
                     AUTHORITY TO EXECUTE CERTAIN OPERATIVE
                        AGREEMENTS; DECLARATION OF TRUST

         2.01 AUTHORITY TO EXECUTE AGREEMENTS. Owner Participant hereby authorizes and directs Owner Trustee to execute and deliver the Operative Agreements and any other agreements, instruments or documents to which Owner Trustee is required to be a party in connection with the Operative Agreements in the respective forms thereof in which delivered from time to time by Owner Participant to Owner Trustee for execution and delivery and, subject to the terms hereof, to exercise its rights and perform its duties under the Operative Agreements and such other agreements, instruments and documents as shall be required in connection with the same to effectuate the intent thereof and to perfect the interests of Security Trustee under the Security Agreement and thereafter, subject to the terms hereof, to exercise its rights and perform its duties thereunder in accordance with the terms thereof.

         2.02 DECLARATION OF TRUST. Owner Trustee hereby declares and agrees that it will hold the Aircraft and the Lease and the rights and interests incidental thereto (including rights and interests in and to all papers, documents and agreements relative to the same), but excluding Excluded Payments upon the trusts hereinafter set forth (collectively, as more fully described in the definition of the term, the "TRUST ESTATE") for the use and benefit of Owner Participant (the "OWNERSHIP INTEREST"), subject, however, to the Lien of the Security Agreement, and the provisions of the Operative Agreements.

                                   ARTICLE III
                              PURCHASE OF AIRCRAFT

         3.01 PURCHASE OF AIRCRAFT. Owner Participant hereby authorizes and directs Owner Trustee to, and Owner Trustee agrees for the benefit of Owner Participant, that it will, on the Closing Date, subject to due compliance with the terms of SECTION 3.02:

          (a) execute and deliver the Purchase Agreement Assignment;

          (b) purchase the Aircraft pursuant to the Participation Agreement;

          (c) authorize one or more representatives of Owner Trustee (who are employees of Lessee) to accept delivery of the Aircraft pursuant to the Participation Agreement and the Lease;

          (d) accept the delivery of the Aircraft Bill of Sale and the FAA Bill of Sale;

          (e) execute and deliver Lease Supplement No. 1 covering the Aircraft;

          (f) execute and deliver the Lease to Lessee and cause the Lease and Lease Supplement No. 1 to be filed for recordation with the FAA;

          (g) execute and deliver the Loan Agreement, the Security Agreement, and such other documents as may be required or contemplated thereby;

          (h) execute, issue and deliver to Lender the Note in the amount and otherwise as provided in the Loan Agreement;

          (i) execute and deliver the financing statements referred to in
     Section 5 of the Participation Agreement, together with all other agreements, documents and instruments referred to in such Section 5 to which Owner Trustee is to be a party;

          (j) execute and deliver all agreements, documents and instruments referred to in the Lease to which Owner Trustee is a party;

          (k) pay (or cause to be paid) an amount equal to the Lessor's Cost to the Airframe Manufacturer in consideration of the sale of the Aircraft to Owner Trustee;

          (l) [Intentionally omitted];

          (m) effect the registration of the Aircraft in the name of Owner Trustee by filing or causing to be filed with the FAA: (i) the FAA Bill of Sale; (ii) an application for registration of the Aircraft with the FAA under the Act on AC Form 8050-1 in the name of Owner Trustee (including, without limitation, an affidavit from Owner Trustee stating that it is a Citizen of the United States; (iii) this Trust Agreement; (iv) the Lease; and (v) Lease Supplement No. 1;

          (n) cause to be filed with the FAA the Security Agreement, the Lease, and Lease Supplement No. 1; and

          (o) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of Owner Participant in connection with the transactions contemplated hereby.

         3.02  CONDITIONS PRECEDENT. The right and obligation of Owner
Trustee to take the action required by SECTION 3.01 with respect to the Aircraft shall be subject to the following conditions precedent: (a) Owner Participant shall have made the full amount of its Commitment available in accordance with the Participation Agreement; (b) the terms and conditions of Section 5 of the Participation Agreement shall have been either fulfilled to the satisfaction of or waived by Owner Trustee and (c) this Trust Agreement shall be and remain in full force and effect. Owner Participant shall, by transferring the amount of its Commitment as provided in the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.

                                   ARTICLE IV
                      RECEIPT, DISTRIBUTION AND APPLICATION
                         OF INCOME FROM THE TRUST ESTATE

         4.01  DISTRIBUTION OF PAYMENTS.

                  (a) PAYMENTS TO SECURITY TRUSTEE. Until the Security Agreement shall have been discharged pursuant to Section 11.5 thereof, all Basic Rent, Supplemental Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Payments) payable to Owner Trustee (other than payments received from the Security Trustee or the Lender) shall be payable to the Security Trustee as provided in the Security Agreement (and, if any of the same are received by Owner Trustee, shall upon receipt be paid over to the Security Trustee as provided in the Security Agreement) without deduction, set-off or adjustment of any kind for distribution by the Security Trustee in accordance with the provisions of Section 3 of the Security Agreement; PROVIDED, HOWEVER, that any such payments received by Owner Trustee from (i) Owner Participant with respect to Owner Trustee's fees and disbursements, or (ii) Owner Participant pursuant to ARTICLE VII shall not be paid over to the Security Trustee but shall be retained by Owner Trustee and applied toward the purpose for which such payments were made.

                  (b) PAYMENTS TO OWNER TRUSTEE, OTHER PARTIES. After the Security Agreement shall have been discharged pursuant to Section 11.5 thereof, any payment of the type referred to in SECTION 4.01(a) (other than Excluded Payments) received by Owner Trustee, any payments received from Lender or Security Trustee other than as specified in
         SECTION 4.01(d) and any other amount received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by Owner Trustee in the following order of priority: FIRST, so much of such payment as shall be required to reimburse Owner Trustee for any expenses not otherwise reimbursed as to which Owner Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by Owner Trustee; SECOND, so much of the remainder for which provision as to the application thereof is contained in the Lease or any of the other Operative Agreements shall be applied and distributed in accordance with the terms of the Lease or such other Operative Agreement, to the extent such remainder was not previously paid pursuant to the terms of such other Operative Agreements; and THIRD, the balance, if any, shall be paid to Owner Participant.

                  (c) CERTAIN DISTRIBUTIONS TO OWNER PARTICIPANT. All amounts from time to time distributable by Lender or Security Trustee to Owner Participant pursuant to the Security Agreement or the Loan Agreement shall, if paid to Owner Trustee, be distributed by Owner Trustee to Owner Participant.

                  (d) EXCLUDED PAYMENTS. Any Excluded Payment received by Owner Trustee shall be paid by Owner Trustee to the Person to whom such Excluded Payment is payable under the provisions of the Participation Agreement, the Tax Indemnity Agreement or the Lease.

                  (e) METHOD OF PAYMENTS. Owner Trustee shall make any distributions or cause any distributions to be made to Owner Participant pursuant to this ARTICLE IV by transferring by wire transfer, in immediately available funds, on the date received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by Owner Trustee by 2:00 p.m. New York time) the amount to be distributed as provided in Schedule I to the Participation Agreement or to such account or accounts of Owner Participant as Owner Participant may designate from time to time in writing to Owner Trustee; PROVIDED, HOWEVER, that Owner Trustee shall use reasonable efforts to invest overnight, in Permitted Investments, all funds received by it at or later than 2:00 p.m. New York time.

                                    ARTICLE V
                             DUTIES OF OWNER TRUSTEE

         5.01 NOTICE OF DEFAULT OR EVENT OF DEFAULT. If Owner Trustee shall have knowledge of a Lease Default, a Lease Event of Default or a Loan Event of Default, Owner Trustee shall give to Owner Participant, Lender, Security Trustee and Lessee prompt telephonic or facsimile notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. Subject to the terms of
SECTION 5.03, Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Security Agreement, with respect to such Lease Default, Lease Event of Default or Loan Event of Default as Owner Trustee shall be directed in writing by Owner Participant. For all purposes of this Trust Agreement, the Lease and the other Operative Agreements, in the absence of Actual Knowledge by a responsible officer of the Corporate Trust Department of Owner Trustee in his or her capacity as such, Owner Trustee shall not be deemed to have knowledge of a Lease Default, a Lease Event of Default or a Loan Event of Default referred to in this SECTION 5.01 unless so notified in writing by Owner Participant, Security Trustee, Lender or Lessee.

         5.02  ACTION UPON INSTRUCTIONS. Subject to the terms of SECTIONS
5.01 and 5.03, upon the written instructions at any time and from time to time of Owner Participant, Owner Trustee will take such of the following actions, not inconsistent with the provisions of the Lease, the Security Agreement and the Participation Agreement, as may be specified in such instructions: (a) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Agreements to which Owner Trustee is a party or in respect of all or any part of the Trust Estate, or take such other action, as shall be specified in such instructions; (b) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (c) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Agreements to be satisfactory to Owner Trustee, it being understood that without written instructions of Owner Participant, Owner Trustee shall not approve any such matter as satisfactory to it; and (d) after the expiration or earlier termination of the Lease, convey all of Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Aircraft on such terms as shall be designated in such instructions.

         5.03 INDEMNIFICATION OF OWNER TRUSTEE. Owner Trustee shall not be required to take any action under SECTION 5.01 (other than the giving of the notices referred to therein) or 5.02 if Owner Trustee shall reasonably believe that it is not adequately indemnified by Lessee under the Participation Agreement or by Owner Participant under this Trust Agreement, unless Owner Trustee shall have been indemnified by Lessee or Owner Participant, in both manner and form satisfactory to Owner Trustee, against any loss, damage, liability, claims, demands, disbursements and expenses, including Taxes (but excluding any Taxes payable by Owner Trustee on or measured by any compensation received by it for its services hereunder) and reasonable counsel fees and disbursements, which may be incurred in connection therewith; PROVIDED, HOWEVER, that Owner Participant shall not be required to make any such payments in respect of any such loss, damage, liability, claims, demands, disbursements and expenses, including Taxes and counsel fees, arising from or as a result of (a) Owner Trustee's willful misconduct or gross negligence, (b) Bank's failure to perform the terms of the last sentence of SECTION 5.04, (c) Bank's failure to use ordinary care in the receiving, handling and disbursement of funds hereunder, or (d) the inaccuracy of any representation or warranty of Bank (or the failure of Bank to perform any covenant) in SECTION 6.03 or elsewhere in the Operative Agreements, including in Sections 6 and 7 of the Participation Agreement. Owner Trustee shall not be required to take any action under SECTION
5.01 (other than the giving of the notices referred to therein) or 5.02 if Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Agreements to which Owner Trustee is a party, or is otherwise contrary to law.

         5.04  NO DUTIES EXCEPT AS SPECIFIED IN TRUST AGREEMENT OR
INSTRUCTIONS. Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any of the Operative Agreements to which Owner Trustee is a party, except as expressly required by the terms of any of the Operative Agreements to which Owner Trustee is a party, or as expressly provided by the terms hereof or in a written instruction from Owner Participant received pursuant to the terms of SECTION 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement against Owner Trustee. Bank agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under SECTION 7.01), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity that it is required to discharge pursuant to Section 7.3 of the Participation Agreement and otherwise comply with the terms of said Section binding upon it. Bank agrees to indemnify, protect, save and keep harmless Owner Participant from and against any loss, cost or expense (including reasonable attorneys fees and disbursements) incurred by Owner Participant as a result of the imposition or enforcements of any such Lessor Lien against the Aircraft, any interest herein or on any part of the Trust Estate resulting from any Lessor Lien attributable to the Bank.

         5.05  NO ACTION EXCEPT UNDER SPECIFIED AGREEMENTS OR INSTRUCTION.
Owner Trustee shall have no power or authority to, and Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except (a) as expressly required by the terms of any of the Operative Agreements to which Owner Trustee is a party, (b) as expressly provided by the terms hereof, (c) as required or contemplated by the Loan Agreement and the Security Agreement or (d) as expressly provided in written instructions from Owner Participant pursuant to
SECTION 5.01 or 5.02 hereof, but subject always to the provisions of the Loan Agreement and the Security Agreement.

         5.06 FIXED INVESTMENT TRUST. Notwithstanding anything in this Trust Agreement to the contrary, the Owner Trustee shall not be authorized and shall have no power to "vary the investment" of the Owner Participant within the meaning of Treasury Regulation Section 301.7701-4(c)(1).

                                   ARTICLE VI
                                  OWNER TRUSTEE

         6.01 ACCEPTANCE OF TRUSTS AND DUTIES. Bank accepts the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. Bank shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence, (b) for performance of the terms of the last sentence of SECTION 5.04, (c) for its or Owner Trustee's failure to use ordinary care in the handling or disbursement of funds, (d) for liabilities that may result from the inaccuracy of any representation or warranty of it (or from the failure by it to perform any covenant) in SECTION 6.03 or in any other Operative Agreement, including those set forth in Sections 6 and 7 of the Participation Agreement, and (e) Taxes, fees or other charges on, based on or measured by any fees, commissions or other compensation received by Owner Trustee as compensation for its services rendered as Owner Trustee.

         6.02 ABSENCE OF CERTAIN DUTIES. Except in accordance with written instructions furnished pursuant to SECTION 5.02 and except as provided in, and without limiting the generality of, SECTIONS 3.01 and 5.04 and the last sentence of SECTION 9.01(b), neither Owner Trustee nor Bank shall have any duty (a) to bear independent and primary responsibility for any recording or filing of any Operative Agreement or of any supplement thereto or to see to the maintenance of any such recording or filing or any other filing of reports with the FAA or any other Government Entity, except that Bank in its individual capacity agrees to comply with the FAA reporting requirements set forth in 14 CFR 47.45 and 14 CFR 47.51, and Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Agreements, complete and timely submit (and furnish Owner Participant with a copy of) any and all reports relating to the Aircraft that may from time to time be required by the FAA or any other Government Entity having jurisdiction, (b) to bear independent and primary responsibility for any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to Owner Participant copies of all reports and other written information that Owner Trustee receives from Lessee pursuant to Section 11 of the Lease, (c) to bear independent and primary responsibility for the payment or discharge of any Tax, assessment or other governmental charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate, except as provided in the last two sentences of SECTION 5.04 hereof or in Section 7.3 of the Participation Agreement, or (d) to inspect Lessee's books and records with respect to the Aircraft at any time permitted pursuant to the Lease. Notwithstanding the foregoing, Owner Trustee will furnish to Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Owner Trustee under the Lease or any other Operative Agreement which a responsible officer of Owner Trustee reasonably believes have not also been delivered to Owner Participant.

         6.03  TITLE, LESSOR LIENS AND REPRESENTATIONS AND WARRANTIES.
NEITHER OWNER TRUSTEE NOR BANK MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT OR ANY PART THEREOF, OR ANY OTHER

REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT WHATSOEVER, except that Bank in its individual capacity represents and warrants that on the Closing Date Owner Trustee shall have received whatever title was conveyed to it under the Bill of Sale and that the Aircraft shall during the Term be free of Lessor Liens attributable to Bank in its individual capacity, and (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Agreement to which Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof, except to the extent that any such statement is expressly made herein or therein by Bank as a representation by Bank in its individual capacity or by Owner Trustee for itself, as the case may be. Additionally, Bank, in its individual capacity, hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by Owner Participant of this Trust Agreement) the Operative Agreements to which it or Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or Owner Trustee hereunder or pursuant to the terms of the Participation Agreement, that such instruments will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or Owner Trustee, as the case may be.

         6.04 NO SEGREGATION OF MONIES REQUIRED; NO INTEREST. Except as otherwise provided in written instructions from Owner Participant to Owner Trustee, monies received by Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law.

         6.05 RELIANCE UPON CERTIFICATES, COUNSEL AND AGENTS. Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of Owner Participant or Lessee mentioned herein or in any of the Operative Agreements to which Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other officer and in the name of Owner Participant or Lessee, as the case may be. Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, Owner Trustee may for all purposes hereof conclusively rely on a certificate signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other officer of Lessee or of Owner Participant, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of trusts hereunder, Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and employed by it. Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with, the advice or opinion of any such counsel, accountants or other skilled persons and Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

         6.06 NOT ACTING IN INDIVIDUAL CAPACITY. In acting hereunder, Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, the Loan Agreement, the Security Agreement, the Participation Agreement and the Lease, all Persons having any claim against Owner Trustee by reason of the transactions contemplated hereby and thereby shall look only to the Trust Estate for payment or satisfaction thereof.

         6.07 FEES; COMPENSATION. Except as provided in SECTION 4.01(b) and except with respect to Transaction Expenses, Owner Trustee agrees that it shall have no right to receive compensation from the Trust Estate or Owner Participant for any fee as compensation for its services hereunder and under any other Operative Agreement; PROVIDED, HOWEVER, Owner Trustee shall have a Lien on the Trust Estate for any such fee not paid by Owner Participant and such Lien shall entitle Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement; provided, that such Lien shall be subject and subordinate in all events to the Liens of the Security Agreement; and provided, further, that Owner Trustee shall have no right to exercise, and shall not exercise, any rights or remedies Owner Trustee may have with respect to such Lien unless and until the Secured Obligations have been paid and performed in full.

         6.08 TAX RETURNS. Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any agreement contemplated hereby. Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by Owner Participant. Owner Trustee shall be responsible for causing to be prepared, at the request and expense of Owner Participant, all income tax returns required to be filed with respect to the trusts created hereby and shall execute and file such returns. Each party hereto, upon request, will furnish the other party with all such information as may be reasonably required from any such other party in connection with the preparation of such income tax returns. Owner Trustee agrees to forward to Owner Participant in accordance with SECTION 11.06 any communications with respect to Taxes pertaining to the Trust Estate which are received by the Owner Trustee.

                                   ARTICLE VII
                             INDEMNIFICATION OF BANK

                              BY OWNER PARTICIPANT

         7.01 OWNER PARTICIPANT TO INDEMNIFY BANK. Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, save and keep harmless Bank in its individual capacity and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, Taxes (excluding any Taxes payable by Bank in its individual capacity on or measured by any fees or compensation received by Owner Trustee and Bank in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including, without limitation, any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Bank in its individual capacity in any way relating to or arising out of this Trust Agreement or any of the Operative Agreements as and to the extent they relate to the Aircraft or the enforcement of any of the terms of any thereof as and to the extent they relate to the Aircraft, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, mortgage, financing, refinancing, possession, use, operation, condition, sale, return or other disposition of the Aircraft (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of Owner Trustee or Bank in its individual capacity hereunder, PROVIDED that such indemnification shall not extend to (a) any of the foregoing resulting from willful misconduct or gross negligence (including for purposes hereof any breach of Section 4.3 of the Lease) on the part of Owner Trustee or Bank in its individual capacity or any agents thereof in the performance or nonperformance of its duties hereunder, or (b) any of the foregoing resulting from the inaccuracy of any representation or warranty of Bank in its individual capacity (or from the failure of Bank in its individual capacity to perform any of its covenants) in SECTION 6.03 or elsewhere in the Operative Agreements, including in Sections 6 and 7 of the Participation Agreement, or (c) any of the foregoing resulting from a breach by Bank in its individual capacity of its covenant in the last two sentences of
SECTION 5.04 or (d) notwithstanding clause (a) above, any of the foregoing resulting from the failure to use ordinary care on the part of Owner Trustee or Bank in its individual capacity in the handling or disbursement of funds or any act of the Bank described in the last sentence of SECTION 6.01; provided, further, that Owner Participant shall be liable under this Section 7.01 only to the extent that Owner Trustee is indemnified by Lessee pursuant to Section 9 of the Participation Agreement (with the exception of limitations to Lessee's indemnification obligations set forth in Sections 9.1.2(b), 9.1.2(c), 9.3.2(b) and 9.3.2(e) therein to the extent relating to a transfer by Owner Participant excluded from the indemnity obligations of Lessee under Section 9.1.2(d) or any such Transfer by Owner Trustee at the direction of Owner Participant); provided, further, that before asserting its right to indemnification pursuant to this
SECTION 7.01, Owner Trustee shall first demand its corresponding right to indemnification, if any, pursuant to the Participation Agreement (but need not exhaust any or all remedies available thereunder) and Owner Participant shall have the right to pursue any such remedies against Lessee which are not pursued by Owner Trustee. The indemnities contained in this SECTION 7.01 extend to Bank only in its individual capacity and shall not be construed as indemnities of the Trust Estate (except to the extent, if any, that Bank in its individual capacity has been reimbursed by the Trust Estate for amounts covered by the indemnities contained in this SECTION 7.01). The indemnities contained in this SECTION 7.01 shall survive the termination of this Trust Agreement. In addition, if necessary, the Bank shall be entitled to indemnification from the Trust Estate, subject to the Liens of the Security Agreement, for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7 to the extent not reimbursed by Lessee, Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement; and, to secure the same Bank shall have a Lien on the Trust Estate, subject to the Liens of the Security Agreement and subject further to the provisions of Section 6.07, which shall be prior to any interest therein of Owner Participant. The payor of any indemnity under this ARTICLE VII shall be subrogated to any right of the Person indemnified in respect of the matter as to which such indemnity was paid.

                                  ARTICLE VIII
                    TRANSFER OF OWNER PARTICIPANT'S INTEREST

         8.01  TRANSFER OF INTERESTS. All provisions of Section 10.1.1 (and
10.2 to the extent relating thereto) of the Participation Agreement shall (with the same force and effect as if set forth in full in this Section 8.01) be applicable to any assignment, conveyance or other transfer by Owner Participant of any of its right, title or interest in and to this Trust Agreement, any other Operative Agreement to which it is a party, the Trust Estate or any proceeds thereof.

                                   ARTICLE IX
                      SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

         9.01  RESIGNATION OF OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR.

                  (a) RESIGNATION OR REMOVAL. Owner Trustee or any successor Owner Trustee (i) shall resign if required to do so pursuant to Section
         13.3 of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days' prior written notice to Owner Participant, Lender, Security Trustee and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under SECTION 9.01(b). In addition, Owner Participant may at any time remove Owner Trustee with cause by a notice in writing delivered to Owner Trustee, Lender, Security Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under SECTION 9.01(b). In the case of the resignation or removal of Owner Trustee, Owner Participant may appoint a successor Owner Trustee by an instrument signed by Owner Participant. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, Owner Trustee, Owner Participant or Lessee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed by Owner Participant as above provided. Any entity becoming a successor Owner Trustee hereunder shall be deemed the "Owner Trustee" for all purposes hereof, and each reference herein to Owner Trustee shall thereafter be deemed a reference to such entity.

                  (b) EXECUTION AND DELIVERY OF DOCUMENTS. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner

         Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the FAA, or any other Government Entity having jurisdiction, into the name of the successor Owner Trustee.

                  (c) QUALIFICATIONS. Any successor Owner Trustee, however appointed, shall, if required by the Federal Aviation Code, be a Citizen of the United States and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $250,000,000, if there be such an institution willing, able and legally qualified to perform the duties of Owner Trustee hereunder upon reasonable or customary terms. No such successor trustee shall charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services.

                  (d) MERGER OR CONSOLIDATION. Any corporation into which Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Owner Trustee shall be a party, or any corporation to which substantially all corporate trust business of Owner Trustee may be transferred, shall, subject to the terms of
         SECTION 9.01(c), be deemed the "Owner Trustee" hereunder without further act.

         9.02 CO-TRUSTEES AND SEPARATE TRUSTEES. If (a) at any time it shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or (b) Owner Trustee being advised by counsel shall determine that it is so necessary or prudent in the interest of Owner Participant or Owner Trustee, or (c) Owner Trustee shall have been directed in writing to do so by Owner Participant, then Owner Trustee and Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall, if required by the Federal Aviation Code, be a Citizen of the United States, approved by Owner Trustee and Owner Participant) either to act as co-trustee, jointly with Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "ADDITIONAL TRUSTEE"). If Owner Participant shall not have joined in the execution of such agreements supplemental hereto within 15 days after the receipt of a written request from Owner Trustee so to do, or in case an Event of Default shall occur and be continuing, Owner Trustee may act under the foregoing provisions of this Section 9.02 without the concurrence of Owner Participant; and Owner Participant hereby appoints Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section
9.02 in either of such contingencies.

         Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and Owner Trustee and its successors shall act, subject to the following provisions and conditions:

                           (A) All powers, duties, obligations and rights
                  conferred upon Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by Owner Trustee;

                           (B) all other rights, powers, duties and obligations
                  conferred or imposed upon Owner Trustee shall be conferred or imposed upon and exercised or performed by Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate or the Aircraft) Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

                           (C) no power given or provided hereby to any such
                  additional trustee may be exercised by such additional trustee, except jointly with, or with the consent in writing of, Owner Trustee;

                           (D) no trustee hereunder shall be personally liable
                  by reason of any action or omission of any other trustee hereunder;

                           (E)Owner Participant, at any time, by an instrument
                  in writing, may remove any such additional trustee; and

                           (F) no appointment of, or action by, any additional
                  trustee will relieve Owner Trustee of any of its obligations under, or otherwise adversely affect any of the terms of, the Security Agreement or adversely affect the security interest of Security Trustee in the Trust Estate.

                                    ARTICLE X
                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

         10.01  SUPPLEMENTS AND AMENDMENTS AND DELIVERY THEREOF. Subject to
Section 10.05 of this Agreement and Section 7.6.7 of the Participation Agreement, this Trust Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by Owner Trustee and Owner Participant. Subject to Section 10.02 of this Agreement and Section 7.6.7 of the Participation Agreement, Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Agreement to which Owner Trustee is a party which it is requested in writing to execute by Owner Participant, except that Owner Trustee shall not execute any such amendment, supplement or other modification unless both (i) the prior written consent of the Owner Participant shall have been obtained and (ii) the prior written consent of any other party which the express provisions of any of the above documents require shall have been obtained.

         10.02 DISCRETION AS TO EXECUTION OF DOCUMENTS. Prior to executing any document required to be executed by it pursuant to the terms of Section 10.01, Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the reasonable opinion of Owner Trustee any such document materially adversely affects any right, duty, immunity or indemnity in favor of Owner Trustee hereunder or under any other Operative Agreement to which Owner Trustee is a party, Owner Trustee may in its discretion decline to execute such document and shall incur no liability to anyone as a result thereof.

         10.03 ABSENCE OF REQUIREMENTS AS TO FORM. It shall not be necessary for any written request furnished pursuant to Section 10.01 to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

         10.04  DISTRIBUTION OF DOCUMENTS. Promptly after the execution by
Owner Trustee of any document entered into pursuant to Section 10.01, Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to Owner Participant (and, so long as the Security Agreement is in effect, to Lender), but the failure of Owner Trustee to mail such conformed copies shall not impair or affect the validity of such document.

         10.05 NO REQUEST NEEDED AS TO LEASE SUPPLEMENT. No written request pursuant to Section 10.01 shall be required to enable Owner Trustee to enter into Lease Supplement No. 1 dated as of even date herewith with Lessee covering the Aircraft pursuant to the terms of the Lease and Section 3.01 of this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.01  TERMINATION OF TRUST AGREEMENT.

                  (a) This Trust Agreement and the trusts created hereby shall be of no further force or effect upon the earlier of (1) the sale, transfer or other final disposition by Owner Trustee of all property constituting part of the Trust Estate and the final distribution by Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with ARTICLE IV, PROVIDED that at such time Lessee shall have fully complied with all of the terms of the Lease and the Participation Agreement, and the Lien of the Security Agreement shall have been discharged with respect to the Trust Estate,
         (2) revocation by Owner Participant upon notice to Owner Trustee as described below in SUBSECTION (b) or (3) 21 years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trusts created hereby shall be or become authorized under applicable Law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trusts created hereby for a period in gross exceeding the period for which this Trust Agreement and the trusts created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created hereby shall not terminate under this clause (3) but shall extend to and continue in effect, but only if such nontermination and extension shall then be valid under applicable Law, until the day preceding such date as the same shall, under applicable Law, cease to be valid; otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  (b) Irrespective of any other provisions of this Trust Agreement, Owner Participant, at its sole option, may, at any time after the Lien of the Security Agreement shall have been satisfied in full, or at any other time with the written consent of Lender, revoke this trust and vest in itself title to the Aircraft, moneys or other property, proceeds and rights comprising the Trust Estate upon delivery of written instructions to such effect to Owner Trustee. Upon receipt of such instructions and the satisfaction of all liabilities of Owner Participant to Owner Trustee hereunder, Owner Trustee shall transfer to Owner Participant the Aircraft, moneys or other property, proceeds and rights comprising the Trust Estate and the trusts created hereby shall thereupon terminate. In the event of the transfer of the Aircraft, moneys and other property, proceeds and rights comprising the Trust Estate to Owner Participant, Owner Participant will, to the extent of the Trust Estate and to no greater extent, discharge the obligations of Owner Trustee hereunder and under any related documents (as such obligations are limited in said documents). In the event of such transfer, pursuant to this SECTION 11.01(b), Owner Participant will execute a written instrument or instruments in form and substance satisfactory to the other parties thereto and their counsel, evidencing Owner Participant's full assumption of the aforementioned obligations of Owner Trustee. Nothing contained in this SECTION 11.01(b) shall be deemed to impose on Owner Participant any liability or obligation if the trusts created hereby are terminated (whether by operation of law or otherwise) other than expressly in accordance with the terms of this
         SECTION 11.01(b).

         11.02 OWNER PARTICIPANT HAS NO LEGAL TITLE IN TRUST ESTATE. Owner Participant shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

         11.03 ASSIGNMENT OR SALE OF AIRCRAFT. Any assignment, sale, transfer or other conveyance of the Aircraft by Owner Trustee made pursuant to the terms hereof or of the Lease or the Participation Agreement shall bind Owner Participant and shall be effective to transfer or convey all right, title and interest of Owner Trustee and Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by Owner Trustee.

         11.04 TRUST AGREEMENT FOR BENEFIT OF CERTAIN PARTIES ONLY. Except for the terms of Section 10 of the Participation Agreement incorporated in
Article VIII and except as otherwise provided in Article IX and Section 10.01, nothing herein, whether expressed or implied, shall be construed to give any person other than Owner Trustee and Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of Owner Trustee and Owner Participant.

         11.05 CITIZENSHIP OF OWNER PARTICIPANT; MULTIPLE OWNER PARTICIPANTS. If at any time there shall be more than one Owner Participant, and if the right to exercise voting or similar rights hereunder by an Owner Participant to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, Owner Trustee's authority or to remove Owner Trustee would adversely affect the United States registration of the Aircraft, any such Owner Participant shall have no such right. Subject to the foregoing, if at any time prior to the termination of this Trust Agreement there is more than one Owner Participant, then during such time, whenever any direction, authorization, approval, consent, instruction or other action is permitted to be given or taken by the Owner Participant, it shall be given or taken only upon unanimous agreement of all Owner Participants, provided that the termination of this Trust Agreement in accordance with Section 11.01(b) may be effected upon the election of any Owner Participant.

         11.06 NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile device, or by prepaid courier service, and shall be deemed to be given for purposes of this Trust Agreement on the day that such writing is delivered or, if sent by registered or certified mail, on the day received. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (a) if to Lessee, Owner Trustee, Lender or Owner Participant, to the respective addresses set forth on Schedule I to the Participation Agreement, or (b) if to a subsequent or successor Owner Participant, Owner Trustee or Lender, addressed to such subsequent or successor Owner Participant, Owner Trustee or Lender, respectively, at such address as such subsequent or successor Owner Participant, Owner Trustee or Lender shall have furnished by notice to the other Parties.

         11.07 SEVERABILITY. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.08 WAIVERS, ETC. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X, and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

         11.09 COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         11.10 BINDING EFFECT, ETC. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Owner Trustee and its successors and assigns, and Owner Participant, its successors and, to the extent permitted by Article VIII, its assigns. Any request, notice, direction, consent, waiver or other instrument or action of or by Owner

Participant shall bind its successors and assigns. Any Owner Participant which shall cease to have any Ownership Interest shall thereupon cease to be a party hereto or an Owner Participant for any reason and shall have no further obligations hereunder.

         11.11 CONSTRUCTION. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References in this Trust Agreement to Articles and Sections, without further attribution, are intended to refer to Articles and Sections of this Trust Agreement.

         11.12 GOVERNING LAW. THIS TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAWS OF THE STATE OF UTAH, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                                   ARTICLE XII
                               CERTAIN LIMITATIONS

         12.01 LIMITATIONS ON CONTROLNotwithstanding any other provision of this Agreement, but subject to the other provisions of this Article 12, from and after the Closing Date and until termination of this Agreement and the Trust, (i) Owner Participant shall not have any voting rights or other rights to direct Owner Trustee hereunder (collectively "CONTROL RIGHTS") and (ii) Owner Trustee shall have absolute and complete discretion in all matters as to which Owner Participant otherwise would have had any Control Rights, but for the provision of this Article. Such discretion (a) is in addition to the discretion given to Owner Trustee under the other Articles of this Agreement and be held or exercisable by Owner Participant, and (b) does not extend to any other rights, powers or privileges in respect of the beneficial interest of the Owner Participant in the Trust Estate.

         12.02  DISCRETION AND ACTION OF OWNER TRUSTEE.

                  (a) In exercising its discretion under this Article 12, Owner Trustee shall exercise its best judgment and shall not be liable for any action taken or omitted hereunder, except for its gross negligence or willful misconduct, and shall exercise the Control Rights in connection with all matters involving the ownership and operation of the Aircraft by Owner Trustee. Owner Trustee shall not be required, and shall have no duty or obligation, to exercise Control Rights in respect of any other matters.

                  (b) In the exercise or administration of the power or duties created under this Article 12, Owner Trustee may act directly or through any agents or attorneys and may, at the cost and expense of the Trust Estate, consult with counsel, accountants and other skilled Persons to be selected and retained by it, and Owner Trustee, in its individual capacity, shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons and Owner Trustee, in its individual capacity, shall not be liable for the negligence of any such counsel, accountants or other skilled Persons.

                  (c) Notwithstanding any other provision hereof, in exercising any Control Rights pursuant to this Article 12 in connection with all matters involving the ownership or operation of the Aircraft by Owner Trustee, Owner Trustee shall be free of any kind of control by Owner Participant and shall exercise the Control Rights as it, in its discretion, shall deem necessary to protect the interests of the United States, notwithstanding any countervailing interests of any foreign power which, or whose citizens may, have a direct or indirect interest in Owner Participant and any such action by Owner Trustee shall not be considered malfeasance or in breach of any obligation which Owner Trustee might otherwise have to Owner Participant. In exercising any Control Rights pursuant to this
         Article 12 in connection with any other matters which may arise not relating to the ownership and operation of the Aircraft, Owner Trustee shall be permitted, but shall be under no duty, to seek the advice of Owner Participant before exercising any Control Rights. Owner Trustee, promptly after each exercise of any Control Rights hereunder, shall notify Owner Participant of the exercise thereof.

                  (d) Notwithstanding any other provision hereof, without the prior written consent of Owner Participant, Owner Trustee agrees that it shall not (i) in its individual capacity, dissolve or amend the Trust Agreement, (ii) sell, mortgage, pledge or otherwise dispose of all or a part of the Trust Estate, including the Aircraft and the Lease, (iii) transfer any portion of Owner Participant's beneficial interest in the Trust Estate to any other person or (iv) amend the Lease or any other Operative Agreement.

         12.03 GENERAL. Notwithstanding anything to the contrary in this Agreement, the Owner Trustee and the Owner Participant hereby agrees as follows:

         If Persons who are not "Citizens of the United States" as defined in
         Section 40102(a)(15) of the Federal Aviation Code or resident aliens have the power to direct or remove the Owner Trustee, either directly or indirectly through the control of another Person, those Persons together may not have more than 25 percent of the aggregate power to direct or remove the Owner Trustee. Nothing in this paragraph prevents those Persons from having more than 25 percent of the beneficial interest in the Trust Estate.

         12.04 PAYMENTS. Notwithstanding any other provision of this Article 12, Owner Participant and not Owner Trustee shall be entitled to receive from Owner Trustee, or otherwise, all rent, payment or insurance proceeds, and other payments of whatsoever kind and nature payable to Owner Participant pursuant to this Agreement or any other Operative Agreement in the same manner as if the Control Rights had not been transferred to Owner Trustee and held in trust hereunder.

         12.05 OWNER TRUSTEE ACTS AS TRUSTEE. Notwithstanding any other provision of this Agreement, in exercising any Control Rights pursuant to this
Article 12, Owner Trustee acts solely as trustee and not in its individual capacity, and except as may be otherwise expressly provided in Section 12.02 hereof, all Persons having any claim against Owner Trustee in either its individual or trust capacity by reason of the transactions contemplated by this
Article 12 shall not have any recourse to Owner Trustee in its individual capacity. Nothing in this Section 12.05 shall be deemed to limit the liability of the Bank and the Owner Trustee pursuant to Section 6.01.

         12.06 WAIVER OF CLAIM AGAINST OWNER TRUSTEE. To the extent permitted by law, Owner Participant agrees to waive and does waive any and all claims of every kind and nature which hereafter Owner Participant may have against Bank in its individual capacity, its successors and permitted assigns, from any liability whatsoever arising out of or in connection with the exercise of its powers or the performance of its duties under this Article 12 except liability for the gross negligence or willful misconduct of Owner Trustee. Nothing in this Section 12.06 shall be deemed to limit the liability of the Bank and the Owner Trustee pursuant to
Section 6.01.

         12.07 AMENDMENTS. Notwithstanding Section 10.01 hereof, so long as the Aircraft shall be registered under the laws of the United States and until termination of this Agreement and the Trust, this Article 12 shall not be amended, supplemented or modified unless either (i) Owner Participant shall have become a Citizen of the United States or (ii) the FAA shall have concluded that such amendment, supplement or modification would not cause the Aircraft to be ineligible for registration in the United States.

        [Remainder of Page Intentionally Blank -- Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    [___________]
                                     as Owner Participant


                                     By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                     WELLS FARGO BANK NORTHWEST,
                                     NATIONAL ASSOCIATION, individually and as
                                     Owner Trustee

                                     By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT 5

                                                                     EXHIBIT D-1

                                                        TO THE FUNDING AGREEMENT

CONFIDENTIAL: ANNEXES B, C AND D AND SCHEDULES 1, 2, 3 AND 4 OF THIS LEASE AGREEMENT ARE SUBJECT TO RESTRICTIONS ON DISSEMINATION SET FORTH IN SECTION 8 OF THE PARTICIPATION AGREEMENT (AS DEFINED HEREIN)

================================================================================


                         [FORM OF] LEASE AGREEMENT (CH_)
                              DATED AS OF [______]
                                     BETWEEN
                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                         NOT IN ITS INDIVIDUAL CAPACITY,
                      EXCEPT AS EXPRESSLY PROVIDED HEREIN,
                          BUT SOLELY AS OWNER TRUSTEE,
                                     LESSOR,

                                       AND

                           CHAUTAUQUA AIRLINES, INC.,
                                     LESSEE

             ------------------------------------------------------
           ONE EMBRAER [EMB-145LR] [EMB-145 MODEL EMB-135 KL] AIRCRAFT
                BEARING UNITED STATES REGISTRATION NO. [___] AND
                BEARING MANUFACTURER'S SERIAL NO. [____] WITH TWO
             [ROLLS ROYCE] ALLISON [AE3007A1/3] [AE3007A1P] ENGINES
           BEARING ENGINE MANUFACTURER'S SERIAL NOS. [____] AND [____]

================================================================================

The right, title and interest of Lessor in and to, among other things, this Lease Agreement has been assigned to and is subject to a security interest in favor of JPMorgan Chase Bank, as Security Trustee, under the Aircraft Security Agreement (______), dated as of[_________], for the benefit of the holders of the Note referred to in such Aircraft Security Agreement, all to the extent provided in such Aircraft Security Agreement. This Lease Agreement has been executed in multiple counterparts; to the extent, if any, that this Lease Agreement constitutes chattel paper (as defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in Lessor's right, title and interest in and to this Lease Agreement may be perfected through the delivery or possession of any counterpart of this Lease Agreement other than the counterpart of this Lease Agreement that contains the original receipt executed by JPMorgan Chase Bank, as Security Trustee.

                                TABLE OF CONTENTS

                                                                                                               PAGE

SECTION 1. DEFINITIONS AND CONSTRUCTION                                                                           1

SECTION 2. DELIVERY AND ACCEPTANCE                                                                                1
              2.1        Delivery and Lease of Aircraft                                                           1
              2.2        Acceptance by Lessee                                                                     1

SECTION 3. TERM AND RENT                                                                                          2
              3.1        Term                                                                                     2
              3.2        Rent                                                                                     2
              3.3        Payments                                                                                 4

SECTION 4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS                                         5
              4.1        Disclaimer                                                                               5
              4.2        Certain Agreements of Lessor                                                             6
              4.3        Quiet Enjoyment                                                                          6
              4.4        Investment of Funds Held as Security                                                     6
              4.5        Title Transfers by Lessor                                                                7
              4.6        Lessor's Interest in Certain Engines                                                     7
              4.7        Section 1110 of Bankruptcy Code                                                          8

SECTION 5. RETURN OF AIRCRAFT                                                                                     8
              5.1        Obligation to Return                                                                     8
              5.2        Compliance with Annex B                                                                  8
              5.3        Storage and Related Matters                                                              8
              5.4        Return of Other Engines                                                                  9

SECTION 6. LIENS                                                                                                  9

SECTION 7. REGISTRATION, OPERATION, POSSESSION, SUBLEASING AND RECORDS                                           10
              7.1        Registration and Operation                                                              10
              7.2        Possession                                                                              11
              7.3        Certain Limitations on Subleasing or Other Relinquishment of Possession                 15

SECTION 8. MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND
                         ADDITIONS; OTHER LESSEE COVENANTS                                                       16
              8.1        Maintenance; Replacement and Pooling of Parts; Alterations,
                         Modifications and Additions                                                             16
              8.2        Information for Filings                                                                 16


                                       i


SECTION 9. VOLUNTARY TERMINATION UPON OBSOLESCENCE                                                               16
              9.1        Right of Termination                                                                    16
              9.2        Election by Lessor to Sell                                                              17
              9.3        Retention of Aircraft by Lessor                                                         19

SECTION 10. LOSS, DESTRUCTION, REQUISITION, ETC.                                                                 21
              10.1       Event of Loss With Respect to Aircraft                                                  21
              10.2       Event of Loss With Respect to an Engine                                                 23
              10.3       Conditions to any Replacement                                                           23
              10.4       Conveyance to Lessee                                                                    25
              10.5       Application of Payments                                                                 25
              10.6       Requisition of Aircraft for Use                                                         26
              10.7       Requisition of an Engine for Use                                                        27
              10.8       Application of Payments                                                                 27
              10.9       Application of Payments During Existence of Certain Defaults                            27

SECTION 11. INSURANCE                                                                                            27
              11.1       Lessee's Obligation to Insure                                                           27
              11.2       Insurance for Own Account                                                               28
              11.3       Indemnification by Government in Lieu of Insurance                                      28
              11.4       Application of Insurance Proceeds                                                       28
              11.5       Application of Payments During Existence of Default                                     28

SECTION 12. INSPECTION                                                                                           29

SECTION 13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE                                                          30
              13.1       Successors and Assigns                                                                  30
              13.2       Mergers of Lessee                                                                       30
              13.3       Assignment Security for Lessor's Obligations                                            33
              13.4       Successor Owner Trustee                                                                 33

SECTION 14. LEASE EVENTS OF DEFAULT                                                                              33
              14.1       Payments                                                                                34
              14.2       Insurance                                                                               34
              14.3       Other Covenants                                                                         34
              14.4       Representations and Warranties                                                          34
              14.5       Bankruptcy and Insolvency                                                               34
              14.6       Related Leases                                                                          35

SECTION 15. REMEDIES AND WAIVERS                                                                                 35
              15.1       Remedies                                                                                35
              15.2       Limitations Under CRAF                                                                  38
              15.3       Right to Perform for Lessee                                                             39
              15.4       Determination of Fair Market Sales Value                                                39
              15.5       Remedies Cumulative                                                                     39


                                       ii


SECTION 16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC.                                                  40

SECTION 17. RENEWAL AND PURCHASE OPTIONS                                                                         40
              17.1       Notices Generally                                                                       40
              17.2       Renewal Options                                                                         41
              17.3       Purchase Option                                                                         42
              17.4       Appraisals                                                                              43
              17.5       Special Purchase Option                                                                 44

SECTION 18. MISCELLANEOUS                                                                                        44
              18.1       Amendments                                                                              44
              18.2       Severability                                                                            44
              18.3       Third-Party Beneficiary                                                                 45
              18.4       Reproduction of Documents                                                               45
              18.5       Counterparts                                                                            45
              18.6       Notices                                                                                 45
              18.7       GOVERNING LAW; Submission to Jurisdiction; Venue                                        46
              18.8       No Waiver                                                                               47
              18.9       Entire Agreement                                                                        47

ANNEXES, EXHIBITS AND SCHEDULES
EXHIBIT A-1   Form of Lease Supplement
EXHIBIT A-2   Form of Return Acceptance Supplement
EXHIBIT B     Form of Sublease Assignment
SCHEDULE 1    Certain Terms
SCHEDULE 2    Basic Rent
SCHEDULE 2A   Basic Rent Allocation
SCHEDULE 3    Stipulated Loss Value
SCHEDULE 4    Termination Value
SCHEDULE 5    Permitted Countries
SCHEDULE 6    Placards
ANNEX A       Definitions
ANNEX B       Return Conditions
ANNEX C       Maintenance
ANNEX D       Insurance

                              LEASE AGREEMENT (CH_)

                  LEASE AGREEMENT (CH_) dated as of [______________] (this "AGREEMENT" or "LEASE"), between (a) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee (this and all other capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in Section 1 below) ("LESSOR" or "OWNER TRUSTEE"), and
(b) CHAUTAUQUA AIRLINES, INC., a New York corporation ("LESSEE").

                                    RECITALS

                  A. Lessor and Lessee are parties to the Participation Agreement, pursuant to which, among other things, Lessor and Lessee have agreed to enter into this Agreement.

                  B. Pursuant to the Trust Agreement, Owner Participant has authorized Lessor to enter into this Agreement.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                 DEFINITIONS AND CONSTRUCTION

                  Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in Annex A.

SECTION 2.                 DELIVERY AND ACCEPTANCE

                  2.1      DELIVERY AND LEASE OF AIRCRAFT

                  Lessor hereby agrees (subject to the satisfaction or waiver of the conditions set forth in Section 5 of the Participation Agreement) to lease to Lessee for the Term and Lessee hereby agrees (subject to the satisfaction or waiver of the conditions set forth in Section 5 of the Participation Agreement) to lease from Lessor for the Term, the Aircraft, commencing immediately upon acquisition of the Aircraft by Lessor pursuant to the Participation Agreement.

                  2.2      ACCEPTANCE BY LESSEE

                  (a) By executing and delivering Lease Supplement No. 1, Lessee confirms to Lessor that Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Agreement.

                 (b) Lessor has authorized one or more employees of Lessee, designated by Lessee in writing, as the authorized representative or representatives of Lessor to accept delivery of the Aircraft on behalf of Lessor pursuant to the Purchase Agreement Assignment and the

Participation Agreement. Lessee hereby agrees that if delivery of the Aircraft shall be accepted by an employee or employees of Lessee pursuant to such authorization by Lessor, such acceptance of delivery by such employee or employees on behalf of Lessor shall, without further act, irrevocably constitute acceptance by Lessee of the Aircraft for all purposes of this Agreement.

SECTION 3.                 TERM AND RENT

                  3.1      TERM

                  The Aircraft shall be leased hereunder for the Term, unless this Agreement or the leasing of the Aircraft is earlier terminated in accordance with any provision of this Agreement. Lessee shall have the option to renew the leasing of the Aircraft hereunder pursuant to, and subject to the terms and conditions of, Section 17, for the Renewal Lease Term.

                  3.2      RENT

                           3.2.1    BASIC RENT

                           (a)      No Basic Rent shall be paid during or
allocated to the Holiday Term (as defined in Schedule 1 to this Lease). During the Base Lease Term, Lessee shall pay to Lessor, on each Payment Date, in the manner and in the funds of the type specified in Section 3.3, Basic Rent in the amount specified in the column with the heading "Total Basic Rent" in Schedule 2 for such Payment Date. The parties hereto agree that, irrespective of Lessee's payment obligations as shown on Schedule 2 hereto, Lessee's liability on account of the use of the Aircraft for any particular allocation period listed in
Schedule 2A hereto shall be the amount specified beside such period in the column with the heading "Basic Rent Allocation Amount" on Schedule 2A hereto.

                           (b)      Notwithstanding anything to the contrary in
any Operative Agreement (including without limitation, Section 3.2.1(a)), the amount of the payment of Basic Rent due and payable on each Payment Date shall be at least sufficient to pay in full, as of such Payment Date (assuming timely payment of the Note prior to such date), the aggregate principal amount of scheduled installments due on the Note outstanding on such Payment Date, together with the accrued and unpaid interest thereon, due on such Payment Date in respect of the Note; provided, however, that no installment of Basic Rent shall be increased to the extent such increase would be based upon (i) any attachment or diversion of Basic Rent on account of Lessor Liens attributable to Lessor or Owner Participant, (ii) any modification of the payment terms of the Note, or (iii) the acceleration of the Note due solely to the occurrence of a Loan Event of Default that does not constitute a Lease Event of Default.

                           3.2.2    SUPPLEMENTAL RENT

                  Lessee shall pay to Lessor, or to whomever shall be entitled thereto under the Operative Agreements, any and all Supplemental Rent when and as the same shall become due and owing. Lessee will also pay to Lessor, or to whomever shall be entitled thereto under the Operative Agreements as Supplemental Rent, to the extent permitted by applicable Law, interest at the Payment Due Rate on any part of any amount of Rent (including, without limitation, Supplemental Rent) not paid by 12:30 p.m., New York time, on the date when due (so long as, in the case of any Person not a party to the Participation Agreement, Lessee had received timely notice of the account to which such payment was required to be made), for the period from and including the date on which the same was due to, but excluding, the date of payment in full. Lessee agrees to pay to Lessor an amount equal to Breakage Cost when due under the Loan Agreement.

                           3.2.3        ADJUSTMENTS TO BASIC RENT, STIPULATED
                                           LOSS VALUES AND TERMINATION VALUES

                           (a)      In the event that Lessee is required to
indemnify the Owner Participant under the Tax Indemnity Agreement, the Stipulated Loss Value percentages set forth in Schedule 3 and the Termination Value percentages set forth in Schedule 4 shall be recalculated (upwards or downwards) by Owner Participant, using the same methods and assumptions (except to the extent such assumptions shall be varied to take into account the Loss or Foreign Tax Credit Loss (as each such term is defined in the Tax Indemnity Agreement) that is the subject of such indemnification and any prior or contemporaneous Loss or Foreign Tax Credit Loss) used to calculate the Stipulated Loss Value percentages and the Termination Value percentages on the Closing Date, in order to maintain the Owner Participant's Net Economic Return.

                           (b)      All adjustments pursuant to Section 3.2.3(a)
or (d) shall be made as promptly as practicable after either Owner Participant or Lessee gives notice to the other that an event has occurred that requires an adjustment. Owner Participant and Lessee shall give prompt notice to the other of any event requiring an adjustment. Any recalculation of the percentages of Stipulated Loss Value and Termination Value, and the Basic Rent payments and allocations set forth in ScheduleS 2 and 2A shall be prepared by Owner Participant, subject to verification at the request of Lessee in accordance with
Section 3.2.3(c), on the basis of the same methodology and assumptions used by Owner Participant in determining the percentages of Stipulated Loss Value and Termination Value and the Basic Rent payments and allocations set forth in ScheduleS 2 and 2A as of the Closing Date, except as such assumptions have been modified to reflect the events giving rise to adjustments hereunder. Promptly after an adjustment is made hereunder, Owner Participant shall deliver to Lessee and to Security Trustee a description of such adjustment, setting forth in reasonable detail the calculation thereof. All adjustments required pursuant to
Section 3.2.3(a) shall be set forth in a Lease Supplement or in an amendment to this Lease, and, promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to the Security Trustee.

                           (c)      If Lessee believes that any calculations by
Owner Participant pursuant to Section 3.2.3(b) are in error, and if, after consultation, Lessee and Owner Participant are unable to agree on an adjustment, then a nationally recognized firm of accountants selected by Lessee and reasonably satisfactory to Owner Participant shall verify such calculations. Owner Participant will make available to such firm, but not, in any circumstances, to Lessee or any representative of Lessee, the methodology and assumptions referred to in Section 3.2.3(b) and any modifications thereto made to reflect the events giving rise to adjustments hereunder (subject to the execution by such firm of a confidentiality agreement, reasonably acceptable to Owner

Participant, prohibiting disclosure of such methodology and assumptions to any third party). The determination by such firm of accountants shall be final absent manifest error. Lessee will pay the reasonable costs and expenses of such further verification by such accountants, provided that if it results in a decrease in the present value (discounted at the Debt Rate) of any Basic Rent payment, Stipulated Loss Value or Termination Value by ten or more basis points from such Basic Rent payment, Stipulated Loss Value or Termination Value as recalculated by the Owner Participant, then the Owner Participant will pay such costs and expenses.

                           (d)      In the event of a refinancing as
contemplated by Section 11 of the Participation Agreement, then the Basic Rent payments set forth in Schedule 2, the Basic Rent allocations set forth in
Schedule 2A, Stipulated Loss Value percentages set forth in Schedule 3 and the Termination Value percentages set forth in Schedule 4 shall be recalculated (upwards and downwards) by the Owner Participant as contemplated by such Section 11 to (1) maintain the Owner Participant's Net Economic Return and (2) to the extent possible consistent with clause (1) hereof, minimize the Net Present Value of Rents to Lessee.

                           3.2.4    OTHER ADJUSTMENTS

                           (a)      Lessee and Lessor may, without the prior
written consent of the Lender but with at least 10 Business Days prior written notice to Security Trustee of the proposed changes, adjust the Basic Rent, Stipulated Loss Values and Termination Values consistent with the limitations of
Section 3.2.1(b) and the last sentence of the definitions of the terms "Stipulated Loss Value" and "Termination Value". All adjustments required pursuant to this Section shall be set forth in a Lease Supplement or in an amendment to this Lease, and, promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to the Security Trustee.

                           (b)      Supplemental Rent shall include any
Transaction Expenses which are paid by the Lessee.

                           (c)      All adjustments to Basic Rent, Stipulated
Loss Values and Termination Values under Sections 3.2.3 and 3.2.4 shall include corresponding adjustments to the equity portion and debt portion thereof.

                  3.3      PAYMENTS

                           (a)      Payments of Rent by Lessee shall be paid by
wire transfer of immediately available Dollars, not later than 12:30 p.m., New York time, on the date when due, to the account of Lessor specified in Schedule 1 to the Participation Agreement or to such other account in the United States as directed by Lessor to Lessee in writing at least 10 Business Days prior to the date such payment of Rent is due or, in the case of any payment of Supplemental Rent expressly payable to a person other than Lessor, to the person that shall be entitled thereto to such account in the United States as such person may specify from time to time to Lessee at least 10 Business Days prior to the date such payment of Rent is due.

                           (b)      Except as otherwise expressly provided
herein, whenever any payment of Rent shall be due on a day that is not a Business Day, such payment shall be made on the next day that is a Business Day, and, if such payment is made on such next Business Day, no interest shall accrue on the amount of such payment during such extension.

                           (c)      So long as Lessee has not received written
notice from the Security Trustee that the Lien of the Security Agreement has been discharged, and notwithstanding Section 3.3(a), Lessor hereby irrevocably directs, and Lessee agrees, that all payments of Rent and all other amounts payable by Lessee hereunder, other than Excluded Payments, shall be paid directly to the Security Trustee on behalf of Lessor by wire transfer of immediately available Dollars to the account of the Security Trustee specified in Schedule 1 to the Participation Agreement, or to such other account in the United States as the Security Trustee may specify by written notice to Lessor and Lessee at least 10 Business Days prior to the date such payment of Rent is due.

                           (d)      Excluded Payments shall be paid by wire
transfer of immediately available Dollars to the account of the person specified in the Participation Agreement or, if not so specified, to such account in the United States as may be specified by such person by written notice to Lessor and Lessee from time to time at least 10 Business Days prior to the date such payment is required to be made.

                           (e)      All computations of interest under this
Agreement shall be made on the basis of a year of 360 days comprised of twelve 30-day months.

SECTION 4.                 DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR;
                              SECTION 1110 MATTERS

                  4.1      DISCLAIMER

                  LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS, WHERE-IS." LESSEE ACKNOWLEDGES AND AGREES THAT AS BETWEEN LESSEE AND EACH OF LESSOR, SECURITY TRUSTEE AND ANY PARTICIPANT (i) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF AND (ii) NONE OF LESSOR, SECURITY TRUSTEE AND ANY PARTICIPANT MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE, AND EACH WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

         (v) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF;

         (w) THE QUALITY OF THE MATERIAL OR WORKMANSHIP WITH RESPECT TO THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF;

         (x) THE ABSENCE OF LATENT OR ANY OTHER DEFECT IN THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF, WHETHER OR NOT DISCOVERABLE;

         (y) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR THE LIKE; OR

         (z) THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRFRAME, ANY ENGINE OR ANY PART THEREOF.

                  4.2      CERTAIN AGREEMENTS OF LESSOR

                  Unless a Lease Event of Default shall have occurred and be continuing, Lessor agrees to make available to Lessee such rights as Lessor may have under any warranty with respect to the Aircraft made, or made available, by Airframe Manufacturer or Engine Manufacturer, or any of their respective subcontractors or suppliers, as the case may be, pursuant to and in accordance with the terms of the Purchase Agreement Assignment.

                  4.3      QUIET ENJOYMENT

                  So long as no Lease Event of Default shall have occurred and be continuing, Lessor shall not interfere with Lessee's rights hereunder to continued possession, use and operation of, and quiet enjoyment of, the Aircraft during the Term. The foregoing, however, shall not be construed or deemed to modify or condition in any respect the obligations of the Lessee pursuant to
Section 16, which obligations are absolute and unconditional.

                  4.4      INVESTMENT OF FUNDS HELD AS SECURITY

                           4.4.1    INVESTMENT

                  Any moneys required to be paid to or retained by Lessor that are required to be paid to Lessee or applied as provided herein shall, until paid to Lessee as provided herein or applied as provided herein, be invested by Lessor from time to time as directed in writing by Lessee, which direction shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment (or, if Lessee fails to so direct, by or as directed by Lessor in its sole discretion) and at the expense and risk of Lessee in Permitted Investments so long as such Permitted Investments specified by Lessee or Lessor, as the case may be, can be acquired by Lessor using its best efforts; provided, that so long as the Lien of the Security Agreement shall not have been discharged, such moneys shall be invested and held by the Security Trustee, as assignee of Lessor, in accordance with this Lease and upon discharge of such Lien, the Security Trustee shall pay any such money held by it to Lessor to be held and invested in accordance with this Section.

                           4.4.2    PAYMENT OF GAIN OR LOSS

                  Any net gain (including interest received) realized as the result of investments pursuant to Section 4.4.1 (net of any fees, commissions and other reasonable expenses, if any, incurred in connection with such investment) shall be held and applied in the same manner as the principal amount is to be held and applied hereunder. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other reasonable expenses, if any, incurred in connection with such investment), such amount so paid to be held and applied by Lessor as contemplated in Section 4.4.1 above.

                           4.4.3    LIMITATION OF LIABILITY

                  All investments under this Section 4.4 shall be at the expense and risk of Lessee, and Lessor and the Security Trustee shall not be liable for any loss resulting from any investment made under this Section 4.4 other than by reason of its willful misconduct or gross negligence. Any such investment may be sold (without regard to its maturity) by Lessor without instructions whenever such sale is necessary to make a distribution required by this Lease.

         4.5      TITLE TRANSFERS BY LESSOR

                  If Lessor shall be required to transfer title to the Aircraft, Airframe or any Engine to Lessee or any other person pursuant to this Lease, then (a) Lessor shall at Lessee's expense (1) transfer to Lessee or such other person, as the case may be, all of Lessor's right, title and interest in and to the Aircraft, Airframe or such Engine, as the case may be, free and clear of all Lessor Liens attributable to Lessor, Bank or Owner Participant, but otherwise on an "as-is", "where is" basis, (2) so long as the Lien of the Security Agreement has not been discharged, comply with the Security Agreement relating to the release of the Aircraft, Airframe or such Engine, (3) assign to Lessee or such other person, as the case may be, if and to the extent permitted under the Purchase Agreement, all warranties of Airframe Manufacturer and Engine Manufacturer with respect to the Aircraft, Airframe or such Engine, and (4) assign to Lessee or such other person, as the case may be, if and to the extent permitted, all claims, if any, for damage to the Aircraft, Airframe or such Engine, in each case free of Lessor Liens attributable to Lessor, Bank or Owner Participant, and without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Lessor Liens, as aforesaid), and (b) Lessor shall at Lessee's expense promptly deliver to Lessee or such other person, as the case may be, a bill of sale and agreements of assignment, evidencing such transfer and assignment, and such other instruments of transfer, all in form and substance reasonably satisfactory to Lessee (or such other person, as the case may be), as Lessee (or such other person, as the case may be) may reasonably request.

                  4.6      LESSOR'S INTEREST IN CERTAIN ENGINES

                  Lessor hereby agrees for the benefit of each lessor, conditional seller, indenture trustee or secured party of any engine leased to, or purchased by, Lessee or any Permitted Sublessee subject to a lease, conditional sale, trust indenture or other security agreement that Lessor, its successors and assigns will not acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any right, title or interest in any engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such indenture trustee or secured party.

                  4.7      SECTION 1110 OF BANKRUPTCY CODE

                  It is the intention of each of Lessee and Lessor that Lessor (and the Security Trustee as assignee of Lessor under the Security Agreement) shall be entitled to all of the benefits of Section 1110 including, without limitation, the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in this Lease.

SECTION 5.        RETURN OF AIRCRAFT

                  5.1      OBLIGATION TO RETURN

                  Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, return the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's jet route system chosen by the Lessor, and otherwise in compliance with conditions required by the provisions of this Section 5, fully equipped with two Engines or engines meeting the requirements of Replacement Engines duly installed thereon. In addition, at such time as Lessee shall be obligated to return the Aircraft it shall deliver or cause to be delivered to Lessor the Aircraft Documents. The Aircraft when returned to Lessor shall be in the operating condition required by Annex B and in compliance with all other provisions of Annex B. At the time of return of the Aircraft to Lessor, Lessor and Lessee shall execute a Return Acceptance Supplement.

                  5.2      COMPLIANCE WITH ANNEX B

                  Lessee shall comply with each of the provisions of Annex B hereto, which provisions are hereby incorporated by this reference as if set forth in full herein.

                  5.3      STORAGE AND RELATED MATTERS

                  If Lessor gives written notice to Lessee not less than 60 days nor more than 120 days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with outdoor parking facilities for the Aircraft for a period up to 30 days, commencing on the date of such return at Lessor's expense; provided, that if such termination occurs as a result of a Lease Event of Default, such storage shall be at the Lessee's expense. Lessee shall maintain in effect during such storage period insurance covering the Aircraft to the extent such insurance is available at reasonable commercial rates, and in such amounts and against such risks as would be customarily carried in similar circumstances by a reasonably prudent lessor, with such insurance being paid for by the Lessor; provided, that if such termination occurs as a result of a Lease Event of Default, the Lessee will cooperate with the Lessor in obtaining such insurance at the Lessee's expense.

                  5.4      RETURN OF OTHER ENGINES

                  In the event that any Engine owned by Lessor shall not be installed on the Airframe at the time of return hereunder, Lessee shall be required to return the Airframe hereunder with a Replacement Engine meeting the requirements of, and in accordance with, Section 10 hereof and Annex B hereto. Thereupon, Lessor will transfer to Lessee the Engine constituting part of such Aircraft but not installed on such Airframe at the time of the return of the Airframe.

SECTION 6.        LIENS

                  The Lessee shall not during the Term directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein of Lessee or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein and the rights of the parties to the other Operative Agreements or of any Permitted Sublessee under any Permitted Sublease; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 7.2 or Annex C; (c) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of Owner Participant or Security Trustee therein or any risk of criminal liability or any material risk of material civil penalty against Lessor or Security Trustee or any Participant; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent for more than 30 days or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or an Engine or the interest of Owner Participant or Security Trustee therein or any risk of criminal liability or any material risk of material civil penalty against Lessor or Security Trustee or any Participant; (e) Liens arising out of judgments or awards against the Lessee (or any Permitted Sublessee) so long as within 30 days after entry thereof there shall be in effect with respect to which a stay of execution or such judgments or awards have been discharged or vacated; (f) Lessor Liens attributable to Lessor, Lender, Owner Participant or Security Trustee; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft; and (h) Liens with respect to which the Lessee (or any Permitted Sublessee) has provided a bond or other security adequate in the good faith opinion of the Lessor and the Owner Participant. Lessee shall promptly (and in any case, by the end of the Term), at its own expense, take (or cause to be taken) such action as may be necessary to duly discharge (by bonding or otherwise) any Lien not excepted above if the same shall at any time arise in respect of the Aircraft, the Airframe, any Engine or any Part during the Term.

SECTION 7.                 REGISTRATION, OPERATION, POSSESSION, SUBLEASING AND
                               RECORDS

                  7.1      REGISTRATION AND OPERATION

                           7.1.1    REGISTRATION AND RECORDATION

                  Subject to the compliance by Lessor and Owner Participant with their respective obligations under Section 13 of the Participation Agreement, Lessee shall cause the Aircraft to be, and at all times during the Term to remain, duly registered with the FAA under the Act or with such other country of registry and in such name as shall be permitted under Section 7.1.2 below (except to the extent that such registration under the Act cannot be effected with the FAA because of Lessor's or Owner Participant's failure to comply with the citizenship requirements for registration of the Aircraft under the Act). Lessor shall execute any and all such documents as Lessee (or any Permitted Sublessee) may reasonably request for the purpose of effecting and continuing such registration. Unless the Security Trustee has given Lessee notice that the Lien of the Security Agreement has been discharged, Lessee shall also cause the Security Agreement to be duly recorded and at all times maintained of record as a first-priority perfected mortgage (subject to Permitted Liens) on the Aircraft, the Airframe and each of the Engines (except to the extent that such perfection or priority cannot be maintained as a result of the failure by Lessor or the Security Trustee to execute and deliver any necessary documents).

                           7.1.2    REREGISTRATION

                  So long as no Lease Event of Default, Payment Default or Bankruptcy Default shall have occurred and be continuing, Lessee may, by 20 days' written notice to Lessor, request to change the country of registration of the Aircraft. Any such change in registration shall be effected only in compliance with, and subject to all of the conditions set forth in, Section
7.6.11 of the Participation Agreement.

                           7.1.3    MARKINGS

                  If permitted by applicable Law, on or reasonably promptly after the Closing, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in each case, in a clearly visible location (it being understood that the location of such placards, as identified to the Owner Participant prior to the Closing, shall be deemed to be in compliance with this requirement), a placard of a reasonable size and shape bearing the legend, in English, set forth in Schedule 6. Such placards may be removed temporarily, if necessary, in the course of maintenance of the Airframe or Engines. If any such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this
Section 7.1.3.

                           7.1.4    COMPLIANCE WITH LAWS

                  The Lessee shall not permit the Airframe or any Engine to be used, operated, maintained, serviced, repaired or overhauled during the Term in violation of any Law binding on or applicable to the Aircraft, the Airframe or any Engine, or in violation of any airworthiness certificate, license or registration of any Government Entity relating to Lessee or the Aircraft, the Airframe or any Engine, except for immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Lessee or Permitted Sublessee, as the case may be, upon discovery, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a material danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of Security Trustee or Owner Participant therein, any risk of criminal liability or any material risk of material civil liability against Lessor, Security Trustee or any Participant, or (ii) it is not possible for the Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered).

                           7.1.5    OPERATION

                  Lessee agrees not to operate, use or locate the Aircraft, the Airframe or any Engine, or allow the Aircraft, the Airframe or any Engine to be operated, used or located (a) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition by the U.S. Government where Lessee obtains (and provides evidence of) an indemnity in lieu of such insurance from the U.S. Government, or insurance from the U.S. Government, covering such area, in accordance with
Section 11.3 or (b) in any recognized area of hostilities unless fully covered in accordance with Annex D by war-risk insurance as required by the terms of
Section 11 (including, without limitation, Section 11.3), unless in any case referred to in this Section 7.1.5 the Aircraft is only temporarily operated, used or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition or other similar unforeseen circumstances, so long as Lessee diligently and in good faith proceeds to remove the Aircraft from such area.

                  7.2      POSSESSION

                  The Lessee will not, without the prior written consent of Lessor and Owner Participant (which consent shall not be unreasonably withheld), sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; PROVIDED, HOWEVER, subject to the provisions of Section 7.3, that Lessee may, so long as no Lease Event of Default has occurred and is continuing (except during the Section 1110 Period), without such prior written consent:

                           7.2.1    INTERCHANGE AND POOLING

                  Subject or permit any Permitted Sublessee to subject (x) the Airframe to an Airframe Interchange Agreement or (y) any Engine to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Lessee or such Permitted Sublessee, as the case may be, in the ordinary course of business with an air carrier; PROVIDED, HOWEVER, that (A) (i) no such Agreement, agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and (ii) if the Lessor's title to any Engine shall nevertheless


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                                                                              12


be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Lessee shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, Section 10; and (B) the party to such Airframe Interchange Agreement or interchange agreement is not then subject to a proceeding under applicable bankruptcy, insolvency or reorganization laws on the date such interchange agreement is entered into.

                           7.2.2    TESTING AND SERVICE

                  Deliver or permit any Permitted Sublessee to deliver possession of the Aircraft, Airframe, any Engine or any Part (i) to the manufacturer thereof or to any third-party maintenance provider, for testing, service, repair, maintenance or overhaul work on the Aircraft, Airframe, any Engine or any Part, or, to the extent required or permitted by the terms of Annex C, for alterations or modifications in or additions to the Aircraft, Airframe or any Engine or (ii) to any Person for the purpose of transport to a Person referred to in the preceding clause (i).

                           7.2.3    TRANSFER TO U.S. GOVERNMENT

                  Transfer or permit any Permitted Sublessee to transfer possession of the Aircraft, Airframe or any Engine to the U.S. Government, in which event Lessee shall promptly notify Lessor and Security Trustee in writing of any such transfer of possession and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address and telephone numbers the Contracting Office Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF.

                           7.2.4    INSTALLATION OF ENGINES ON OWNED AIRCRAFT

                  Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, as the case may be, free and clear of all Liens, except (a) Permitted Liens and those that do not apply to the Engines and (b) the rights of third parties under normal interchange or pooling agreements and arrangements of the type that would be permitted under Section 7.2.1.

                           7.2.5    INSTALLATION OF ENGINES ON OTHER AIRFRAMES

                  Install or permit any Permitted Sublessee to install an Engine on an airframe leased to Lessee or such Permitted Sublessee, or purchased by Lessee or such Permitted Sublessee subject to a mortgage, security agreement, conditional sale or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by clauses (a) and (b) of Section 7.2.4 and
(b) Lessee or Permitted Sublessee, as the case may be, shall have received from the lessor, mortgagee, secured party or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, mortgage, security agreement, conditional sale or other agreement covering such airframe),


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                                                                              13


whereby such Person agrees that it will not acquire or claim any right, title or interest in, or Lien on, such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor.

                           7.2.6    INSTALLATIONS OF ENGINES ON FINANCED
                                       AIRCRAFT

                  Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, leased to Lessee or such Permitted Sublessee, or purchased by Lessee or such Permitted Sublessee subject to a conditional sale or other security agreement under circumstances where neither Section 7.2.4 or 7.2.5 is applicable; PROVIDED, HOWEVER, that any such installation shall be deemed an Event of Loss with respect to such Engine, and Lessee shall comply with Section 10.2 hereof in respect thereof.

                           7.2.7    SUBLEASING

                  With respect to the Aircraft, Airframe or any Engine, so long as no Payment Default, Bankruptcy Default or Lease Event of Default has occurred and is continuing, enter into a sublease with any Permitted Air Carrier, but only if:

                           (a)      Lessee shall provide written notice to
Lessor of Lessee's intent to enter into a Permitted Sublease 10 days in advance of entering into such sublease, such notice to be accompanied by the proposed sublease documents;

                           (b)      At the time that Lessee enters into such
Permitted Sublease, such Permitted Sublessee shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar proceeding, shall not be seeking any reorganization or any readjustment of its debts and shall not be, or shall not have substantially all of its property, in the possession of any liquidator, trustee, receiver or similar person and, if such Permitted Sublessee is a Permitted Foreign Air Carrier, the United States then maintains normal diplomatic relations with the country in which such Permitted Sublessee has its principal executive offices (or in the case of Taiwan, diplomatic relations at least as good as those in effect on the Borrowing Date);

                           (c)      Any such Permitted Sublease: (i) shall
include provisions for the maintenance, operation, possession, inspection and insurance of, and removal of Liens on, the Aircraft that are the same in all material respects as the applicable provisions of this Lease, (ii) shall provide that such Permitted Sublessee may not further sublease or transfer its interests (except transfers of the type permitted in Sections 7.2.1 through 7.2.6, inclusive in the Aircraft, Airframe or Engines, (iii) shall not extend beyond the end of the Term and (iv) shall be expressly subject and subordinate to all the terms of this Agreement and to the rights, powers and remedies of Lessor hereunder;

                           (d)      In connection with a sublease to a Permitted
Foreign Air Carrier, Lessee shall have furnished Lessor and Security Trustee an opinion (reasonably satisfactory to Lessor) of counsel (reasonably satisfactory to Lessor and Security Trustee), in the country of domicile of such Permitted Foreign Air Carrier, that (i) the terms of such sublease are the legal, valid and binding obligations of the parties thereto enforceable under the Laws of such


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                                                                              14


jurisdiction, (ii) it is not necessary for any Participant, Lessor or Security Trustee to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result, in whole or in part, of the proposed sublease, (iii) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe or Engines in the event of the requisition by such government of such title (unless Lessee shall provide insurance in the amounts required with respect to hull insurance under Section 11 covering the requisition of title to the Aircraft, Airframe or Engines by the government of such jurisdiction so long as the Aircraft, Airframe or Engines are subject to such sublease), (iv) the laws of such sublessee's country of domicile would give recognition to Lessor's title to, and Security Trustee's Lien in respect of, such Engine or the Airframe and to the registry of such Engine or the Airframe in the name of Lessor (or Lessee, as "lessee", or the proposed sublessee, as appropriate), (v) the agreement of such Permitted Foreign Air Carrier that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Foreign Air Carrier under applicable Law, (vi) there is no tort liability of the owner or Lessor of an aircraft not in possession thereof under the Laws of such country (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Owner Participant and the Security Trustee, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant and the Security Trustee is provided to cover such risk), and (vii) there exist no possessory rights in favor of the Permitted Foreign Air Carrier under such sublease under the laws of such Permitted Foreign Air Carrier's country of domicile that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such Permitted Foreign Air Carrier is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 15 upon the exercise by Lessor of its remedies under Section 15;

                           (e)      [intentionally omitted];

                           (f)      Lessee shall furnish to Lessor and the
Security Trustee a certificate of its regularly retained independent insurance broker to the effect that the insurance required by Section 11 remains in effect at the time such sublease is entered into;

                           (g)      All necessary documents shall have been duly
filed, registered or recorded in such public offices in the United States and in such country as may be required fully to preserve the title of Lessor, and the first priority perfected security interest (subject to Permitted Liens) of Security Trustee, in the Aircraft, Airframe and Engines;

                           (h)      Lessee shall reimburse Lessor and Security
Trustee for all of its reasonable out-of-pocket fees and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by Lessor and Security Trustee in connection with any such sublease; and

                           (i)      Lessee shall have furnished to Lessor and
Security Trustee an Officer's Certificate to the effect that all conditions precedent provided for herein relating to entry into such sublease have been complied with.

                  7.3 CERTAIN LIMITATIONS ON SUBLEASING OR OTHER RELINQUISHMENT OF POSSESSION

                  Notwithstanding anything to the contrary in Section 7.2:

                           (a)      The rights of any person that receives
possession of the Aircraft in accordance with Section 7.2 shall be subject and subordinate to all the terms of this Lease, and to Lessor's rights, powers and remedies hereunder, including, without limitation (i) Lessor's right to repossess the Aircraft pursuant to Section 15, (ii) Lessor's right to terminate and avoid such sublease, delivery, transfer or relinquishment of possession upon the occurrence of a Lease Event of Default and (iii) the right to require Lessee or such other Person to forthwith deliver the Aircraft, the Airframe and Engines subject to such transfer upon the occurrence of a Lease Event of Default;

                           (b)      Lessee shall remain primarily liable
hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, the Airframe, any Engine or any Part or any failure of performance under or with respect to any such transfer shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any Operative Agreement;

                           (c)      Lessee shall ensure that no sublease,
delivery, transfer or relinquishment permitted under Section 7.2 shall affect the United States registration of the Aircraft, unless also made in accordance with the provisions of Section 7.1.2;

                           (d)      Any event that constitutes or would, with
the passage of time, constitute an Event of Loss under paragraph (c), (d), or
(e) of the definition of such term (as set forth in Annex A) shall not be deemed to violate the provisions of Section 7.2; and

                           (e)      Any Wet Lease shall not constitute a
delivery, transfer or relinquishment of possession for purposes of Section 7.2 and shall not be prohibited by the terms hereof.


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                                                                              16


SECTION 8.                 MAINTENANCE; REPLACEMENT AND POOLING OF PARTS;
                           ALTERATIONS, MODIFICATIONS AND ADDITIONS; OTHER LESSEE COVENANTS

                  8.1 MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS

                  At all times during the Term, Lessee shall comply with, or cause to be complied with, each of the provisions of Annex C, which provisions are hereby incorporated by this reference as if set forth in full herein.

                  8.2      INFORMATION FOR FILINGS

                  Lessee shall promptly furnish to Owner Participant, Security Trustee or Lessor such information (other than with respect to the citizenship of Owner Participant and Lessor) within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee, as may be required to enable Lessor timely to file any reports required to be filed by it as lessor under the Lease, to enable the Security Trustee timely to file any reports required to be filed by it as the Security Trustee under the Security Agreement or to enable Owner Participant to timely file any reports required to be filed by it, as the beneficiary of the Trust Estate, in any such case, with any Government Entity because of, or in connection with, the interest of Owner Participant, Security Trustee or Lessor in the Aircraft, Airframe or Engines, this Lease or any other part of the Trust Estate; provided, however, that with respect to any such information which Lessee reasonably deems commercially sensitive or confidential, Owner Participant, the Security Trustee or Lessor, as the case may be, shall afford Lessee a reasonable opportunity to seek from any such Government Entity a waiver of the obligation of Owner Participant, the Security Trustee or Lessor to file any such information, or shall consent to the filing of such information directly by Lessee in lieu of filing by Owner Participant, the Security Trustee or Lessor, and if any such waiver or consent is evidenced to the reasonable satisfaction of Owner Participant, the Security Trustee or Lessor, as the case may be, then Lessee shall not be required to furnish such information to Owner Participant, the Security Trustee or Lessor.

SECTION 9.                 VOLUNTARY TERMINATION UPON OBSOLESCENCE

                  9.1      RIGHT OF TERMINATION

                           (a)      Unless a Payment Default, Bankruptcy Default
or Lease Event of Default shall have occurred and be continuing, Lessee shall have the right at its option to terminate this Lease during the Base Lease Term, effective only on a Termination Date occurring after the end of the Tax Attribute Period, if:

                           (i) Lessee makes a good faith determination that the
                  Aircraft either has become economically obsolete or is surplus to Lessee's requirements and the Chief Financial Officer of Lessee so certifies in writing to Lessor; and


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                                                                              17


                           (ii) written notice of Lessee's exercise of its
                  option to terminate this Agreement shall be given to Lessor not less than 90 days prior to the proposed Termination Date specified in such notice.

                           (b)      Lessor shall notify Lessee and Security
Trustee of Lessor's intention to sell or retain the Aircraft, as provided in this Section 9, no later than 45 days after Lessee gives Lessor written notice pursuant to Section 9.1(a)(ii). Any failure by Lessor to give such notice of its election shall be deemed to be an election to sell the Aircraft, as provided in this Section 9.

                           (c)      Any termination pursuant to this Section 9
shall become effective on the date of the sale, if any, pursuant to Section 9.2 or upon the date of termination and payment by Lessee and Lessor in accordance with Section 9.3 if Lessor elects to retain the Aircraft.

                  9.2      ELECTION BY LESSOR TO SELL

                           9.2.1    BIDS; CLOSING OF SALE

                  Unless Lessor has given Lessee notice of Lessor's election to retain the Aircraft, Lessee, as agent for Lessor, shall, until the date ten Business Days prior to the proposed Termination Date, use commercially reasonable efforts to obtain bids for a cash purchase of the Aircraft and Lessor may, if it desires to do so, also seek to obtain such bids. In the event Lessee receives any bid, Lessee shall promptly, and in any event at least ten Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of such bid, the proposed date of such sale and the name and address of the person (who shall not be Lessee or any Affiliate of Lessee or any person with whom Lessee or any such Affiliate has an arrangement for the future use of the Aircraft by Lessee or any such Affiliate) submitting such bid. In the event Lessor receives any bid on or prior to the date ten Business Days prior to the proposed date of sale, certify to Lessee in writing the amount and terms of such bid, the proposed date of such sale and the name and address of the person submitting such bid.

                           9.2.2    CLOSING OF SALE

                           (a)      On the proposed Termination Date (i) Lessee
shall deliver the Airframe and Engines or engines constituting part of the Aircraft to the bidder, if any, which shall have submitted the highest cash bid (net of applicable brokerage commissions) on or before the date ten Business Days prior to such Termination Date, in the same manner as if delivery were made to Lessor pursuant to Section 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of Section 5 and Annex B, and
(ii) Lessor shall simultaneously therewith transfer the Airframe and Engines or engines to such bidder, in the manner described in Section 4.5, against cash paid to Lessor in the amount of such highest bid (net of applicable brokerage commissions and all reasonable out-of-pocket fees and expenses incurred by Lessor, Security Trustee and Owner Participant in connection with such sale and the related termination of this Lease (collectively, the "EXPENSES OF SALE")) and in the manner and in funds of the type specified in Section 3.3.

                           (b)      All proceeds of any sale described in
Section 9.2.2(a), net of Expenses of Sale, shall be paid to and retained by Lessor and, on such Termination Date, and as a condition precedent to such sale and the delivery of the Aircraft and Engines or engines to such bidder, Lessee shall pay to Lessor, in the manner and in funds of the type specified in Section 3.3:

                           (i) all unpaid Basic Rent due at any time prior to
                  such Termination Date, but excluding Basic Rent due on such Termination Date; plus

                           (ii) an amount equal to the excess, if any, of the
                  Termination Value for the Aircraft, computed as of such Termination Date, over the proceeds of such sale, net of Expenses of Sale; plus

                           (iii) as provided in Section 3.2.2, interest on the
                  amounts specified in the foregoing clause (i) at the Payment Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; plus

                           (iv) an amount equal to the excess, if any, of (A)
                  the amount, if any, set forth opposite such Termination Date in Schedule 4 hereto in the column with the heading "Deferred Basic Rent", over (B) the amount, if any, set forth opposite such Termination Date in Schedule 4 hereto in the column with the heading "Prepaid Basic Rent".

                  As a further condition precedent to such sale and delivery, Lessee shall pay all Supplemental Rent due by Lessee to Lessor, Security Trustee, or the Participants under this Lease (including, without limitation, all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, and the Expenses of Sale).

                           (c)      Upon and subject to any such sale and
receipt of proceeds by Lessor, and full and final payment of all amounts described in Section 9.2.2(b), and compliance by Lessee with all the other provisions of this Section 9.2,

                           (i) Lessor will transfer to Lessee, in accordance
                  with Section 4.5, any Engines constituting part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                           (ii) the obligation of Lessee to pay Basic Rent, on
                  or after the Payment Date with reference to which Termination Value is computed, shall cease, and the Term for the Aircraft shall end effective as of the date of such sale; and

                           (iii) if and to the extent that the amount specified
                  in clause (iv)(B) of the first sentence of Section 9.2.2(b) exceeds the aggregate amount specified in


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                                                                              19


                  clause (iv)(A) of the first sentence of Section 9.2.2(b), subject to receipt by Lessor of all amounts owing to it under
                  Section 9.2.2(b) and payment by Lessee of all other amounts payable by Lessee under Section 9.2.2(b), Lessor shall pay to Lessee an amount equal to such excess out of funds received by the Lessor from the Security Trustee or provided for that purpose by the Owner Participant.

                           (d)      A sale of the Aircraft pursuant to this
Section 9.2.2 shall take place only on a Termination Date. Subject to Section 9.3, if no sale shall have occurred on or as of the proposed Termination Date, this Agreement shall continue in full force and effect, and all of Lessee's obligations shall continue, including, without limitation, its obligation to pay Rent, in each case, as if the notice under Section 9.1 shall not have been given and, subject to Section 9.2.3, Lessee may give another notice pursuant to
Section 9.1.

                           9.2.3    WITHDRAWAL OF NOTICE OF TERMINATION

                           (a)      Lessee may withdraw any notice given
pursuant to Section 9.1 at any time on or before the date 20 days prior to the proposed Termination Date, whereupon this Agreement shall continue in full force and effect and all of Lessee's obligations shall continue, including, without limitation, its obligation to pay Rent, in each case, as if the notice under
Section 9.1 shall not have been given and Lessee may give another notice pursuant to Section 9.1; PROVIDED that Lessee shall not be entitled to give more than three notices pursuant to Section 9.1.

                           (b)      Lessee shall pay all reasonable
out-of-pocket fees and expenses of Lessor, Security Trustee and Owner Participant in connection with any notice of termination withdrawn by Lessee or in connection with any notice of termination pursuant to which a sale of the Aircraft fails to occur.

                  9.3      RETENTION OF AIRCRAFT BY LESSOR

                           (a)      If Lessor shall elect to retain the Aircraft
in accordance with Section 9.1, on the proposed Termination Date:

                           (i) Lessor shall pay, or cause to be paid, in the
                  manner and in funds of the type specified in Section 3.3, to the Security Trustee an amount sufficient to prepay the Note pursuant to the Loan Agreement, together with accrued interest thereon;

                           (ii) subject to receipt by Security Trustee of the
                  funds described in paragraph (i) above, Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft to Lessor pursuant to Section 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of Section 5 and Annex B;

                           (iii) Lessee shall pay to Lessor, in the manner and in funds of the type specified in Section 3.3:

                                    (1)     all unpaid Basic Rent due at any
                                            time prior to such Termination Date
                                            but excluding Basic Rent due on such
                                            Termination Date; plus

                                    (2)     as provided in Section 3.2.2,
                                            interest on the amounts specified in
                                            the foregoing clause (1) at the
                                            Payment Due Rate from and including
                                            the date on which any such amount
                                            was due to the date of payment of
                                            such amount in full; plus

                                    (3)     an amount equal to the excess of (A)
                                            the amount, if any, set forth
                                            opposite such Termination Date in
                                            Schedule 4 hereto in the column with
                                            the heading "Deferred Basic Rent",
                                            over (B) the amount, if any, set
                                            forth opposite such Termination Date
                                            in Schedule 4 hereto in the column
                                            with the heading "Prepaid Basic
                                            Rent"; and

                           (iv) Lessee shall also pay all Supplemental Rent due
                  and payable by Lessee to Lessor, Security Trustee, or the Participants under this Lease (including without limitation all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, and the reasonable out-of-pocket fees and expenses incurred by Lessor and Owner Participant in connection with such termination and sale).

                           (b)      Upon full and final payment to Lessor,
Security Trustee, and the Participants of the amounts described in Section 9.3(a), and compliance by Lessee with all the other applicable provisions of this Section 9.3,

                           (i) Lessor will transfer to Lessee, in accordance
                  with Section 4.5, any Engines constituting part of the Aircraft but which were not then installed on the Airframe and returned therewith; and

                           (ii) The obligation of Lessee to pay Basic Rent
                  otherwise due on or after the Termination Date shall cease, and the Term for the Aircraft shall end effective as of such Termination Date; and

                           (iii) if and to the extent that the amount specified
                  in clause (iii)(3)(B) of Section 9.3(a) exceeds the aggregate amount specified in clause (iii)(3)(A) of Section 9.3(a), subject to receipt by Lessor of all amounts owing to it under
                  Section 9.3(a) and payment by Lessee of all other amounts payable by Lessee under Section 9.3(a), Lessor shall pay to Lessee an amount equal to such excess out of funds received by the Lessor from the Security Trustee or provided for that purpose by the Owner Participant.


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                                                                              21


SECTION 10.       LOSS, DESTRUCTION, REQUISITION, ETC.

                  10.1     EVENT OF LOSS WITH RESPECT TO AIRCRAFT

                           10.1.1   NOTICE AND ELECTION

                           (a)      Upon the occurrence of an Event of Loss with
respect to the Airframe, and any Engine or Engines installed thereon at the time of such Event of Loss, Lessee shall promptly (and in any event within 10 Business Days after such occurrence) give Lessor and Security Trustee written notice of such Event of Loss. Within 45 days after such occurrence, Lessee shall give Lessor and Security Trustee written notice of Lessee's election to make payment in respect of such Event of Loss, as provided in Section 10.1.2, or to replace the Airframe, and any such Engines, as provided in Section 10.1.3.

                           (b)      Any failure by Lessee to give such notice of
its election shall be deemed to be an election of the option set forth in
Section 10.1.2. In addition, Lessee shall not be entitled to elect the option set forth in Section 10.1.3 if, at the time Lessor receives such notice from Lessee, there shall have occurred and be continuing a Payment Default, a Bankruptcy Default or a Lease Event of Default.

                           (c)      For purposes of Section 10.1.2, an Event of
Loss with respect to the Airframe shall be deemed to constitute an Event of Loss with respect to the Aircraft. For purposes of Section 10.1.3, any Engine not actually suffering an Event of Loss shall not be required to be replaced.

                           10.1.2   PAYMENT OF LOSS AND TERMINATION OF LEASE

                           (a)      If Lessee elects, in accordance with
Section 10.1.1, to make payment in respect of any such Event of Loss, then Lessee shall pay, in the manner and in funds of the type specified in Section 3.3, the following amounts:

                           (i) on the Stipulated Loss Value Date next following
                  the earlier of (x) the 120th day following the date of the occurrence of such Event of Loss, and (y) the third day following the receipt of insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee's election under Section 10.1.1 to make payment under this Section 10.1.2), Lessee shall pay to Lessor:

                                    (1)     all unpaid Basic Rent or Renewal
                                            Rent, as the case may be, due at any
                                            time prior to such Stipulated Loss
                                            Value Date; plus

                                    (2)     an amount equal to the excess of (A)
                                            the sum of (I) the Stipulated Loss
                                            Value of the Aircraft computed as of
                                            such Stipulated Loss Value Date plus
                                            (II) the amount, if any, set forth
                                            opposite such Stipulated Loss Value
                                            Date in Schedule 3 hereto in the
                                            column with the heading "Deferred
                                            Basic


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                                                                              22


                                            Rent", over (B) the amount, if
                                            any, set forth opposite such
                                            Stipulated Loss Value Date in
                                            Schedule 3 hereto in the column with
                                            the heading "Prepaid Basic Rent";
                                            plus

                                    (3)     as provided in Section 3.2.2,
                                            interest on the amount specified in
                                            the foregoing clause (1) at the
                                            Payment Due Rate from and including
                                            the date on which any such amount
                                            was due to the date of payment of
                                            such amount in full;

PROVIDED, that if such Stipulated Loss Value Date is a Payment Date, Lessee shall not be obligated to pay the Basic Rent or Renewal Rent otherwise required to be paid on such date.

                           (ii) on or before the date required for payment of
                  the amounts specified in paragraph (i) above, Lessee shall also pay to Lessor, Security Trustee, and the Participants all other amounts due and payable by Lessee to Lessor, Security Trustee and the Participants under this Lease, the Participation Agreement or any other Lessee Operative Agreement.

                           (b)      Upon payment in full of all amounts
described in the foregoing paragraph (a),(i) the obligation of Lessee to pay Basic Rent or Renewal Rent hereunder with respect to the Aircraft shall terminate, (ii) the Term for the Aircraft shall end and (iii) Lessor will at Lessee's expense transfer the Aircraft to Lessee, as-is and where-is, and subject to any insurer's salvage rights, but otherwise in the manner described in Section 4.5.

                           10.1.3   REPLACEMENT OF AIRFRAME AND ENGINES

                           (a)      If Lessee elects, in accordance with
Section 10.1.1, to replace the Airframe, and any Engine actually suffering the Event of Loss, then Lessee shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with Section 10.3 and as replacement for the Airframe, and any such Engine, title to a Replacement Airframe (which shall comply with paragraph (b) below), and for each such Engine a Replacement Engine, in each case free and clear of all Liens other than Permitted Liens. If Lessee makes such election, but for any reason fails or is unable to effect such replacement within such time period and in compliance with the requirements set forth in Section 10.3, then Lessee shall be deemed to have initially made the election set forth in Section 10.1.2 with the effect that Lessee shall immediately pay, in the manner and in funds of the type specified in Section 3.3, the amounts required under, and in accordance with, Section 10.1.2.

                           (b)      Any such Replacement Airframe shall be an
airframe that is the same model as the Airframe to be replaced thereby, or an improved model, and that has a value, utility and remaining useful life, at least equal to the Airframe to be replaced thereby (assuming that such Airframe had been maintained in accordance with the Lease). Any such Replacement Engine shall meet the requirements of, and be conveyed by Lessee to Lessor in accordance with, Section 10.2 (other than the notice requirement set forth in Section 10.2.1).


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                                                                              23


                  10.2     EVENT OF LOSS WITH RESPECT TO AN ENGINE

                           10.2.1   NOTICE

                  Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which an Event of Loss with respect to the Airframe has not occurred, Lessee shall promptly (and in any event within 10 Business Days after such occurrence) give Lessor and Security Trustee written notice of such Event of Loss.

                           10.2.2   REPLACEMENT OF ENGINE

                  Lessee shall, promptly and in any event within 90 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with Section 10.3 and as replacement for the Engine with respect to which any Event of Loss occurred, title to a Replacement Engine free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and that has a value, utility and remaining useful life (without regard to hours and cycles remaining until overhaul) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with the Lease).

                           10.2.3   ENGINE EXCHANGE

                  Unless a Payment Default, Bankruptcy Default or Lease Event of Default shall have occurred and be continuing, upon not less than 30 days' prior written notice to Lessor and Security Trustee, Lessee may replace any Engine leased hereunder with another engine (the "EXCHANGED ENGINE") meeting the requirements of Section 10.2.2. Such Exchanged Engine shall be deemed to be a "Replacement Engine" and Lessor and Lessee shall comply with the provisions of
Section 10.3 with regard to the Exchanged Engine and the Engine so replaced.

                  10.3     CONDITIONS TO ANY REPLACEMENT

                           10.3.1   DOCUMENTS

                  Prior to or at the time of conveyance of title to any Replacement Airframe or Replacement Engine to Lessor, Lessee shall take each of the following actions:

                           (a)      furnish Lessor with a full warranty bill of
sale duly conveying to Lessor such Replacement Airframe or Replacement Engine, in form and substance reasonably satisfactory to Lessor and cause such Replacement Airframe to be duly registered in the name of Lessor pursuant to the Act;

                           (b)      cause (i) a Lease Supplement subjecting such
Replacement Airframe or Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be filed for recordation with the FAA pursuant to the Act, (ii) a Security Agreement Supplement, subjecting such Replacement Airframe or Replacement Engine to the Security Agreement, to be delivered to Lessor for execution and,


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                                                                              24


upon execution, to be filed for recordation with the FAA pursuant to the Act and
(iii) such Financing Statements and other filings, as Lessor or Security Trustee may reasonably request, or as may be required by applicable Law to perfect the Security Trustee's security interest in such Replacement Airframe or Replacement Engine duly executed by Lessee and, to the extent applicable, Lessor and Security Trustee (and Lessor and Security Trustee shall execute and deliver the same), to be filed in such locations as any such party may reasonably request or as may be required by applicable Law to perfect the Security Trustee's security interest in such Replacement Airframe or Replacement Engine;

                           (c)      furnish a certificate of its regularly
retained independent insurance broker to the effect that the insurance provisions of Section 11 with respect to such Replacement Airframe or Replacement Engine have been complied with;

                           (d)      furnish an opinion or opinions of Lessee's
counsel (which may be Lessee's General Counsel) reasonably satisfactory to Lessor and Security Trustee and addressed to Lessor and Security Trustee to the effect that (i) such full warranty bill of sale referred to in Section 10.3.1(a) constitutes an effective instrument for the conveyance of title to the Replacement Airframe or Replacement Engine and (ii) in the case of a Replacement Airframe, Lessor and Security Trustee, as assignee of Lessor, will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe, provided that such opinion referred to in this clause (ii) need not be delivered to the extent that immediately prior to such replacement the benefits of Section 1110 were not, solely by reason of a change in law or court interpretation thereof, available to Lessor or Security Trustee, as assignee of Lessor;

                           (e)      furnish an opinion of Lessee's counsel
reasonably satisfactory to Lessor and Security Trustee and addressed to Lessor and Security Trustee as to the due registration of any such Replacement Airframe, the ownership of title to such Replacement Airframe by Owner Trustee and the absence of Liens of record with respect to such Replacement Airframe (other than Permitted Liens) and the due filing for recordation of each Lease Supplement and Security Agreement Supplement with respect to such Replacement Airframe or Replacement Engine under the Act;

                           (f)      with respect to the replacement of the
Airframe, and any Engine installed thereon at the time of the subject Event of Loss, if requested by Lessor and at Lessee's expense, furnish a certified report of a qualified independent aircraft appraiser, reasonably satisfactory to Lessor, certifying that such Replacement Airframe and any such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 10.1.3(b);

                           (g)      furnish a certificate of a qualified
aircraft engineer (who may be an employee of Lessee) certifying that such Replacement Engine complies with the value, utility and remaining useful life requirements set forth in Section 10.2.2; and

                           (h)      furnish an Officer's Certificate of the
Lessee stating that all conditions precedent provided for herein to the replacement of the Airframe and/or Engine have been complied with.

                  Lessor and Lessee understand and agree that if at the time of any replacement of the Airframe or any Engine, as contemplated in this Section 10, the Airframe was registered in a jurisdiction other than the United States, then the requirements set forth above in this Section 10.3.1 relating to compliance with the requirements of the Act or the FAA, shall be deemed to refer to the comparable applicable Law of, and the Aviation Authority of, such other jurisdiction.

                           10.3.2   OTHER OBLIGATIONS

                           (a)      Lessor and Lessee agree that, upon any
Replacement Airframe becoming the Airframe hereunder, and upon any Replacement Engine becoming an Engine hereunder, this Lease shall continue to be, and shall be treated as, a lease for U.S. federal income tax purposes of, among other things, such Replacement Airframe and such Replacement Engine. Without limiting the foregoing, Lessee and Lessor intend that Lessor shall, in all events, be entitled to the benefits of Section 1110 with respect to any Replacement Airframe or Replacement Engine and Lessee and Lessor shall cooperate and take such action as the other may reasonably request so as to ensure that Lessor shall be entitled to such benefits.

                           (b)      No Event of Loss with respect to an Engine,
or with respect to an Airframe, shall result in, or otherwise allow or permit (other than as provided in Section 10.1.2(b)), any reduction, deferral, discharge or other change in the timing or amount of any Rent payable by Lessee hereunder, and (subject to such Section 10.1.2(b)) Lessee shall pay all such Rent and other amounts as though such Event of Loss had not occurred.

                           (c)      Lessee shall reimburse Lessor for all
reasonable out-of-pocket costs (including reasonable attorney's fees) incurred by it in connection with any Replacement Airframe becoming the Airframe hereunder and any Replacement Engine becoming an Engine hereunder.

                  10.4     CONVEYANCE TO LESSEE

                  Upon compliance by Lessee with the applicable terms of Sections 10.1.3, 10.2 and 10.3.1, Lessor will transfer to Lessee the Airframe or Engine, as the case may be, with respect to which such Event of Loss occurred, in accordance with Section 4.5.

                  10.5     APPLICATION OF PAYMENTS

                  Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in Section 11), received at any time by Lessor, Lessee or any Permitted Sublessee from any Government Entity or any other Person in respect of any Event of Loss will be applied as follows:

                           10.5.1   REPLACEMENT OF AIRFRAME AND ENGINES

                  If such amounts are received with respect to the Airframe, and any Engine installed thereon at the time of such Event of Loss, upon compliance by Lessee with the applicable terms of Section 10.1.3 with respect to the Event of Loss for which such amounts are received, such amounts shall be paid over to, or retained by, Lessee.

                           10.5.2   LOSS OF ENGINE

                  If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe at the time such Airframe suffers an Event of Loss), upon compliance by Lessee with the applicable terms of Section
10.2.2 with respect to the Event of Loss for which such amounts are received, such amounts shall be paid over to, or retained by, Lessee.

                           10.5.3   PAYMENT OF LOSS

                  If such amounts are received, in whole or in part, with respect to the Airframe, and Lessee makes, has made or is deemed to have made the election set forth in Section 10.1.2, such amounts shall be applied as follows:

                           (a)      FIRST, if the sum described in
Section 10.1.2 has not then been paid in full by Lessee, such amounts shall be paid to Lessor (or to Security Trustee so long as Security Trustee has not given notice to Lessee that the Lien of the Security Agreement has been duly discharged, except with respect to Excluded Payments) to the extent necessary to pay in full such sum;

                           (b)      SECOND, the remainder, if any, shall be
applied to reimburse Lessor and Security Trustee for its reasonable costs (including attorney's fees), if any, of procuring such payments; and

                           (c)      THIRD, the remainder, if any, shall be paid
to Lessee.

                  10.6     REQUISITION OF AIRCRAFT FOR USE

                  If any Government Entity shall requisition for use the Airframe and the Engines or engines installed thereon, and if the same does not constitute an Event of Loss, Lessee shall promptly notify Lessor and Security Trustee of such requisition and all of Lessee's obligations under this Agreement shall continue to the same extent as if such requisition had not occurred; PROVIDED, HOWEVER, that if the Airframe and Engines or engines installed thereon are not returned to Lessor by Lessee at the end of the Term, unless Lessor shall have elected, upon notice given not less than 30 days nor more than 120 days before the end of the Term, not to treat such event as constituting an Event of Loss with respect to the Aircraft, Lessee shall be obligated to pay the Stipulated Loss Value and all other amounts payable pursuant to Section 10.1.2 with respect to the Aircraft. If Lessor shall have elected not to treat such event as an Event of Loss, Lessee shall be obligated to return the Airframe and Engines or engines to Lessor pursuant to, and in all other respects to comply with the provisions of, Section 5 promptly upon their return by such Government Entity, and Lessee shall pay to Lessor upon such return an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return, up to a maximum of 30 days.

                  10.7     REQUISITION OF AN ENGINE FOR USE

                  If any Government Entity shall requisition for use any Engine but not the Airframe, Lessee will replace such Engine by complying with the applicable terms of Sections 10.2 and 10.3 to the same extent as if an Event of Loss had occurred with respect to such Engine, and any payments received by Lessor or Lessee from such Government Entity with respect to such requisition shall be paid or retained in accordance with Section 10.5.2.

                  10.8     APPLICATION OF PAYMENTS

                  All payments received by Lessor or Lessee, or any Permitted Sublessee, from any Government Entity for the use of the Airframe and Engines or engines installed thereon during the Term shall be paid over to, or retained by, Lessee and all payments received by Lessor or Lessee from any Government Entity for the use of the Airframe and Engines or engines installed thereon after the Term shall be paid over to, or retained by, Lessor; provided that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Lessor (or to Security Trustee so long as Security Trustee has not given notice to Lessee that the Lien of the Security Agreement has been duly discharged), and held as provided in Section 10.5.3.

                  10.9 APPLICATION OF PAYMENTS DURING EXISTENCE OF CERTAIN DEFAULTS

                  Any amount described in this Section 10 that is payable or creditable to, or retainable by, Lessee shall not be paid or credited to, or retained by, Lessee if at the time such payment, credit or retention would otherwise occur a Lease Event of Default, Payment Default or Bankruptcy Default shall have occurred and be continuing, but shall instead be held by or paid over to Lessor (or to Security Trustee so long as Security Trustee has not given notice to Lessee that the Lien of the Security Agreement has been duly discharged) as security for the obligations of Lessee under this Lease and the other Lessee Operative Agreements and shall be invested pursuant to Section 4.4 hereof unless and until Lessor shall have demanded liquidated damages pursuant to Section 15.1.3 or 15.1.4 or 15.1.5 and such amount is applied, at the option of Lessor, or upon the written request of Lessee to Lessor, from time to time during the continuance of a Lease Event of Default, to Lessee's obligations under this Lease as and when due, it being understood that any such application shall be made to such obligations of Lessee as Lessor may determine in its sole discretion. At such time as there shall not be continuing any Lease Event of Default, Payment Default or Bankruptcy Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with this Section 10.9.

SECTION 11.       INSURANCE

                  11.1     LESSEE'S OBLIGATION TO INSURE

                  Lessee shall comply with, or cause to be complied with, each of the provisions of Annex D, which provisions are hereby incorporated by this reference as if set forth in full herein.


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                                                                              28


                  11.2     INSURANCE FOR OWN ACCOUNT

                  Nothing in Section 11 shall limit or prohibit (a) Lessee from maintaining the policies of insurance required under Annex D with higher limits than those specified in Annex D, or (b) Lessor, Security Trustee or Owner Participant from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); PROVIDED, HOWEVER, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by Lessee pursuant to this
Section 11 and Annex D it being understood that all salvage rights to the Airframe or the Engine shall remain with the Lessee's insurers at all times.

                  11.3     INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE

                  Lessor agrees to accept, in lieu of insurance against any risk with respect to the Aircraft described in Annex D, indemnification from, or insurance provided by, the U.S. Government, or upon the written consent of Lessor and Security Trustee, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Lessee (or any Permitted Sublessee) may continue to maintain, in accordance with this Section 11, during the period of such requisition or transfer, shall be at least equal to the amount of insurance against such risk otherwise required by this Section 11.

                  11.4     APPLICATION OF INSURANCE PROCEEDS

                  As between Lessor and Lessee, all insurance proceeds received as a result of the occurrence of an Event of Loss with respect to the Aircraft or any Engine under policies required to be maintained by Lessee pursuant to this Section 11 will be applied in accordance with Section 10.5. All proceeds of insurance required to be maintained by Lessee, in accordance with Section 11 and Section B of Annex D, in respect of any property damage or loss not constituting an Event of Loss with respect to the Aircraft, Airframe or any Engine will be applied in payment (or to reimburse Lessee) for repairs or for replacement property, and any balance remaining after such repairs or replacement with respect to such damage or loss shall be paid over to, or retained by, Lessee.

                  11.5     APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT

                  Any amount described in this Section 11 that is payable or creditable to, or retainable by, Lessee shall not be paid or credited to, or retained by, Lessee if at the time such payment, credit or retention would otherwise occur a Payment Default, a Bankruptcy Default or any Lease Event of Default shall have occurred and be continuing, but shall instead be held by or paid over to Lessor (or to Security Trustee so long as Security Trustee has not given notice to Lessee that the Lien of the Security Agreement has been duly discharged) as security for the obligations of Lessee under this Lease and shall be invested pursuant to Section 4.4 hereof unless and until Lessor shall have demanded liquidated damages pursuant to Section 15.1.3 or 15.1.4 or 15.1.5 and such amount is applied, at the option of Lessor, or upon the written request of Lessee to Lessor, from time to time, to Lessee's obligations under this Lease and the other Lessee

Operative Agreements as and when due, it being understood that any such application shall be made to such obligations of Lessee as Lessor may determine in its sole discretion. At such time as there shall not be continuing any Payment Default, Bankruptcy Default or Lease Event of Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with this
Section 11.5.

SECTION 12.       INSPECTION

                           (a)      At all reasonable times during the Term,
Lessor, Security Trustee or their respective authorized representatives, which may be the Lender, (the "INSPECTING PARTIES") may upon reasonable notice to Lessee (which shall be 1 Business Day if a Lease Event of Default has occurred and is continuing) inspect the Aircraft, Airframe and Engines (including, without limitation, the Aircraft Documents) and Lessee shall cooperate, and shall cause any Permitted Sublessee to cooperate, with the Inspecting Parties in connection with any such inspection (including, without limitation, permitting any such Inspecting Party to make copies of such Aircraft Documents).

                           (b)      Except during the continuance of any Lease
Event of Default while the Section 1110 Period shall not be in effect, any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection and shall not include the opening of any panels, bays or other components of the Aircraft, Airframe or Engines. In addition, (a) the Inspecting Parties shall be fully covered by their own insurance with respect to any risks incurred in connection with any such inspection, (b) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (c) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's or a Permitted Sublessee's business, and (d) the Lessee shall not be required to undertake or incur any additional liabilities in connection with any such inspection. All information obtained in connection with any such inspection shall be held confidential by the Inspecting Parties and shall not be furnished or disclosed by them to anyone other than each other, their bank examiners, auditors, accountants, agents and legal counsel and any Person with whom the Owner Participant is in good faith conducting negotiations relating to the possible transfer and sale of the Owner Participant's interest in the Trust Estate or the Aircraft, if such Person shall have entered into an agreement similar to that contained in this Section 12 whereby such Person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or as may be necessary to enforce the terms of this Lease, PROVIDED, HOWEVER, that the Lessor or the Owner Participant may during any time it is offering the Aircraft for sale make customary disclosures to prospective purchasers of the Aircraft as to the then current flight and maintenance status of the Aircraft.

                           (c)      With respect to such rights of inspection,
neither Lessor nor Security Trustee shall have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.


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                                                                              30


                           (d)      Each Inspecting Party, subject in the case
of the Security Trustee to Section 6.3 of the Security Agreement or Section
9.2.1 of the Participation Agreement, shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with Section 12(a)); provided, that if a Lease Event of Default shall have occurred and be continuing, Lessee shall bear all such reasonable expenses, except, in the case of a Chapter 11 reorganization, during the Section 1110 Period.

                           (e)      If requested by Lessor or Security Trustee,
Lessee shall promptly advise, or shall cause any Permitted Sublessee to advise, Lessor of the date upon which the Aircraft, Airframe or any Engine undergoes its next scheduled maintenance visit or next "c" check or other major check, and with respect to any Engine, the next off-the-wing maintenance, and shall advise Lessor of the name and location of the relevant maintenance performer. An Inspecting Party shall have the opportunity to attend such scheduled maintenance visit or "c" check or other major check, subject to the other provisions of this
Section 12.

SECTION 13.       ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE

                  13.1     SUCCESSORS AND ASSIGNS

                           13.1.1   This Lease and the other Lessee Operative
Agreements shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns. Except as otherwise expressly permitted by the terms of the Lease or any other Lessee Operative Agreement, Lessee will not, without the prior written consent of Lessor and Security Trustee, assign any of its rights under this Lease. Except as otherwise provided herein (including, without limitation, under the provisions of Section 15 hereof) or in the Security Agreement, Lessor and Security Trustee may not assign or convey any of its right, title and interest in and to this Lease or the Aircraft without the prior written consent of Lessee, such consent not to be unreasonably withheld.

                  Notwithstanding the foregoing, Lessee may assign or transfer (as aforesaid) all (but not less than all) of its rights and obligations under this Agreement in connection with a transaction of merger, consolidation or transfer of all or substantially all its assets made in compliance with all of the conditions set forth in this Section.

                  13.2     MERGERS OF LESSEE

                           (a)      Lessee agrees that it will not consolidate
or merge with or into any other Person or sell, convey, transfer, lease or otherwise dispose of substantially all of its assets in one or a series of transactions to any Person (a "Lessee Merger Transaction"), except as follows:

                           (i) After giving effect to any such Lessee Merger
                  Transaction Lessee (or its successor or assignee or transferee (the "Lessee Successor", if any) (1) is a Citizen of the United States, (2) is a U.S. Certificated Air Carrier and a
                  Section 1110 Air Carrier, (3) is not the subject of a Bankruptcy Event or of bankruptcy or insolvency proceedings in any jurisdiction, and (4) is not an airframe manufacturer or an affiliate thereof;

                           (ii) Lessor, as lessor under the Lease, and Security
                  Trustee, as assignee of Owner Trustee under the Security Agreement, shall be entitled to the benefits of Section 1110 with respect to the Aircraft to the same extent that the benefits of Section 1110 were available immediately preceding such Lessee Merger Transaction;

                           (iii) The Lessee Successor, if any, shall execute and
                  deliver to Lessor, Owner Participant and Security Trustee a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to Lessor, Owner Participant and Security Trustee containing an assumption by such Person of the Lease and the other Operative Agreements to which Lessee is a party;

                           (iv) Immediately after giving effect to such Lessee
                  Merger Transaction, the tangible net worth of Lessee (or Lessee Successor, if any) shall be equal to or greater than 100% of the tangible net worth of Lessee immediately prior to the Lessee Merger Transaction;

                           (v) Immediately after giving effect to such Lessee
                  Merger Transaction no Payment Default, Bankruptcy Default or Lease Event of Default shall have occurred and be continuing and no material adverse change in the financial condition of Lessee (or Lessee Successor, if any) shall occur as a result of such Lessee Merger Transaction;

                           (vi) If such Lessee Merger Transaction is closed
                  before the earlier of (a) the expiration of the Commitment Period and the Additional Commitment Period and (b) the transfer, by means of an Assignment or Securitization, of all or Substantial Part of the Loan by Lender, other than to a Brazilian Lender, then (A) the Lessee (or Lessee Successor, if any) shall have a tangible net worth of not less than $50,000,000 (on a pro forma basis) or shall be a Group III air carrier under 14CFR241 (or if such determination has not been made has annual operating revenues of at least $1 billion in its most recently completed fiscal year on a pro forma basis), and (B) the Lessee (or Lessee Successor) shall not be in payment or other material default under any lease, loan or other transaction with Lender, and (C) no lending limit binding upon Lender under applicable law shall be exceeded as a result of such transaction nor shall Lender then be subject to any mandatory prohibition under applicable law preventing it from engaging in the transactions contemplated by the Lease Agreement with the Lessee Successor (if any); PROVIDED, HOWEVER, in the event that the aforesaid legal lending limit or mandatory prohibition under applicable law would be violated by reason of any Lessee Merger Transaction, Lender agrees to endeavor in good faith to restructure Lender's participation in the overall leasing transaction on a basis reasonably acceptable to Lender and the other parties; and


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                                                                              32


                           (vii) Lessee shall (1) at least 30 days prior to such
                  Lessee Merger Transaction have given written notice of such Lessee Merger Transaction to Owner Trustee, Owner Participant, Security Trustee and Lender and (2) have delivered to Owner Trustee, Owner Participant, Security Trustee and Lender (A) a certificate signed by the President or any Vice President of Lessee stating that such Lessee Merger Transaction and the assumption agreement mentioned in CLAUSE (iii) above (if any) comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an opinion of counsel (which shall be reasonably satisfactory to Owner Trustee, Owner Participant and Security Trustee) to the effect that the assumption agreement mentioned in CLAUSE (iii) above is, subject to normal assumptions, qualifications and exceptions, the duly authorized, valid and binding agreement of the Lessee Successor.

                           (b)      Upon closing of Lessee Merger Transaction
made in accordance with this Section 13, the Lessee Successor (if any) shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Lease and the other Operative Agreements to which Lessee is a party with the same effect as if such Lessee Successor had been named as Lessee originally. No Lessee Merger Transaction shall have the effect of releasing Lessee or any Lessee Successor from liability in respect of the Lease or any other Operative Agreement to which it is a party.

                           (c)      Lessee agrees that no Change in Control
shall occur before the earlier of (i) the expiration of the Commitment Period and the Additional Commitment Period, and (ii) the transfer, by means of an Assignment or Securitization, of all or a Substantial Part of the Loan, unless:

                           (i)  the conditions specified in clauses (i),
                  (ii) and (v) of Section 13.2(a) are satisfied; and

                           (ii) either (x) Lender consents thereto, or (y) the
                  acquiring or controlling Person meets the requirements of sub-clause (A) and (B) of clause (vi) of Section 13.2(a).

                  Lessee shall provide written notice of a Change in Control transaction to Lessor and Lender at least thirty (30) days prior to the closing of such transaction, such notice to be accompanied by a certificate signed by the President or any Vice President of Lessee to the effect that such transaction will comply with this Section and that all conditions precedent provided for herein relating to such transaction will be complied with.

                  As used in this Section 13.2(c): "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Lessee; (b) occupation after the date hereof of a majority of the seats (other than vacant seats) on the board of directors of the Lessee by Persons who were neither (i) nominated by the board of directors of the Lessee as of the date hereof nor (ii) nominated by directors so nominated; or (c) Wexford Capital LLC ceases to be in Control of Lessee. "CONTROL" means the possession, direct or indirect, of the power to direct or to cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

                  13.3     ASSIGNMENT SECURITY FOR LESSOR'S OBLIGATIONS

                  In order to secure the indebtedness evidenced by the Note, Lessor has agreed in the Security Agreement, among other things, to assign to Security Trustee this Lease and to mortgage the Aircraft, Airframe and Engines in favor of Security Trustee, subject to the reservations and conditions therein set forth. Lessee hereby accepts and consents to the assignment of all Lessor's right, title and interest in and to this Lease pursuant to the terms of the Security Agreement. In accordance with, and subject to, Section 3.3(c), Lessee agrees to pay directly to Security Trustee (or, after receipt by Lessee of notice from Security Trustee of the discharge of the Lien of the Security Agreement, to Lessor), all amounts of Rent (other than Excluded Payments) due or to become due hereunder and assigned to Security Trustee and Lessee agrees that Security Trustee's right to such payments hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, the circumstances set forth in Section 16 hereof. Notwithstanding the foregoing assignment of this Lease, the obligations of Lessee to Lessor to perform the terms and conditions of this Lease shall remain in full force and effect.

                  13.4     SUCCESSOR OWNER TRUSTEE

                  Lessee agrees that in the case of the appointment of any successor Owner Trustee pursuant to the terms of the Participation Agreement and the Trust Agreement, such successor Owner Trustee shall, upon written notice by such successor Owner Trustee to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor and the owner of the Aircraft and the other assets of the Trust Estate for all purposes hereof without the necessity of any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. An appointment and designation of a successor Owner Trustee shall not exhaust the right to appoint and designate further successor or additional Owner Trustees pursuant to the Participation Agreement and the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

                  13.5     [omitted]


SECTION 14.       LEASE EVENTS OF DEFAULT

                  The occurrence of any one or more of the following circumstances, conditions, acts or events, for any reason whatsoever and whether any such circumstance, condition, act or event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree, order, rule or regulation of any Government Entity, shall constitute a Lease Event of Default so long as it shall not have been remedied:

                  14.1     PAYMENTS

                  Lessee shall fail to pay any amount of Basic Rent, Renewal Rent, Stipulated Loss Value or Termination Value within five (5) Business Days after the same shall have become due; or Lessee shall fail to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure shall continue for a period in excess of ten (10) Business Days from and after the date of any written notice to Lessee from Lessor, Security Trustee or Owner Participant of the failure to make such payment when due; provided that any such failure to pay any Excluded Payment shall not constitute a Lease Event of Default until written notice is given by the Owner Participant to Lessee and Security Trustee that such failure constitutes a Lease Event of Default and such failure shall have continued for a period in excess of ten (10) Business Days after such notice.

                  14.2     INSURANCE

                  Lessee shall fail to carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft, Airframe and Engines in accordance with the provisions of Section 11.

                  14.3     OTHER COVENANTS

                  Lessee shall fail to observe or perform (or caused to be observed and performed) in any material respect any other covenant, agreement or obligation set forth herein or in any other Lessee Operative Agreement (other than the covenants, agreements and obligations set forth in the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days from and after the date of written notice thereof to Lessee from Lessor, Owner Participant or Security Trustee, unless such failure is capable of being corrected and Lessee shall be diligently proceeding to correct such failure, in which case there shall be no Lease Event of Default unless and until such failure shall continue unremedied for a period of 120 days after receipt of such notice.

                  14.4     REPRESENTATIONS AND WARRANTIES

                  Any representation or warranty made by Lessee herein, in the Participation Agreement or in any other Lessee Operative Agreement (other than the representations and warranties of Lessee in the Tax Indemnity Agreement) (a) shall prove to have been untrue or inaccurate in any material respect as of the date made, (b) such untrue or inaccurate representation or warranty is material at the time in question, (c) and the same shall remain uncured (to the extent of the adverse impact of such incorrectness on the interest of the Participants or Lessor) for a period in excess of 30 days from and after the date of written notice thereof from Lessor, Owner Participant or Security Trustee to Lessee.

                  14.5     BANKRUPTCY AND INSOLVENCY

                           (a)      Lessee shall consent to the appointment of
or the taking of possession by a receiver, trustee or liquidator of itself or of substantially all of its property, or Lessee shall admit in writing its inability to pay its debts generally as they come due, or does not


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                                                                              35


pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under the U.S. Bankruptcy Code (as in effect at such time) or other bankruptcy or insolvency Laws (as in effect at such time), or Lessee shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time) or Lessee's board of directors shall adopt a resolution authorizing any of the foregoing; or

                           (b)      an order, judgment or decree shall be
entered by any court of competent jurisdiction appointing, without the consent of Lessee, a receiver, trustee or liquidator of Lessee or of substantially all of its property, or substantially all of the property of Lessee shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 60 days after the date of entry thereof; or

                           (c)      a petition against Lessee in a case under
the U.S. Bankruptcy Code (as in effect at such time) or other bankruptcy or insolvency Laws (as in effect at such time), is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction assumes jurisdiction, custody or control of Lessee or of substantially all of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 60 days.

                  14.6     RELATED LEASES

                  [*]

SECTION 15.       REMEDIES AND WAIVERS

                  15.1     REMEDIES

                  If any Lease Event of Default shall occur and be continuing, Lessor may, at its option and at any time and from time to time, exercise any one or more of the following remedies as Lessor in its sole discretion shall elect:

                           15.1.1   RETURN AND REPOSSESSION

                  Lessor may cause Lessee, upon giving written notice to Lessee, to return promptly, and Lessee shall return promptly, the Airframe and Engines as Lessor may so demand, to Lessor or its designee in the manner and condition required by, and otherwise in accordance with, all the provisions of Section 5 as if the Airframe or Engine were being returned at the end of the Base Lease Term or any Renewal Lease Term or Lessor, at its option, may enter upon the premises where the Airframe or any Engine, or any Part thereof, are located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the

--------
* Confidential
restoration of damage to property caused by such taking or otherwise, and Lessee expressly waives any right it may have to a hearing prior to repossession of the Aircraft.

                           15.1.2   SALE AND USE

                  Lessor may sell the Airframe and/or any Engine at public or private sale, at such times and places, and to such Persons (including Lessor, Security Trustee or any Participant), as Lessor may determine; or Lessor may otherwise dispose of, hold, use, operate, lease to others or keep idle the Airframe and/or any Engine, as Lessor, in its sole discretion, may determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except as hereinafter set forth in this Section 15, and except to the extent that such proceeds would constitute, under applicable Law, a mitigation of Lessor's damages suffered or incurred as a result of the subject Lease Event of Default. Lessor shall give Lessee at least 15 days prior written notice of the date fixed for any public sale of the Airframe and/or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale.

                           15.1.3   CERTAIN LIQUIDATED DAMAGES

                  Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Section 15.1.1 or
15.1.2 with respect to the Airframe and/or any Engine, or any Part thereof, Lessor, by written notice to Lessee specifying a payment date (which shall be the Stipulated Loss Value Date next occurring not less than 10 days after the date of such notice), may demand Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date so specified and in the manner and in funds of the type specified in Section 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, for the Aircraft in respect of all periods commencing on or after the date specified for payment in such notice), the following amounts:

                           (a)      all unpaid Basic Rent or Renewal Rent, as
the case may be, due at any time prior to the Stipulated Loss Value Date specified in such notice, but excluding Basic Rent or Renewal Rent due on such Stipulated Loss Value Date; plus

                           (b)      an amount equal to the excess, if any, of
the Stipulated Loss Value for the Aircraft, computed as of the Stipulated Loss Value Date specified in such notice, over the Fair Market Sales Value of the Aircraft, as of the Stipulated Loss Value Date specified in such notice; plus

                           (c)      interest on the amounts specified in the
foregoing clause (a) at the Payment Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

                           (d)      an amount equal to the excess, if any, of
(i) the amount, if any, set forth in Schedule 3 hereto in the column with the heading "Deferred Basic Rent" opposite the Stipulated Loss Value Date specified in such notice, over (ii) the amount, if any, set forth in


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                                                                              37


Schedule 3 hereto in the column with the heading "Prepaid Basic Rent" opposite the Stipulated Loss Value Date specified in such notice;

                           (e)      interest on the amount specified in the
foregoing clauses (b) and (d) at the Payment Due Rate from and including the Stipulated Loss Value Date specified in such notice to the date of payment of such amount.

                  If Lessor by written notice specifies a payment date under this Section 15.1.3 with respect to the Aircraft, then upon payment by Lessee on such payment date of all amounts described in this Section 15.1.3 and all other Supplemental Rent due and payable, if and to the extent the amount specified in the foregoing clause (d)(ii) of this Section 15.1.3 exceeds the aggregate amount specified in the foregoing clause (d)(i) of this Section 15.1.3, Lessor shall pay to Lessee an amount equal to such excess but only out of funds provided to it for such purpose by the Owner Participant or distributed to it by the Security Trustee.

                           15.1.4   LIQUIDATED DAMAGES UPON SALE

                  If Lessor, pursuant to Section 15.1.2 or applicable Law, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section
15.1.3 with respect to the Aircraft, may, if Lessor shall so elect, upon giving written notice to Lessee, demand Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale and in the manner and in funds of the type specified in Section 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent or Renewal Rent, as the case may be, for the Aircraft in respect of all periods commencing on or after the date of such sale), the following amounts:

                           (a)      all unpaid Basic Rent or Renewal Rent, as
the case may be, due at any time prior to the Stipulated Loss Value Date on or immediately preceding the date of such sale, but excluding Basic Rent or Renewal Rent due on such Stipulated Value Date; plus

                           (b)      an amount equal to the excess, if any, of
(i) the Stipulated Loss Value of the Aircraft, computed as of the Stipulated Loss Value Date used in the foregoing clause (a) for the computation of unpaid Rent, over (ii) the proceeds of such sale, minus all reasonable costs of Lessor in connection with the sale; plus

                           (c)      if the date of such sale is not a Stipulated
Loss Value Date, an amount equal to interest on the outstanding principal amount of the Note at the rate per annum borne thereby from and including the Stipulated Loss Value Date used in the foregoing clause (a) for the computation of unpaid Rent to the date of such sale; plus

                           (d)      interest on the amounts specified in the
foregoing clause (a) at the Payment Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

                           (e)      an amount equal to the excess, if any, of
(i) the amount, if any, set forth in Schedule 3 hereto in the column with the heading "Deferred Basic Rent" opposite the Stipulated Loss Value Date used in the foregoing clause (a) for the computation of unpaid Rent, over (ii) the amount, if any, set forth in Schedule 3 hereto in the column with the heading


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                                                                              38


"Prepaid Basic Rent" opposite the Stipulated Loss Value Date used in the foregoing clause (a) for the computation of unpaid Rent; plus

                           (f)      interest on the sum of the amounts specified
in the foregoing clause (b) and clause (e) at the Payment Due Rate from and including the date of such sale to the date of payment of such amounts.

                  If Lessor by written notice exercises its rights under this
Section 15.1.4, then upon payment by Lessee of all amounts described in this
Section 15.1.4 and all other Supplemental Rent due and payable, if and to the extent the amount specified in the foregoing clause (e)(ii) of this Section
15.1.4 exceeds the amount specified in the foregoing clause (e)(i) of this
Section 15.1.4, Lessor shall pay to Lessee an amount equal to such excess but only out of funds provided to it for such purpose by the Owner Participant or distributed to it by the Security Trustee.

                           15.1.5   RESCISSION

                  Lessor may (i) at its option, rescind or terminate this Lease as to the Aircraft, Airframe or any Engine, or any Part thereof, or (ii) exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including without limitation Lessee's agreement to lease the Aircraft for the Term and to pay Rent.

                           15.1.6   OTHER REMEDIES

                  In addition to the foregoing remedies (but without duplication of amounts otherwise paid under this Section 15), Lessee shall be liable for any and all unpaid Rent due hereunder before, during or after (except as otherwise provided herein) the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses of Lessor, including, without limitation, interest on overdue Rent at the rate as herein provided, incurred by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses of Lessor incurred in connection with the return of the Airframe or any Engine, in accordance with the terms of Section 5 or in placing the Airframe or any Engine, in the condition and airworthiness required by
Section 5.

                  15.2     LIMITATIONS UNDER CRAF

                  Notwithstanding the provisions of Section 15.1, during any period that the Aircraft, Airframe or any Engine is subject to CRAF in accordance with the provisions of Section 7.2.3 and in the possession of the U.S. Government, Lessor shall not, as a result of any Lease Event of Default, exercise its remedies hereunder in such manner as to limit Lessee's control under this Lease (or any Permitted Sublessee's control under any Permitted Sublease, as the case may be) of the Aircraft, Airframe or such Engine, unless at least 30 days' (or such other period as may then be applicable under CRAF) written notice of default hereunder shall have been given by Lessor or Security Trustee by registered or certified mail to Lessee (and any Permitted Sublessee) with a copy to the Contracting Officer Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given under the contract governing Lessee's (or any Permitted Sublessee's) participation in CRAF with respect to the Aircraft, Airframe or any Engine.

                  15.3     RIGHT TO PERFORM FOR LESSEE

                  If Lessee (i) fails to make any payment of Rent required to be made by it hereunder or (ii) fails to perform or comply with any of its agreements contained herein and such failure continues for a period of thirty days after written notice thereof is given by Lessor, Security Trustee or Owner Participant to Lessee, Lessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor or Security Trustee incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Payment Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by Lessor or Security Trustee, whichever is entitled thereto. No such payment, performance or compliance shall be deemed to cure any Lease Default or Lease Event of Default or otherwise relieve Lessee of its obligations with respect thereto.

                  15.4     DETERMINATION OF FAIR MARKET SALES VALUE

                  For the purpose of this Section 15, the "FAIR MARKET SALES VALUE" of the Aircraft shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a sale of the Aircraft. Any such determination shall be made by an Appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to this Section 15, in which case an Appraiser shall not be appointed and Fair Market Sales Value for purposes of this Section 15 shall be zero.

                  15.5     REMEDIES CUMULATIVE

                  Nothing contained in this Lease shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any other Operative Agreement or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege hereby given to, or retained by, Lessor in this Lease shall be in addition to and not in limitation of every other right, power, remedy and privilege given under the Operative Agreements or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor under this Lease and any other Operative Agreement may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers, remedies and privileges shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other. Lessee hereby waives to the extent permitted by applicable Law any right which it may have to require Lessor to choose or elect remedies.

SECTION 16.       LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC.

                           (a)      Lessee's obligation to pay Rent hereunder
shall be absolute and unconditional, and shall not be affected by any event or circumstance, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right that Lessee may have against Lessor, Security Trustee, any Participant, BNDES or any other Person for any reason whatsoever;
(ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee or any other Person; or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                           (b)      If for any reason whatsoever this Lease
shall be terminated in whole or in part by operation of Law or otherwise except as specifically provided herein, Lessee nonetheless agrees to pay an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Agreement not been terminated in whole or in part. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement, except in accordance with the express terms hereof.

                           (c)      Nothing set forth in this Section 16 shall
be construed to prohibit Lessee from separately pursuing any claim that it may have from time to time against Lessor or any other Person with respect to any matter (other than the absolute and unconditional nature of Lessee's obligations hereunder to pay Rent, and other than the matters specified in paragraphs (a) and (b) above). Without limiting the foregoing, nothing in this Section 16 shall be construed as a waiver by Lessee, or otherwise limit Lessee in pursuing any claim by Lessee, of any breach by Lessor, Owner Participant or any other Person of any covenant or obligation contained in any Operative Agreement.

SECTION 17.       RENEWAL AND PURCHASE OPTIONS

                  17.1     NOTICES GENERALLY

                           (a)      At least 225 days but not more than 375 days
prior to the Scheduled Expiration Date or, if a Renewal Lease Term is then in effect, prior to the Scheduled Renewal Term Expiration Date of such Renewal Lease Term, Lessee may provide notice to Lessor that Lessee may exercise either the option to extend the leasing of the Aircraft for a Renewal Lease Term pursuant to Section 17.2 or the option to purchase the Aircraft on the Scheduled Expiration Date or on the Scheduled Renewal Term Expiration Date of such Renewal Lease Term, as the case may be, pursuant to Section 17.3 (a "PRELIMINARY NOTICE").

                           (b)      If any such Preliminary Notice is given by
Lessee, then Lessee may provide a further notice specifying which option it intends to elect, with respect to the relevant period, pursuant to Section
17.2.1 or 17.3.1, as the case may be.

                  17.2     RENEWAL OPTIONS

                           17.2.1   RENEWAL NOTICE

                           (a)      If Lessee has given a Preliminary Notice, as
specified in Section 17.1, and subject to the terms and conditions of this
Section 17.2, Lessee may exercise its option to extend the leasing of the Aircraft hereunder on two occasions, in each case until the next Scheduled Renewal Term Expiration Date, on the same terms, provisions and conditions (except as contemplated by this Section 17) set forth herein and in the other Lessee Operative Agreements with respect to the Base Lease Term, by delivery of a notice (a "RENEWAL NOTICE") to Lessor not less than 180 days but not more than 375 days prior to (i) if the Base Lease Term is then in effect, the Scheduled Expiration Date, or (ii) if a Renewal Lease Term is then in effect, the Scheduled Renewal Term Expiration Date for such Renewal Lease Term.

                           (b)      Notwithstanding anything to the contrary in
this Agreement or any other Operative Agreement:

                           (i) No Preliminary Notice or Renewal Notice shall be
                  binding on Lessor or oblige Lessor to extend the leasing of the Aircraft hereunder for a Renewal Lease Term if any Payment Default, Bankruptcy Default or Lease Event of Default shall have occurred and be continuing on and as of the date that such Renewal Lease Term would otherwise commence.

                           (ii) Any Renewal Notice shall be revocable by Lessee
                  until 10 Business Days after the Renewal Rent is determined in accordance with Sections 17.2.2 and unless revoked by written notice by Lessee to Lessor shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to extend the leasing of the Aircraft hereunder for the Renewal Lease Term to which such Renewal Notice relates.

                           (iii) Lessee shall not be entitled to give any
                  Renewal Notice if it has (x) not delivered a Preliminary Notice or (y) delivered a Purchase Notice to Lessor.

                           17.2.2   RENEWAL RENT

                           (a) During the Renewal Lease Term, Lessee shall pay
to Lessor on each Payment Date, in the manner and in the funds of the type specified in Section 3.3, Renewal Rent in advance.

                           (b)      The Renewal Rent payable by Lessee on each
Payment Date during the first Renewal Lease Term shall be the Renewal Rent Amount (as defined in Schedule 1 hereto) and during the second Renewal Lease Term shall be the Fair Market Rental Value of the Aircraft for such Renewal Lease Term. Any such Fair Market Rental Value shall be determined not more than 10 Business Days after Lessee gives a Preliminary Notice by mutual agreement of Lessor and Lessee or, if they shall be unable to agree, by an appraisal in accordance with Section 17.4.

                           17.2.3   STIPULATED LOSS AND TERMINATION VALUES

                           (a)      With respect to any Renewal Lease Term,
Stipulated Loss Value Dates and Termination Value dates shall be extended throughout such Renewal Lease Term on the same days and for the same months as during the Base Lease Term.

                           (b)      Stipulated Loss Value and Termination Value
amounts that are payable during any such Renewal Lease Term shall be determined at the same time that the Renewal Rent for such Renewal Lease Term is determined under Section 17.2.2. Stipulated Loss Values and Termination Values for any such Renewal Lease Term shall, commencing on the first day of such Renewal Lease Term, be equal to the Fair Market Sales Value of the Aircraft, computed as of the first day of such Renewal Lease Term, and shall decline ratably on a monthly basis to the Fair Market Sales Value of the Aircraft as of the last day of such Renewal Lease Term.

                           (c)      Any Fair Market Sales Value of the Aircraft,
for purposes of calculating Stipulated Loss Value and Termination Value amounts applicable during any such Renewal Lease Term, shall be determined by mutual agreement of Lessor and Lessee or, if they shall be unable to agree, by an appraisal in accordance with Section 17.4.

                  17.3     PURCHASE OPTION

                           17.3.1   PURCHASE NOTICE

                           (a)      Subject to Section 17.1 and the terms and
conditions of this Section 17.3, Lessee may elect to purchase the Aircraft, on any Purchase Date, at a purchase price equal to the Fair Market Sales Value of the Aircraft computed as of the Purchase Date.

                           (b)      Lessee may exercise such option to purchase
the Aircraft, by delivery of a notice (a "PURCHASE NOTICE") to Lessor not less than 180 and not more than 375 days prior to the Purchase Date specified in such Purchase Notice.

                           (c)      Notwithstanding anything to the contrary in
this Agreement or any other Operative Agreement:

                           (i) Any Purchase Notice (whether delivered or deemed
                  to have been delivered) shall be revocable until 10 Business Days after the determination of the Fair Market Sales Value in accordance with Section 17.3.2 and unless revoked by written notice by Lessee to Lessor shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this Section 17.3.

                           (ii) No Preliminary Notice or Purchase Notice shall
                  be binding on Lessor or oblige Lessor to sell the Aircraft hereunder if any Payment Default, Bankruptcy Default or Lease Event of Default shall have occurred and be continuing and Lessee shall not be entitled to give any Purchase Notice in respect of any Purchase Date if it has (x) not delivered a Preliminary Notice or

                  (y) delivered a Renewal Notice for a Renewal Lease Term that would commence immediately following such Purchase Date.

                           17.3.2   DETERMINATION OF FAIR MARKET SALES VALUE

                  The Fair Market Sales Value of the Aircraft shall be determined not more than 10 Business Days after Lessee gives a Preliminary Notice by mutual agreement of Lessor and Lessee or, if they shall be unable to agree, by an appraisal in accordance with Section 17.4.

                           17.3.3   TITLE

                  Upon full and final payment by Lessee of (a) the applicable purchase price of the Aircraft, (b) all unpaid Rent due and payable through and including the Purchase Date and (c) all other amounts due and payable by Lessee under this Agreement, Lessor will transfer to Lessee title to the Aircraft in accordance with Section 4.5.

                  17.4     APPRAISALS

                  Whenever Fair Market Rental Value or Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under this Section 17, Lessee and Lessor shall appoint a mutually satisfactory Appraiser to conduct such appraisal. If Lessee and Lessor fail to agree upon a satisfactory Appraiser then each shall promptly appoint a separate Appraiser and such Appraisers shall jointly determine such amount. If either Lessee or Lessor fails to so appoint an Appraiser, the determination of the single Appraiser appointed shall be final. If two Appraisers are appointed and within 7 days after the appointment of the latter of such two Appraisers, they cannot agree upon such amount, such two Appraisers shall, within 8 days after such latter appointment, appoint a third Appraiser and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within 7 days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such 8-day period, either Lessor or Lessee may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by such appointment. The foregoing appraisal procedure shall in any event be completed no less than 190 days before the end of the Base Lease Term or the current Renewal Lease Term, as the case may be. If three Appraisers are appointed and the difference between the determination which is farther from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such farther determination shall be excluded, the remaining two determinations shall be averaged and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne equally by Lessee and Lessor, provided that if Lessee elects not to renew this Lease or purchase the Aircraft following the conclusion of such appraisal, Lessee shall pay all expenses of such appraisal.

                  17.5     SPECIAL PURCHASE OPTION

                           17.5.1 PURCHASE NOTICE

                  Lessee may elect to purchase the Aircraft on the Special Purchase Date at the Special Purchase Price. Lessee may exercise such option to purchase the Aircraft by delivery of an irrevocable notice to Lessor and the Security Trustee not less than 90 days prior to the Special Purchase Date (the "SPECIAL PURCHASE NOTICE"). Promptly after receipt of the Special Purchase Notice Lessor shall give notice to the Security Trustee that the Note will be redeemed on the Special Purchase Date.

                           17.5.2   TITLE

                  Upon payment by Lessee on the Special Purchase Date of (a) an amount equal to the excess of (I) the sum of (A) the Special Purchase Price plus
(B) the amount, if any, specified in Schedule 1 hereto as the "Deferred Basic Rent Amount as of Special Purchase Date" over (II) the amount, if any, specified in Schedule 1 hereto as the "Prepaid Basic Rent Amount" as of Special Purchase Date", (b) the Basic Rent due on the Special Purchase Date, (c) all unpaid Rent due and payable through and including the Special Purchase Date and (d) all other amounts due and payable by Lessee to Lessor under this Lease, (i) the obligation of Lessee to pay Basic Rent hereunder shall terminate, (ii) the Term for the Aircraft shall end and the Lease shall be terminated and (iii) Lessor will transfer to Lessee title to the Aircraft in accordance with Section 4.5

SECTION 18.           MISCELLANEOUS

                  18.1     AMENDMENTS

                  No provision of this Agreement may be amended, supplemented, waived, modified, discharged, terminated or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Agreement that it purports to amend, supplement, waive, modify, discharge, terminate or otherwise vary and is signed by Lessor and Lessee with the written consent of the Security Trustee if required by the Security Agreement. Each such amendment, supplement, waiver, modification, discharge, termination or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Agreement shall be varied or contradicted by oral communication, course of dealing or performance or other manner not set forth in an agreement, document or instrument in writing and signed by Lessor and Lessee.

                  18.2     SEVERABILITY

                  If any provision hereof shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal or unenforceable may be waived, such Law is hereby waived by the parties hereto to the full extent permitted, to the end that this Agreement shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

                  18.3     THIRD-PARTY BENEFICIARY

                  This Agreement is not intended to, and shall not, provide any person not a party hereto (other than Security Trustee, the Participants and the Persons referred to in Section 4.6, with respect to matters expressly for their benefit in this Lease) with any rights of any nature whatsoever against either of the parties hereto, and no person not a party hereto (other than Security Trustee, the Participants and the Persons referred to in Section 4.6, with respect to matters expressly for their benefit in this Lease) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement.

                  18.4     REPRODUCTION OF DOCUMENTS

                  This Agreement, all annexes, schedules and exhibits hereto and all agreements, instruments and documents relating hereto, including, without limitation (a) consents, waivers and modifications that may hereafter be executed and (b) financial statements, certificates and other information previously or hereafter furnished to any party hereto, may be reproduced by such party by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and such party may destroy any original documents so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction likewise is admissible in evidence.

                  18.5     COUNTERPARTS

                  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

                  18.6     NOTICES

                  Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers and other communications required or permitted to be made, given, furnished or filed hereunder shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter), shall refer specifically to this Agreement and shall be personally delivered, sent by facsimile or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery), sent by registered mail or certified mail, return receipt requested, postage prepaid, or sent by overnight courier service, in each case to the respective address or facsimile number set forth for such party in Schedule 1 to the Participation Agreement, or to such other address or number as either party hereto may hereafter specify by notice to the other party hereto. Each such notice, request, demand, authorization, direction, consent, waiver or other communication shall be effective when received or, if made, given, furnished or filed (a) by facsimile or telecommunication transmission, when confirmed, or (b) by registered or certified mail, three Business Days after being deposited, properly addressed, with the U.S. Postal Service.

                  18.7     GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE

                           (a)      THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

                           (b)      Each of the parties hereto hereby
irrevocably and unconditionally:

                           (i) submits for itself and its property in any legal
                  action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party to the jurisdiction of the Courts of the State of New York sitting in the City of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                           (ii) agrees that any suit, action or proceeding with
                  respect to this Agreement or the transactions contemplated hereby may be brought only in such courts and waives any objection that it may now or hereafter have to the jurisdiction or venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same by way of motion as a defense or otherwise;

                           (iii) agrees that nothing herein shall affect the
                  right to effect service of process in any manner permitted by law in addition to the provisions of Section 18.7(c);

                           (iv) waives, to the maximum extent not prohibited by
                  law, any right it may have to claim or recover in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby any special, exemplary, punitive or consequential damages; and

                           (v) agrees that, to the fullest extent permitted by
                  applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (c)      Each of the parties hereto hereby
irrevocably and unconditionally agrees that service of process upon it in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address as provided in Section 18.6.

                           (d)      EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENTS AND FOR ANY COUNTERCLAIM THEREIN.

                  18.8     NO WAIVER

                  No failure on the part of Lessor to exercise, and no delay by Lessor in exercising, any of its rights, powers, remedies or privileges under this Agreement or provided at Law, in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof by Lessor or the exercise of any other right, power, remedy or privilege by Lessor. No notice to or demand on Lessee in any case shall, unless otherwise required under this Agreement, entitle Lessee to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lessor to any other further action in any circumstances without notice or demand.

                  18.9     ENTIRE AGREEMENT

                  This Agreement, together with the other Operative Agreements and the Funding Agreement, on and as of the date hereof constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are hereby superseded in their entireties.

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Agreement to be duly executed as of the day and year first above written.

                                    WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION,
                                        not in its individual
                                        capacity, except as
                                        expressly provided
                                        herein, but solely as
                                        Owner Trustee under the
                                        Trust Agreement, as
                                        Lessor

                                    By
                                      ------------------------------------------
                                        Name:
                                        Title:


                                    CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                  Receipt of this original counterpart of the foregoing Lease Agreement is hereby acknowledged on this ____ day of _________, _______.

                                    JPMorgan Chase Bank,
                                       as Security Trustee


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                     Exhibit A-1
                                                          TO THE LEASE AGREEMENT

                        [FORM OF] LEASE SUPPLEMENT NO.__

                  LEASE SUPPLEMENT (CH_____) No. __, dated ________, 200_,
between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement (______), dated as of [_____], with the Owner Participant named therein (such Owner Trustee, in its capacity as such Owner Trustee being herein called "LESSOR") and CHAUTAUQUA AIRLINES, INC., a New York corporation, as Lessee ("LESSEE").

                  Lessor and Lessee have heretofore entered into that certain Lease Agreement (CH___), dated as of[__________], relating to one Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft (herein called the "LEASE" and the defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery of this Lease Supplement for the purpose of leasing the Airframe and Engines under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

                  The Lease relates to the Airframe and Engines described below, and a counterpart of the Lease to which this Lease Supplement is attached and of which this Lease Supplement is a part, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                  1. Lessee has been duly authorized by Lessor to accept, and does hereby irrevocably accept on behalf of Lessor delivery of the Aircraft under, and for all purposes of, the Aircraft Bill of Sale, the Participation Agreement and Purchase Agreement Assignment.

                  2. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease the following described Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft (the "AIRCRAFT"), which Aircraft as of the date hereof consists of the following components

                  (i) Airframe: U.S. Registration No.[____]; manufacturer's serial no.[____]; and

                  (ii) Engines: two (2) [Rolls Royce] Allison [AE3007A1/3] [AE3007A1P] engines bearing, respectively, manufacturer's serial nos. [_____] and [______] (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                  3. The Closing Date for the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

                  4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Operative Agreements.

                  5. All of the terms and provisions of this Lease Supplement are hereby incorporated by reference in the Lease to the same extent as if fully set forth therein.

                  6. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  7. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee on the signature page thereof.

                     [This space intentionally left blank.]

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed as of the day and year first above written.

                                    WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION, not
                                    in its individual capacity,
                                    except as expressly
                                    provided herein, but solely
                                    as Owner Trustee under the
                                    Trust Agreement, as Lessor

                                    By
                                      ------------------------------------------
                                         Name:
                                         Title:


                                    CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                    By
                                      ------------------------------------------
                                      Name:

                                     Title:

                  Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this ____ day of _________, __________.

                                    JPMORGAN CHASE BANK,
                                       as Security Trustee

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                     Exhibit A-2
                                                                    TO THE LEASE

                     [FORM OF] RETURN ACCEPTANCE SUPPLEMENT

                  RETURN ACCEPTANCE SUPPLEMENT dated ________, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, dated as of [______], with the Owner Participant named therein (such Owner Trustee, in its capacity as such Owner Trustee being herein called "LESSOR") and CHAUTAUQUA AIRLINES, INC., a New York corporation, as Lessee ("LESSEE").

                  Lessor and Lessee have heretofore entered into that certain Lease Agreement (CH___), dated as of [____________], relating to one Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft (herein called the "LEASE" and the defined terms therein being hereinafter used with the same meanings). The Lease relates to the Airframe and Engines described below.

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

                  1. This Return Acceptance Supplement is executed by Lessor and Lessee to confirm that on the date hereof the following described Airframe and Engines were returned by Lessee to Lessor:

                           (i) Airframe: U.S. Registration No. [_____]; manufacturer's serial no. [_____]; and

                           (ii) Engines: two (2) [Rolls Royce] Allison [AE3007A1/3] [AE3007A1P] engines bearing, respectively, manufacturer's serial nos. [_____] and [_____].

                  2. This Return Acceptance Supplement is intended to be delivered in _____________________.

                  3. Lessor and Lessee agree that the return of the Aircraft is in compliance with Section 5 and Annex B of the Lease, except as set forth below:

                  4. Lessor and Lessee agree that the Lease is terminated, except for the provisions thereof that expressly survive termination.

                  IN WITNESS WHEREOF, Lessor and Lessee have each caused this Return Acceptance Supplement to be duly executed as of the day and year first above written.

                                    WELLSFARGO BANK NORTHWEST, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, except as expressly provided
                                         herein, but solely as Owner Trustee
                                         under the Trust Agreement, as Lessor

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:


                                    CHAUTAUQUA AIRLINES, INC.,
                                       as Lessee

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       Exhibit B
                                                          TO THE LEASE AGREEMENT





================================================================================



                          [FORM OF] SUBLEASE ASSIGNMENT

                         DATED AS OF [_______ __, _____]

                                  BY AND AMONG

                           CHAUTAUQUA AIRLINES, INC.,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
          NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS OWNER TRUSTEE,

                                       AND

                              JPMORGAN CHASE BANK,

                               AS SECURITY TRUSTEE

             AIRCRAFT SUBLEASE AGREEMENT, DATED AS OF [__________],
                 AMONG CHAUTAUQUA AIRLINES, INC., AS SUBLESSOR,

                                       and

                                  [-----------]
                                  AS SUBLESSEE,

                                   RELATING TO

               ONE EMBRAER [EMB-145LR] [EMB-145 MODEL EMB-135 KL]
              AIRCRAFT BEARING MANUFACTURER'S SERIAL NUMBER [____]
                          AND U.S. REGISTRATION [_____]



================================================================================

                  SUBLEASE ASSIGNMENT, dated as of [_______ __, ____] (the "ASSIGNMENT") by and among Chautauqua Airlines, Inc. ("CHAUTAUQUA"), [___________________], not in its individual capacity but solely as Owner Trustee ("OWNER TRUSTEE") and JPMorgan Chase Bank, as Security Trustee (the "SECURITY TRUSTEE").

                  WHEREAS, pursuant to that certain Lease Agreement (_____) dated [_____] (as amended or modified, the "LEASE"), between Owner Trustee and Chautauqua, Owner Trustee leased to Chautauqua one Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft bearing manufacturer's serial number [_____] and U.S. Registration No. [______] and the aircraft engines described therein (the "Aircraft") upon the terms and conditions set forth therein;

                  WHEREAS, pursuant to that certain Aircraft Sublease Agreement, dated as of [_______ __, ____] (as amended or modified, the "SUBLEASE") between Chautauqua, as sublessor, and [______], as sublessee (the "SUBLESSEE"), Chautauqua subleased the Aircraft to Sublessee;

                  WHEREAS, pursuant to that certain Security Agreement (_____) dated as of [_____ ___, _____] (as amended or modified, the "SECURITY AGREEMENT"), between Owner Trustee and the Security Trustee, Owner Trustee assigned as collateral to the Security Trustee all of its right, title and interest in, to and under the Lease as security for certain obligations of Owner Trustee to the Security Trustee;

                  WHEREAS, the Lease requires that Chautauqua collaterally assign all of its rights, title and interest in, to and under the Sublease to Owner Trustee and that Owner Trustee further collaterally assign all such right, title and interest to the Security Trustee; and

                  WHEREAS, capitalized terms used in this Assignment shall, unless otherwise defined herein, have the meanings ascribed them in Annex A to that certain Participation Agreement (______), dated as of [_____, ___, _____], as amended or modified, ("ANNEX A") among Chautauqua, as Lessee, Owner Trustee, as Owner Trustee, the Owner Participant named therein, the Lender named therein and the Security Trustee.

                   NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. SUBLEASE ASSIGNMENT.

                           1.1.1    For value received and to secure the due and
punctual payment and performance of all Chautauqua's obligations under the Lease, Chautauqua hereby collaterally assigns, transfers and conveys to Owner Trustee, its successors and assigns, all its right, title and interest in, to and under the Sublease, including but not limited to:

                           (a)      all of Chautauqua's rights and interests as
sublessor of the Aircraft and any part thereof at any time subject to the Sublease;

                           (b)      any and all rents, insurance and
condemnation proceeds, and all other payments and other moneys due or to become due, and any and all claims, rights, powers, remedies, title and interest of Chautauqua in and to or under or arising out of the Sublease

(including without limitation all claims for damages or other sums arising upon sale or other disposition of or loss of use of or requisition of title to or use of the Aircraft and any part thereof at any time subject to the Sublease or upon any event of default specified therein (hereinafter referred to as an "SUBLEASE EVENT OF DEFAULT"));

                           (c)      all rights, powers, privileges, remedies and
other benefits of Chautauqua under the Sublease and all rights to make determinations, exercise options or elections, give or withhold consents, waivers and approvals, give notices and exercise remedies (including the right to declare or exercise remedies with respect to Sublease Event of Default and to repossess any property), to appoint any appraiser or to take any other action under or in respect of the Sublease or accept any surrender or redelivery of the Aircraft and any part thereof, as well as all the rights, powers and remedies on the part of Chautauqua, whether arising under the Sublease or by statute or at law or in equity or otherwise, as a result of any Sublease Event of Default or event that, with the giving of notice or the lapse of time, or both, would become a Sublease Event of Default (hereinafter referred to as a "SUBLEASE DEFAULT"); and

                           (d)      all proceeds of the foregoing.

                  ((a), (b),(c) and (d) above, collectively, the "ASSIGNED RIGHTS")

                           1.1.2    This Assignment is a present assignment and
shall be effective, and the security interest created hereby shall attach, immediately upon execution of this Assignment; PROVIDED, HOWEVER, that the Owner Trustee and Security Trustee shall not be entitled to exercise, and Chautauqua alone shall remain entitled to exercise, any of the rights, powers, privileges, remedies and other benefits of Chautauqua described above, unless and until a Lease Event of Default shall have occurred and be continuing.

                           1.1.3    Owner Trustee, with the irrevocable and
unconditional consent of Chautauqua, as evidenced by Chautauqua's execution of this Assignment, has further assigned all of the Assigned Rights to the Security Trustee as and to the extent provided in the Security Agreement; PROVIDED, HOWEVER, that the Security Trustee shall not be entitled to exercise, and Chautauqua or Owner Trustee alone shall remain entitled to exercise, any of the rights, powers, privileges, remedies and other benefits of Chautauqua described above, unless and until a Lease Event of Default that constitutes a Loan Event of Default shall have occurred and be continuing.

SECTION 2. PERFORMANCE OF CHAUTAUQUA'S OBLIGATIONS.

                  It is expressly agreed that notwithstanding anything herein contained to the contrary, (i) Chautauqua shall remain liable under the Sublease to perform all of its obligations thereunder to the same extent as if this Assignment had not been executed, and (ii) neither Owner Trustee nor the Security Trustee shall have any obligation or liability under the Sublease solely by reason of or arising out of the Assignment, nor shall Owner Trustee or the Security Trustee or any other party be required or obligated in any manner to perform or fulfill any obligation of Chautauqua under or pursuant to the Sublease, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times.

SECTION 3. EVENT OF DEFAULT.

                  Upon the occurrence of a Lease Event of Default the Owner Trustee may (or if a Lease Event of Default that is also a Loan Event of Default shall occur, the Security Trustee may), at any time thereafter so long as the same shall be continuing, at its option, exercise one or more of the remedies set forth below and/or available to it under the Sublease or which may be available to it under the New York Uniform Commercial Code whether or not applicable in the relevant jurisdiction, as Owner Trustee or Security Trustee, as the case may be, may, in its sole discretion determine, which remedies are cumulative and in addition to every other right or remedy provided by law.

                  3.1 COLLECTION OF SUBLEASE PAYMENTS. Owner Trustee or Security Trustee, as the case may be, may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Sublease or any other property assigned hereunder and apply such amount to payments due under the Lease (in the case of Owner Trustee) or under the Loan Agreement (in the case of the Security Trustee), as the Owner Trustee or Security Trustee, as the case may be, in its discretion, shall determine;

                  3.2 MAINTENANCE OF SUBLEASE. Owner Trustee or Security Trustee, as the case may be, may assume all or any part of Chautauqua's right, title and interest in the Sublease and/or any other property assigned thereunder and maintain the Sublease and such other property assigned hereunder in full force and effect, with Owner Trustee or Security Trustee, as the case may be, substituted for Chautauqua thereunder, and in any such event all the right, title and interest of Chautauqua therein shall be extinguished and the Owner Trustee or Security Trustee, as the case may be, shall be entitled to collect and retain all rents and payments thereunder; and/or

                  3.3 SALE. Owner Trustee or Security Trustee, as the case may be, may sell at public or private sale, without appraisal, for such price as it may deem fair, the Sublease and all Chautauqua's right, title and interest therein, in which case the Owner Trustee or Security Trustee, as the case may be, shall give Owner Trustee (in the case of the Security Trustee) and Chautauqua at least 15 days' notice of the date fixed for any public sale or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of Chautauqua, Chautauqua hereby waiving and releasing (to the extent permitted by law) all rights of redemption, stay, appraisal, reclamation and turnover that Chautauqua now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

SECTION 4. WAIVER, INVALIDITY OF REMEDIES.

                   Each of Chautauqua and Owner Trustee waives any right to require the Security Trustee to pursue any other remedy it may have against Chautauqua or Owner Trustee. The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction. The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

SECTION 5. POWER OF ATTORNEY.

                  Chautauqua and Owner Trustee do hereby constitute the Security Trustee and its successors and assigns, its respective true and lawful attorney-in-fact, with full power (in the name of Chautauqua or Owner Trustee or otherwise) and at the expense of Chautauqua but for the use and benefit of the Security Trustee, at any time after a Loan Event of Default, that is also a Lease Event of Default, has occurred and for so long as it is continuing, to enforce each and every term and provision of the Sublease and any other property assigned hereunder, to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys due and to become due under or arising out of the Sublease or any other property assigned hereunder, to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, powers or remedies of every kind and description of Chautauqua and/or Owner Trustee under or arising out of the Sublease or any other property assigned hereunder, to file, commence, prosecute, compromise and settle in the name of Chautauqua, Owner Trustee or the Security Trustee, or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of Chautauqua and/or Owner Trustee under or arising out of the Sublease or any other property assigned hereunder and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Security Trustee were the absolute owner thereof for all purposes, and at such times and in such manner as the Security Trustee may deem to be necessary or advisable or convenient or proper in its absolute discretion.

SECTION 6. EXECUTION OF DOCUMENTS.

                  Each of Chautauqua and Owner Trustee agrees that at any time or from time to time, upon the written request of the Security Trustee, Chautauqua and Owner Trustee shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Security Trustee may reasonably request in order to obtain the full benefit of this Assignment and the rights and powers granted herein. Chautauqua and Owner Trustee agree to give a notice of assignment in the form of Exhibit A hereto to the Sublessee and to obtain from the Sublessee a consent to assignment in the form of Exhibit B hereto concurrently with their execution of this Agreement.

SECTION 7. ASSIGNMENT; PAYMENTS.

                  Security Trustee may at any time sell, assign, transfer or otherwise dispose of its interest in the Sublease, this Assignment, and in the property and security created thereby and hereby, but only in accordance with the express provisions of the Security Agreement other Operative Agreements. Neither Chautauqua nor Owner Trustee shall assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder except as provided herein.

SECTION 8. CHAUTAUQUA'S REPRESENTATIONS AND WARRANTIES.

                   Chautauqua represents and warrants that it has not assigned, transferred or pledged, and hereby covenants that it will not assign, transfer or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, titles or interests hereby assigned except as provided herein.

SECTION 9. GOVERNING LAW.

                  This Assignment is being delivered in the State of New York, United States of America. This Assignment, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State by residents thereof and to be performed entirely within such State.

SECTION 10. COUNTERPARTS.

                   This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

SECTION 11. MISCELLANEOUS.

                  This assignment may not be amended, supplemented, modified or waived without the prior written consent of the Security Trustee, Owner Trustee and Chautauqua. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Assignment, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Lease and the Sublease.

                        [CONTINUED ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of these parties hereto have duly executed this Assignment as of the date first set forth above.

                                    CHAUTAUQUA AIRLINES, INC.

                                    By:
                                         Name:
                                         Title:

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:

                                    JPMORGAN CHASE BANK, as Security Trustee


                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A
                                                      TO THE SUBLEASE ASSIGNMENT

                              NOTICE OF ASSIGNMENT

                                                              [------- --, ----]


[Insert Name and address of Permitted Sublessee]

Ladies and Gentlemen:

                  We hereby give you notice that by that certain Sublease Assignment dated as of [_______ __, ____] and made among Chautauqua Airlines, Inc. ("CHAUTAUQUA"), First Security Bank, National Association, not in its individual capacity, but solely as Owner Trustee, and JPMorgan Chase Bank, as Security Trustee (the "SECURITY TRUSTEE"), Chautauqua has collaterally assigned to Owner Trustee, and that Owner Trustee has further collaterally assigned to the Security Trustee all right, title and interest in, to and under that certain Aircraft Sublease Agreement dated as of [_______ __, ____] (the "SUBLEASE") among Chautauqua and you relating to one Embraer [EMB-145LR] [EMB-145 model EMB-135 KL] aircraft bearing manufacturer's serial number [_____].

                  Henceforth, upon receipt of written notice from Security Trustee that a Lease Event of Default that constitutes a Loan Event of Default has occurred and is continuing (a) all moneys that may be payable by you under said Sublease shall be paid to the Security Trustee and (b) all notices, documents and materials required to be delivered by you to Chautauqua under the Sublease shall be delivered to the Security Trustee, and not to Chautauqua, at:
[________, ______________________] Attention: [______________].

                  This notice and the instructions herein contained are irrevocable. Please acknowledge receipt of this notice to the Security Trustee on the enclosed consent to assignment.

                                    CHAUTAUQUA AIRLINES, INC.

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Owner Trustee


                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT B
                                                      TO THE SUBLEASE ASSIGNMENT

                              CONSENT TO ASSIGNMENT

                [Insert Name and Address of Permitted Sublessee]


                                                              [------- --, ----]



To:      Those parties listed on Schedule A attached hereto

Ladies and Gentlemen:

                  We acknowledge receipt of a copy of (i) a Notice of Assignment dated as of [_______ __, ____] and (ii) a Sublease Assignment dated as of [_______ __, ____] (the "ASSIGNMENT") by and among Chautauqua Airlines, Inc., Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee (the "OWNER TRUSTEE") and JPMorgan Chase Bank, as Security Trustee, as adequate notice of such Assignment.

                  For good and valuable consideration, the receipt of which we hereby acknowledge, we hereby agree that upon receipt of written notice from the Security Trustee that a Lease Event of Default that constitutes a Loan Event of Default has occurred and is continuing and thereafter, until otherwise notified in writing by Security Trustee, (i) all moneys that may be payable by us pursuant to the Sublease shall be paid to the Security Trustee's account at:
_______________________________, and (ii) that all notices, documents and materials required to be delivered to Chautauqua under the Sublease shall be delivered to the Security Trustee at such address as listed on the attached Schedule A.

                  This consent shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.

                                    [PERMITTED SUBLESSEE]

                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:
1

                       SCHEDULE A TO CONSENT TO ASSIGNMENT

Chautauqua Airlines, Inc.
2500 S. High School Road
Suite 160
Indianapolis, IN 46241-4943


JPMORGAN CHASE BANK,
AS SECURITY TRUSTEE
Institutional Trust Services
450 West 33rd Street, 15th Floor

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
79 South Main Street
MAC: U1254-031
Salt Lake City, UT 84111
Attn:  Corporate Trust Services
Tel:  801-246-5630
Fax:  801-246-5053

                                                                      Schedule 1
                                                              TO LEASE AGREEMENT


                                  CERTAIN TERMS

             DEFINED TERM                                            DEFINITION
             ------------                                            ----------

Holiday Date                               [_______]

Holiday Term                               The period commencing on and
                                           including the Closing Date and ending
                                           on and including the day immediately
                                           preceding the Holiday Date.

Minimum Liability Amount                   [*]

Renewal Rent Amount                        [_____]

Scheduled Expiration Date                  [____], or if such date is not a
                                           Business Day, then the Business Day
                                           next preceding such date

Similar Aircraft                           Embraer [EMB-145LR] [EMB-145 model
                                           EMB-135 KL] aircraft (other than the
                                           Aircraft)

SLV Rate                                   [*]

Special Purchase Date                      [_____] (or, if not a Business Day,
                                           the next Business Day)

Special Purchase Price                     [_____], plus all amounts required to
                                           be paid pursuant to the Loan
                                           Agreement for the prepayment of
                                           Loan A

Threshold Amount                           [*]


--------
* Confidential

                                                                      Schedule 2
                                                              TO LEASE AGREEMENT

                                   BASIC RENT

  PAYMENT DATE                      BASIC RENT                                        BASIC RENT
                                                                     ------------------------------------------
                                                                        EQUITY PORTION          DEBT PORTION
                                                                     --------------------    ------------------


                             [intentionally omitted]

                                                                     Schedule 2A
                                                              TO LEASE AGREEMENT

                              BASIC RENT ALLOCATION

                     Allocation Period                         Basic Rent
         starts from                and to                     Allocation
         and including              but excluding                Amount
         -------------              -------------                ------


                                                                      Schedule 3
                                                              TO LEASE AGREEMENT
                              STIPULATED LOSS VALUE

        DATE                PERCENTAGE OF LESSOR'S COST                         PERCENTAGE OF LESSOR'S COST
   --------------        --------------------------------           --------------------------------------------------
                                                                       EQUITY PORTION                 DEBT PORTION
                                                                    --------------------          --------------------



                             [intentionally omitted]

                                                                      Schedule 4
                                                              TO LEASE AGREEMENT

                                TERMINATION VALUE

        DATE                PERCENTAGE OF LESSOR'S COST                         PERCENTAGE OF LESSOR'S COST
   --------------        --------------------------------           --------------------------------------------------
                                                                       EQUITY PORTION                 DEBT PORTION
                                                                    --------------------          --------------------


                             [intentionally omitted]

                                                                      Schedule 5
                                                              TO LEASE AGREEMENT


                               PERMITTED COUNTRIES

        [*]



--------
* Confidential

                                                                      Schedule 6
                                                              TO LEASE AGREEMENT

                                    PLACARDS

                                   Leased from

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                  not in its individual capacity but solely as
                         Owner Trustee, Owner and Lessor
                                       and
                                  Mortgaged to
                              JPMORGAN CHASE BANK,
          not in its individual capacity but solely as Security Trustee

                                                                         Annex B
                                                              TO LEASE AGREEMENT

                                     ANNEX B
                                RETURN CONDITIONS

A.       GENERAL CONDITION.

                  At the time of return of the Aircraft to Lessor, (i) the Aircraft shall be registered with the FAA (except for a failure caused by the Lessor being ineligible to be the registered owner of an aircraft registered with the FAA), (ii) the Aircraft shall have and be in compliance with a currently valid standard certificate of airworthiness issued by the FAA, (iii) the Aircraft shall be free and clear of all Liens (other than Lessor Liens) and rights of persons not party to any Operative Agreement under pooling, interchange, overhaul, repair or similar agreements or arrangements, (iv) the Aircraft shall be in as good operating condition as when originally delivered to Lessee, ordinary wear and tear excepted, and be fully equipped with two Engines or other engines meeting the requirements of Replacement Engines, (v) the Aircraft shall have Lessee's logo removed or painted over in a workmanlike manner and shall be clean by United States commercial airline operating standards, (vi) there shall be no open or outstanding maintenance items against the Aircraft appearing in the log books applicable to the Aircraft, (vii) the Aircraft shall be returned in a passenger configuration, (viii) the Aircraft shall be in compliance with the corrosion control program in accordance with the Maintenance Program, (ix) the Aircraft shall comply with all outstanding Airworthiness Directives issued by the FAA and other requirements mandatory under U.S. law applicable to the Aircraft that by their terms require compliance at or before the time of return of the Aircraft, (x) Lessee shall deliver or cause to be delivered to Lessor the Aircraft Documents.

 B.      CONDITION.

                  1. "C" Check Inspection - The Airframe shall have completed, within [*] flight hours of return, the next sequential "C" check or any multiple thereof. If the Aircraft has logged more than [*] flight hours since the last "C" check or any multiple thereof, then Lessee shall perform the next scheduled "C" check or any multiple thereof, as applicable. All defects observed during such "C" check shall be rectified at Lessee's expense, in accordance with the Maintenance Program.

                  2. Structural Inspections - The Airframe shall have at least [*] months, or [*] flight hours or cycles, whichever is applicable, remaining before any scheduled structural inspection under the Maintenance Program which is not included in 1. above. In the event that a structural inspection interval is required at less than the above, Lessee shall, at its expense, perform all such structural inspections immediately prior to return of the Aircraft.

                  3. Engines - The hours of operation remaining on both the Engines shall not average less than 50% of the total flight hours between scheduled engine removals under the Maintenance Program, with no life limited part or cycle controlled part installed in the Engines having less than 12 months or equivalent hours or cycles remaining under the Maintenance Program.

--------
* Confidential

                  4. APU - The installed APU shall have remaining at least [*] of the expected mean time before removal under the Maintenance Program.

D.       PROVISION FOR "POWER BY THE HOUR AGREEMENTS".

                  If the Engines, APU, or any other hour or cycle controlled components on the day of return are maintained under valid Power-By-The Hour Agreements (the "PBH AGREEMENTS") (and either have been maintained throughout the Term under PBH Agreements, or Lessee has made payments to the maintenance provider to cover the period in which such components were not under such PBH Agreements), under which the Lessee is current on all payments and otherwise in good standing, then, in lieu of the relevant requirements in Sections B.3 or B.4, hereof, the Lessee shall return each such component in such condition as shall make it eligible for continued maintenance under PBH Agreements, without additional costs, start-up charges, or overhaul requirements. For the purposes hereof, a PBH Agreement shall mean a maintenance program, provided by the Engine, APU or component manufacturer or its successor or designee, providing full maintenance (other than routine day-to-day maintenance; provided, that foreign object damage and abuse and life limited parts may be excluded or separately charged) for such components at no cost other than standard per-cycle rates (i.e., excluding charges based on the current maintenance status of such component), all benefits of which program, including but not limited to the payments made by Lessee under such PBH Agreements while operating the Aircraft, shall be assignable or otherwise transferable to any other carrier without restrictions of any kind.

E.       RETURN CONDITION ADJUSTMENT.

                  If upon return the Airframe, any Engine (including any Replacement Engine) or the APU (each, an "ITEM OF EQUIPMENT") is below the minimum standard applicable thereto specified in Section C (the "MINIMUM"), Lessor shall accept return of the Aircraft provided that the other return conditions set forth in this Annex B have been satisfied or waived by Lessor upon payment to Lessor of the excess, if any, of (i) the sum of the Deficiency Amounts (as such term is defined below) for all such Items of Equipment over
(ii) the sum of the Credit Amounts (as defined below) for all such Items of Equipment; provided that if there is no such excess, Lessor shall accept return of the Aircraft without any payment by Lessee. For purposes of this Section E, "PERFORMANCE COSTS," with respect to any Item of Equipment, shall mean the cost of performing the applicable overhaul or refurbishment on which the Minimum for such Item of Equipment is based at the rate then charged by qualified third party maintenance providers capable of performing such work nearest to the return location; "DEFICIENCY AMOUNT," with respect to any Item of Equipment, shall mean the Performance Cost for such Item of Equipment multiplied by a fraction, the numerator of which shall be the number of months, hours or cycles, whichever is applicable, below the Minimum applicable to such Item of Equipment at the time of return and the denominator of which shall be the total months, hours or cycles, whichever is applicable, between such check, inspection, overhaul or replacement under the Maintenance Program; "CREDIT AMOUNT," with respect to any Item of Equipment, shall mean the Performance Cost for such Item of Equipment multiplied by a fraction, the numerator of which shall be the number of months, hours or cycles, whichever is applicable, above the Minimum applicable to such Item of Equipment at the time of return and the denominator of which shall be the total

--------
* Confidential
months, hours or cycles, whichever is applicable, between such check, inspection, overhaul or replacement under the Maintenance Program.

F.       INSPECTION UPON RETURN.

                  1. Ground Inspection - The Aircraft including the Aircraft Documents shall be made available to Lessor for ground inspection by Lessor or its designee at Lessee's facilities. Such inspection shall commence no later than five (5) Business Days prior to the date of return of the Aircraft. Lessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as specified in Section 2 hereof.

                  2. Operational Ground Check - Lessee shall conduct an operations ground check on the Aircraft in accordance with the Maintenance Program manual criteria for the purpose of demonstrating to Lessor the satisfactory operation of the systems, including a full fuel tank leak check, pilot and static systems check and hydraulic system internal leak check.

                  3. Operational Test Flight - The Aircraft shall be test flown by Lessee, using qualified flight test personnel, for up to two (2) hours to satisfactorily demonstrate the airworthiness of the Aircraft. During such test flight command, care, custody and control of the Aircraft shall remain at all times with Lessee. Up to five (5) of Lessor's designated representatives (or more if mutually agreed) may participate in such flight as observers. Upon completion of such operational flight-testing, the representatives of Lessee and Lessor participating in such testing shall agree in writing upon any discrepancies required to be corrected by Lessee in order to comply with the conditions required hereunder.

                                                                         Annex C
                                                              To Lease Agreement

                                     ANNEX C
                                   MAINTENANCE

                  Capitalized terms used but not defined term shall have the respective meanings set forth in Annex A to the Lease.

                  A.       MAINTENANCE.

                  Lessee shall maintain and operate the Aircraft, the Airframe and each Engine, or cause the Aircraft, the Airframe and each Engine to be maintained and operated in accordance with (1) Lessee's or a Permitted Sublessee's maintenance program for the Aircraft, Airframe and Engines approved by the FAA under FAA Regulations Part 121 (or, if subleased to a Permitted Foreign Air Carrier, in accordance with a maintenance program approved by or substantially equivalent to maintenance standards required by the Aviation Authority of the United States, Netherlands, France, Germany, Japan, Canada or the United Kingdom (the "MAINTENANCE PROGRAM"), so as to (i) keep the Aircraft, the Airframe and each Engine in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, (ii) keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certificate of the Aircraft to be maintained under FAA Regulations parts 21 and 121 or other Aviation Authority then having jurisdiction over the operation of the Aircraft under regulations which are, on the whole, qualitatively equivalent to FAA Regulations parts 21 and 121, except to the extent the FAA or other such Aviation Authority has revoked or suspended the airworthiness certificates for all aircraft of the same type and (iii) comply with all service, inspection, maintenance, modification, repair and overhaul regulations, directives and instructions which are mandatory by the FAA (or, if the Aircraft is registered in another country, the regulations of such country) upon the operator of the Aircraft and Engines; (2) the requirements of the Purchase Agreement so as to preserve the availability of any product warranties thereunder; and (3) except during periods when a Permitted Sublease is in effect, the same standards as Lessee uses with respect to aircraft of similar size in its fleet (including other regional aircraft of comparable size) and, during a period when a Permitted Sublease is in effect, the same standards used by the Permitted Sublessee thereunder with respect to similar aircraft of similar size in its fleet and operated by such Permitted Sublessee in similar circumstances. Lessee will not discriminate against the Aircraft (as compared to other aircraft of similar size, including other regional aircraft, in Lessee's fleet), in respect of maintenance other than withdrawal of the Aircraft from use and operation as is necessary to prepare the Aircraft for return to Lessor upon expiration or termination of the Lease; PROVIDED that the foregoing non-discrimination provision shall not apply to any Optional Modifications or Mandatory Modifications (as such terms are defined below) not required to be complied with prior to the end of the Term. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled and inspected in compliance with applicable Laws with respect to the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aviation Authority, other than minor or non-recurring violations with respect to which corrective measures are taken promptly upon discovery thereof and except to the extent Lessee or Permitted Sublessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license or registration in any reasonable manner which does not involve any risk of criminal liability or greater than non-material risk of material civil penalty against Lessor, Security Trustee or any Participant, or any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe, or any Engine, PROVIDED, HOWEVER, that no such contest shall affect Lessee's obligations to comply with the return conditions described in Annex B. Lessee shall maintain the Aircraft Documents in English. Lessee or a Permitted Sublessee may have the Aircraft, the Airframe, the Engines and any Parts installed on the Aircraft thereof maintained by a third party under a maintenance agreement, provided that such third party shall be duly certified by the FAA as a repair station. Any such maintenance agreement shall require maintenance in a manner consistent with the requirements of the Lease.

                  B.       REPLACEMENT OF PARTS.

                  Except as otherwise provided herein, Lessee, at its own cost and expense, will, or will cause a Permitted Sublessee to, at its own cost and expense, promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated or installed in or attached to the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, Lessee may, at its own cost and expense, or may permit a Permitted Sublessee at its own cost and expense to, remove (or cause to be removed) in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; PROVIDED, HOWEVER, that Lessee, except as otherwise provided herein, at its own cost and expense, will, or will cause a Permitted Sublessee at its own cost and expense to, replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by Section C below (and except in the case of replacement property temporarily installed on an emergency basis) and shall be in good operating condition and have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required under this Lease). Except as otherwise provided herein, all Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft, Airframe or such Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee (or if a Permitted Sublease is then in effect, in the Permitted Sublessee, as the case may be) free and clear of all Lessor Liens and all rights of Lessor, and the replaced Part shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in Lessor and subject only to Permitted Liens and pooling arrangements to the extent permitted by Section C below and except in the case of replacement property temporarily installed on an emergency basis, and (iii) such replacement Part shall become subject to this Lease and the Security Agreement and be deemed part of the Aircraft, Airframe or such Engine for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft, Airframe or Engine.


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

                  C.       POOLING OF PARTS.

                  Any Part removed from the Aircraft, Airframe or any Engine may be subjected by Lessee or a Permitted Sublessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft, Airframe or such Engine in accordance with paragraph B of this Annex C as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft, Airframe or any Engine may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee, Permitted Sublessee, at its own cost and expense, as promptly thereafter as reasonably possible either (i) causes title to such replacement part to vest in Lessor in accordance with paragraph B of this Annex C, free and clear of all Liens (except Permitted Liens), or (ii) replaces (or causes to be replaced) such replacement Part by incorporating or installing in or attaching to the Aircraft, Airframe or such Engine a further replacement Part owned by Lessee or a Permitted Sublessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with Section B of this Annex C.

                  D.       ALTERATIONS, MODIFICATIONS AND ADDITIONS.

                  Lessee shall, or shall cause a Permitted Sublessee to, make (or cause to be made) such alterations and modifications in and additions to the Aircraft, Airframe and each Engine as may be required from time to time by applicable Law, to the extent made mandatory in respect of the Aircraft (a "MANDATORY MODIFICATION"); PROVIDED, HOWEVER, that Lessee or any Permitted Sublessee may, in good faith and by appropriate procedure, contest the validity or application of any law, rule, regulation or order in any reasonable manner which does not involve any risk of criminal liability or material risk of material civil liability against Lessor, Security Trustee or any Participant, and does not involve a material risk of sale, forfeiture or loss of the Aircraft, it being understood that no such contest shall affect Lessee's obligations to comply with the return conditions described in Annex B. In addition, so long as no Payment Default or Lease Event of Default shall have occurred and be continuing, Lessee, at its own cost and expense, may, or may permit a Permitted Sublessee at its own cost and expense to, from time to time make such alterations and modifications in and additions to the Aircraft, Airframe or any Engine (each an "OPTIONAL MODIFICATION") as Lessee or such Permitted Sublessee may deem desirable in the proper conduct of its business, including, without limitation, removal of Parts which Lessee or such Permitted Sublessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine ("OBSOLETE PARTS"); PROVIDED, HOWEVER, that
(A) the aggregate value of such removed parts (based on their value on the Delivery Date) shall not exceed [*] and (B) no such Optional Modification shall
(i) diminish the fair market value, utility, condition or useful life of the Aircraft or any Engine below its fair market value, utility, condition or useful life immediately prior to such Optional Modification (assuming the Aircraft or such Engine was in the condition required by the Lease immediately prior to such Optional Modification), or (ii) cause the Aircraft to cease to have a standard certificate of airworthiness issued under FAA Regulations Parts 21 and 121 and cease to be eligible for operation under FAA Regulations Part 121. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated in the Aircraft, Airframe or such Engine as the result of such

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

Optional Modification shall, without further act, vest in Lessor and become subject to this Lease and the Security Agreement. Notwithstanding anything to the contrary in this Section D, Lessee or a Permitted Sublessee may, at any time during the Term, remove any Part (such Part being referred to herein as a "REMOVABLE PART") if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in the Aircraft, Airframe or such Engine at the time of delivery thereof hereunder, (ii) such Part is not required to be incorporated in the Aircraft, Airframe or such Engine pursuant to the terms of paragraph A of Annex B to the Lease, and (iii) such Part can be removed from the Aircraft, Airframe or such Engine without causing damage to the Aircraft or any Engine that is not repaired by Lessee. Lessee shall be responsible for the cost of any such removal and repair of any such damage. Removable Parts may be leased from or financed by third parties other than Lessor. Notwithstanding anything to the contrary contained herein, title to any Removable Part so leased from or financed by a third party other than Lessor shall remain vested in such third-party lessor, financing party or Lessee. Upon the removal by Lessee or such Permitted Sublessee of any Removable Part or Obsolete Part as above provided, title thereto shall, without further act, vest in Lessee or such Permitted Sublessee and such Part shall no longer be deemed part of the Aircraft, Airframe or such Engine from which it was removed. Any Part not removed as above provided prior to the return of the Aircraft, Airframe or such Engine to Lessor hereunder shall remain the property of Lessor.


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

                                                                         Annex D
                                                          TO THE LEASE AGREEMENT

                                     ANNEX D
                                    INSURANCE

A.       LIABILITY INSURANCE

                  1. Subject to the rights of the Lessee under Section G and except as provided in Section A.2 below, the Lessee shall, without expense to the Lessor, Owner Participant or Security Trustee maintain or cause to be maintained in effect at all times during the Term with insurers of nationally or internationally recognized responsibility public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee.

                  2. During any period that the Aircraft is grounded and not in operation, the Lessee may modify the insurance required by Section A.1 above, to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

B.       HULL INSURANCE

                  Subject to the rights of the Lessee under Section G, the Lessee shall, without expense to the Lessor, Owner Participant or Security Trustee, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally or internationally recognized responsibility
(i) all risk, ground and flight hull insurance, which may, except as provided below, exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the greater of (x) Stipulated Loss Value of the Aircraft and (y) 110% of the outstanding principal amount of Loan A at the time; PROVIDED THAT, neither the Lessee nor any Permitted Sublessee shall be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or engine. Such hull insurance or other insurance of the Lessee (or a Permitted Sublessee) shall cover Engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines or Parts on the Airframe. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee.

                  Any policies of insurance carried in accordance with this Section B covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall name Lessor, or so long as the Lien of the Security Agreement shall not have been discharged, Security Trustee as exclusive loss payee for any proceeds to be paid under such policies up to an amount equal to the Stipulated Loss Value and (ii) shall provide that (A) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss up to an amount equal to the Stipulated Loss Value for the Aircraft shall be payable to Lessor (or, so long as the Lien of the Security Agreement shall not have been discharged, the Security Trustee), except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case Lessee (or any Permitted Sublessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Lessor (or, so long as the Lien of the Security shall not have been discharged, the Security Trustee) whether such payment is made to Lessee (or any Permitted Sublessee) or any third party, it being understood and agreed that in the case of any payment to Lessor (or the Security Trustee) otherwise than in respect of an Event of Loss Lessor (or the Security Trustee) shall, upon receipt of a certificate of a qualified engineer (who may be an employee of Lessee) certifying that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to Lessee or its designee, and (B) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee or its designee, PROVIDED that if a Payment Default, Bankruptcy Default or any Lease Event of Default shall have occurred and be continuing and the insurers have been notified thereof by Lessor or the Security Trustee, such payment referred to in clause (B) shall be made as provided in clause (i) above. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds in respect of such loss for the account of Lessee or any other third party that is entitled to receive such proceeds.

C.       WAR-RISK, HIJACKING AND ALLIED PERILS INSURANCE

                  If and to the extent that the Lessee or a Permitted Sublessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes (other than routes within the United States, Canada, Mexico, Bermuda and islands other than Cuba in the Caribbean Basin) where the custom in the industry is to carry war risk insurance or (C) in any area of recognized hostilities, the Lessee or such Permitted Sublessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in an amount not less than the greater of (x) Stipulated Loss Value of the Aircraft and (y) 110% of the outstanding amount of Loan A at the time.

D.       GENERAL PROVISIONS

                  The Lessee shall cause all policies of insurance carried in accordance with Section A, B, and C, to name the Security Trustee, Lender and the Lessor as additional insureds (collectively, the "ADDITIONAL INSUREDS"), as their respective interests may appear. Such polices shall provide with respect to such Additional Insureds that (i) none of their respective interest in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or, in the case of any particular Additional Insured, any other Additional Insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or such lesser period as may be applicable in the case of any war risk, hijacking and allied perils insurance coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (vi) shall apply worldwide and have no territorial restrictions or limitations (except in the case of war risk, hijacking or related perils insurance, which shall apply to the fullest extent available in the international insurance market); and (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation.

E.       REPORTS AND CERTIFICATES; OTHER INFORMATION

                  Lessee will furnish to the Lessor, the Owner Participant and Security Trustee (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Annex D, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Annex D, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Annex D, a report signed by a firm of aircraft insurance brokers, not affiliated with the Lessee, regularly retained by the Lessee, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, PROVIDED that all information contained in such report shall be held confidential by the Lessor, the Owner Participant and Security Trustee and their respective agents (PROVIDED that they shall agree for the benefit of the Lessee to hold all such information similarly confidential) or as may be required by Applicable Law. The Lessee will instruct such firm to give prompt written advice to the Lessor, Owner Participant and Security Trustee of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor, the Owner Participant and Security Trustee in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Annex D (or such lesser period as may be applicable in the case of war risk, hijacking and allied perils coverage).

F.       RIGHT TO PAY PREMIUMS

                  The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor, Owner Participant and Security Trustee and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor, Owner Participant and Security Trustee shall have the option, in its sole discretion, to pay any cash premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor, Owner Participant or Security Trustee may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant and Security Trustee for amounts so paid by them.

G.       DEDUCTIBLES; SELF-INSURANCE

                  The Lessee may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to Section 11 and this Annex D in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed, on a per occurrence or on a fleetwide basis during any policy year, an amount equal to 5% of the Lessee's tangible net worth, calculated as at the end of the Lessee's immediately preceding fiscal year (but in no event to exceed [*]). A deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted, for each aircraft in the Lessee's fleet, in addition to such self-insurance.


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